(ICON)
Prudential
Municipal
Series Fund

Connecticut
Money Market Series

ANNUAL
REPORT
Aug. 31, 1998
(LOGO)

Prudential Municipal Series Fund
Connecticut Money Market Series

Performance At A Glance.
U.S. interest rates -- including municipal money market yields -- declined over the past year as a deepening economic crisis in Asia, Russia, and Latin
America caused investors to take refuge in U.S. Treasuries. Despite this low interest rate environment and dearth of short-term municipal securities, your
Prudential Municipal Series Fund -- Connecticut Money Market Series provided an attractive, tax-advantaged return because we acted quickly to buy securities during the brief periods when money market yields shot higher.

Fund Facts
As of 8/31/98
                  7-Day         Net Asset    Taxable Equivalent
Yield*     Weighted Avg.    Net Assets
                Current Yld.   Value (NAV)   @31%      @36%
@39.6%       Mat. (WAM)      (Millions)
CT Money
Market Series      2.46%          $1           3.73%
4.02%    4.26%        53 Days          $95

IBC Financial Data
Tax-Free State
Specific (SB & GP
- CT) Avg.**       2.62%          $1           3.98%
4.29%    4.54%        56 Days           N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Mondays. These are the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker (SB) &
General Purpose (GP) - Connecticut) category as of August 31,
1998.

Tracking Tax-Free Money Fund Yields
           (GRAPH)
How Investments Compared.
    As of 8/31/98
     (GRAPH)
Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical
20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value and provide tax-free income. They don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Richard S. Lynes, Fund Manager
(PHOTP)
Portfolio
Manager's Report

The Prudential Municipal Series Fund -- Connecticut Money Market Series seeks to provide the highest level of current income that is exempt from federal and
Connecticut state income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal bonds with maturities of 13 months or less from the state of
Connecticut, its municipalities, local governments and other qualifying issuers (such as Puerto Rico, Guam and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

It Was A Very Good Year.
Fiscal year 1998 was kind to the State of Connecticut. The governor's office reported that the Nutmeg State finished the year with a $610 million budget surplus and a "rainy-day fund" that is brimming at the statutory minimum of five percent of general revenues.

Strategy Session.
Inflation Fears Fade.
Early in the fall of 1997, investors worried that a booming U.S. economy was growing so fast it could fuel higher inflation, which erodes the value of a bond. Some even believed the Federal Reserve would react by increasing the federal funds rate (the rate banks charge each other for overnight loans) to slow the economy down.

However, an economic crisis that gripped Asia in October 1997 eventually spread around the globe and slowed U.S. economic growth. The domestic economy lost steam as cheaply priced Asian products flooded U.S.
markets, while
foreign demand for American-made goods dwindled. Not surprisingly, anti-cipation of a federal funds rate increase turned into hopes for a rate cut in
1998 as the economy shifted into low gear and inflation remained subdued.

Asian Crisis Lifts Munis.
Meanwhile, the economic and political turmoil that spread from Asia to Russia and South America spurred demand for "safe haven" investments such as U.S.
Treasuries. As a result, prices of Treasuries soared and yields fell, a trend that was also reflected in the tax-exempt money markets. Indeed, the Bond
Buyer One-Year Note Index, a popular barometer of short-term municipal yields, fell to 3.47% in August 1998 from 3.82% a year earlier.

Municipal securities also did well as healthy local economies generated higher tax revenues that reduced the borrowing needs of many state and local governments. Connecticut, for example, finished the 1998 fiscal year with a
$610 million budget surplus. What new issuance there was focused primarily on longer-term bonds because state and local governments could lock in lower interest rates for an extended period of time. These two factors caused the supply of new municipal money market securities to decrease even though investor demand was strong.

What Went Well.

Timely Purchases.
Finding attractively priced Connecticut securities proved difficult amid low interest rates and a dwindling supply of tax-exempt money market securities.
When short-term interest rates did spike upward at year end and again during tax season, we were ready to act because we could quickly get our hands on cash to buy securities.

For example, portfolio managers sold money market securities in late April to meet shareholder redemptions that occur during income tax season. This heavy selling by portfolio managers temporarily pushed up shortterm yields. Because we increased our securities that are easily convertible into cash heading into the tax season, we went bargain hunting and purchased sixmonth securities such as New Fairfield, Connecticut, General Obligation Bond Anticipation Notes.
Later in June, we bought Connecticut State Special Assessment
Unemployment
Revenue Bond maturing in a year. Buying these securities in the spring proved to be a wise choice since they became much more expensive during the summer as the bond market rallied.

Our timely purchases helped keep the Series' weighted average maturity (WAM) longer than the average comparable fund for most of the reporting period. Con-sidering that the Federal Reserve had left monetary policy unchanged over the past 12 months, we believed maintaining a longer WAM by locking in yields on six-month and one-year securities was the best strategy to adopt.
And Not So Well. The Rate Game.
Like many investors earlier in the year, we believed that a federal funds rate increase was likely to rein an economy that was growing too fast. Had we known the key short-term rate would remain at 5.50% and tax-exempt money market yields would fall sharply, we would have bought even more aggressively in the spring when yields hovered at attractive levels.

Looking Ahead.
The global financial crisis now threatens the U.S. economic expansion, which is well into its eighth year. The Federal Reserve cut the federal funds rate by a quarter of a percentage point on September 29 and October 15 to 5.00% to keep the economy moving. These moves should also provide a positive psychology for global economies. Furthermore, we think the Federal Reserve may eventually be joined by key European central banks that are equally concerned about growth prospects of global economies as well as their own.

As 1998 draws to a close, we plan to remain competitive by maintaining a long
WAM through purchases of attractively priced, longer-term money market securities. We will also hold enough securities that are easily convertible into cash to satisfy seasonal shareholder redemptions that usually occur in
December.

Weighted Average Maturity Compared To
      The Average Fund.
           (GRAPH) --------------------------------------------
----------------------------------

President's Letter
September 25, 1998
(PHOTO)
                     Guarding Against Uncertainty.
Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of sell-offs that may signal an end to the eight-year run of double-digit returns to investors.

Amid this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of
U.S. debt securities - especially Treasuries. The U.S.
economy remains strong,
with steady growth and low inflation. How long these trends will hold, no one knows.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall - that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,
Brian M. Storms, President
Prudential Investments ----------------------------------------
--------------------------------------

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    CONNECTICUT MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
Ascension Parish Louisiana, Rev. Daily BASF Corp. Proj., Ser.
   97, F.R.D.D., A.M.T.
P-1               3.40%       9/01/98   $  1,700     $
1,700,000
Brazos River Texas, Dist. Rev., Dow Chemical, Ser. 98,
   F.R.D.D., A.M.T.
A-1(c)            3.55        9/01/98      1,100
1,100,000
Carroll Cnty., Kentucky, Solid Waste Disp. Facs. Rev., Kentucky
   Utility Proj., Ser. 94A, F.R.D.D., A.M.T.
VMIG1             3.50        9/01/98        600
600,000
Charleston Cnty. South Carolina, Ind. Rev., Zeigler Coal
   Hldg. Proj., Ser. 97, F.R.D.D., A.M.T.
A-1+(c)           3.50        9/01/98      1,600
1,600,000
Cheshire Connecticut, Gen. Oblig., Ser. A
Aa3               4.00        8/01/99        235
235,730
Connecticut St. Dev. Auth.,
   Bradley Airport Hotel, Ser. 97A, F.R.W.D. VMIG1
3.10  9/03/98 1,000
1,000,000
   Bradley Airport Hotel, Ser. 97B, F.R.W.D. VMIG1
3.10  9/03/98 3,000
3,000,000
   Bradley Airport Hotel, Ser. 97C, F.R.W.D. VMIG1
3.10  9/03/98 1,400
1,400,000
   Conco Proj., Ser. 85, F.R.W.D.
P-1               3.05        9/03/98      1,700
1,700,000
Corp. for Independ. Living Proj., Ser. 90, F.R.W.D.
VMIG1             2.95        9/02/98      2,350
2,350,000
Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D., A.M.T.
VMIG1             3.30        9/02/98      5,400
5,400,000
Poll. Ctrl. Rev., Conn. Lt. & Pwr. Co., Proj. A, Ser.
      96A, F.R.W.D., A.M.B.A.C., A.M.T.
P-1               3.25        9/03/98      2,200
2,200,000
   Poll. Ctrl. Rev., W. Mass. Elec. Co., Ser. 93A, F.R.W.D.
VMIG1             3.15        9/02/98      1,300
1,300,000
Rand Whitney Container Bd., Ser. 93, F.R.W.D., A.M.T.
P-1               2.95        9/02/98      2,000
2,000,000
   SHW Inc. Proj., Ser. 90, F.R.W.D., A.M.T.
NR                3.15        9/02/98      4,500
4,500,000
Connecticut St. Gen. Oblig., Ser. B
Aa3               5.65       11/15/98      1,500
1,506,473
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Bradley Hlth. Care, Ser. B, F.R.W.D.
VMIG1             2.85        9/02/98      2,000
2,000,000
   Charlotte Hungerford, Ser. C, F.R.W.D.
VMIG1             2.80        9/03/98      1,500
1,500,000
   Conn. St. Univ., Ser. B, A.M.B.A.C.
Aaa               5.25       11/01/98        720
722,056
   Pomfret School Issue, Ser. A, F.R.W.D.
VMIG1             3.15        9/02/98      1,000
1,000,000
   Sharon Hosp. Issue, Ser. A, F.R.W.D.
VMIG1             3.15        9/03/98      1,400
1,400,000
   Yale University., Ser. S, T.E.C.P.
VMIG1             3.40       10/13/98      1,000
1,000,000
   Yale University., Ser. S, T.E.C.P.
VMIG1             3.45        1/15/99      3,400
3,400,000
Connecticut St. Spec. Assmt.,
   Second Injury Fund, T.E.C.P.
P-1               3.55       10/08/98      6,000
6,000,000
   Unemployment Comp., Ser. 93C, A.N.N.M.T., F.G.I.C.
VMIG1             3.60        7/01/99      5,100
5,100,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev., Ser. 90I, F.R.W.D.
VMIG1             3.30        9/02/98      5,035
5,035,000
Connecticut State, Gen. Oblig. Economic Recovery Nts., Ser. 95
Aa3               5.00       12/15/98      2,000
2,007,427
Darien Connecticut, Gen. Oblig.
Aaa               4.50        4/15/99        755
759,231
Jackson Cnty. Mississippi, Chevron U.S.A. Inc. Proj., Ser. 94,
   F.R.D.D., A.M.T.
P-1               3.50        9/01/98      1,200
1,200,000
New Fairfield Connecticut, Gen. Oblig., B.A.N.
NR                3.75       11/19/98      3,545
3,546,334
Norwich Connecticut, Gen. Oblig., B.A.N.
NR                3.60       11/10/98      2,700
2,700,151
Plainfield Connecticut, Gen. Oblig., T.A.N.
NR                4.00        5/05/99      2,600
2,606,781
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    CONNECTICUT MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
                                                           ----
---------------------------------------------------------------
---------------------------------------------------------
Puerto Rico Commwlth., Government Development Bank, Ser.
   85, F.R.W.D., M.B.I.A.
VMIG1             2.50%       9/02/98   $    200     $
200,000
Puerto Rico Hsg. Fin. Corp., Multi-family Mtge. Rev., Port. A,
   Ser. 90I, M.O.T., A.M.B.A.C.
Aaa               3.50        9/15/98      2,455
2,455,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fac. Fin.
   Auth. Rev.,
   Schering-Plough Corp., Ser. 83A, A.O.T.
NR                3.75       12/01/98      3,500
3,499,564
Stamford Connecticut, Gen. Oblig.
Aaa               7.00        3/15/99      1,000
1,017,940
Stamford Connecticut, Hsg. Auth. Rev., Morgan Street Proj.,
   Ser. 94, F.R.W.D., A.M.T.
VMIG1             3.30        9/02/98      1,500
1,500,000
Trinity River Auth. Texas, Poll. Ctl. Rev., Tx. Util.
Elec., Ser. 96A, F.R.D.D., A.M.B.A.C., A.M.T.
VMIG1             3.50        9/01/98        500
500,000
University of Connecticut, Student Fee Rev. Bds.,
   Susquehana 98A, Ser. SSP 16A, F.R.W.D., M.B.I.A.
VMIG1             3.20        9/02/98      3,000
3,000,000
West Baton Rouge Parish Ind. Louisiana Dist. 3
   Rev., Dow Chemical Co. Proj., Ser. 93, F.R.D.D.,
   A.M.T.
P-1               3.55        9/01/98      3,300
3,300,000
West Hartford Connecticut, Gen. Oblig., Ser. 97 Aaa
4.00        9/15/98           1,000
1,000,093
West Side Calhoun Cnty. Texas, Nav. Dist., Swr. & Solid
   Waste Disp. Rev. Proj. for British Petroleum, Ser. 96,
   F.R.D.D., A.M.T.
P-1               3.50        9/01/98      4,300
4,300,000

-----------
Total Investments--97.1%
(amortized cost $92,341,780;(d))
92,341,780
Other assets in excess of liabilities--2.9%
2,775,668

-----------
Net Assets--100%
$95,117,448

-----------

-----------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax. A.N.N.M.T.--Annual Mandatory Tender. A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note. F.G.I.C.--Financial Guaranty Insurance Company. F.R.D.D.--Floating Rate
    (Daily) Demand Note (b). F.R.W.D.--Floating Rate
    (Weekly) Demand Note (b). M.B.I.A.--Municipal Bond Insurance Association. M.O.T.--Monthly Optional
    Tender.
        T.A.N.--Tax Anticipation Notes.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity
date of Floating Rate
    Demand Notes is considered to be the later of the next
date on which the
security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes is substantially the
same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings. ------------------------
-------------------------------------------------------
See Notes to Financial Statements.     4

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         CONNECTICUT
MONEY MARKET SERIES -------------------------------------------
------------------------------------

Assets
August 31, 1998
Investments, at amortized cost which approximates market
value.............................................      $
92,341,780
Cash........................................................
 ...............................................
83,043
Receivable for Series shares
sold........................................................
 ..................           3,085,335
Interest
receivable..................................................
 ......................................             499,378
Other
assets......................................................
 .........................................
1,971

---------------
   Total
assets......................................................
 ......................................          96,011,507
---------------
Liabilities
Payable for Series shares
reacquired..................................................
 .....................             754,953
Accrued
expenses....................................................
 .......................................              51,761
Management fee
payable.....................................................
 ................................              40,229 Dividends
payable.....................................................
 .....................................              37,896
Distribution fee
payable.....................................................
 ..............................               5,093
Deferred trustee's
fees........................................................
 ............................               4,127

---------------
   Total
liabilities.................................................
 ......................................             894,059

---------------
Net
Assets......................................................
 ...........................................      $ 95,117,448

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value....................................................... .
$      951,174
   Paid-in capital in excess of
par.........................................................
 ...............          94,166,274

---------------
Net assets, August 31,
1998........................................................
 ........................      $   95,117,448

---------------

---------------
Net asset value, offering price and redemption price per share
($95,117,448 / 95,117,448 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)......................
$1.00
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND CONNECTICUT MONEY MARKET
SERIES Statement of Operations
-----------------------------------------------------------

                                                 Year Ended Net
Investment Income                              August 31,
1998
Income
   Interest earned..........................     $ 2,989,205
                                               --------------
Expenses
   Management fee...........................         423,998
   Distribution fee.........................         105,999
   Custodian's fees and expenses............          77,000
   Reports to shareholders..................          34,000
   Transfer agent's fees and expenses.......          33,000
   Registration fees........................          22,000
   Legal fees and expenses..................          12,000
   Audit fee and expenses...................           8,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           5,968
                                               --------------
      Total expenses........................         725,965
   Less: Custodian fee credit (Note 1)......
(4,843)
                                               --------------
      Net expenses..........................         721,122
                                               --------------
Net investment income.......................       2,268,083
Realized Gain on Investments
Net realized gain on investments............           1,460
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................     $ 2,269,543
                                               --------------
                                               --------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets ----------------------------
-------------------------------
Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1998            1997
Operations
Net investment income..........  $  2,268,083    $
2,373,476
   Net realized gain on investment transactions................
      1,460
52
                                    ------------    --------
----
   Net increase in net assets
      resulting from operations...     2,269,543
2,373,528
                                    ------------    --------
----
Dividends and distributions (Note
   1).............................    (2,269,543)
(2,373,528)
                                    ------------    --------
----
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold........................   389,111,500
251,461,796
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,204,564
2,303,863
   Cost of shares reacquired......  (372,125,422) (255,521,446)
                                    ------------    --------
----
   Net increase (decrease) in net
      assets from Series share
      transactions................    19,190,642
(1,755,787)
                                    ------------    --------
----
Total increase (decrease).........    19,190,642
(1,755,787)
Net Assets
Beginning of year.................    75,926,806
77,682,593
                                    ------------    --------
----
End of year.......................  $ 95,117,448    $
75,926,806
                                    ------------    --------
----
                                    ------------    --------
----
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     6

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements               CONNECTICUT
MONEY MARKET SERIES -------------------------------------------
------------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered
under the Investment
Company Act of 1940, as an open-end investment company. The
Fund was organized
as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The
monies of each series are invested in separate, independently managed
portfolios. The Connecticut Money Market Series (the 'Series')
commenced
investment operations on August 5, 1991. The Series is
nondiversified and seeks
to provide the highest level of income that is exempt from
Connecticut state,
local and federal income taxes with the minimum of risk by
investing in
'investment grade' tax-exempt securities having a maturity of thirteen months or
less and whose ratings are within the two highest ratings
categories by a
nationally recognized statistical rating organization, or if not rated, are of
comparable quality. The ability of the issuers of the
securities held by the
Series to meet their obligations may be affected by economic developments in a
specific state, industry or region. --------------------------- --------------------------------Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of
valuation involves valuing a security at its cost on the date of purchase and
thereafter assuming a constant amortization to maturity of any discount or
premium.
All securities are valued as of 4:30 p.m., New York time. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis. Expenses are recorded on the accrual basis which may require the
use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent of the Series to
continue to meet the requirements of the Internal Revenue Code applicable to
regulated investment companies and to distribute all of its net income to
shareholders. For this reason, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net
investment income.
Payment of dividends is made monthly. Income distributions and capital gain
distributions are determined in accordance with income tax
regulations which may
differ from generally accepted accounting principles. Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
-------Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Fund through May
31, 1998.
Prudential Investment Management Services LLC ('PIMS') became the distributor of
the Fund effective June 1, 1998 and is serving the Fund under the same terms and
conditions as under the arrangement with PSI. The Series
compensated PSI and
PIMS for distributing and servicing the Series' shares pursuant to the plan of
distribution at an annual rate of .125 of 1% of the Series'
average daily net
assets. The distribution fee is accrued daily and payable
monthly.
PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America. ---------------------- -------------------------------------Note 3. Other Transactions
with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
August 31, 1998, the
Series incurred fees of approximately $28,600 for the services of PMFS. As of
August 31, 1998, approximately $1,900 of such fees were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations also
include certain
out-of-pocket expenses paid to nonaffiliates. -----------------
--------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     CONNECTICUT MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Year Ended August 31,
                                                        -------
-----------------------------------------------
1998        1997        1996        1995        1994
                                                        ------
-------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $
1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains............ .03
 .03(a)      .03(a)      .03(a)                .02(a)
Dividends and distributions to shareholders.........
(.03)       (.03)       (.03)       (.03)       (.02)
                                                        ------
-------     -------     -------     -------
Net asset value, end of year........................    $
1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                        ------
-------     -------     -------     -------
                                                        ------
-------     -------     -------     -------
TOTAL RETURN(b):.................................... 2.72%
3.10%       3.17%       3.16%                 2.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................... $95,117
$75,927     $77,683     $62,867               $54,302
Average net assets (000)............................ $84,800
$77,500     $74,576     $57,103               $60,594
Ratios to average net assets:
  Expenses, including distribution fee.............. .86%
 .46%(a)     .47%(a)     .58%(a)               .54%(a)
  Expenses, excluding distribution fee.............. .74%
 .34%(a)     .35%(a)     .46%(a)               .42%(a)
  Net investment income............................. 2.68%
3.06%(a)    3.12%(a)    3.17%(a)              1.99%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and
distributions.
---------------------------------------------------------------
----------------
See Notes to Financial Statements.     8

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants             CONNECTICUT
MONEY MARKET SERIES -------------------------------------------
------------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market
Series:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
Connecticut Money Market Series (the 'Fund', one of the portfolios constituting
Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998 ----------------------------------------------
---------------------------------

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Federal Income Tax Information
(Unaudited)                           CONNECTICUT MONEY
MARKET SERIES -------------------------------------------------
------------------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal tax status of
dividends and distributions paid by the Fund during such fiscal year.
Accordingly, during its fiscal year ended August 31, 1998,
dividends paid from
net investment income of $.03 per share were all federally
tax-exempt interest
dividends. ----------------------------------------------------
---------------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls - sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the
Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing.
A definition of the selected index is also provided.
Investors generally
cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street Newark,
NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation Prudential
Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M648                 MF154E


(ICON)
Prudential
Municipal
Series Fund
-------------------
Florida Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
Florida Series

Performance At A Glance.
Municipal bonds and U.S. Treasuries rallied over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the U.S. government. During the same period, your Prudential Municipal
Series Fund -- Florida Series Class A shares performed better than the average comparable fund tracked by Lipper
Analytical
Services. We enhanced the Series' performance by increasing its holdings of noncallable tax-exempt bonds. These bonds performed well during the rally since they could not be retired as interest rates declined.

Cumulative Total Returns1
As of 8/31/98
                             One          Five
Since
                             Year         Years
Inception2
Class A                      8.34%    32.55% (29.59)
80.97% (73.39)
Class B                      7.91          N/A
32.59  (30.74)
Class C                      7.64     28.17  (25.31)
32.20  (29.00)
Class Z                      8.34          N/A
13.30  (13.09)
Lipper FL Muni Debt Avg.3    8.28         31.07
***

Average Annual Total Returns1
As of 9/30/98
               One         Five           Since
               Year        Years        Inception2
Class A        5.17%    5.17% (4.70)    7.70% (7.11)
Class B        2.99         N/A         7.13  (6.77)
Class C        6.72     5.10  (4.63)    5.78  (5.29)
Class Z        8.53         N/A         7.93  (7.82)

Distributions & Yields                           As of
8/31/98
                                              Taxable
Equivalent Yield4
           Total Distributions    30-Day          At Tax
Rates Of
             Paid for 12 Mos.    SEC Yield      36%
39.6%
Class A           $0.52            4.02%       6.28%
6.66%
Class B           $0.48            3.75        5.86
6.21
Class C           $0.45            3.50        5.47
5.79
Class Z           $0.53            4.25        6.64
7.04

Past performance is not indicative of future results.
Principal and
investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper
Analytical
Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 12/28/90; Class B, 8/1/94; Class C,
7/26/93; and Class Z, 12/6/96.

3Lipper average returns are for all funds in each share class for the one- and five-year periods in the Florida Municipal Debt Fund category.
4Taxable equivalent yields reflect federal and applicable state tax rates.
***Lipper Since Inception returns are 76.19% for Class A; 33.27% for Class B; 34.20% for Class C; and 12.65% for Class Z based on all funds in each share class.
How Investment Compared.
   (As of 8/31/98)
       (GRAPH)
Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Peter Allegrini & Scott Diamond, Fund Managers
                                  (PICTURE)        (PICTURE)
Portfolio
Managers' Report

The Series' investment objective is to maximize current income that is exempt from federal income taxes, consistent with the preservation of capital, and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. Certain shareholders may be subject to the federal alternative minimum tax (AMT), however. There can be no assurance the Series will achieve its investment objective. A Great Buy.
In August this year, some municipal bonds yielded nearly 95% as much as U.S. Treasuries compared to the historical average of approximately 87%. Tax-exempt bonds cheapened relative to Treasuries partly because a huge supply of newly issued municipal bonds placed a drag on price increases.

Strategy Session.
Main Street Meets Moscow.
Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about. Thousands of Southeast Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. Meanwhile, Russian President Boris Yeltsin sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United States, where steady economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing $146.4 billion of long-term tax-exempt bonds in the first six months of 1998, a 51% increase over the same period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not stand to benefit from the tax advantages. Thus, municipal bonds cheapened relative to Treasuries so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as Treasuries in late August, well above the historical average of roughly 87%.

     Portfolio Composition.
Sectors expressed as a percentage of
total investments as of 8/31/98.
      (PIE CHART)

What Went Well.
Along For The Ride.

August was a good month for the municipal bond market. Lehman Brothers' Municipal Index rose 1.55%, the second best return in the past 13 months. As news from Russia grew more ominous, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer Revenue Bond Index, a weekly average of long-term municipal bond yields, just shy of the record low reached earlier in the year.

Your Series rode the rally higher in August primarily because of its exposure to noncallable municipal bonds, which comprised 22% of the Series' total investments on August 31, up from 17% last January. Our belief that bond prices were headed higher (and interest rates lower) led us to buy more noncallable bonds.
They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall.

Some of our noncallable bonds were also zero coupon bonds, which gained sharply as prices climbed because they typically trade at deep discounts to their maturity value. Our noncallable bond purchases helped lengthen the Series' duration to 7.3 years as of August 31, from 6.9 years as of December 31, 1997. Duration is a measure of sensitivity to interest rate changes.
A longer duration enables the Series to gain more rapidly when interest rates fall.

And Not So Well.
Not Soon Enough.
We encountered difficulty in finding noncallable bonds to purchase during the fourth quarter of 1997 when the Asian crisis first erupted and U.S. bond markets rallied. Not until January were we able to get our hands on attractively priced noncallable bonds, which we continued to buy as the year progressed. Had we been able to add to our noncallable bond position last autumn, the Series' returns would have been even higher.

      Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
      (PIE CHART)

Five Largest Issuers.
4.6%    Puerto Rico Electric
        Power Authority 4.4%
Lakeland Electric
    & Water
3.8%    Dade County
        Prof. Sports Facs.
3.5%    Puerto Rico
 Commonwealth
3.3%    Escambia County
        Pollution Control

Expressed as a percentage of net assets as of 8/31/98.
Looking Ahead.
We expect the municipal bond rally to stay on track as the global financial crisis slows the U.S. economic expansion. In fact, the federal funds rate (the rate banks charge each other to borrow overnight) was lowered twice by a quarter of a percentage point to 5.00% to curb the impact of weak emerging economies on domestic economic growth. However, because the U.S. economy will probably continue to lose steam, we believe the Federal Reserve will ease monetary policy further before the end of the year.

President's Letter                          September 22,
1998
(PICTURE)

                The Easy Way To Invest.
Dear Shareholder:
There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.

Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class A shares of the Prudential Municipal Series Fund -- Florida Series would have grown $6,645 more if all dividends and capital gains were reinvested since their inception on December 28, 1990 through August 31, 1998. (Our figures include the maximum deduction of applicable sales charges.)

Reinvestment of distributions cannot guarantee positive returns (no investment strategy can) and individual results may vary. However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain. And here's another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you? That's a decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer Service at 1-800-225-1852. Thank you for your confidence in Prudential mutual funds. Sincerely,
Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    FLORIDA SERIES
---------------------------------------------------------------
----------------

Moody's                               Principal

Rating      Interest     Maturity     Amount          Value
Description (a)
(Unaudited)      Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
LONG-TERM INVESTMENTS--98.2% ----------------------------------
---------------------------------------------------------------
---------------------------
Alachua Cnty. Ind. Dev. Auth. Rev., H.B. Fuller Co.
   Proj., A.M.T.
Aaa                7.75%      11/01/16    $  3,000       $
3,145,170
Arbor Greene Cmty. Dev. Dist.,
   Florida Assmt. Rev.
NR                 5.75        5/01/06         700
705,152
   Florida Assmt. Rev.
NR                 6.30        5/01/19         350
355,786
Bayside Impvt. Cmty. Dev. Dist., Florida Cap. Impvt. Rev.,
   Ser. A
NR                 6.30        5/01/18       1,000
1,011,420
Brevard Cnty. Edl. Facs. Auth. Rev. Ref., Florida Inst. of
   Tech.
BBB(b)             6.875      11/01/22       1,500
1,616,535
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A, A.M.B.A.C.
Aaa                6.50        7/01/12       3,500 (d)
3,893,190
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A
NR                 7.50        4/01/17       1,500 (d)
1,661,310
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.
Aaa                6.75        8/15/06       1,000
1,095,770
Broward Cnty. Hsg. Fin. Auth., Multi. Fam. Hsg. Rev.,
   Cross Keys Apts. Proj., Ser. A, A.M.T.
NR                 5.75       10/01/28       1,300
1,327,196
Broward Cnty. Prof. Sports Facs. Rev., Civic Arena
   Proj., Ser. A
Aaa                5.625       9/01/28       2,185
2,310,572
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A, A.M.T., G.N.M.A.
Aa1                7.45        9/01/23         375
395,801
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, A.M.T., M.B.I.A.
Aaa                6.00       10/01/24       1,500
1,621,785
   Ser. E, A.M.B.A.C.
Aaa                5.50       10/01/10       1,000
1,083,340
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Univ. Miami, Ser.
   A, M.B.I.A.
Aaa                5.625       4/01/06       2,015
2,205,236
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of Miami
   Proj., Ser. A, E.T.M., M.B.I.A.
Aaa                6.75        5/01/08         500
572,105
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Mtge., Golden Lakes Apts. Proj., Ser. A,
      A.M.T.
NR                 6.05       11/01/39       1,000
1,039,420
   Sngl. Fam. Mtge., Ser. B, A.M.T., G.N.M.A
Aaa                7.25        9/01/23         345
363,375
   Sngl. Fam. Mtge., Ser. C, A.M.T., G.N.M.A.
Aaa                7.75        9/01/22         655
687,815
Dade Cnty. Prof. Sports Franchise Facs. Tax Rev., E.T.M.,
   M.B.I.A.
Aaa                5.25       10/01/30       4,200
4,464,642
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   A.M.T., G.N.M.A.
AAA(b)             8.375      12/01/14         310
340,510
Escambia Cnty. Hlth. Fac. Rev., Baptist Hosp. & Baptist
   Manor
A3                 5.125      10/01/19       2,000
1,970,760
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj., A.M.T.
Baa1               6.90        8/01/22       3,500
3,897,635
Florida Hsg. Fin. Corp. Rev.,
   Cypress Trace Apts., Ser. G, A.M.T.
NR                 6.60        7/01/38       1,220
1,229,821
   Westchase Apts., Ser. B, A.M.T.
NR                 6.61        7/01/38       1,510
1,523,394
Florida St. Brd. of Ed. Cap. Outlay, Ref. Pub. Ed., Ser. D
Aa2                4.75        6/01/22       1,000
961,370
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.
Aaa                4.50       10/01/27       2,000
1,837,440
Greater Orlando Aviation Rev. Auth. Facs., Orlando
   Arpt.,
   A.M.T., F.G.I.C.
Aaa                5.25       10/01/23       2,000
2,025,060
Hialeah Hsg. Auth. Rev., F.H.A., G.N.M.A.
AAA(b)             5.80        6/20/33       2,000
2,119,460
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 92
Aa3                8.00        5/01/22       1,750
2,021,985
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park Issue
   2, Ser. 7
Aa2                Zero       10/01/10       3,000
1,737,810
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    FLORIDA SERIES
---------------------------------------------------------------
----------------

Moody's                               Principal

Rating      Interest     Maturity     Amount          Value
Description (a)
(Unaudited)      Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.
Baa1               7.00%      12/01/22    $  1,825       $
2,004,397
   St. Lukes Hosp. Assoc. Proj.
AA+(b)             7.125      11/15/20       1,000
1,098,270
Jacksonville Swr. & Sld. Wste. Disp. Facs. Rev.,
   Anheuser Busch Proj., A.M.T.
A1                 5.875       2/01/36       1,000
1,063,490
Jacksonville Wtr. & Swr. Dev. Rev.,
   Suburban Utils., A.M.T.
A3                 6.75        6/01/22       1,000
1,087,310
   United Wtr. Proj., A.M.T., A.M.B.A.C.
Aaa                6.35        8/01/25       1,500
1,683,450
Lake Cnty. Res. Recov. Ind. Dev. Rev., NRG Recov. Grp.,
   Ser. A, A.M.T.
Baa                5.95       10/01/13       1,035
1,079,205
Lakeland Elec. & Wtr. Rev.
A1                 5.625      10/01/36       5,000
5,253,000
Largo Cnty. Hosp. Rev., Sun Coast Hlth. Sys. BB+(b)
6.30         3/01/20          2,000
2,032,560
Leon Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. A,
   A.M.T., G.N.M.A.
Aaa                7.30        4/01/21         325
341,884
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen.
   Proj.,
   Ser. A, A.M.T.
Baa3               7.875      12/15/25       1,200
1,410,720
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.
Aaa                6.00        2/01/16       1,500
1,652,565
   Admn. Bldg. Acquis. Proj., F.G.I.C.
Aaa                6.00        2/01/25         500
549,915
Miami-Dade Cnty. Prof. Sports Fac. Tax Cap. Apprec. Ref.,
   M.B.I.A.
Aaa                Zero       10/01/16       2,650
1,096,464
Mirimar Wste. Wtr. Impvt. Assmt. Rev., F.G.I.C.
Aaa                6.75       10/01/16       2,500
2,846,875
Mount Dora Wtr. & Swr. Rev., F.S.A.
Aaa                5.00       10/01/18       1,350
1,353,362
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt. NR
6.00         8/01/10          1,280
1,301,734
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.
Aaa                Zero       12/01/06         450
318,078
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A, A.M.T.,
   G.N.M.A.
AAA(b)             7.375       9/01/24         420
445,708
Orange Cnty. Hsg. Fin. Auth. Rev.,
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T. BBB+(b)
6.85        10/01/16          1,200
1,247,148
   Multi. Fam. Ashley Point Apts., Ser. A, A.M.T. BBB+(b)
7.10        10/01/24                         855
888,431
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D
Aa2                6.75       10/01/17       2,200
2,713,238
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Abbey Delray South Proj.
BBB(b)             5.50       10/01/11         750
756,900
   Good Samaritan Hlth. Sys.
Aaa                6.30       10/01/22       1,000 (d)
1,136,650
Palm Beach Cnty. Hsg. Fin. Multi. Fam. Auth. Rev., Windsor
   Pk. Apts., A.M.T.
NR                 5.80       12/01/28         680
704,568
Palm Beach Cnty. Sld. Wste. Auth. Rev. Ref., Cap.
   Apprec. Bds.,
   Ser. A, A.M.B.A.C.
Aaa                Zero       10/01/12       4,000
2,042,440
Palm Beach Cnty., Gen. Oblig.
Aa2                5.50       12/01/14       2,000
2,189,820
Pensacola Hlth. Facs. Auth., Daughters of Charity,
   M.B.I.A.
Aaa                5.25        1/01/11       1,600
1,665,392
Polk Cnty. Ind. Dev. Auth., Sld. Wste. Disp. Fac. Rev., Tampa
   Elec. Co. Proj., A.M.T.
Aa2                5.85       12/01/30       1,500
1,603,635
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    FLORIDA SERIES
---------------------------------------------------------------
----------------

Moody's                               Principal

Rating      Interest     Maturity     Amount          Value
Description (a)
(Unaudited)      Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
Puerto Rico Comnwlth.,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.
Baa1               Zero        7/01/15     $ 2,235       $
979,712
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.
Baa1               Zero        7/01/16       2,500
1,041,650
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.
Baa1               Zero        7/01/17       5,300
2,098,641
   Gen. Oblig.
Aaa                6.45%       7/01/17       1,400 (d)
1,598,968
   Gen. Oblig.
Aaa                6.50        7/01/23         650 (d)
744,055
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R
Baa1               6.25        7/01/17       5,000 (d)
5,486,500
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa                7.118 (c)   1/16/15       2,250
2,427,188
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj., M.B.I.A.
Aaa                7.00       12/01/15       1,000 (d)
1,116,220
Sunrise Pub. Facs. Rev. Cap. Apprec., Ser. B, M.B.I.A.
Aaa                Zero       10/01/20       1,120
383,712
Sunrise Util. Sys. Rev. Ref., A.M.B.A.C.
Aaa                5.50       10/01/18       2,000
2,170,960
Tampa Gtd. Entitlement Rev., A.M.B.A.C.
Aaa                7.05       10/01/07       2,000
2,214,920
Tampa Sports Auth. Rev., Tampa Bay Arena Proj., M.B.I.A.
Aaa                5.75       10/01/20       1,000
1,122,580
Virgin Islands Pub. Fin. Auth. Rev., Ser. E
NR                 6.00       10/01/22       1,000
1,043,660
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.
AAA(b)             6.625      10/15/22       1,000
1,103,290
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.
NR                 8.25        6/01/20       2,000 (d)
2,188,120

------------
Total Investments--98.2%
(cost $108,084,988; Note 4)
116,508,250
Other assets in excess of liabilities--1.8%
2,194,344

------------
Net Assets--100%
$118,702,594

------------

------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company. F.H.A.- -Federal Housing Administration. F.S.A.--Financial
    Security Assurance. G.N.M.A.--Government National
    Mortgage Association. M.B.I.A.--Municipal Bond
    Insurance Corporation.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating
interest rate. The rate shown is the rate at period-end. (d) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings.
---------------------------------------------------------------
----------------
See Notes to Financial Statements.     5

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            FLORIDA
SERIES --------------------------------------------------------
-----------------------

Assets
August 31, 1998
Investments, at value (cost
$108,084,988)...............................................
 ..................      $  116,508,250
Cash........................................................
 ..............................................
1,714,638
Interest
receivable..................................................
 .....................................           1,911,954
Receivable for investment
sold........................................................
 ....................             542,424
Receivable for Series shares
sold........................................................
 .................             303,312
Other
assets......................................................
 ........................................               3,090

---------------
   Total
assets......................................................
 .....................................         120,983,668

---------------
Liabilities
Payable for investments
purchased...................................................
 ......................           1,995,520
Dividends
payable.....................................................
 ....................................              87,718
Payable for Series shares
reacquired..................................................
 ....................              74,686
Management fee
payable.....................................................
 ...............................              49,956
Accrued
expenses....................................................
 ......................................              47,442
Distribution fee
payable.....................................................
 .............................              21,625
Deferred trustees'
fees........................................................
 ...........................               4,127

---------------
   Total
liabilities.................................................
 .....................................           2,281,074

---------------
Net
Assets......................................................
 ..........................................      $ 118,702,594

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .........      $      110,554
   Paid-in capital in excess of
par.........................................................
 ..............         110,694,269

---------------

110,804,823
   Accumulated net realized loss on
investments.................................................
 ..........            (525,491 )
   Net unrealized appreciation on
investments.................................................
 ............           8,423,262

---------------
Net assets, August 31,
1998........................................................
 .......................      $  118,702,594

---------------

---------------
Class A:
   Net asset value and redemption price per share ($88,044,850
      / 8,200,226 shares of beneficial interest
issued and outstanding)......................
$10.74
   Maximum sales charge (3% of offering
price)......................................................
 ......                 .33

---------------
   Maximum offering price to
public......................................................
 .................              $11.07

---------------

---------------
Class B:
Net asset value, offering price and redemption price per
share
      ($22,755,385 / 2,119,189 shares of beneficial interest
issued and outstanding)......................
$10.74

---------------

---------------
Class C:
Net asset value, offering price and redemption price per
share
      ($7,519,795 / 700,324 shares of beneficial interest
issued and outstanding).........................
$10.74

---------------

---------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($382,564 / 35,645 shares of beneficial interest issued
and outstanding)............................
$10.73

---------------

---------------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations ---------------------------------------
--------------------
                                                 Year Ended Net
Investment Income                              August 31,
1998
Income
   Interest.................................     $ 6,783,356
                                               --------------
Expenses
   Management fee...........................         596,439
   Distribution fee--Class A................          90,437
   Distribution fee--Class B................         105,768
   Distribution fee--Class C................          54,935
   Custodian's fees and expenses............          80,000
   Reports to shareholders..................          46,000
   Transfer agent's fees and expenses.......          43,000
   Registration fees........................          37,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees...........................           4,000
   Miscellaneous............................           2,530
                                               --------------
      Total expenses........................       1,082,109
   Less: Custodian fee credit...............
(2,177)
                                               --------------
      Net expenses..........................       1,079,932
                                               --------------
Net investment income.......................       5,703,424
                                               --------------
Realized and Unrealized
Gain (Loss) on Investments Net realized gain (loss) on:
   Investment transactions..................       1,164,335
   Financial futures transactions...........
(149,091)
                                               --------------
                                                   1,015,244
Net change in unrealized appreciation on:
   Investments..............................       2,637,763
                                               --------------
Net gain on investments.....................       3,653,007
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................     $ 9,356,431
                                               --------------
                                               --------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets ----------------------------
-------------------------------
Decrease in                            Year Ended August 31,
Net Assets                              1998            1997
Operations
   Net investment income..........  $  5,703,424    $
6,420,500
   Net realized gain (loss) on
      investment transactions.....     1,015,244
(79,447)
   Net change in unrealized
      appreciation of
      investments.................     2,637,763
3,713,700
                                    ------------    --------
----
   Net increase in net assets
      resulting from operations...     9,356,431
10,054,753
                                    ------------    --------
----
Dividends and Distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (4,423,732)
(5,200,369)
      Class B.....................      (950,402)
(864,744)
      Class C.....................      (310,707)
(353,934)
      Class Z.....................       (18,583)
(1,453)
                                    ------------    --------
----
                                      (5,703,424) (6,420,500)
                                    ------------    --------
----
   Distributions in excess of net
      investment income
      Class A.....................            --
(57,916)
      Class B.....................            --
(4,473)
      Class C.....................            --
(10,023)
                                    ------------    --------
----
                                              --
(72,412)
                                    ------------    --------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    12,853,726
13,962,419
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,414,093
2,752,296
   Cost of shares reacquired......   (19,046,916) (25,937,462)
                                    ------------    --------
----
   Net decrease in net assets from
      Series share transactions...    (3,779,097) (9,222,747)
                                    ------------    --------
----
Total decrease....................      (126,090) (5,660,906)
Net Assets
Beginning of year.................   118,828,684
124,489,590
                                    ------------    --------
----
End of year.......................  $118,702,594 $118,828,684
                                    ------------    --------
----
                                    ------------    --------
----
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     7

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements            FLORIDA SERIES
---------------------------------------------------------------
----------------
Prudential Municipal Series Fund, (the 'Fund') is registered under the
Investment Company Act of 1940, as an open-end investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984 and consists of 13
series. The monies of each series are invested in separate,
independently
managed portfolios. The Florida Series (the 'Series') commenced investment
operations on December 28, 1990. The Series is nondiversified and seeks to
achieve its investment objective of providing the maximum
amount of income that
is exempt from federal income taxes with the minimum of risk, and investing in
securities which will enable its shares to be exempt from the
Florida
intangibles tax by investing in 'investment grade' taxexempt securities whose
ratings are within the four highest ratings categories by a
nationally
recognized statistical rating organization or, if not rated, are of comparable
quality. The ability of the issuers of the securities held by the Series to meet
their obligations may be affected by economic developments in a specific state,
industry or region. -------------------------------------------
----------------Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a 'when-issued'
basis) on the basis
of prices provided by a pricing service which uses information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price
for delivery on a future date. Upon entering into a financial futures contract,
the Series is required to pledge to the broker an amount of
cash and/or other
assets equal to a certain percentage of the contract amount.
This amount is
known as the 'initial margin.' Subsequent payments, known as
'variation margin,'
are made or received by the Series each day, depending on the daily fluctuations
in the value of the underlying security. Such variation margin is recorded for
financial statement purposes on a daily basis as unrealized
gain or loss. When
the contract expires or is closed, the gain or loss is realized and is presented
in the statement of operations as net realized gain (loss) on financial futures
contracts.
The Series invests in financial futures contracts in order to hedge its existing
portfolio securities, or securities the Series intends to
purchase, against
fluctuations in value caused by changes in prevailing interest rates. Should
interest rates move unexpectedly, the Series may not achieve the anticipated
benefits of the financial futures contracts and may realize a loss. The use of
futures transactions involves the risk of imperfect correlation in movements in
the price of futures contracts, interest rates and the
underlying hedged assets.
Securities Transactions and Net Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and accretes
original issue
discount on portfolio securities as adjustments to interest
income. Expenses are
recorded on the accrual basis which may require the use of
certain estimates by
management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent of the Series to
meet the requirements of the Internal Revenue Code applicable to regulated
investment companies and to distribute all of its net income to shareholders.
For this reason no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Custody Fee Credits: The Fund has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
---------------------------
                                           PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements              FLORIDA SERIES -----
---------------------------------------------------------------
-----------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'). PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the cost of the
subadviser's services, the compensation of officers and
employees of the Fund,
occupancy and certain clerical and bookkeeping costs of the
Fund. The Fund bears
all other costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class
B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of the
Fund effective
June 1, 1998 and is serving the Fund under the same terms and conditions as
under the arrangement with PSI. The Fund compensated PSI and
PIMS for
distributing and servicing the Fund's Class A, Class B and
Class C shares
pursuant to plans of distribution (the 'Class A, B and C
Plans'), regardless of
expenses actually incurred by them. The distribution fees are accrued daily and
payable monthly. No distribution or service fees are paid to
PSI or PIMS as
distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates
PIMS for
distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1%
and .75 of 1% of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the year ended August 31, 1998.
PSI and PIMS have advised the Series that they have received approximately
$55,400 in front-end sales charges resulting from sales of
Class A shares during
the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales
charges to affiliated broker-dealers, which in turn paid
commissions to
salespersons and incurred other distribution costs.
PSI and PIMS have advised the Series that for the year ended
August 31, 1998,
they received approximately $47,200 in contingent deferred
sales charges imposed
upon certain redemptions by Class B shareholders.
PIFM, PIMS, PIC and PSI are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose of the Agreement is
to serve as an alternative source of funding for capital share redemptions. The
Series has not borrowed any amounts pursuant to the Agreement during the year
ended August 31, 1998. The Funds pay a commitment fee at an
annual rate of .055
of 1% on the unused portion of the credit facility. The
commitment fee is
accrued and paid quarterly on a pro rata basis by the Funds.
The Agreement
expired on December 30, 1997 and has been extended through
December 29, 1998
under the same terms. -----------------------------------------
------------------Note 3. Other Transactions with Affiliates Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended
August 31, 1998, the
Series incurred fees of approximately $31,000 for the services of PMFS. As of
August 31, 1998, approximately $2,300 of such fees were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations include certain
out-of-pocket expenses paid to nonaffiliates. ----------------- ------------------------------------------Note 4. Portfolio
Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1998 were
$40,612,771 and
$43,660,447, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1998
was substantially the same as for financial reporting purposes and accordingly,
gross and net unrealized appreciation of investments for
federal income tax
purposes was $8,423,262.
The Series has a capital loss carryforward as of August 31,
1998 of
approximately $536,600 of which $404,000 expires in 2003 and
$132,600 expires in
2005. Accordingly, no capital gains distribution is expected to be paid until
net gains have been realized in excess of the carryforward. --- --------------------------------------------------------Note 5.
Capital
The Series offers Class A, Class B, Class C and Class Z
shares. Class A shares
are sold with a front-end sales charge of up to 3%. Class B
shares are sold with
a contingent deferred sales charge which declines from 5%
---------------------------------------------------------------
----------------
                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements                 FLORIDA SERIES
---------------------------------------------------------------
----------------
to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August
31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1998:
Shares sold.........................     496,650    $
5,262,990
Shares issued in reinvestment of
  dividends.........................     175,293
1,856,501
Shares reacquired...................  (1,398,423) (14,801,047)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................    (726,480)
(7,681,556)
Shares issued upon conversion from
  Class B...........................      34,627
367,509
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................    (691,853)   $
(7,314,047)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1997:
Shares sold.........................     494,435    $
5,074,068
Shares issued in reinvestment of
  dividends.........................     213,918
2,200,461
Shares reacquired...................  (1,988,937) (20,452,223)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion.................  (1,280,584) (13,177,694)
Shares issued upon conversion from
  Class B...........................      87,091
891,335
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................  (1,193,493) $(12,286,359)
                                      ----------    --------
----
                                      ----------    --------
----
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     603,377    $
6,389,159
Shares issued in reinvestment of
  dividends ........................      35,597
377,106
Shares reacquired...................    (292,610) (3,103,941)
                                      ----------    --------
----
Net increase in shares outstanding
  before conversion.................     346,364
3,662,324
Shares reacquired upon conversion
  into Class A......................     (34,615)
(367,509)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     311,749    $
3,294,815
                                      ----------    --------
----
                                      ----------    --------
----
Class B                                 Shares
Amount
------------------------------------  ----------    --------
----
Year ended August 31, 1997:
Shares sold.........................     793,985    $
8,170,066
Shares issued in reinvestment of
  dividends ........................      34,104
350,919
Shares reacquired...................    (386,783) (3,982,887)
                                      ----------    --------
----
Net increase in shares outstanding
  before conversion.................     441,306
4,538,098
Shares reacquired upon conversion
  into Class A......................     (87,091)
(891,335)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................     354,215    $
3,646,763
                                      ----------    --------
----
                                      ----------    --------
----
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      49,878    $
532,045
Shares issued in reinvestment of
  dividends.........................      15,365
162,725
Shares reacquired...................     (69,449)
(731,828)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................      (4,206)   $
(37,058)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1997:
Shares sold.........................      60,503    $
624,420
Shares issued in reinvestment of
  dividends.........................      19,401
199,548
Shares reacquired...................    (145,733) (1,501,101)
                                      ----------    --------
----
Net decrease in shares
  outstanding.......................     (65,829)   $
(677,133)
                                      ----------    --------
----
                                      ----------    --------
----
Class Z
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      63,422    $
669,532
Shares issued in reinvestment of
  dividends.........................       1,673
17,761
Shares reacquired...................     (38,487)
(410,100)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................      26,608    $
277,193
                                      ----------    --------
----
                                      ----------    --------
----
December 6, 1996(a) through
  August 31, 1997:
Shares sold.........................       9,024    $
93,865
Shares issued in reinvestment of
  dividends.........................         132
1,368
Shares reacquired...................        (119)
(1,251)
                                      ----------    --------
----
Net increase in shares
  outstanding.......................       9,037    $
93,982
                                      ----------    --------
----
                                      ----------    --------
----

------------------
(a) Commencement of offering of Class Z shares. ---------------
---------------------------------------------------------------
-
                                       10

                                       PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                   FLORIDA SERIES
---------------------------------------------------------------
----------------

Class A
                                                  -------------
---------------------------------------------

Year Ended August 31,
                                                  -------------
---------------------------------------------
                                                   1998
1997         1996         1995         1994
                                                  -------------
-     --------     --------            --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 10.41
$  10.11     $  10.06     $   9.91     $  10.87
                                                  -------------
-     --------     --------            --------
Income from investment operations
Net investment income.........................        .52
 .54(a)       .57(a)       .59(a)       .59(a)
Net realized and unrealized gain (loss) on
investment transactions....................           .33
 .31          .05          .15         (.76)
                                                  -----------
--- -------- --------     --------
   Total from investment operations...........        .85
 .85          .62          .74         (.17)
                                                  -----------
--- -------- --------     --------
Less distributions
Dividends from net investment income..........       (.52)
(.54)        (.57)        (.59)        (.59)
Distributions in excess of net investment
   income.....................................         --
(.01)          --           --           --
Distributions from net realized gains.........         --
--           --           --         (.20)
                                                  -----------
--- -------- --------     --------
   Total distributions........................       (.52)
(.55)        (.57)        (.59)        (.79)
                                                  -----------
--- -------- --------     --------
Net asset value, end of year..................    $ 10.74
$  10.41     $  10.11     $  10.06     $   9.91
                                                  -----------
--- -------- --------     --------
                                                  -----------
--- -------- --------     --------
TOTAL RETURN(b):..............................       8.34%
8.65%        6.20%        7.85%       (1.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $88,045
$92,579     $101,999     $120,963     $134,849
Average net assets (000)......................    $90,437
$97,700     $112,266     $124,259     $146,489
Ratios to average net assets:
   Expenses, including distribution fees......        .80%
 .57%(a)      .37%(a)      .24%(a)      .20%(a)
   Expenses, excluding distribution fees......        .70%
 .47%(a)      .27%(a)      .17%(a)      .20%(a)
   Net investment income......................       4.89%
5.32%(a)     5.56%(a)     6.04%(a)     5.67%(a)
For Class A, B and C shares:
   Portfolio turnover rate....................         35%
22%          68%          65%          75%

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. --------------------------------------------
-----------------------------------
See Notes to Financial Statements.     11

                                        PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                    FLORIDA SERIES
------------------------------------------------------------
--------------------

Class B
                                                  -------------
-------------------------------------------
August 1,
1994(c)
Year Ended August 31,                 through
                                                  -------------
----------------------------     August 31,
                                                   1998
1997        1996        1995         1994
                                                  -------------
-------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 10.41
$ 10.11     $ 10.06     $ 9.91       $ 9.95
                                                  -------------
-------     ------      -----
Income from investment operations
Net investment income.........................        .48
 .50(a)      .53(a)     .55(a)       .04(a)
Net realized and unrealized gain (loss) on
   investment transactions....................        .33
 .31         .05        .15         (.04)
                                                  -----------
-- -------  ------      -----
   Total from investment operations...........        .81
 .81         .58        .70           --
                                                  -----------
-- -------  ------
Less distributions
Dividends from net investment income..........       (.48)
(.50)       (.53)      (.55)        (.04)
Distributions in excess of net investment
   income.....................................         --
(.01)         --         --           --
                                                  -----------
-- -------  ------      -----
   Total distributions........................       (.48)
(.51)       (.53)      (.55)        (.04)
                                                  -----------
-- -------  ------      -----
Net asset value, end of period................    $ 10.74
$ 10.41     $ 10.11     $10.06       $ 9.91
                                                  -----------
-- -------  ------      -----
                                                  -----------
-- -------  ------      -----
TOTAL RETURN(b):..............................       7.91%
8.22%       5.79%      7.39%       (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $22,755
$18,820     $14,699     $8,326         $582
Average net assets (000)......................    $21,154
$17,565     $12,570     $4,699         $118
Ratios to average net assets:
   Expenses, including distribution fees......       1.20%
 .97%(a)     .77%(a)    .67%(a)      .70%(a)(d)
   Expenses, excluding distribution fees......        .70%
 .47%(a)     .27%(a)    .17%(a)      .20%(a)(d)
   Net investment income......................       4.49%
4.92%(a)    5.16%(a)   5.56%(a)     6.21%(a)(d)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads.
Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(c) Commencement of offering of Class B shares.
(d) Annualized. -----------------------------------------------
--------------------------------
See Notes to Financial Statements.     12

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     FLORIDA SERIES
---------------------------------------------------------------
----------------

Class C                              Class Z
                                                  -------------
---------------------------------------- ----------

Year Ended August 31,                      Year Ended
                                                  -------------
---------------------------------------- August 31,
                                                   1998
1997        1996       1995        1994          1998
                                                  -------------
------      -------    -------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 10.41
$ 10.11     $10.06     $  9.91     $ 10.87      $  10.41
                                                  -----------
-- ------   -------    -------     ----------
Income from investment operations
Net investment income.........................        .45
 .48(a)     .50(a)      .53(a)      .48(a)        .53
Net realized and unrealized gain (loss) on
   investment transactions....................        .33
 .31        .05         .15        (.76)          .32
                                                  -----------
-- ------   -------    -------     ----------
   Total from investment operations...........        .78
 .79        .55         .68        (.28)          .85
                                                  -----------
-- ------   -------    -------     ----------
Less distributions
Dividends from net investment income..........       (.45)
(.48)      (.50)       (.53)       (.48)         (.53)
Distributions in excess of net investment
   income.....................................         --
(.01)        --          --          --            --
Distributions from net realized gains.........         --
--         --          --        (.20)           --
                                                  -----------
-- ------   -------    -------     ----------
   Total distributions........................       (.45)
(.49)      (.50)       (.53)       (.68)         (.53)
                                                  -----------
-- ------   -------    -------     ----------
Net asset value, end of period................    $ 10.74
$ 10.41     $10.11     $ 10.06     $  9.91      $  10.73
                                                  -----------
-- ------   -------    -------     ----------
                                                  -----------
-- ------   -------    -------     ----------
TOTAL RETURN(b):..............................       7.64%
7.95%      5.52%       7.12%      (2.40)%        8.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $7,520
$7,336     $7,792      $9,028     $11,185          $383
Average net assets (000)......................     $7,325
$7,575     $8,293     $10,265      $9,280          $373
Ratios to average net assets:
   Expenses, including distribution fees......       1.45%
1.22%(a)   1.02%(a)     .92%(a)     .95%(a)       .70%
   Expenses, excluding distribution fees......        .70%
 .47%(a)    .27%(a)     .17%(a)     .20%(a)       .70%
   Net investment income......................       4.24%
4.67%(a)   4.91%(a)    5.35%(a)    4.99%(a)      4.99%
                                                December 6,
                                                  1996(d)
                                                  through
                                                 August 31,
                                                    1997
                                                -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  10.36
                                                    -----Income
from investment operations
Net investment income.........................
 .41(a)
Net realized and unrealized gain (loss) on
   investment transactions....................         .06
                                                    -----Total
   from investment operations...........               .47
                                                    -----Less
distributions
Dividends from net investment income..........        (.41)
Distributions in excess of net investment
   income.....................................        (.01)
Distributions from net realized gains.........          --
                                                    -----Total
   distributions........................              (.42)
                                                    -----Net
asset value, end of period................        $  10.41
                                                    -----------
TOTAL RETURN(b):..............................        4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............         $94
Average net assets (000)......................         $36
Ratios to average net assets:
   Expenses, including distribution fees......
 .47%(a)(c)
   Expenses, excluding distribution fees......
 .47%(a)(c)
   Net investment income......................
5.48%(a)(c)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads.
Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares. ---------------
---------------------------------------------------------------
-
See Notes to Financial Statements.     13

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants              FLORIDA
SERIES --------------------------------------------------------
-----------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Florida Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
Florida Series (the 'Fund', one of the portfolios constituting
Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998 ----------------------------------------------
---------------------------------

                                                PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)      FLORIDA
SERIES --------------------------------------------------------
-----------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1998,
dividends paid from
net investment income of $.52 per Class A share, $.48 per Class
B share, $.45
per Class C share and $.53 per Class Z share were all federally tax-exempt
interest dividends.
We wish to advise you that the corporate dividends received
deduction for the
Series is zero. Only funds that invest in U.S. equity
securities are entitled to
pass-through a corporate dividends received deduction.
In January 1999 you will be advised on IRS Form 1099 DIV or
substitute 1099 DIV
as to federal tax status of the distributions received by you in calendar year
1998. ---------------------------------------------------------
----------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to
describe the difference   between prices bid and asked for a
security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

/ / Prudential Muni Series Fund: Florida Series ---
Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment. ---------------------
----------------------------Prudential Municipal
Series Fund: Florida Series vs. Lehman Brothers
Municipal Bond Index.

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Florida Series (Class
A, B, C, and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of each share class, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1994 for Class B shares, 1993 for Class C shares, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998;
(c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the longterm investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio.
The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Average Annual Total
Returns - Class A
------------------------                     Class A
    With Sales Load                          (GRAPH)
7.61% Since Inception (7.01%)
5.16% for 5 Years (4.68%) 5.09%
for 1 Year

  Without Sales Load
8.04% Since Inception (7.43%)
5.80% for 5 Years (5.32%) 8.34%
for 1 Year


Average Annual Total
Returns - Class B
-------------------------                     Class B
    With Sales Load                           (GRAPH)
6.96% Since Inception (6.59%)
2.91% for 1 Year

   Without Sales Load
7.16% Since Inception (6.79%)
7.91% for 1 Year

Average Annual Total
Returns - Class C
-----------------------------                 Class C
    With Sales Load                           (GRAPH)
5.63% Since Inception (5.12%)
5.09% for 5 Years (4.62%) 6.64%
for 1 Year

   Without Sales Load
5.63% Since Inception (5.12%)
5.09% for 5 Years (4.62%) 7.64%
for 1 Year

Average Annual Total
Returns - Class Z
-----------------------------                 Class Z
7.47% Since Inception (7.35%)                 (GRAPH)
8.34% for 1 Year

Prudential Mutual Funds
Gateway Center Three 100
Mulberry Street Newark, NJ
07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation Prudential
Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M507    MF148E
74435M606
74435M614
74435M424


(ICON)
Prudential
Municipal
Series Fund
---------------------
Maryland Series

ANNUAL
REPORT
Aug. 31, 1998

Prudential Municipal Series Fund
Maryland Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the U.S. government. During the same period, your Prudential Municipal
Series Fund -- Maryland Series Class A shares surpassed the return on the average comparable fund tracked by Lipper Analytical Services. We enhanced the Series' performance by maintaining a sizable exposure to noncallable bonds that rallied as municipal interest rates declined. Some of our bonds also appreciated after becoming backed by direct obligations of the U.S. government.

Cumulative Total Returns1                           As of
8/31/98
                   One         Five              Ten Since
                   Year        Years            Years
Inception2
Class A            8.01%   29.06% (28.83)        N/A
79.70% (79.38)
Class B            7.68    26.62  (26.40)   93.90% (93.56)
154.53 (148.48)
Class C            7.41         N/A              N/A
28.20  (27.97)
Lipper MD Muni
Debt Fd. Avg.3     7.78        29.57            107.32
***

Average Annual Total Returns1                          As of
9/30/98
          One        Five             Ten          Since
          Year       Years           Years       Inception2
Class A   5.00%   4.60% (4.56)        N/A        6.77%
(6.75)
Class B   2.76    4.66  (4.62)    6.83% (6.82)   7.16
(6.97)
Class C   6.50        N/A             N/A        6.46
(6.41)


Distributions & Yields                           As of
8/31/98
                                             Taxable Equivalent
Yield4
          Total Distributions      30-Day         At Tax
Rates Of
           Paid for 12 Mos.      SEC Yield     36%
39.6%
Class A        $0.52               3.69%      6.07%
6.43%
Class B        $0.47               3.46       5.69
6.03
Class C        $0.45               3.22       5.29
5.61

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class
A shares and a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B, 1/22/85; and Class
C, 8/1/94.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Maryland
Municipal Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 83.82% for Class A;
163.84% for Class B; and 31.21% for Class C based on all funds in each share class.

How Investments Compared.
   (As of 8/31/98)
       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

James M. Murphy, Fund Manager              (PHOTO)

Portfolio
Manager's Report

The Series is designed to provide the maximum amount of income exempt from Maryland state and federal income taxes, consistent with the preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax (AMT), however, because some of the Series' bonds may be AMT eligible. There can be no assurance the Series will achieve its investment objective.

A Great Buy.
In August this year, some municipal bonds yielded nearly 95% as much as U.S. Treasuries compared to the historical average of approximately 87%. Tax-exempt bonds cheapened relative to Treasuries partly because a huge supply of newly issued municipal bonds placed a drag on price increases.

Strategy Session.
Main Street Meets Moscow.

Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about. Thousands of South-east
Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. To the north, Russian President Boris Yeltsin sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United States, where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing $146.4 billion of long-term tax- exempt bonds in the first six months of 1998, a 51% increase over the comparable period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages. Thus, municipal bonds cheapened relative to Treasuries so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as comparable Treasuries in late August, well above the historical average of roughly 87%.

Portfolio Composition.
     (PIE CHART)

What Went Well.
Along For The Ride.

As news from Russia grew more ominous in August, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer Revenue
Bond Index, a weekly average of long-term municipal bond yields, to 5.26%.

Your Series rode the rally higher primarily because of its exposure to noncallable municipal bonds, which comprised 35% of the Series' total investments in August 1998. Our belief that bond prices were headed higher (and interest rates lower) led us to buy noncallable bonds. They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall. Within our noncallable bond position, we emphasized longer-term bonds because they gain more rapidly than shorter-term bonds when interest rates fall.

A Shot In The Arm.

Some state and local governments lowered borrowing costs by prerefunding or arranging for the early retirement of bonds that carry high interest rates. The high interest rate bonds soared in value since they effectively became backed by the full faith and credit of the U.S. government and had shorter maturities as a result of being prerefunded. Several of our bonds were prerefunded, bringing the tally to 5.5% of the Series' total investments in August 1998. This provided a shot in the arm to Series returns because the prerefunded bonds appreciated.

       Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
       (PIE CHART)

And Not So Well.
Too Pricey.

In the first half of the 12-month reporting period, we purchased attractively priced, lower-quality Maryland bonds such as those of hospitals that provided solid yields. But as the debt market rally stretched into the spring and summer, these bonds grew so expensive that their yields fell more in line with yields on better-quality bonds. This trend prevented us from bolstering Series returns since we could not add incremental yield to the portfolio during the second half of the year.

Five Largest Issuers.
6.2%   Maryland State Trans. Auth. - B.W.I. Airport
4.6%   Montgomery County General Obligation
3.9%   Prince Georges County Potomac Elec. Project
3.8%   Takoma Park Hospital Facilities - Washington
Adventist Hospital
3.8%   Baltimore Convention Center

Expressed as a percentage of net assets as of 8/31/98.

Looking Ahead.
Should U.S. economic growth continue to moderate, inflation remain low and global stock markets stay volatile, we believe strong investor demand for Treasuries could push bond prices even higher. The federal funds rate (the rate banks charge each other to borrow money overnight) was lowered twice by a quarter percentage point to 5.00% in an attempt to sustain U.S. economic growth and counter any shortage of credit that might develop after the near-collapse of a major hedge fund. But because two rate cuts may not be enough, we expect further reductions in the overnight bank lending rate.

President's Letter                        September 22, 1998
(PHOTO)

                   Guarding Against Uncertainty.

Dear Shareholder:

As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of sell-offs that may signal an end to the eight-year run of double-digit returns to investors.

Amid this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of U.S. debt securities -- especially Treasuries. The U.S. economy remains strong, with steady growth and low inflation. How long these trends will hold, no one knows.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation.

Diversify. Diversify. Diversify.

Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.

How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds.
We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MARYLAND SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal
Rating        Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1% ----------------------------------
---------------------------------------------------------------
---------------------------
Baltimore, Maryland
   Conv. Ctr. Rev., F.G.I.C.
Aaa              5.75%        9/01/08   $  1,075 (e)   $
1,175,674
   Econ. Dev. Lease Rev., Armistead Partnership
BBB+(c)          7.00         8/01/11      1,000
1,109,030
Gen. Oblig., Cap. Apprec. Ref. Cons. Pub. Impvt.,
      Ser. C, F.G.I.C.
Aaa             Zero         10/15/11      1,000
550,580
Gen. Oblig., Ref. Con. Pub. Impvt., Ser. C, F.G.I.C.
Aaa              5.50        10/15/16      1,000
1,092,960
Calvert Cnty. Poll. Cntrl. Rev., Baltimore Gas & Elec Co.
   Proj.
A2               5.55         7/15/14      1,000
1,053,850
Harford Cnty., Gen. Oblig.
Aa               5.50         3/01/06        750
816,705
Kent Cnty. Coll. Rev., Washington Coll. Proj.
Baa2             7.70         7/01/18        500 (e)
526,905
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Broadmead
   Retirement Community
NR               5.50         7/01/17        500
516,870
   Doctor's Comn. Hosp.
Baa2             5.50         7/01/24      1,000
1,006,830
   Green Acres Schl.
BBB(c)           5.30         7/01/28        725
721,716
   Howard Cnty. Gen. Hosp., E.T.M.
Baa1             5.50         7/01/21        900
939,708
   Kennedy Krieger Hosp.
Baa1             5.50         7/01/18      1,000
1,018,470
   Mercy Medical Center, F.S.A.
Aaa              5.75         7/01/26      1,000
1,072,080
   Pickersgill Retirement Ctr., Ser. A
A(c)             5.85         1/01/10        600
654,270
Maryland St. Hsg. & Cmnty. Dev. Admin., Sngl. Fam. Mtge.
   Rev. Prog., Sixth Ser., A.M.T.
Aa2              7.125        4/01/14        535
558,551
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. for
   Physics
BBB(c)           6.625        1/01/17      1,000
1,085,810
Maryland St. Trans. Auth., Baltimore-Washington Int'l.
   Arpt., A.M.T., F.G.I.C.
Aaa              6.25         7/01/14      1,750
1,920,135
Maryland Wtr. Qual. Fin. Admin., Revolving Loan Fund Rev.,
   Ser. A
Aa2              5.90         9/01/04        565
621,449
Montgomery Cnty.,
Econ. Dev. Rev., 1st Mtge., Bullis Schl. Inc. Facs.,
      Ser. A
BBB(c)           5.60        11/01/22        400
412,480
   Gen. Oblig., Cons. Pub. Impvt.
Aaa              9.75         6/01/01        450
519,408
   Gen. Oblig., Cons. Pub. Impvt., Ser. A
Aaa              5.75        10/01/07      1,300
1,432,496
   Sngl. Fam. Mtge. Rev., Ser. B, A.M.T.
Aa2              6.05         7/01/27      1,000
1,060,280
Northeast Maryland Waste Disp. Auth., Solid Waste Rev.,
   Baltimore City Sludge Proj.
NR               7.25         7/01/07        786
873,411
   Montgomery Cnty. Res. Rec. Proj.
A2               6.00         7/01/07      1,000
1,106,730
Prince Georges Cnty.,
   Gen. Oblig., Cons. Pub. Impvt.
A1               5.25        10/01/11      1,000
1,074,540
   Hosp. Rev., Dimensions Hlth. Corp.
A3               5.375        7/01/14        750
763,612
Hsg. Auth. Mtge. Rev., Langley Gardens Apts. Proj.,
      A.M.T., G.N.M.A.
AAA(c)           5.75         8/20/29        500
522,000
   Poll. Cntrl. Rev., Ref., Potomac Elec. Proj., M.B.I.A.
Aaa              5.75         3/15/10      1,100
1,231,109
Puerto Rico Commonwealth,
   Gen. Oblig., Cap. Apprec. Ref. Pub. Impvt.
Baa1            Zero          7/01/14      2,000
927,860
   Hwy. & Trans. Auth. Rev., Ser. A, A.M.B.A.C. Aaa
Zero  7/01/18                 2,500
968,300

---------------------------------------------------------------
----------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MARYLAND SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal
Rating        Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
                                                             --
---------------------------------------------------------------
-----------------------------------------------------------
Puerto Rico Ind. Tourist Edl., Med. & Env. Ctl. Facs.,
   Mennonite Gen. Hosp. Proj., Ser. A
BBB(c)           5.625%       7/01/27    $   500       $
508,170
Puerto Rico Tel. Auth. Rev., Ser. I, R.I.B.S., M.B.I.A.
Aaa              7.118(d)     1/16/15      1,000
1,078,750
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp.,
   F.S.A.
Aaa              6.50         9/01/12      1,000
1,196,830
Virgin Islands Pub. Fin. Auth. Rev.,
   Matching Fd. Ln., Ser. E
NR               6.00        10/01/22        250
260,915
   Matching Fd. Ln., Ser. A
BBB(c)           5.50        10/01/22        250
255,325

-----------
Total long-term investments (cost $28,135,055)
30,633,809

-----------
SHORT-TERM INVESTMENTS--1.2%
Maryland Natl. Cap. Pk. & Planning Comn. Ser. V-2, F.R.D.D.
A1+(c)           3.30         9/01/98        300
300,000
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., F.R.W.D.
A1(c)            2.50         9/02/98         60
60,000

-----------
Total short-term investments (cost $360,000)
360,000

-----------
Total Investments--99.3 %
(cost $28,495,055; Note 4)
30,993,809
Other assets in excess of liabilities--0.7%
222,839

-----------
Net Assets--100%
$31,216,648

-----------

-----------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  A.M.T.--Alternative Minimum Tax.
  E.T.M.--Escrowed To Maturity.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.S.A.--Financial Security Assurance. G.N.M.A.--
  Government National Mortgage Association. M.B.I.A.-- Municipal Bond Insurance Association. R.I.B.S.--
  Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the maturity
date of Floating Rate
    Demand Notes is considered to be the later of the next
date on which the
security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating
    interest rate. The rate shown is the rate at year-end. (e) Prerefunded issues are secured by escrowed cash and/or direct U.S.
    guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings. ------------------------
-------------------------------------------------------
See Notes to Financial Statements.     4

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         MARYLAND SERIES
---------------------------------------------------------------
----------------

Assets
August 31, 1998

---------------
Investments, at value (cost
$28,495,055)................................................
 ..................        $30,993,809
Cash........................................................
 ..............................................
87,341
Interest
receivable..................................................
 .....................................            399,764
Receivable for Series shares
sold........................................................
 .................              1,455
Other
assets......................................................
 ........................................                900
---------------
   Total
assets......................................................
 .....................................         31,483,269
---------------
Liabilities
Accrued
expenses....................................................
 ......................................            109,490
Payable for Series shares
reacquired..................................................
 ....................            105,734
Dividends
payable.....................................................
 ....................................             27,995
Management fee
payable.....................................................
 ...............................             13,161 Distribution
fee
payable.....................................................
 .............................              6,114
Deferred trustee's
fees........................................................
 ...........................              4,127

---------------
   Total
liabilities.................................................
 .....................................            266,621

---------------
Net
Assets......................................................
 ..........................................
$31,216,648

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .........        $    27,507
   Paid-in capital in excess of
par.........................................................
 ..............         28,479,603

---------------

28,507,110
   Accumulated net realized gain on
investments.................................................
 ..........            210,784
   Net unrealized appreciation on
investments.................................................
 ............          2,498,754

---------------
Net assets, August 31,
1998........................................................
 .......................        $31,216,648

---------------

---------------
Class A:
   Net asset value and redemption price per share ($18,919,651
      / 1,667,984 shares of beneficial interest
issued and outstanding)......................
$11.34
   Maximum sales charge (3% of offering
price)......................................................
 ......                .35
---------------
   Maximum offering price to
public......................................................
 .................             $11.69

---------------

---------------
Class B:
Net asset value, offering price and redemption price per
share
      ($12,173,934 / 1,071,905 shares of beneficial interest
issued and outstanding)......................
$11.36

---------------

---------------
Class C:
Net asset value, offering price and redemption price per
share
      ($123,063 / 10,836 shares of beneficial interest issued
and outstanding)............................
$11.36

---------------

---------------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations ---------------------------------------
--------------------
                                                   Year Ended
Net Investment Income                            August 31,
1998
Income
   Interest...................................     $
1,746,455
                                                 --------------
Expenses
   Management fee.............................
160,201
   Distribution fee--Class A..................
18,857
   Distribution fee--Class B..................
64,796
   Distribution fee--Class C..................
671
   Custodian's fees and expenses..............
63,000
   Registration fees..........................
35,000
   Reports to shareholders....................
31,000
   Transfer agent's fees and expenses.........
30,000
   Legal fees and expenses....................
12,000
   Audit fee and expenses.....................
10,000
   Trustees' fees and expenses................
4,000
   Miscellaneous..............................
4,099
                                                 --------------
      Total expenses..........................
433,624
   Less: Custodian fee credit (Note 1)........
(1,320)
                                                 --------------
      Net expenses............................
432,304
                                                 --------------
Net investment income.........................
1,314,151
                                                 --------------
Realized and Unrealized
Gain (Loss) on Investments Net realized gain (loss) on:
Investment transactions....................
353,570
   Financial futures contract transactions....
(76,353)
                                                 --------------
277,217
Net change in unrealized appreciation of:
   Investments................................
855,698
                                                 --------------
Net gain on investments.......................
1,132,915
                                                 --------------
Net Increase in Net Assets
Resulting from Operations.....................     $
2,447,066
                                                 --------------
                                                 --------------

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Changes in Net Assets ----------------------------
-------------------------------
Increase (Decrease)                      Year Ended August
31,
in Net Assets                             1998
1997
Operations
   Net investment income...........    $ 1,314,151      $
1,522,422
   Net realized gain on investment
      transactions.................        277,217
78,313
   Net change in unrealized
      appreciation of
      investments..................        855,698
1,152,180
                                     ---------------    ----
-------
   Net increase in net assets
      resulting from operations....      2,447,066
2,752,915
                                     ---------------    ----
-------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................       (804,152)
(856,637)
      Class B......................       (506,700)
(663,966)
      Class C......................         (3,299)
(1,819)
                                     ---------------    ----
-------
                                        (1,314,151) (1,522,422)
                                     ---------------    ----
-------
   Distributions in excess of
      net investment income
      Class A......................         (3,054)
(10,676)
      Class B......................         (2,144)
(9,184)
      Class C......................            (11)
(28)
                                     ---------------    ----
-------
                                            (5,209)
(19,888)
                                     ---------------    ----
-------
   Distributions from net
      realized gains
      Class A......................        (61,079)
(229,545)
      Class B......................        (42,884)
(197,458)
      Class C......................           (225)
(597)
                                     ---------------    ----
-------
                                          (104,188) (427,600)
                                     ---------------    -------
---
Series share transactions (net of
   share conversions) (Note 5):
Net proceeds from shares sold...      1,935,757
767,369
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............        933,796
1,326,652
   Cost of shares reacquired.......     (5,714,418) (6,736,831)
                                     ---------------    -------
---
   Net decrease in net assets from
  Series share transactions....     (2,844,865)
(4,642,810)
                                     ---------------    -------
---
Total decrease.....................     (1,821,347) (3,859,805)
Net Assets
Beginning of year..................     33,037,995 36,897,800
                                     ---------------    -------
---
End of year........................    $31,216,648 $33,037,995
                                     ---------------    -------
---
                                     ---------------    -------
---
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     6

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements               MARYLAND SERIES
---------------------------------------------------------------
----------------
Prudential Municipal Series Fund (the 'Fund') is registered
under the Investment
Company Act of 1940, as an open-end investment company. The
Fund was organized
as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The
monies of each series are invested in separate, independently managed
portfolios. The Maryland Series (the 'Series') commenced
investment operations
on January 22, 1985. The Series is diversified and seeks to
achieve its
investment objective of obtaining the maximum amount of income exempt from
federal and applicable state income taxes with the minimum of risk by investing
in 'investment grade' tax-exempt securities whose ratings are within the four
highest ratings categories by a nationally recognized
statistical rating
organization or, if not rated, are of comparable quality. The ability of the
issuers of the securities held by the Series to meet their
obligations may be
affected by economic or political developments in a specific state, industry or
region. -------------------------------------------------------
----Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a 'when-issued'
basis) on the basis
of prices provided by a pricing service which uses information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt
securities at a set
price for delivery on a future date. Upon entering into a
financial futures
contract, the Series is required to pledge to the broker an
amount of cash
and/or other assets equal to a certain percentage of the
contract amount. This
amount is known as the 'initial margin.' Subsequent payments, known as
'variation margin,' are made or received by the Series each
day, depending on
the daily fluctuations in the value of the underlying security.
Such variation
margin is recorded for financial statement purposes on a daily basis as
unrealized gain or loss. When the contract expires or is
closed, the gain or
loss is realized and is presented in the statement of
operations as net realized
gain (loss) on financial futures contracts. The Series invests in financial
futures contracts in order to hedge its existing portfolio
securities or
securities the Series intends to purchase, against fluctuations in value caused
by changes in prevailing interest rates. Should interest rates move
unexpectedly, the Series may not achieve the anticipated
benefits of the
financial futures contracts and may realize a loss. The use of futures
transactions involves the risk of imperfect correlation in
movements in the
price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original issue discount paid on
purchases of portfolio securities as adjustments to interest income. Expenses
are recorded on the accrual basis which may require the use of certain estimates
by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Reclassification of Capital Accounts: The Fund accounts and
reports for
distributions to shareholders in accordance with Statement of
Position 93-2:
Determination, Disclosure, and Financial Statement Presentation
of Income,
Capital Gain, and Return of Capital Distributions by Investment
Companies. The
effect of applying this statement was to increase undistributed net investment
income by $5,209 and decrease accumulated realized gains by
$5,209. The current
year effect of applying the Statement of Position was due to the sale of
securities purchased with market discount. Net investment
income, net realized
gains and net assets were not affected by this change. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to
continue to meet the requirements of the Internal Revenue Code applicable to
regulated investment companies and to distribute all of its net income to
shareholders. For this reason no federal income tax provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually. Income distributions and capital gain
distributions are determined in accordance with income tax
regulations which may
differ from generally accepted accounting principles. ---------
---------------------------------------------------------------
-------
                                           PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements              MARYLAND SERIES ----
---------------------------------------------------------------
------------
Custody Fee Credits: The Series has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
-------Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the cost of the
subadviser's service, the compensation of officers of the Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class B and Class C
shares of the Fund through May 31, 1998. Prudential Investment
Management
Services LLC ('PIMS') became the distributor of the Fund
effective June 1, 1998
and is serving the Fund under the same terms and conditions as under the
arrangement with PSI. The Fund compensated PSI and PIMS for
distributing and
servicing the Fund's Class A, Class B and Class C shares
pursuant to plans of
distribution (the 'Class A, B and C Plans'), regardless of
expenses actually
incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates
PIMS for
distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1%
and 1% of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the period September 1, 1997 through August 26, 1998.
Effective August 27,
1998 such expenses under the Plans were .10 of 1%, .10 of 1%
and .25 of 1% of
the average daily net assets of the Class A, B and C shares, respectively.
PSI and PIMS have advised the Series that they have received approximately
$10,600 in front-end sales charges resulting from sales of
Class A shares during
the year ended August 31, 1998. From these fees, PSI and PIMS paid such sales
charges to affiliated broker-dealers, which in turn paid
commissions to
salespersons and incurred other distribution costs.
PSI and PIMS have advised the Series that for the year ended
August 31, 1998,
they received approximately $18,700 in contingent deferred
sales charges imposed
upon certain redemptions by Class B shareholders.
PIFM, PIC, PIMS and PSI are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose of the Agreement is
to serve as an alternative source of funding for capital share redemptions. The
Series has not borrowed any amounts pursuant to the Agreement during the year
ended August 31, 1998. The Funds pay a commitment fee at an
annual rate of .055
of 1% on the unused portion of the credit facility. The
commitment fee is
accrued and paid quarterly on a pro rata basis by the Funds.
The Agreement
expired on December 30, 1997 and has been extended through
December 29, 1998
under the same terms. -----------------------------------------
------------------Note 3. Other Transactions With Affiliates Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended
August 31, 1998, the
Series incurred fees of approximately $19,600 for the services of PMFS. As of
August 31, 1998, approximately $1,200 of such fees were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations include certain
out-of-pocket expenses paid to nonaffiliates. ----------------- ------------------------------------------Note 4. Portfolio
Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1998 were
$10,880,381 and
$13,345,992, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1998
was substantially the same as for financial reporting purposes and, accordingly
net and gross unrealized appreciation of investments for
federal income tax
purposes was $2,498,754. --------------------------------------
----------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold
with a front-end sales charge of up to 3%. Class B shares are sold with a
contingent deferred sales charge which declines from 5% to zero depending -----------------------------------------------------
--------------------------
                                          PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements             MARYLAND SERIES
---------------------------------------------------------------
----------------
on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August
31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1998:
Shares sold........................       60,866    $
681,735
Shares issued in reinvestment of
  dividends........................       51,390
574,496
Shares reacquired..................     (260,545)
(2,909,041)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (148,289)
(1,652,810)
Shares issued upon conversion from
  Class B..........................      127,077
1,419,519
                                      ----------    --------
----
Net decrease in shares
  outstanding......................      (21,212)   $
(233,291)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1997:
Shares sold........................       20,673    $
224,724
Shares issued in reinvestment of
  dividends........................       69,189
749,136
Shares reacquired..................     (344,495)
(3,737,905)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (254,633)
(2,764,045)
Shares issued upon conversion from
  Class B..........................      236,576
2,564,070
                                      ----------    --------
----
Net decrease in shares
  outstanding......................      (18,057)   $
(199,975)
                                      ----------    --------
----
                                      ----------    --------
----
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      107,764    $
1,204,730
Shares issued in reinvestment of
  dividends........................       31,859
356,456
Shares reacquired..................     (250,971)
(2,805,377)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (111,348)
(1,244,191)
Shares reacquired upon conversion
  into
  Class A..........................     (126,869)
(1,419,519)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................     (238,217)   $
(2,663,710)
                                      ----------    --------
----
                                      ----------    --------
----
Class B                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1997:
Shares sold........................       47,087    $
508,644
Shares issued in reinvestment of
  dividends........................       53,118
575,850
Shares reacquired..................     (275,123)
(2,982,939)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (174,918)
(1,898,445)
Shares reacquired upon conversion
  into Class A.....................     (236,258)
(2,564,070)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................     (411,176)   $
(4,462,515)
                                      ----------    --------
----
                                      ----------    --------
----
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................        4,387    $
49,292
Shares issued in reinvestment of
  dividends........................          254
2,844
Shares reacquired..................           --
--
                                      ----------    --------
----
Net increase in shares
  outstanding......................        4,641    $
52,136
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1997:
Shares sold........................        3,134    $
34,001
Shares issued in reinvestment of
  dividends........................          153
1,666
Shares reacquired..................       (1,479)
(15,987)
                                      ----------    --------
----
Net increase in shares
  outstanding......................        1,808    $
19,680
                                      ----------    --------
----
                                      ----------    --------
----
         ------------------------------------------------------
-----Note 6. Proposed Reorganization
On August 26, 1998, the Board of Trustees of the Series
approved an Agreement
and Plan of Reorganization (the 'Plan') which provides for the transfer of all
of the assets of the Series to the Prudential National
Municipals Fund, Inc.
(the 'National Municipals Fund') in exchange solely for
Class A shares of the
National Municipals Fund and the National Municipals Fund
assumption of the
liabilities of the Series.
The Plan is subject to approval by the shareholders of the
Series at a
shareholder meeting scheduled on or about December 3, 1998. If the Plan is
approved, it is expected that the reorganization will take
place on or about
December 4, 1998. The Series and the National Municipals Fund
will each bear
their pro rata share of the costs of the reorganization,
including cost of proxy
solicitation. -------------------------------------------------
------------------------------

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     MARYLAND SERIES
---------------------------------------------------------------
----------------

Class A
                                                        -------
-----------------------------------------------
Year Ended August 31,
                                                        -------
-----------------------------------------------

1998        1997        1996        1995        1994
                                                        ------
-------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $
10.99     $ 10.74     $ 10.66     $ 10.66     $ 11.64
                                                        ------
-------     -------     -------     -------
Income from investment operations
Net investment income...............................
 .48         .49(a)      .51(a)      .53(a)      .57
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .39         .39         .08         .10        (.77)
                                                        ------
-------     -------     -------     -------
Total from investment operations.................
 .87         .88         .59         .63        (.20)
                                                        ------
-------     -------     -------     -------
Less distributions
Dividends from net investment income................
(.48)       (.49)       (.51)       (.53)       (.57)
Distributions in excess of net investment income.... --
(c)     (.01)           --          --          --
Distributions from net realized gains...............
(.04)       (.13)         --        (.10)       (.21)
                                                        ------
-------     -------     -------     -------
   Total distributions..............................
(.52)       (.63)       (.51)       (.63)       (.78)
                                                        ------
-------     -------     -------     -------
Net asset value, end of year........................    $
11.34     $ 10.99     $ 10.74     $ 10.66     $ 10.66
                                                        ------
-------     -------     -------     -------
                                                        ------
-------     -------     -------     -------
TOTAL RETURN(b):.................................... 8.01%
8.38%       5.58%       6.32%      (1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................
$18,920     $18,558     $18,339     $17,726     $ 2,709
Average net assets (000)............................
$18,857     $18,970     $18,484     $11,341     $ 2,877
Ratios to average net assets:
   Expenses, including distribution fees............ 1.19%
1.12%(a)    1.10%(a)    1.30%(a)     .95%
   Expenses, excluding distribution fees............
1.09%       1.02%(a)    1.00%(a)    1.20%(a)     .85% Net
   investment income............................
4.27%       4.52%(a)    4.69%(a)    4.96%(a)    5.18% For
Class A, B and C shares:
   Portfolio turnover rate.......................... 34%
30%         42%         49%         40%
---------------
(a)  Net of management fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
last day of each period reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share. --------------------------------
-----------------------------------------------
See Notes to Financial Statements.     10

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     MARYLAND SERIES
---------------------------------------------------------------
----------------

Class B
                                                        -------
------------------------------------------------
Year Ended August 31,
                                                        -------
------------------------------------------------

1998         1997        1996        1995        1994
                                                        ------
--------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $
11.00     $  10.75     $ 10.67     $ 10.67     $ 11.65
                                                        ------
--------             -------     -------     -------
Income from investment operations
Net investment income...............................
 .43          .45(a)      .47(a)      .49(a)      .53
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .40          .39         .08         .10        (.77)
                                                        ------
--------             -------     -------     -------
Total from investment operations.................
 .83          .84         .55         .59        (.24)
                                                        ------
--------             -------     -------     -------
Less distributions
Dividends from net investment income................
(.43)        (.45)       (.47)       (.49)       (.53)
Distributions in excess of net investment income.... --
(c)    (.01)             --          --          --
Distributions from net realized gains...............
(.04)        (.13)         --        (.10)       (.21)
                                                        ------
--------             -------     -------     -------
   Total distributions..............................
(.47)        (.59)       (.47)       (.59)       (.74)
                                                        ------
--------             -------     -------     -------
Net asset value, end of year........................    $
11.36     $  11.00     $ 10.75     $ 10.67     $ 10.67
                                                        ------
--------             -------     -------     -------
                                                        ------
--------             -------     -------     -------
TOTAL RETURN(b):.................................... 7.68%
7.94%                5.16%           5.88%      (2.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................... $12,174
$ 14,412                 $18,512     $21,414     $51,198
Average net assets (000)............................ $13,092
$ 16,113                 $19,898     $33,497     $55,223
Ratios to average net assets:
   Expenses, including distribution fees............ 1.58%
1.52%(a)             1.50%(a)    1.55%(a)    1.35%
   Expenses, excluding distribution fees............ 1.09%
1.02%(a)             1.00%(a)    1.05%(a)     .85%
   Net investment income............................ 3.87%
4.12%(a)             4.30%(a)    4.84%(a)    4.77%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
last day of each period reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share. --------------------------------
-----------------------------------------------
See Notes to Financial Statements.     11

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     MARYLAND SERIES
---------------------------------------------------------------
----------------

Class C
                                                        -------
------------------------------------------------------------
August 1,
1994(d)
Year Ended August 31,                       through
                                                        -------
----------------------------------------------
August 31,

1998         1997           1996             1995
1994
                                                        ------
--------     ------------     ------------     ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $
11.00     $  10.75        $10.67          $  10.67        $
10.70
                                                        ------
--------         -----            ------       ---------
Income from investment operations
Net investment income...............................
 .41          .42(a)        .44(a)            .47(a)
 .05
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .40          .39           .08               .10
(.03)
                                                        ------
--------         -----            ------       ---------
   Total from investment operations.................
 .81          .81           .52               .57
 .02
                                                        ------
--------         -----            ------       ---------
Less distributions
Dividends from net investment income................
(.41)        (.42)         (.44)             (.47)
(.05)
Distributions in excess of net investment income.... --
(e)      (.01)           --                  --
--
Distributions from net realized gains...............
(.04)        (.13)           --              (.10)
--
                                                        ------
--------         -----            ------       ---------
   Total distributions..............................
(.45)        (.56)         (.44)             (.57)
(.05)
                                                        ------
--------         -----            ------       ---------
Net asset value, end of period......................    $
11.36     $  11.00        $10.75          $  10.67        $
10.67
                                                        ------
--------         -----            ------       ---------
                                                        ------
--------         -----            ------       ---------
TOTAL RETURN(c):....................................
7.41%        7.68%         4.90%             5.62%
 .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $
123     $     68        $   47          $     52        $
102
Average net assets (000)............................    $
91     $     49        $   43          $     58        $ 31
Ratios to average net assets:
   Expenses, including distribution fees............ 1.83%
1.77%(a)      1.75%(a)                       1.82%(a)
2.21%(b)
   Expenses, excluding distribution fees............ 1.09%
1.02%(a)      1.00%(a)                       1.07%(a)
1.47%(b)
   Net investment income............................ 3.65%
3.72%(a)      4.05%(a)                       4.55%(a)
4.75%(b)

---------------
(a) Net of management fee waiver.
(b) Annualized.
(c) Total return does not consider the effects of sales
loads. Total return is
    calculated assuming a purchase of shares on the first
day and a sale on the
last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less than a
full year are not
    annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share. --------------------------------
-----------------------------------------------
See Notes to Financial Statements.     12

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants             MARYLAND
SERIES --------------------------------------------------------
-----------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Maryland Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
Maryland Series (the 'Fund', one of the portfolios constituting
Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998 ----------------------------------------------
---------------------------------

                                           PRUDENTIAL MUNICIPAL
SERIES FUND
Federal Income Tax Information
(Unaudited)                                MARYLAND SERIES
---------------------------------------------------------------
----------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1998,
dividends paid from
net investment income of $.48 per Class A share, $.43 per Class
B share and $.41
per Class C share were all federally tax-exempt interest
dividends. In addition,
the Series paid to Class A, B and C shares a special taxable income dividend, of
which $.0018 is taxable as ordinary income and a long-term
capital gain
distribution of $.036, of which $.0218 was taxable at 28% rate gain and $.0142
was taxable at 20% rate gain.
We wish to advise you that the corporate dividends received
deduction for the
Series is zero. Only funds that invest in U.S. equity
securities are entitled to
pass-through a corporate dividends received deduction.
In January 1999 you will be advised on IRS Form 1099 DIV or
substitute 1099 DIV
as to federal tax status of the distributions received by you in calendar year
1998. ---------------------------------------------------------
----------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help.
So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to
describe the difference   between prices bid and asked for a
security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

/ / Prudential Muni Series Fund: Maryland Series
--- Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment. -------------------------------
------------------Prudential Municipal Series Fund: Maryland
Series
vs. Lehman Brothers Municipal Bond Index.

Average Annual
Total Returns
-----------------------                     Class A
With Sales Load                             (GRAPH)
6.67% Since Inception (6.65%)
4.60% for 5 Years (4.56%) 4.77% for 1 Year

Without Sales Load
7.05% Since Inception (7.03%) 5.24% for 5 Years
(5.20%) 8.01% for 1 Year

Average Annual
Total Returns
-----------------------                    Class B
With Sales Load                            (GRAPH)
7.11% Since Inception (6.92%)
6.85% for 10 Years (6.83%) 4.67%
for 5 Years (4.63%) 2.68% for 1
Year

Without Sales Load
7.11% Since Inception (6.92%)
6.85% for 10 Years (6.83%) 4.84%
for 5 Years (4.80%) 7.68% for 1
Year

Average Annual
Total Returns
-----------------------                      Class C
With Sales Load                              (GRAPH)
6.27% Since Inception (6.23%)
6.41% for 1 Year

Without Sales Load
6.27% Since Inception (6.23%)
7.41% for 1 Year

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes to the right of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Maryland Series (Class
A, B, and C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A and C shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, and
1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the longterm investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street Newark,
NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation Prudential
Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M705   MF125E
74435M804
74435M572


(ICON)
Prudential
Municipal
Series Fund
---------------------
Massachusetts Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
Massachusetts Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the U.S. government. During the same period, your Prudential Municipal Series Fund --
Massachusetts Series Class A shares provided consistently attractive returns compared to the average fund tracked by Lipper Analytical Services.
We bolstered the Series' performance by increasing exposure to noncallable bonds that rallied as municipal interest rates declined. In addition, some of our bonds appreciated after becoming backed by direct obligations of the U.S. government.

Cumulative Total Returns1                         As of
8/31/98
                 One        Five                Ten
Since
                 Year       Years              Years
Inception2
Class A          8.10%   32.06% (31.84)         N/A
87.61%  (87.30)
Class B          7.67    29.23  (29.01)   101.05% (100.72)
184.74  (179.23)
Class C          7.41         N/A               N/A
29.26  (29.04)
Class Z          8.31         N/A               N/A
13.23
Lipper MA Muni
Debt Fd. Avg.3   7.99        31.22             113.02
***

Average Annual Total Returns1                         As of
9/30/98
          One        Five            Ten           Since
          Year       Years          Years        Inception2
Class A   5.03%   5.12% (5.09)       N/A         7.30%
(7.28)
Class B   2.85    5.16  (5.13)   7.21% (7.20)    7.85
(7.70)
Class C   6.58       N/A             N/A         6.69
(6.64)
Class Z   8.46       N/A             N/A         7.89

Distributions & Yields                            As of
8/31/98
                                               Taxable
Equivalent Yield4
          Total Distributions     30-Day           At Tax
Rates Of
            Paid for 12 Mos.     SEC Yield          36%
39.6%
Class A         $0.71              3.85%           6.84%
7.24%
Class B         $0.67              3.57            6.34
6.72
Class C         $0.64              3.32            5.89
6.25
Class Z         $0.74              4.05            7.19
7.62

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper
Analytical
Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum frontend sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B, 9/25/84; Class C,
8/1/94; and Class Z, 12/6/96.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Massachusetts
Municipal Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 89.98% for Class A;
214.26% for Class B; 32.86% for Class C; and 12.58% for
Class
Z based on all funds in each share class.

How Investments Compared.
    (As of 8/31/98)
        (GRAPH)
Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Fund.

James M. Murphy, Fund Manager                 (PHOTO)

Portfolio
Manager's Report

The Series is designed to provide the maximum amount of income exempt from Massachusetts state and federal income taxes, consistent with the preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax (AMT), however, because the Series holds some bonds that are AMT eligible. There can be no assurance the Series will achieve its investment objective.
A Great Buy.
In August this year, some municipal bonds yielded nearly 95% as much as U.S. Treasuries compared to the historical average of approximately 87%. Tax-exempt bonds cheapened relative to Treasuries partly because a huge supply of newly issued municipal bonds placed a drag on price increases.

Strategy Session.

Main Street Meets Moscow.
Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about. Thousands of Southeast Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. To the north, Russian President Boris Yeltsin sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United States, where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing $146.4 billion of long-term tax-exempt bonds in the first six months of 1998, a 51% increase over the comparable period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages. Thus, municipal bonds cheapened relative to Treasuries so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as comparable Treasuries in late August, well above the historical average of roughly 87%.

      Portfolio Composition.
Sectors expressed as a percentage of
total investments as of 8/31/98.
     (PIE CHART)

What Went Well.
Along For The Ride.
As news from Russia grew more ominous in August, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer Revenue Bond Index, a weekly average of long-term municipal bond yields, to 5.26%.

Your Series rode the rally higher primarily because of its exposure to noncallable municipal bonds, which comprised 28% of the Series' total investments in August 1998. Our belief that bond prices were headed higher
(and interest rates lower) led us to buy more noncallable bonds. They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall. Some of our noncallable bonds were also zero coupon bonds, which gained sharply because they typically trade at deep discounts to their maturity value.

A Shot In The Arm.
Some state and local governments lowered borrowing costs by prerefunding or arranging for the early retirement of bonds that carry high interest rates. The high interest rate bonds soared in value since they effectively became backed by the full faith and credit of the U.S. government and had a shorter maturity as a result of being prerefunded. Several bonds in our portfolio were prerefunded, bringing the tally to 21% of the Series' total investments in August 1998, up from 16% in August 1997. Having bonds prerefunded during the past year provided a shot in the arm to Series returns because of the price appreciation.

       Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
      (PIE CHART)

And Not So Well.
Longer Was Better.

During the past 12 months, the Series' duration (a measure of sensitivity to interest rate changes) declined from a peak of
7.7 years in April to 7.2 years in August. In hindsight, instead of allowing the duration to shorten, we should have lengthened it by purchasing even more noncallable bonds. The longer duration would have enabled the Series to appreciate more rapidly as the debt market rallied.

Five Largest Issuers.
6.1%   MassachusettsGeneral Obligation
4.9%   Mass. Ind. Fin. Agency - Cape Code Hlth. Sys.
4.9%   Mass. Tpke. Auth.
4.8%   Mass. Water Pollution Abatement Trust
4.6%   Mass. Hlth. & Edl. Fac. Auth. - Valley Regional Hlth.
Sys.

Expressed as a percentage of net assets as of 8/31/98.

Looking Ahead.
Should U.S. economic growth continue to moderate, inflation remain low and global stock markets stay volatile, we believe strong investor demand for Treasuries could push bond prices even higher. The federal funds rate (the rate banks charge each other to borrow money overnight) was lowered twice by a quarter percentage point to 5.00% in an attempt to sustain U.S. economic growth and counter any shortage of credit that might develop after the near-collapse of a major hedge fund. But because two rate cuts may not be enough, we expect further reductions in the overnight bank lending rate.

President's Letter                           September 22,
1998

            The Easy Way To Invest.

Dear Shareholder:

There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.

Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class B shares of the Prudential Municipal Series Fund -- Massachusetts Series would have grown $8,814 more if all dividends and capital gains were reinvested over a 10-year period ended
August 31, 1998. (Our figures include the maximum deduction of applicable sales charges.)

Reinvestment of distributions cannot guarantee positive returns (no investment strategy can) and individual results may vary. However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain. And here's another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you? That's a decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer
Service at 1-800-225-1852.

Thank you for your confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MASSACHUSETTS SERIES
---------------------------------------------------------------
----------------

Moody's                               Principal

Rating      Interest     Maturity     Amount          Value
Description (a)
(Unaudited)      Rate         Date        (000)
(Note 1)
------------------------------------------------------------
---------------------------------------------------------------
--
LONG-TERM INVESTMENTS--98.4% ----------------------------------
---------------------------------------------------------------
---------------------------
Boston Massachusetts Ind. Dev. Fin. Auth., First Mtge.
   Rev.,
   Springhouse Proj.
NR                 5.875%      7/01/18     $   750       $
753,420
Boston Massachusetts Ind. Dev. Fin. Auth., Swr. Fac.
   Rev.,
   Harbor Elec. Energy Co. Proj., A.M.T.
Baa1               7.375       5/15/15       1,500
1,626,930
Brockton Massachusetts, Gen. Oblig.
Baa1               6.125       6/15/18       1,030
1,101,812
Holyoke Massachusetts, Gen. Oblig., School Proj.,
   M.B.I.A.
Aaa                8.10        6/15/05         700(e)
822,066
Lowell Massachusetts, Gen. Oblig.
Aaa                7.625       2/15/10         750(e)
837,900
Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A,
   M.B.I.A.
Aaa                7.25       12/01/10       1,350(e)
1,476,535
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   M.B.I.A.
Aaa                5.50        3/01/15       1,000
1,086,080
Mass. St. Cap. Apprec., Fed. Hwy. Grant, Ser. A
Aa3                Zero        6/15/15       1,500
653,580
Mass. St. Gen. Oblig.,
   Ser. A, A.M.B.A.C.
Aaa                5.00        7/01/12       1,000
1,041,580
   Ser. C, F.G.I.C.
Aaa                6.00        8/01/09       1,500
1,710,420
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Beth Israel Hospital, A.M.B.A.C.
Aaa               8.37(d)      7/01/25       1,500
1,736,250
   Dana Farber Cancer Proj., Ser. G-1
A1                 6.25       12/01/22         625
686,319
   Faulkner Hospital, Ser. C
Baa1               6.00        7/01/23       1,500
1,564,215
   Holyoke Hospital, Ser. B
Baa3               6.50        7/01/15       1,250
1,338,175
   Jordan Hospital, Ser. C
BBB(c)             6.875      10/01/22       1,350 (e)
1,519,425
   Mass. Inst. of Tech., Ser. I-1
Aaa                5.20        1/01/28       1,500
1,586,460
   Med. Academic & Scientific Co., Ser. A
A(c)               6.625       1/01/15       1,000
1,112,220
   Newton-Wellesley Hospital, Ser. E, M.B.I.A.
Aaa                5.875       7/01/15       1,000
1,086,160
   Valley Regional Hlth. Sys., Ser. B
Aaa                8.00        7/01/18       1,000 (e)
1,094,730
   Valley Regional Hlth. Sys., Ser. C
AAA(c)             7.00        7/01/10         825
1,013,422
   Winchester Hospital, Ser. D
AAA(c)             5.75        7/01/24       1,000
1,061,350
Mass. St. Hsg. Fin. Agcy. Hsg. Rev., Sngl. Fam. Mtge.,
   Ser. 59, A.M.B.A.C., A.M.T.
Aaa                5.40        6/01/20       1,000
1,012,070
Mass. St. Ind. Fin. Agcy. Rev.,
   Chestnut Knoll Proj., Ser. A
NR                 5.625       2/15/25         750
752,175
   Bradford College
BBB(c)             5.625      11/01/28       1,000
1,012,670
   Brooks School
A3                 5.95        7/01/23         640
669,504
   Cambridge Friends School
BBB(c)             5.80        9/01/28         700
719,509
   Cape Cod Hlth. Sys.
Aaa                8.50       11/15/20       2,000 (e)
2,238,600
   Phillips Academy
Aa1                5.375       9/01/23       1,000
1,036,280
   St. John's High School
Baa1               5.35        6/01/28       1,000
995,480
Mass. St. Port Auth. Rev., Ser. B, A.M.T.
Aa3                5.00        7/01/18       1,000
993,710
Mass. St. Tpk. Auth., Met. Hwy. Sys. Rev., Ser. C,
   M.B.I.A.
Aaa               Zero         1/01/17       5,500
2,232,065
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MASSACHUSETTS SERIES
---------------------------------------------------------------
----------------

Moody's                               Principal

Rating      Interest     Maturity     Amount          Value
Description (a)
(Unaudited)      Rate         Date        (000)
(Note 1)
                                                          -----
---------------------------------------------------------------
--------------------------------------------------------
Mass. St. Water Poll. Abatement Trust Rev.,
   Ser. 3
Aaa                5.625%      2/01/16     $ 1,000       $
1,069,690
   Ser. A
Aa3                6.375       2/01/15       1,000
1,111,050
Mass. St. Water Res. Auth. Rev.,
   Ser. B, M.B.I.A.
Aaa                6.25       12/01/11       1,000
1,172,060
   Ser. D, M.B.I.A.
Aaa                6.00        8/01/13         500
572,595
Palmer Massachusetts, Gen. Oblig., Ser. F, A.M.B.A.C.
Aaa                7.30        3/01/10         500(e)
536,040
Plymouth County Corr. Facs. Proj., Cert. of Part., Ser. A
AA(c)              7.00        4/01/22         500
559,845
Puerto Rico Commonwealth,
   Gen. Oblig., A.M.B.A.C.
Aaa                7.00        7/01/10       1,000
1,238,810
   Gen. Oblig., Cap. Apprec. Pub. Impvt.
Baa1               Zero        7/01/15         750
328,762
Puerto Rico Electric Pwr. Auth. Rev., Ser. T
Baa1               6.375       7/01/24       1,000(e)
1,140,540
Virgin Islands Pub. Fin. Auth., Matching Fd. Ln., Ser. E
NR                 5.875      10/01/18         375
388,279

------------
Total long-term investments (cost $40,204,716) 44,688,783

------------
SHORT-TERM INVESTMENTS--0.7%
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Cap. Asset
   Prog., Ser. 85C, F.R.D.D., M.B.I.A.
VMIG1              3.20        9/01/98         300
300,000

------------
Total short-term investments (cost $300,000)
300,000

------------
Total Investments--99.1%
   (cost $40,504,716; Note 4)
44,988,783
Other assets in excess of liabilities--0.9%
416,188

------------
Net Assets--100%
$ 45,404,971

------------

------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax. F.G.I.C.--Financial Guaranty Insurance Company. F.R.D.D.--Floating Rate
    (Daily) Demand Note (b). M.B.I.A.--Municipal Bond
    Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity
date of Floating Rate
    Demand Notes is considered to be the later of the next
date on which the
security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating
interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or
direct U.S.
guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings. ------------------------
-------------------------------------------------------
See Notes to Financial Statements.     4

                                          PRUDENTIAL MUNICIPAL
SERIES FUND
Statement of Assets and Liabilities       MASSACHUSETTS
SERIES --------------------------------------------------------
-----------------------

Assets
August 28, 1998
Investments, at value (cost
$40,504,716)................................................
 ..................      $  44,988,783
Cash........................................................
 ..............................................
35,355
Interest
receivable..................................................
 .....................................            538,106
Receivable for Series shares
sold........................................................
 .................                100
Other
assets......................................................
 ........................................              1,187

---------------
   Total
assets......................................................
 .....................................         45,563,531
---------------
Liabilities
Accrued
expenses....................................................
 ......................................             82,287
Dividends
payable.....................................................
 ....................................             33,079
Management fee
payable.....................................................
 ...............................             19,320
Payable for Series shares
reacquired..................................................
 ....................             10,282
Distribution fee
payable.....................................................
 .............................              9,465
Deferred trustees'
fees........................................................
 ...........................              4,127

---------------
   Total
liabilities.................................................
 .....................................            158,560

---------------
Net
Assets......................................................
 ..........................................      $
45,404,971

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .........      $      38,162
   Paid-in capital in excess of
par.........................................................
 ..............         40,626,867

---------------

40,665,029
   Accumulated net realized gain on
investments.................................................
 ..........            255,875
   Net unrealized appreciation on
investments.................................................
 ............          4,484,067

---------------
Net assets, August 31,
1998........................................................
 .......................      $  45,404,971

---------------

---------------
Class A:
   Net asset value and redemption price per share ($29,024,003
      3 2,438,919 shares of beneficial interest
issued and outstanding)......................
$11.90
   Maximum sales charge (3% of offering
price)......................................................
 ......                .37
---------------
   Maximum offering price to
public......................................................
 .................             $12.27

---------------

---------------
Class B:
Net asset value, offering price and redemption price per
share
      ($16,256,226 3 1,366,825 shares of beneficial interest
issued and outstanding)......................
$11.89

---------------

---------------
Class C:
Net asset value, offering price and redemption price per
share
      ($116,107 3 9,762 shares of beneficial interest issued
and outstanding).............................
$11.89

---------------

---------------
Class Z:
Net asset value, offering price and redemption price per
share
      ($8,635 3 726 shares of beneficial interest issued and
outstanding).................................
$11.89

---------------

---------------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations ---------------------------------------
--------------------
                                                 Year Ended Net
Investment Income                              August 31,
1998
Income
   Interest.................................     $ 2,680,165
                                               --------------
Expenses
   Management fee...........................         231,959
   Distribution fee--Class A................          29,031
   Distribution fee--Class B................          86,264
   Distribution fee--Class C................             757
   Custodian's fees and expenses............          70,000
   Report to shareholders...................          40,000
   Registration fees........................          34,000
   Transfer agent's fees and expenses.......          32,000
   Legal fees and expenses..................          12,000
   Audit fees and expenses..................          10,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           1,097
                                               --------------
      Total expenses........................         551,108
   Less: Custodian fee credit...............
(1,439)
                                               --------------
      Net expenses..........................         549,669
                                               --------------
Net investment income.......................       2,130,496
                                               --------------
Realized and Unrealized
Gain (Loss) on Investments Net realized gain (loss) on:
Investment transactions..................            568,509
   Financial futures transactions...........
(120,644)
                                               --------------
                                                     447,865
Net change in unrealized appreciation of:
   Investments..............................         980,734
                                               --------------
Net gain on investments.....................       1,428,599
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................     $ 3,559,095
                                               --------------
                                               --------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets ----------------------------
-------------------------------
Decrease in                             Year Ended August 31,
Net Assets                               1998           1997
Operations
   Net investment income...........  $  2,130,496    $
2,389,861
   Net realized gain on investment
      transactions.................       447,865
616,296
   Net change in unrealized appreciation of
investments..................             980,734
767,106
                                     ------------    -------
----
   Net increase in net assets
      resulting from operations....     3,559,095
3,773,263
                                     ------------    -------
----
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................    (1,376,660)
(1,453,832)
      Class B......................      (749,368)
(933,942)
      Class C......................        (4,123)
(2,079)
      Class Z......................          (345)
(8)
                                     ------------    -------
----
                                       (2,130,496) (2,389,861)
                                     ------------    -------
----
Distributions in excess of net
   investment income
      Class A......................       (14,903)
--
      Class B......................        (9,075)
--
      Class C......................           (39)
--
      Class Z......................            (3)
--
                                     ------------    -------
----
                                          (24,020)
--
                                     ------------    -------
----
   Distributions from net realized gains
      Class A......................      (354,484)
(438,140)
      Class B......................      (215,867)
(318,452)
      Class C......................          (936)
(708)
      Class Z......................           (72)
(3)
                                     ------------    -------
----
                                         (571,359)
(757,303)
                                     ------------    -------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...     2,768,598
1,727,524
   Net asset value of shares issued
      in reinvestment of
      dividends....................     1,617,702
1,848,518
   Cost of shares reacquired.......    (7,029,860)
(7,848,716)
                                     ------------    ----------
   Net decrease in net assets from
      Series share transactions....    (2,643,560)
(4,272,674)
                                     ------------    ----------
Total decrease.....................    (1,810,340)
(3,646,575)
Net Assets
Beginning of year..................    47,215,311
50,861,886
                                     ------------    ----------
End of year........................  $ 45,404,971 $47,215,311
                                     ------------    ----------
                                     ------------    ----------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     6

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements         MASSACHUSETTS SERIES
---------------------------------------------------------------
----------------
Prudential Municipal Series Fund (the 'Fund') is registered
under the Investment
Company Act of 1940, as an open-end investment company. The
Fund was organized
as a Massachusetts business trust on May 18, 1984 and consists of 13 series. The
monies of each series are invested in separate, independently managed
portfolios. The Massachusetts Series (the 'Series') commenced investment
operations in September, 1984. The Series is diversified and seeks to achieve
its investment objective of obtaining the maximum amount of
income exempt from
federal and applicable state income taxes with the minimum of risk by investing
in 'investment grade' tax-exempt securities whose ratings are within the four
highest ratings categories by a nationally recognized
statistical rating
organization or, if not rated, are of comparable quality. The ability of the
issuers of the securities held by the Series to meet their
obligations may be
affected by economic developments in a specific state, industry or region. ----------------------------------------------------
-------Note                          1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Fund values municipal securities
(including
commitments to purchase such securities on a 'when-issued'
basis) on the basis
of prices provided by a pricing service which uses information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost which approximates market value. All securities are valued as of 4:15 p.m., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt
securities at a set
price for delivery on a future date. Upon entering into a
financial futures
contract, the Series is required to pledge to the broker an
amount of cash
and/or other assets equal to a certain percentage of the
contract amount. This
amount is known as the 'initial margin.' Subsequent payments, known as
'variation margin,' are made or received by the Series each
day, depending on
the daily fluctuations in the value of the underlying security.
Such variation
margin is recorded for financial statement purposes on a daily basis as
unrealized gain or loss. The Series invests in financial
futures contracts
solely for the purpose of hedging its existing portfolio
securities or
securities the Series intends to purchase against fluctuations in value caused
by changes in prevailing market interest rates. Should interest rates move
unexpectedly, the Series may not achieve the anticipated
benefits of the
financial futures contracts and may realize a loss. The use of futures
transactions involves the risk of imperfect correlation in
movements in the
price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Net Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original issue discount paid on
purchases of portfolio securities as adjustments to interest income. Expenses
are recorded on the accrual basis which may require the use of certain estimates
by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Reclassification of Capital Accounts: The Fund accounts and
reports for
distributions to shareholders in accordance with Statement of
Position 93-2:
Determination, Disclosure, and Financial Statement Presentation
of Income,
Capital Gain, and Return of Capital Distributions by Investment
Companies. The
effect of applying this statement was to decrease accumulated realized gains and
increase undistributed net investment income by $24,020. The current year effect
of applying the Statement of Position was due to the sale of securities
purchased with market discount. Net investment income, net
realized gains and
net assets were not affected by this change.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent of the Series to
continue to meet the requirements of the Internal Revenue Code applicable to
regulated investment companies and to distribute all of its net income to
shareholders. For this reason no federal income tax provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends is made monthly.
Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles. ---------------------------------------------------
----------------------------
                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements         MASSACHUSETTS SERIES
---------------------------------------------------------------
----------------
Custody Fee Credits: The Series has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
-------Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'). PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class
B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of the
Fund effective
June 1, 1998 and is serving the Fund under the same terms and conditions as
under the arrangement with PSI. The Fund compensated PSI and
PIMS for
distributing and servicing the Fund's Class A, Class B and
Class C shares
pursuant to plans of distribution, (the 'Class A, B and C
Plans'), regardless of
expenses actually incurred by them. The distribution fees are accrued daily and
payable monthly. No distribution or service fees are paid to
PSI or PIMS as
distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensates
PIMS for
distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1%
and 1% of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the year ended August 31, 1998.
PSI and PIMS have advised the Series that they have received approximately
$9,700 in front-end sales charges resulting from sales of Class
A shares for the
year ended August 31, 1998. From these fees, PSI and PIMS paid such sales
charges to affiliated broker-dealers, which in turn paid
commissions to
salespersons and incurred other distribution costs.
PSI and PIMS advised the Series that for the year ended August
31, 1998, they
received approximately $37,000 and $500 in contingent deferred sales charges
imposed upon certain redemptions by Class B and C shareholders, respectively.
PIFM, PIMS, PIC and PSI are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose of the Agreement is
to serve as an alternative source of funding for capital share redemptions. The
Series has not borrowed any amounts pursuant to the Agreement during the year
ended August 31, 1998. The Funds pay a commitment fee at an
annual rate of .055
of 1% on the unused portion of the credit facility. The
commitment fee is
accrued and paid quarterly on a pro rata basis by the Funds.
The Agreement
expired on December 30, 1997 and has been extended through
December 29, 1998
under the same terms. -----------------------------------------
------------------Note 3. Other Transactions With Affiliates Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended
August 31, 1998,
the Series incurred fees of approximately $21,000 for the
services of PMFS. As
of August 31, 1998, approximately $1,300 of such fees were due to PMFS. Transfer
agent fees and expenses in the Statement of Operations include certain
out-of-pocket expenses paid to nonaffiliates. ----------------- ------------------------------------------Note 4. Portfolio
Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1998, were
$15,189,545 and
$18,344,907, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1998
was substantially the same as for financial reporting purposes and accordingly,
net unrealized appreciation of investments for federal income tax purposes was
$4,484,067 (gross unrealized appreciation--$4,486,083, gross unrealized
depreciation--$2,016). ----------------------------------------
-------------------Note 5. Capital
The Series offers Class A, Class B, Class C and Class Z shares.
Class A shares
are sold with a front-end sales charge of up to 3%. Class B
shares are sold with
a contingent deferred sales charge which declines from 5% -----
---------------------------------------------------------------
-----------
                                       PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements          MASSACHUSETTS SERIES
------------------------------------------------------------
--------------------
to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class
B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest of each class at
$.01 par value per share.
Transactions in shares of beneficial interest for the years ended August 31,
1998 and August 31, 1997 were as follows:

Class A                                  Shares
Amount
-------------------------------------  ----------    -------
----
Year ended August 31, 1998:
Shares sold..........................     142,966    $
1,687,456
Shares issued in reinvestment of
  dividends and distributions........      93,703
1,103,427
Shares reacquired....................    (361,990) (4,261,684)
                                       ----------    -------
----
Net decrease in shares outstanding
  before conversion..................    (125,321) (1,470,801)
Shares issued upon conversion from
  Class B............................      92,146
1,085,201
                                       ----------    -------
----
Net decrease in shares outstanding...     (33,175    $
(385,600)
                                       ----------    -------
----
                                       ----------    -------
----
Year ended August 31, 1997:
Shares sold..........................      29,208    $
340,810
Shares issued in reinvestment of
  dividends and distributions........      99,365
1,152,062
Shares reacquired....................    (366,281) (4,252,429)
                                       ----------    -------
----
Net decrease in shares outstanding
  before conversion..................    (237,708) (2,759,557)
Shares issued upon conversion from
  Class B............................     277,806
3,225,709
                                       ----------    -------
----
Net increase in shares outstanding...      40,098    $
466,152
                                       ----------    -------
----
                                       ----------    -------
----
Class B
-------------------------------------
Year ended August 31, 1998:
Shares sold..........................      78,841    $
927,666
Shares issued in reinvestment of
  dividends and distributions........      43,421
510,985
Shares reacquired....................    (225,580)
(2,656,058)
                                       ----------    -------
----
Net decrease in shares outstanding
  before conversion..................    (103,318)
(1,217,407)
Shares issued upon conversion from
  Class B............................     (92,162)
(1,085,201)
                                       ----------    -------
----
Net decrease in shares outstanding...    (195,480)
$(2,302,608)
                                       ----------    -------
----
                                       ----------    -------
----
Class B                                  Shares
Amount
-------------------------------------  ----------    -------
----
Year ended August 31, 1997:
Shares sold..........................     115,658    $
1,343,826
Shares issued in reinvestment of
  dividends and distributions........      59,887
693,710
Shares reacquired....................    (309,225)
(3,583,222)
                                       ----------    -------
----
Net decrease in shares outstanding
  before conversion..................    (133,680)
(1,545,686)
Shares issued upon conversion from
  Class B............................    (277,895)
(3,225,709)
                                       ----------    -------
----
Net decrease in shares outstanding...    (411,575)
$(4,771,395)
                                       ----------    -------
----
                                       ----------    -------
----
Class C
-------------------------------------
Year ended August 31, 1998:
Shares sold..........................       9,344    $
109,986
Shares issued in reinvestment of
  dividends and distributions........         250
2,944
Shares reacquired....................      (6,524)
(76,579)
                                       ----------    -------
----
Net increase in shares outstanding...       3,070    $
36,351
                                       ----------    -------
----
                                       ----------    -------
----
Year ended August 31, 1997:
Shares sold..........................       3,642    $
42,688
Shares issued in reinvestment of
  dividends and distributions........         236
2,740
Shares reacquired....................      (1,127)
(13,065)
                                       ----------    -------
----
Net increase in shares outstanding...       2,751    $
32,363
                                       ----------    -------
----
                                       ----------    -------
----
Class Z
-------------------------------------
Year ended August 31, 1998:
Shares sold..........................       3,668    $
43,490
Shares issued in reinvestment of
  dividends and distributions........          29
346
Shares reacquired....................      (2,989)
(35,539)
                                       ----------    -------
----
Net increase in shares outstanding...         708    $
8,297
                                       ----------    -------
----
                                       ----------    -------
----
December 6, 1996(a) through
  year ended August 31, 1997:
Shares sold..........................          17    $
200
Shares issued in reinvestment of
  distributions......................           1
6
Shares reacquired....................          --
--
                                       ----------    -------
----
Net increase in shares outstanding...          18    $
206
                                       ----------    -------
----
                                       ----------    -------
----

------------
(a) Commencement of offering of Class Z shares. ---------------
---------------------------------------------------------------
-

                                        PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                    MASSACHUSETTS SERIES
---------------------------------------------------------------
----------------

Class A
                                                  -------------
----------------------------------------

Year Ended August 31,
                                                  -------------
----------------------------------------
                                                   1998
1997        1996        1995        1994
                                                  -------------
-------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.69
$ 11.54     $ 11.63     $ 11.37     $12.17
                                                  -------------
-------     -------     ------
Income from investment operations
Net investment income.........................        .55
 .58(a)      .59(a)      .65(a)     .67
Net realized and unrealized gain (loss) on
   investment transactions....................        .37
 .33        (.02)        .26       (.73)
                                                  -------------
-------     -------     ------
   Total from investment operations...........        .92
 .91         .57         .91       (.06)
                                                  -------------
-------     -------     ------
Less distributions
Dividends from net investment income..........       (.55)
(.58)       (.59)       (.65)      (.67)
Distributions in excess of net investment
   income.....................................       (.01)
--          --          --         --
Distributions from net realized gains.........       (.15)
(.18)       (.07)         --       (.07)
                                                  -----------
-- -------  -------     ------
   Total distributions........................       (.71)
(.76)       (.66)       (.65)      (.74)
                                                  -----------
-- -------  -------     ------
Net asset value, end of year..................    $ 11.90
$ 11.69     $ 11.54     $ 11.63     $11.37
                                                  -----------
-- -------  -------     ------
                                                  -----------
-- -------  -------     ------
TOTAL RETURN(b):..............................       8.10%
8.10%       4.93%       8.33%      (.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $29,024
$28,890     $28,058     $27,525     $2,293
Average net assets (000)......................    $29,031
$29,096     $28,091     $15,837     $2,578
Ratios to average net assets:
   Expenses, including distribution fees......       1.04%
1.00%(a)    1.06%(a)     .97%(a)    .87%
   Expenses, excluding distribution fees......        .94%
 .90%(a)     .96%(a)     .87%(a)    .77%
   Net investment income......................       4.75%
5.00%(a)    5.06%(a)    5.59%(a)   5.60%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         33%
22%         18%         36%        33%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. --------------------------------------------
-----------------------------------
See Notes to Financial Statements.     10

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     MASSACHUSETTS
SERIES --------------------------------------------------------
-----------------------

Class B
                                                  -------------
-----------------------------------------

Year Ended August 31,
                                                  -------------
-----------------------------------------
                                                   1998
1997        1996        1995        1994
                                                  -------------
-------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.68
$ 11.53     $ 11.62     $ 11.36     $ 12.17
                                                  -------
-------     -------     -------     -------
Income from investment operations
Net investment income.........................        .51
 .53(a)      .54(a)      .60(a)      .61
Net realized and unrealized gain (loss) on
   investment transactions....................        .37
 .33        (.02)        .26        (.74)
                                                  -----------
-- -------  -------     -------
   Total from investment operations...........        .88
 .86         .52         .86        (.13)
                                                  -----------
-- -------  -------     -------
Less distributions
Dividends from net investment income..........       (.51)
(.53)       (.54)       (.60)       (.61)
Distributions in excess of net investment
   income.....................................       (.01)
--          --          --          --
Distributions from net realized gains.........       (.15)
(.18)       (.07)         --        (.07)
                                                  -----------
-- -------  -------     -------
   Total distributions........................       (.67)
(.71)       (.61)       (.60)       (.68)
                                                  -----------
-- -------  -------     -------
Net asset value, end of year..................    $ 11.89
$ 11.68     $ 11.53     $ 11.62     $ 11.36
                                                  -----------
-- -------  -------     -------
                                                  -----------
-- -------  -------     -------
TOTAL RETURN(b):..............................       7.67%
7.67%       4.51%       7.90%      (1.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $16,256
$18,247     $22,758     $28,367     $55,420
Average net assets (000)......................    $17,253
$20,301     $25,751     $39,455     $59,544
Ratios to average net assets:
   Expenses, including distribution fees......       1.44%
1.40%(a)    1.46%(a)    1.34%(a)    1.27%
   Expenses, excluding distribution fees......        .94%
 .90%(a)     .96%(a)     .84%(a)     .77%
   Net investment income......................       4.35%
4.60%(a)    4.66%(a)    5.37%(a)    5.20%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales
loads. Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. --------------------------------------------
-----------------------------------
See Notes to Financial Statements.     11

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     MASSACHUSETTS
SERIES
---------------------------------------------------------------
----------------

Class C                                  Class Z
                                                  -------------
------------------------------------------------     ---------
August 1,
1994(d)          Year
Year Ended August 31,                   through
Ended
                                                  -------------
---------------------------------     August 31,
August 31,
                                                   1998
1997         1996           1995           1994
1998
                                                  -----------
-----         -----          -----          -
----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.68
$11.53       $11.62         $11.36         $11.41
$11.68
                                                  -----------
-----         -----          -----          -
----
Income from investment operations
Net investment income.........................       .48
 .50(a)       .51(a)         .57(a)         .04
 .58
Net realized and unrealized gain (loss) on
   investment transactions....................       .37
 .33         (.02)           .26           (.05)
 .37
                                                  -----------
-----         -----          -----          -
----
   Total from investment operations...........       .85
 .83          .49            .83           (.01)
 .95
                                                  -----------
-----         -----          -----          -
----
Less distributions
Dividends from net investment income..........      (.48)
(.50)        (.51)          (.57)          (.04)
(.58)
Distributions in excess of net investment
   income.....................................      (.01)
--           --             --             --
(.01)
Distributions from net realized gains.........      (.15)
(.18)        (.07)            --             --
(.15)
                                                  -----------
-----         -----          -----          -
----
   Total distributions........................      (.64)
(.68)        (.58)          (.57)          (.04)
(.74)
                                                  -----------
-----          -----          -----                       -
----
Net asset value, end of period................    $11.89
$11.68       $11.53         $11.62         $11.36
$11.89
                                                  -----------
-----          -----          -----                       -
----
                                                  -----------
-----          -----          -----                       -
----
TOTAL RETURN(b):..............................      7.41%
7.41%        4.26%          7.60%         (0.27)%
8.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $  116
$   78       $   45         $   14         $  216(f)      $
9
Average net assets (000)......................    $  101
$   48       $   41         $   14         $   15(f)      $
7
Ratios to average net assets:
   Expenses, including distribution fees......      1.69%
1.65%(a)     1.72%(a)       1.60%(a)       1.57%(c)
 .94%
   Expenses, excluding distribution fees......       .94%
 .90%(a)      .97%(a)        .85%(a)        .82%(c)
 .94%
   Net investment income......................      4.08%
4.36%(a)     4.39%(a)       5.07%(a)       5.06%(c)
4.91%
                                                December 6,
                                                  1996(e)
                                                  through
                                                August 31, 1997
                                                    -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.80
                                                    ----Income
from investment operations
Net investment income.........................        .47(a)
Net realized and unrealized gain (loss) on
   investment transactions....................        .06
                                                    ----Total
   from investment operations...........              .53
                                                    ----Less
distributions
Dividends from net investment income..........       (.47)
Distributions in excess of net investment
   income.....................................         --
Distributions from net realized gains.........       (.18)
                                                    ----Total
   distributions........................             (.65)
                                                    ----Net
asset value, end of period................        $ 11.68
                                                    ---------
TOTAL RETURN(b):..............................       4.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   204(f)
Average net assets (000)......................    $   200(f)
Ratios to average net assets:
   Expenses, including distribution fees......
 .90%(a)(c)
   Expenses, excluding distribution fees......
 .90%(a)(c)
   Net investment income......................
5.55%(a)(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads.
Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes reinvestment of dividends and
distributions. Total returns for periods of less than a
full year are not
    annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares. (e) Commencement of offering of Class Z shares.
(f) Amounts are actual and not rounded to the nearest thousand.
---------------------------------------------------------------
----------------
See Notes to Financial Statements.     12

                                             PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants            MASSACHUSETTS
SERIES --------------------------------------------------------
-----------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
Massachusetts Series (the 'Fund', one of the portfolios constituting Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998

                                             PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                  MASSACHUSETTS
SERIES --------------------------------------------------------
-----------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1998,
dividends paid from
net investment income of $.71 per Class A share, $.67 per Class
B share, $.64
per Class C share and $.74 per Class Z share were all federally tax-exempt
interest dividends. The Series also paid to Class A, B, C and Z shares a special
taxable income dividend of $.0061 which is taxable as ordinary income. In
addition, the Series paid distributions for Class A, B, C and Z shares totaling
$.1451 per share, comprised of short-term capital gains, of
which $.0093 was
taxable as oridnary income and long-term capital gains, of
which $.0151 was
taxable at 28% rate gain and $.1207 was taxable at 20% rate
gain.
We wish to advise you that the corporate dividends received
deduction for the
Series is zero. Only funds that invest in U.S. equity
securities are entitled to
pass-through a corporate dividends received deduction.
In January 1999 you will be advised on IRS Form 1099 DIV or
substitute 1099 DIV
as to federal tax status of the distributions received by
you in calendar year
1998. ---------------------------------------------------------
----------------------

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund - the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to
describe the difference   between prices bid and asked for a
security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

/ / Prudential Muni Series Fund: Massachusetts Series
--- Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment. ------------------------------
------------------
Prudential Municipal Series Fund: Massachusetts
Series vs. Lehman Brothers Municipal Bond Index.

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Massachusetts Series (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A, C, and Z shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, 1994 for Class C shares, and 1996 for Class Z shares.
For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the longterm investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Average Annual
Total Returns - Class A
--------------------------                   Class A
With Sales Load                              (GRAPH)
7.21% Since Inception (7.18%)
5.08% for 5 Years (5.04%) 4.86%
for 1 Year

Without Sales Load
7.59% Since Inception (7.57%)
5.72% for 5 Years (5.68%) 8.10%
for 1 Year


Average Annual
Total Returns - Class B
-------------------------                   Class B
With Sales Load                             (GRAPH)
7.80% Since Inception (7.65%)
7.23% for 10 Years (7.22%) 5.10% for 5 Years (5.06%)
2.67% for 1 Year

Without Sales Load
7.80% Since Inception (7.65%) 7.23% for 10 Years (7.22%)
5.26% for 5 Years (5.23%) 7.67% for 1 Year

Average Annual
Total Returns - Class C
--------------------------                     Class C
With Sales Load                                (GRAPH)
6.49% Since Inception (6.45%)
6.41% for 1 Year

Without Sales Load
6.49% Since Inception (6.45%)
7.41% for 1 Year


Average Annual
Total Returns - Class Z
-----------------------------                  Class Z
7.43% Since Inception                          (GRAPH)
8.31% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street Newark,
NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three 100 Mulberry Street Newark,
NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation Prudential
Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M655   MF119E
74435M663
74435M564
74435M416


(ICON)

Prudential
Municipal
Series Fund
------------------
Massachusetts
Money Market Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
Massachusetts Money Market Series

Performance At A Glance.
U.S. interest rates -- including municipal money market yields -- declined over the past year as a deepening economic crisis in Asia,
Russia, and Latin America caused investors to take refuge in U.S.
Treasuries. Despite this low interest rate environment and a dearth of short-term municipal securities, your Prudential
Municipal Series Fund -- Massachusetts Money Market
Series
provided an attractive, tax-advantaged return because we acted quickly to buy securities during brief periods when money market yields increased.

Fund Facts
As of 8/31/98
                             7-Day       Net Asset
Taxable Equivalent Yield*       Weighted Avg.   Net
Assets
                         Current Yld.   Value (NAV)
@31%    @36%    @39.6%          Mat. (WAM)
(Millions)
MA Money
Market Series                2.60%          $1
4.28%    4.62%    4.89%           45 Days
$63
IBC Financial Data
Tax-Free State Specific
(SB & GP - MA) Avg.**        2.70%          $1
4.45%    4.79%    5.08%           55 Days
N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the
Series is not
insured or guaranteed by the Federal Deposit
Insurance
Corporation
or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC)
Financial Data reports
a seven-day current yield, NAV, and WAM on Mondays.
These are the
data of all funds in the IBC Financial Data Tax-Free
State Specific
Average (Stock Broker (SB) & General Purpose (GP) -
Massachusetts)
category as of August 31, 1998.

Tracking Tax-Free Money Fund Yields.
             (GRAPH)

How Investments Compared.
   (As of 8/31/98)
      (GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past
performance
should never be used to predict future results. The
risks to
each of the investments listed above are different -
-
we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have
received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their
prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This
investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value and provide tax-free income; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Colleen Meehan, Fund Manager
(PHOTO)

Portfolio
Manager's Report

The Prudential Municipal Series Fund --
Massachusetts
Money Market
Series seeks to provide the highest level of current income that is exempt from federal and Massachusetts state income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest in a portfolio of short-term municipal bonds with maturities of 13 months or less from the state of
Massachusetts, its municipalities, local governments and other qualifying issuers (such as Puerto Rico, Guam and the
U.S.
Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Bay State
Upgraded.
Massachusetts' strong economic growth and sound budgetary performance were among the factors that prompted two major credit rating agencies to upgrade the Commonwealth's general obligation bond rating during the past year. Moody's
Investors
Service raised the rating to Aa3 from A1, and Standard
& Poor's
Corp. upgraded the rating to AA-minus from A-plus.

Strategy Session.
Inflation Fears Fade.
Early in the fall of 1997, investors worried that a booming U.S.
economy was growing so fast it could fuel higher inflation, which erodes the value of a bond. Some even believed the Federal
Reserve would react by increasing the federal funds rate (the rate banks charge each other for overnight loans) to slow the economy down.

However, an economic crisis that gripped Asia in October 1997, eventually spread around the globe and slowed U.S.
economic
growth. The domestic economy lost steam as cheaply priced
Asian products flooded U.S. markets, while foreign demand for American-made goods dwindled. Not surprisingly, anticipation of a federal funds rate increase turned into hopes for a federal funds rate cut in 1998 as the economy shifted gears and inflation remained in check.

Asian Crisis Lifts Munis.

Meanwhile, the economic and political turmoil that spread from Asia to Russia and South America spurred demand for "safe haven" investments such as U.S. Treasuries and municipal bonds. As a result, prices of Treasuries soared and yields fell, a trend that was also reflected in the tax-exempt money markets. Indeed, the Bond
Buyer
One-Year Note Index, a popular barometer of short-term municipal yields, fell to 3.47% in August 1998 from 3.82% in August of last year. Municipal securities also did well as healthy local economies generated higher tax revenues which in turn reduced the borrowing needs of many state and local governments. An indication of Massachusetts' solid financial position is the Commonwealth expects to mark its seventh consecutive operating surplus in fiscal 1998. What new issuance there was focused primarily on longer-term bonds because state and local governments could lock in lower interest rates for an extended period of time. These two factors decreased the supply of new municipal money market securities even though investor demand remained strong.
This supply-demand imbalance led to even lower short-term municipal rates.

What Went Well.
Timely Purchases.
We sought to keep the Series' weighted average maturity
(WAM)
longer than the competition throughout the past year.
Our task
was complicated by the low interest rate environment and fierce competition for the dwindling supply of attractively priced municipal money market securities. Demand was so great that some state and local governments were able to raise prices
(and lower yields) on their newly issued securities and still attract buyers in droves.

There were times, however, when the market was temporarily flooded with short-term Massachusetts securities that provided good buying opportunities. For example, portfolio managers sold money market securities in late April to meet shareholder redemptions that occur during the income tax season.
This
heavy selling temporarily pushed up short-term yields.
We
had built up our cash position heading into the tax season.
We were then able to go bargain hunting. We purchased one-year bonds that are AAA-rated because their interest and principal are insured by a muni-cipal bond insurance company.
Buying
these securities in the spring proved to be a wise choice since they became much more expensive during the summer as the bond market rallied.

And Not So Well.
Shock Waves.
The Russian government devalued the ruble and defaulted on some of its short-term debt in August, sending shock waves through global financial markets. Stunned investors fled to the safest securities available. As a result, yields on Treasuries tumbled and municipal bonds went along for the ride. In hindsight, we should have invested more heavily in the spring when yields were significantly higher and before all the turmoil began.

Looking Ahead.
The Federal Reserve lowered the federal funds target rate by a quarter of a percentage point on September 29 and October
15 to keep the U.S. economic expansion on track. The rate now stands at 5.00% and further reductions may be possible as the Federal Reserve reviews economic data. Mean-while, we plan to increase our holdings of securities that are easily convertible into cash. This will prepare us to meet the flood of shareholder redemptions that typically occur in December. We also will be able to purchase higher-yielding securities that are typically available around the end of the year.

Weighted Average Maturity Compared
     To The Average Fund.
           (GRAPH)

President's Letter
September 25, 1998
(PHOTO)

                   Guarding Against Uncertainty.

Dear Shareholder:

As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial
Average,
experienced a series of sell-offs that may signal an end to the eight-year run of double-digit returns to investors.

Amid this uncertainty there was also good news to report.
Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of U.S. debt securities -- especially Treasuries. The U.S.
economy
remains
strong, with steady growth and low inflation. How long these trends will hold, no one knows.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do.
Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation.

Diversify. Diversify. Diversify.

Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MASSACHUSETTS
MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Boston Wtr. & Swr. Comm., Gen. Rev., Ser. 94A,
F.R.W.D.
VMIG1             3.05%       9/03/98   $  2,320
$
2,320,000
Brazos River, Harbor Nav. Dist., Dow Chemical Co.,
Ser.
   92A, F.R.D.D., A.M.T.
P-1               3.55        9/01/98      2,200
2,200,000
Carroll County, Solid Wste. Disp. Facs. Rev., Ser.
94A,
   F.R.D.D., A.M.T.
VMIG1             3.50        9/01/98      1,700
1,700,000
Dist. of Columbia Rev., Gen. Oblig., Ser. 92A-6,
F.R.D.D.        VMIG1             3.45
9/01/98
800         800,000
Fall River Mass., Gen. Oblig., B.A.N.
Aaa               5.25        6/15/99        500
505,793
Falmouth Mass., Gen. Oblig., B.A.N.
NR                4.00        8/13/99      2,000
2,006,388
First Chicago Bank Certificates, Ser. 98B,
S.E.M.O.T.S.
VMIG1             3.95       12/01/98      3,000
3,000,000
Halifax Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth.,
Ser.
91,
   F.R.D.D., A.M.T.
Aa2               3.55        9/01/98        400
400,000
Mass. Bay Trans. Auth., Gen. Trans. Sys. Bonds, Ser.
84A,
   S.E.M.O.T.
VMIG1             3.50        3/01/99      1,500
1,500,000
Mass. Ind. Fin. Agcy. Poll, New England Power Co.,
Ser.
   93A, T.E.C.P.
VMIG1             3.65        9/24/98      2,700
2,700,000
Mass. Port. Auth., Ser. 96, T.E.C.P.
P-1               3.45        9/04/98      2,000
2,000,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ., Ser. 85H, T.E.C.P.
VMIG1             3.70        9/15/98      2,000
2,000,000
   Cap. Asset Prog., Ser. 85B, F.R.D.D.
VMIG1             3.20        9/01/98        400
400,000
   Hallmark Hlth. Sys., Ser. B, F.R.W.D.
VMIG1             3.10        9/03/98      1,485
1,485,000
   Harvard Univ., Ser. 85I, F.R.W.D.
VMIG1             3.10        9/03/98      1,500
1,500,000
   Harvard Univ., Ser. 89L, T.E.C.P.
VMIG1             3.75        9/11/98      1,200
1,200,000
Mass. St. Hsg. Fin. Agcy. Rev.,
   Rental Housing, Ser. 94, F.R.W.D.S., A.M.T.
A1+(c)            3.48        9/03/98      2,000
2,000,000
   Multi-Family Rev., Harbor Port, F.R.W.D.
A1+(c)            3.10        9/02/98      1,000
1,000,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
   Constitution Corp., Ser. 98, F.R.W.D.S., A.M.T.
A-1(c)            3.35        9/03/98      1,500
1,500,000
   Goddard House, Ser. 95, F.R.W.D.
A-1(c)            3.10        9/03/98      2,000
2,000,000
   Governor Dummer Academy, Ser. 96, F.R.W.D.
A1+(c)            3.15        9/03/98      1,500
1,500,000
   Hazen Paper Co., Ser. 95, F.R.W.D.S., A.M.T.
A-1(c)            3.35        9/03/98      1,600
1,600,000
   Heritage at Hingham, Ser. 97, F.R.W.D.
VMIG1             3.20        9/03/98      1,500
1,500,000
   Holyoke Wtr. Pwr. Co. Proj., Ser. 92A, F.R.W.D.
VMIG1             3.10        9/02/98        447
447,000
   Jewish Geriatic Svcs. Inc., Ser. 97A, F.R.W.D.
A-1(c)            3.20        9/02/98      2,000
2,000,000
   New England College, Ser. 97, A.N.N.M.T.
A1+(c)            3.85       10/01/98      1,000
1,000,000
   Ocean Spray Cranberry, Ser. 84, A.O.T.
A+(c)             3.80       10/15/98      1,100
1,100,000
   Riverdale Mills Corp., Ser. 95, F.R.W.D.S.,
A.M.T.
A-1(c)            3.35        9/03/98      1,100
1,100,000
   Showa Womens Inst., Ser. 94, F.R.D.D.
VMIG1             3.25        9/01/98      1,200
1,200,000
   United Med. Corp., Ser. 92, F.R.W.D., A.M.T.
P-1               3.15        9/02/98        600
600,000
Mass. St. Municipal Whsl. Elec. Co., Power Supply
Sys.
   Rev.,
   Ser. 94C, F.R.W.D.
VMIG1             3.05        9/02/98      2,500
2,500,000
Mass. St. Wtr. Res. Auth.,
   T.E.C.P.
P-1               3.70        9/02/98      2,000
2,000,000
   T.E.C.P.
P-1               3.50       10/14/98      1,000
1,000,000

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    MASSACHUSETTS
MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Methuen, Gen. Oblig., B.A.N.
NR                4.15%      12/18/98   $  1,000
$
1,000,811
Parish of Ascension, LA, BASF Corp. Proj., Ser. 97,
   F.R.D.D., A.M.T.
P-1               3.40        9/01/98        500
500,000
Puerto Rico Comnwlth., Gov't. Dev. Bank, Ser. 85,
F.R.W.D.,
   A.M.T.
VMIG1             2.50        9/02/98        100
100,000
Quincy, Ser. 98, B.A.N.
NR                4.10        5/21/99      1,500
1,503,424
So. Carolina Jobs Econ. Dev. Auth., Wellman, Inc.
Proj.,
   Ser. 90, F.R.D.D.
Aa2               3.60        9/01/98      1,600
1,600,000
State of Mass. Construction Loans, Ser. 89A
Aaa               7.00        2/01/99      1,300 (d)
1,317,953
Town of Dracut, Gen. Oblig., Ser.97
Aaa               6.50       11/01/98        375
376,581
Town of Holden, Gen. Oblig.
Aaa               5.75       10/15/98      1,200
1,202,745
Town of North Andover, Gen. Oblig., Ser. 98
Aaa               5.25        1/15/99        350
352,093
W. Baton Rouge Parish Dist. Pound3, Dow Chemical Co.
Proj.,
   Ser. 94A, F.R.D.D., A.M.T.
P-1               3.55        9/01/98        500
500,000

-----------
Total Investments--93.2%
   (amortized cost $58,217,788(e))
58,217,788
Other assets in excess of liabilities--6.8%
4,242,604

-----------
Net Assets--100%
$62,460,392

-----------

-----------

---------------
(a) The following abbreviations are used in
portfolio
descriptions:
   A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Option Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note
(b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note
Synthetic (b).
    S.E.M.O.T.--Semi Annual Optional Tender.
    S.E.M.O.T.S.--Semi Annual Optional Tender
Synthetic.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the
maturity date of Floating Rate
    Demand Notes is considered to be the later of
the
next date on which the
    security can be redeemed at par, or the next
date
on which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash
and/or direct U.S.
    guaranteed obligations.
(e) The cost of securities for federal income tax
purposes is substantially the
same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information
contains a description of
Moody's and Standard & Poor's ratings.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     4

PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities
MASSACHUSETTS  MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------

Assets
August 31, 1998
Investments, at amortized cost which approximates
market
value............................................
$  58,217,788
Cash................................................
 ...
 ...................................................
82,285
Receivable for investments
sold................................................
 ...
 ........................          5,443,295
Receivable for Series shares
sold................................................
 ...
 ......................            997,997
Interest
receivable..........................................
 ...
 ..........................................
359,955
Other
assets..............................................
 ...
 .............................................
1,354

---------------
   Total
assets..............................................
 ...
 ..........................................
65,102,674

---------------
Liabilities
Payable for investments
purchased...........................................
 ...
 ...........................          1,500,000
Payable for Series shares
reacquired..........................................
 ...
 .........................          1,053,588
Dividends
payable.............................................
 ...
 .........................................
26,880
Accrued
expenses............................................
 ...
 ...........................................
26,835
Management fee
payable.............................................
 ...
 ....................................
26,825
Deferred trustee's
fees................................................
 ...
 ................................              4,127
Distribution fee
payable.............................................
 ...
 ..................................
4,027

---------------
   Total
liabilities.........................................
 ...
 ..........................................
2,642,282

---------------
Net
Assets..............................................
 ...
 ...............................................
$
62,460,392

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value...............................................
 ...
 .....      $     624,604
   Paid-in capital in excess of
par.................................................
 ...
 ...................         61,835,788

---------------
Net assets, August 31,
1998................................................
 ...
 ............................      $  62,460,392

---------------

---------------
Net asset value, offering price and redemption price
per share ($62,460,392 / 62,460,392 shares of
   beneficial interest issued and outstanding;
unlimited number of shares
authorized).....................              $1.00

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
----------------------------------------------------
---
-----

Year
Ended
Net Investment Income
August
31, 1998
Income
   Interest...................................     $
1,986,501
                                                 ---
---
---------
Expenses
   Management fee.............................
277,698
   Distribution fee...........................
69,425
   Custodian's fees and expenses..............
49,000
   Transfer agent's fees and expenses.........
23,000
   Reports to shareholders....................
19,000
   Legal fees and expenses....................
12,000
   Audit fee and expenses.....................
8,000
   Registration fees..........................
5,000
   Trustees' fees and expenses................
4,000
   Miscellaneous..............................
1,570
                                                 ---
---
---------
      Total expenses..........................
468,693
   Less: Custodian fee credit (Note 1)........
(2,192)
                                                 ---
---
---------
      Net expenses............................
466,501
                                                 ---
---
---------
Net investment income.........................
1,520,000
                                                 ---
---
---------
Net Increase in Net Assets
Resulting from Operations.....................     $
1,520,000
                                                 ---
---
---------
                                                 ---
---
---------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
----------------------------------------------------
---
-----

Increase (Decrease)                     Year Ended
August 31,
in Net Assets                           1998
1997
Operations
   Net investment income........   $    1,520,000
$
1,611,746
                                  ----------------
-
------------
Dividends and distributions
   (Note 1).....................       (1,520,000)
(1,611,746)
                                  ----------------
-
------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
   sold.........................      193,957,544
204,476,371
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................        1,483,199
1,572,134
   Cost of shares reacquired....     (186,420,872)
(203,119,396)
                                  ----------------
-
------------
   Net increase in net assets
      from Series share
      transactions..............        9,019,871
2,929,109
                                  ----------------
-
------------
Total increase..................        9,019,871
2,929,109
Net Assets
Beginning of year...............       53,440,521
50,511,412
                                  ----------------
-
------------
End of year.....................   $   62,460,392
$
53,440,521
                                  ----------------
-
------------
                                  ----------------
-
------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     6

                                        PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements
MASSACHUSETTS
MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------
Prudential Municipal Series Fund (the 'Fund') is
registered under the Investment
Company Act of 1940, as an open-end investment
company.
The Fund was organized
as a Massachusetts business trust on May 18, 1984
and
consists of 13 series. The
monies of each series are invested in separate,
independently managed
portfolios. The Massachusetts Money Market Series
(the
'Series') commenced
investment operations on August 5, 1991. The Series
is
nondiversified and seeks
to provide the highest level of income that is
exempt
from Massachusetts State,
local and federal income taxes with the minimum of
risk
by investing in
'investment grade' tax-exempt securities having a
maturity of 13 months or less
and whose ratings are within the 2 highest ratings
categories by a nationally
recognized statistical rating organization, or if
not
rated, are of comparable
quality. The ability of the issuers of the
securities
held by the Series to meet
their obligations may be affected by economic
developments in a specific state,
industry or region.
----------------------------------------------------
---
-----
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its
financial statements.
Securities Valuations: Portfolio securities of the
Series are valued at
amortized cost, which approximates market value. The
amortized cost method of
valuation involves valuing a security at its cost on
the date of purchase and
thereafter assuming a constant amortization to
maturity
of any discount or
premium.
All securities are valued as of 4:30 p.m., New York
time.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses
on sales of investments
are calculated on the identified cost basis.
Interest
income is recorded on the
accrual basis. The Fund amortizes premiums and
accretes
original issue discount
on portfolio securities as adjustments to interest
income. Expenses are recorded
on the accrual basis which may require the use of
certain estimates by
management.
Federal Income Taxes: For federal income tax
purposes,
each series in the Fund
is treated as a separate taxpaying entity. It is the
intent of the Series to
continue to meet the requirements of the Internal
Revenue Code applicable to
regulated investment companies and to distribute all
of
its net income to
shareholders. For this reason, no federal income tax
provision is required.
Dividends: The Series declares daily dividends from
net
investment income.
Payment of dividends is made monthly. Income
distributions and capital gain
distributions are determined in accordance with
income
tax regulations which may
differ from generally accepted accounting
principles.
Custody Fee Credits: The Fund has an arrangement
with
its custodian bank,
whereby uninvested monies earn credits which reduce
the
fees charged by the
custodian.
----------------------------------------------------
---
-----
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement
with The Prudential
Investment Corporation ('PIC'); PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays
for the services of PIC,
the compensation of officers of the Fund, occupancy
and
certain clerical and
bookkeeping costs of the Fund. The Fund bears all
other
costs and expenses.
The management fee paid PIFM is computed daily and
payable monthly, at an annual
rate of .50 of 1% of the average daily net assets of
the Series.
The Fund had a distribution agreement with
Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Fund
through May 31, 1998.
Prudential Investment Management Services LLC
('PIMS')
became the distributor of
the Fund effective June 1, 1998 and is serving the
Fund
under the same terms and
conditions as under the arrangement with PSI. The
Fund
compensated PSI and PIMS
for distributing and servicing the Fund's shares
pursuant to the plans of the
distribution regardless of expenses actually
incurred
by them. The Fund
reimburses PIMS for distributing and servicing the
Fund's shares pursuant to the
plan of distribution at an annual rate of .125 of 1%
of
the Fund's average daily
net assets. The distribution fees are accrued daily
and
payable monthly.
PSI, PIFM, PIC and PIMS are indirect wholly owned
subsidiaries of The Prudential
Insurance Company of America.
----------------------------------------------------
---
-----
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly
owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year
ended August 31, 1998, the
Series incurred fees of approximately $20,000 for
the
services of PMFS. As of
August 31, 1998, approximately $1,200 of such fees
were
due to PMFS. Transfer
agent fees and expenses in the Statement of
Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
----------------------------------------------------
---
-------------------------

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                  MASSACHUSETTS
MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------

Year Ended August 31,

----------------------------------------------------
---

1998        1997        1996        1995        1994

-------     -------     -------     -------     ----
---
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.................................    $  1.00
$
1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized
gains...........................        .03
 .03(a)      .03(a)      .03(a)      .02(a)
Dividends and distributions to
shareholders........................       (.03)
(.03)       (.03)       (.03)       (.02)

-------     -------     -------     -------     ----
---
Net asset value, end of
year.......................................    $
1.00
$  1.00     $  1.00     $  1.00     $  1.00

-------     -------     -------     -------     ----
---

-------     -------     -------     -------     ----
---
TOTAL
RETURN(b):..........................................
 ...
 ......       2.77%       3.08%       3.12%
3.10%
1.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)......................................
$62,460
$53,441     $50,511     $56,822     $37,278
Average net assets
(000)...........................................
$55,540     $53,078     $54,689     $42,919
$42,427
Ratios to average net assets:
   Expenses, including distribution
fees...........................        .84%
 .54%(a)     .55%(a)     .63%(a)     .62%(a)
   Expenses, excluding distribution
fees...........................        .71%
 .42%(a)     .43%(a)     .50%(a)     .50%(a)
   Net investment
income...........................................
2.73%       3.04%(a)    3.08%(a)    3.14%(a)
1.86%(a)

---------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends
and
distributions.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     8

PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants
MASSACHUSETTS MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, Massachusetts
Money
Market Series
In our opinion, the accompanying statement of assets
and liabilities, including
the portfolio of investments, and the related
statements of operations and of
changes in net assets and the financial highlights
present fairly, in all
material respects, the financial position of
Prudential
Municipal Series Fund,
Massachusetts Money Market Series (the 'Fund', one
of
the portfolios
constituting Prudential Municipal Series Fund) at
August 31, 1998, the results
of its operations for the year then ended and the
changes in its net assets and
the financial highlights for each of the two years
in
the period then ended, in
conformity with generally accepted accounting
principles. These financial
statements and financial highlights (hereafter
referred
to as 'financial
statements') are the responsibility of the Fund's
management; our responsibility
is to express an opinion on these financial
statements
based on our audits. We
conducted our audits of these financial statements
in
accordance with generally
accepted auditing standards which require that we
plan
and perform the audit to
obtain reasonable assurance about whether the
financial
statements are free of
material misstatement. An audit includes examining,
on
a test basis, evidence
supporting the amounts and disclosures in the
financial
statements, assessing
the accounting principles used and significant
estimates made by management, and
evaluating the overall financial statement
presentation. We believe that our
audits, which included confirmation of securities at
August 31, 1998 by
correspondence with the custodian and broker,
provide a
reasonable basis for the
opinion expressed above. The accompanying financial
highlights for each of the
three years in the period ended August 31, 1996 were
audited by other
independent accountants, whose opinion dated October
14, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
----------------------------------------------------
---
-------------------------

                                       PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                            MASSACHUSETTS
MONEY MARKET SERIES
----------------------------------------------------
---
-------------------------
We are required by the Internal Revenue Code to
advise
you within 60 days of the
Series' fiscal year end (August 31, 1998) as to the
federal tax status of
dividends paid by the Series during such fiscal
year.
Accordingly, we are
advising you that in the fiscal year ended August
31,
1998, dividends paid from
net investment income of $.03 per share were all
federally tax-exempt interest
dividends.
----------------------------------------------------
---
-------------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd
like to help.
So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve
on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity.
The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual
fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most
often
used to
describe the difference   between prices bid and
asked
for a
security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting The Most From Your Prudential Mutual Fund.
Some mutual fund shareholders won't ever read this -
-
they
don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand.
So
when
most people run into those particularly
daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A
Glance"
page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the
Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information.
Please note
that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets
(the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you.
The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income
(mostly
interest and dividends earned) and expenses
(including
what
you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets.
This
statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The
Notes
provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential
Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of
course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M630   MF153E

(ICON)

Prudential
Municipal
Series Fund
---------------
Michigan Series

ANNUAL
REPORT

Aug. 31, 1998
(LOGO)

Prudential Municipal Series Fund
Michigan Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended
August 31, 1998, as concern about economic and political strife in Asia,
Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the U.S. government. During the same period, your
Prudential Municipal Series Fund -- Michigan Series surpassed the return on the average comparable fund tracked by Lipper
Analytical Services because we
maintained a sizable exposure to noncallable bonds that rallied as municipal interest rates declined. Some of our bonds also appreciated after becoming backed by direct obligations of the U.S. government.

Cumulative Total Returns1                        As
of
8/31/98

                  One            Five
Ten              Since
                  Year           Years
Years            Inception2
Class A           8.81%      32.06% (31.85)
N/A            86.56% (86.26)
Class B           8.38       29.32  (29.11)
104.84% (104.51)   202.41  (198.25)
Class C           8.11            N/A
N/A            29.06  (28.85)
Lipper MI Muni
Debt Fd. Avg.3    8.02       30.70
114.68              ***

Average Annual Total Returns1
As of 9/30/98

                One            Five
Ten
Since
                Year           Years
Years
Inception2
Class A         5.51%       5.05% (5.02)
N/A
7.23% (7.21)
Class B         3.37        5.11  (5.08)      7.37%
(7.35)      8.32  (8.21)
Class C         7.11            N/A
N/A
6.67  (6.63)

Distributions & Yields
As
of 8/31/98

Taxable
Equivalent Yield5
        Total Dividends         30-Day
At Tax Rates Of
        Paid for 12 Mos.       SEC Yield
36%         39.6%
Class A     $0.67                3.77%
6.16%        6.53%
Class B     $0.62                3.54
5.79         6.13
Class C     $0.59                3.31
5.41         5.73

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and
Lipper Analytical Services.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Series charges a maximum front-end sales load of 3% for
Class A shares and a
declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%
for six years for Class B shares. Class B shares will automatically convert to
Class A shares, on a quarterly basis, approximately seven years after purchase.
Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B,
9/22/84;
and Class C, 8/1/94.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Michigan
Municipal
Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 88.27% for
Class
A; 223.39% for Class B;
and 32.16% for Class C based on all funds in each share class.

How Investments Compared.
   (as of 8/31/98)
       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have received higher
historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

James M. Murphy, Fund Manager
----------------------------------------------------
---
------------------------
(PHOTO)

Portfolio
Manager's Report
The Series is designed to provide the maximum amount of income that is exempt from Michigan state and federal income taxes, while still attempting to preserve capital. Certain shareholders may be subject to the federal alternative minimum tax (AMT), however, because the Series holds some bonds that are AMT eligible. There can be no assurance that the Series' investment objective will be achieved.

Twice Is Nice.
Improvement in Michigan's financial reserve levels and progress on funding of state pension liabilities were among the reasons cited by two major credit rating agencies that upgraded the Wolverine State's general obligation bond ratings during the past 12 months. Standard & Poor's
Corp. raised the rating
to AA-plus from AA and Moody's Investors Service upgraded it to Aa1 from Aa2.

Strategy Session.
----------------------------------------------------
---
------------------------
Main Street Meets
Moscow.
Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about. Thousands of South-east Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. To the north, Russian
President Boris Yeltsin
sacked his cabinet not once but twice and devalued the country's currency.
These tumultuous goings-on were in stark contrast to conditions in the United
States, where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S.
Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing $146.4 billion of long-term tax-exempt bonds in the first six months of
1998, a 51% increase over the comparable period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages. Thus, municipal bonds cheapened relative to
Treasuries so that a
triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as Treasuries in late August, well above the historical average of roughly 87%.

     Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 8/31/98.
            (GRAPH)

What Went Well.
-------------------------------------------------
Along For The Ride.
As news from Russia grew more ominous in August, global stock markets plunged,
Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer Revenue Bond
Index, a weekly average of
long-term municipal bond yields, to 5.26%.

Your Series rode the rally higher primarily because of its exposure to noncallable municipal bonds, which comprised 28% of the
Series' total
investments in August 1998. Our belief that bond prices were headed higher
(and interest rates lower) led us to buy noncallable bonds. They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall. Some of our noncallable bonds were also zero coupon bonds, which gained nicely because they typically trade at deep discounts to their maturity values.

A Shot In The Arm.
Some state and local governments lowered borrowing costs by prerefunding or arranging for the early retirement of bonds that carry high interest rates.
The high interest-rate bonds soared in value since they effectively became backed by the full faith and credit of the U.S.
government and had shorter
maturities as a result of being prerefunded. Several of our bonds were prerefunded, bringing the tally to 21% of the Series' total investments in
August 1998. This provided a shot in the arm to Series returns because the prerefunded bonds appreciated.

We also increased our holdings of lower investment-grade bonds, such as those of hospitals and industrial development facilities, to
19% of the Series'
total investments as of August 1998 from 14% in the same month last year.
These bonds, which offered solid yields, provided another shot in the arm to Series returns.

        Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
            (GRAPH)

Five Largest
Issuers.
5.8%  Michigan State Hospital
      Finance Authority Rev.,
      Hosp. Genesys Hlth. Sys.
4.9%  Lincoln Park School Dist.
4.3%  Wyandotte Electric
      Revenue
4.1%  Michigan State Hospital
      Finance Authority Rev.,
      Bay Medical Center
4.0%  Monroe County Pollution
      Control Revenue
Expressed as a percentage of net assetsas of 8/31/98.

Looking Ahead.
-------------------------------------------------
Should U.S. economic growth continue to moderate, inflation remain low and global stock markets stay volatile, we believe strong investor demand for
Treasuries could push bond prices even higher. The federal funds rate (the rate banks charge each other to borrow money overnight) was lowered twice by a quarter percentage point to 5.00% in an attempt to sustain U.S. economic growth and counter any pullback in lending that might follow the near collapse of a major hedge fund. But because two rate cuts may not be enough, we expect further reductions in the overnight bank lending rate.

President's Letter
September 25, 1998
----------------------------------------------------
---
------------------------
(PHOTO)
                             Guarding Against
Uncertainty.
Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of sell-offs that may signal an end to the eight-year run of double-digit returns to investors.

Amid this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of U.S. debt securities -- especially Treasuries. The
U.S.
economy remains strong,
with steady growth and low inflation. How long these trends will hold, no one knows.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do.
Although past performance may
not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms, President
Prudential Investments
                                             2

Portfolio of Investments as               PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1998                        MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
LONG-TERM INVESTMENTS--97.9%
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Avondale Sch. Dist.,
   Oakland Cnty., Gen. Oblig., A.M.B.A.C.
Aaa               5.75%       5/01/14   $    665
$
719,603
   Oakland Cnty., Gen. Oblig., A.M.B.A.C.
Aaa               5.80        5/01/15        525
567,782
   Oakland Cnty., Gen. Oblig., A.M.B.A.C.
Aaa               5.80        5/01/16        550
592,785
Brandon Sch. Dist. Gen. Oblig., Oakland & Lapeer
Cnty.,
   F.G.I.C.
Aaa               5.875       5/01/26      1,310 (d)
1,471,156
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig.,
M.B.I.A.
Aaa               6.30        5/01/15        250
272,750
Detroit Downtown Dev. Ser. A, A.M.B.A.C.
Aaa               5.75        7/15/15      1,000
1,075,240
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. 1991-
A,
   F.S.A., A.M.T.
Aaa               6.875       5/01/09        920
994,713
Detroit Swr. Disp. Rev., Ser. 1993-A, F.G.I.C.
Aaa               7.618       7/01/23      1,000 (e)
1,097,500
Detroit Wtr. Supply Sys. Rev., Ser. B, M.B.I.A.
Aaa               5.55        7/01/12      1,000
1,092,070
Dexter Cnty. Sch. Dist. Gen. Oblig., F.G.I.C.
Aaa               5.10        5/01/28      2,000
2,068,460
Dickinson Cnty. Mem. Hosp. Sys. Rev.
Ba1               8.00       11/01/14      1,000
1,141,190
Grand Rapids San. Swr. Sys. Impt. & Rev.
Aa3               7.00        1/01/16        500
531,170
Guam Pwr. Auth. Rev., Ser. 1994
BBB(c)            6.625      10/01/14      1,000
1,113,040
Hillsdale Hosp. Fin. Auth. Rev., Cnty. Hlth. Cntr.
BBB-(c)           5.25        5/15/26      1,000
966,640
Holland Sch. Dist., Gen. Oblig., A.M.B.A.C.
Aaa             Zero          5/01/15      2,400
1,060,656
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.
Aaa             Zero          5/01/10      3,500
2,047,185
Kalamazoo Econ. Dev. Corp. Rev., Friendship Village,
Ltd.
   Oblig.
BBB(c)            6.125       5/15/17      1,000
1,064,130
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med.
Ctr.,
   Ser. A
A2                7.25        7/01/05        500
525,120
Lincoln Park Sch. Dist.,
   F.G.I.C.
Aaa               7.00        5/01/20      1,500 (d)
1,794,570
   F.G.I.C.
Aaa               5.90        5/01/26        750 (d)
843,488
Michigan Higher Ed. Student Loan Auth. Rev., Ser.
XIII-
A,
   M.B.I.A., A.M.T
Aaa               7.55       10/01/08        345
368,667
Michigan Municipal Bond Auth. Rev., A.M.B.A.C.
Aaa             Zero          5/01/19      2,000
722,200
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A
A3                8.25        7/01/12      2,000
2,188,840
   Hosp. Genesys Hlth. Sys.
Baa2              5.50       10/01/27      1,250
1,256,638
   Hosp. Genesys Hlth. Sys.
Baa2              8.125      10/01/21      1,000 (d)
1,259,520
   Hosp. Genesys Hlth. Sys.
Baa2              7.50       10/01/27        500 (d)
603,230
   Presbyterian Village
NR                6.375       1/01/25        800
860,096
Michigan St. Hsg. Cert. Lease Rev.
Aaa             Zero          8/15/24      4,000
1,080,440
Michigan St. Hsg. Dev. Auth. Rev.,
   Multi-family Mtge. Insured Hsg., Ser. A, A.M.T.
AA(c)             7.15        4/01/10        500
538,665
   Multi-family Mtge. Insured Hsg., Ser. A, A.M.T.
AA(c)             7.70        4/01/23        500
535,440
   Sngl. Fam. Mtge., Ser. A
AA+(c)            7.70       12/01/16        210
215,531
Michigan St. Strategic Fund Ltd. Oblig. Rev.,
   NSF Proj., Ser. A
A1                5.75        8/01/19      1,000
1,051,710
   Waste Mgmt. Inc. Proj., A.M.T.
Baa1              6.625      12/01/12      1,500
1,630,920
   Worthington Armstrong Venture, A.M.T.
A-(c)             5.75       10/01/22      1,000
1,065,010
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co.
Proj.
1,
   F.G.I.C., A.M.T.
Aaa               7.65        9/01/20      2,000
2,168,260

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as               PRUDENTIAL
MUNICIPAL SERIES FUND
of August 31, 1998                        MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A
Aaa               5.00%       2/01/22   $    520
$
513,615
   M.B.I.A
Aaa               4.00        2/01/23        550
470,844
   M.B.I.A
Aaa               4.00        2/01/24        585
499,075
Oak Park,
   Gen. Oblig., A.M.B.A.C.
Aaa               7.00        5/01/11        375 (d)
420,585
   Gen. Oblig., A.M.B.A.C.
Aaa               7.00        5/01/12        400 (d)
448,624
Parchment Sch. Dist., M.B.I.A.
Aaa               5.00        5/01/25      1,000
1,010,260
Posen Cons. Sch. Dist., No. 9, M.B.I.A.
Aaa               6.75        5/01/22      1,000 (d)
1,134,820
Puerto Rico Commonwlth., Hwy. Auth. Rev., Ser. Q
AAA(c)            7.75        7/01/16      1,000 (d)
1,091,270
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N
Baa1              7.125       7/01/14        920
960,029
Redford Union Sch. Dist. No.1 Ref, A.M.B.A.C.
Aaa               5.50        5/01/14      1,155
1,259,250
Rochester Cmnty. Sch. Dist., Gen. Oblig., M.B.I.A.
Aaa               5.00        5/01/19      1,500
1,531,035
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA
Township,
   A.M.B.A.C.
Aaa               5.25        7/01/15      1,000
1,034,930
Tawas City Hosp. Fin. Auth. Ref., St. Joseph Hlth.
Sys.,
   Ser. A
NR                5.75        2/15/23      1,000
1,012,190
Virgin Islands Pub. Fin. Auth. Rev., Ser. E
NR                6.00       10/01/22        500
521,830
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev.,
Ser.
A        NR                7.40        7/01/11
460 (d)     506,290
Wayne Cnty. Bldg. Auth., Ser. A
Baa2              8.00        3/01/17      1,250 (d)
1,435,775
Wyandotte Elec. Rev., M.B.I.A.
Aaa               6.25       10/01/08      2,000
2,314,520

-----------
Total long-term investments (cost $47,710,566)
52,749,357

-----------
SHORT-TERM INVESTMENTS--0.7%
Midland Cnty. Econ. Dev. Auth., Dow Chemical Co.
Proj.,
   Ser. 93A, F.R.D.D. (cost $400,000)
P-1               3.40        9/01/98        400
400,000

-----------
Total Investments--98.6%
(cost $48,110,566; Note 4)
53,149,357
Other assets in excess of liabilities--1.4%
719,885

-----------
Net Assets--100%
$53,869,242

-----------

-----------

---------------
(a) The following abbreviations are used in
portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the
maturity date of Floating Rate
    Damand Notes is considered to be the later of
the
next date on which the
    security can be redeemed at par, or the next
date
on which the date of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash
and/or direct U.S.
guaranteed obligations.
(e) Inverse floating rate bond. The coupon is
inversely
indexed to a floating
interest rate. The rate shown is the rate at year-
end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information
contains a description of
Moody's and Standard & Poor's ratings.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     4

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------

Assets
August 31, 1998
Investments, at value (cost
$48,110,566)........................................
 ...
 ........................      $   53,149,357
Cash................................................
 ...
 ....................................................
34,681
Interest
receivable..........................................
 ...
 ...........................................
818,849
Receivable for Series shares
sold................................................
 ...
 .......................               7,928
Other
assets..............................................
 ...
 ..............................................
1,492

---------------
   Total
assets..............................................
 ...
 ...........................................
54,012,307

---------------
Liabilities
Accrued
expenses............................................
 ...
 ............................................
49,410
Dividends
payable.............................................
 ...
 ..........................................
41,548
Management fee
payable.............................................
 ...
 .....................................
22,853
Payable for Series shares
reacquired..........................................
 ...
 ..........................              13,735
Distribution fee
payable.............................................
 ...
 ...................................
11,392
Deferred trustee's
fees................................................
 ...
 .................................
4,127

---------------
   Total
liabilities.........................................
 ...
 ...........................................
143,065

---------------
Net
Assets..............................................
 ...
 ................................................
$
53,869,242

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.................................................
 ...
 ...............      $       43,558
   Paid-in capital in excess of
par.................................................
 ...
 ....................          47,913,134

---------------

47,956,692
   Accumulated net realized gain on
investments.........................................
 ...
 ................             873,759
   Net unrealized appreciation on
investments.........................................
 ...
 ..................           5,038,791

---------------
Net assets, August 31,
1998................................................
 ...
 .............................      $   53,869,242

---------------

---------------
Class A:
   Net asset value and redemption price per share
      ($30,247,979 / 2,445,211 shares of beneficial
interest issued and
outstanding).......................
$12.37
   Maximum sales charge (3% of offering
price)..............................................
 ...
 ............                 .38

---------------
   Maximum offering price to
public..............................................
 ...
 .......................              $12.75

---------------

---------------
Class B:
   Net asset value, offering price and redemption
price
per share
      ($23,084,856 / 1,867,219 shares of beneficial
interest issued and
outstanding).......................
$12.36

---------------

---------------
Class C:
   Net asset value, offering price and redemption
price
per share
      ($536,407 / 43,389 shares of beneficial
interest
issued and outstanding).............................
$12.36

---------------

---------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Operations
----------------------------------------------------
---
-----

Year
Ended
Net Investment Income
August
31, 1998
Income
   Interest.................................     $
3,269,122
                                               -----
---
-------
Expenses
   Management fee...........................
280,830
   Distribution fee--Class A................
30,330
   Distribution fee--Class B................
125,802
   Distribution fee--Class C................
3,140
   Custodian's fees and expenses............
69,000
   Transfer agent's fees and expenses.......
44,000
   Reports to shareholders..................
24,000
   Registration fees........................
12,000
   Legal fees and expenses..................
12,000
   Audit fee and expenses...................
10,000
   Trustees' fees and expenses..............
4,000
   Miscellaneous............................
5,404
                                               -----
---
-------
      Total expenses........................
620,506
      Less: Custodian fee credit (Note 1)...
(1,109)
                                               -----
---
-------
      Net expenses..........................
619,397
                                               -----
---
-------
Net investment income.......................
2,649,725
                                               -----
---
-------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................
1,177,382
   Financial futures transactions...........
(117,950)
                                               -----
---
-------

1,059,432
Net change in unrealized appreciation on
   investments..............................
948,267
                                               -----
---
-------
Net gain on investments.....................
2,007,699
                                               -----
---
-------
Net Increase in Net Assets
Resulting from Operations...................     $
4,657,424
                                               -----
---
-------
                                               -----
---
-------

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Changes in Net Assets
----------------------------------------------------
---
-----

Increase (Decrease)                     Year Ended
August 31
in Net Assets                           1998
1997
Operations
   Net investment income..........  $  2,649,725
$
2,983,196
   Net realized gain on investment
      transactions................     1,059,432
345,600
   Net change in unrealized
      appreciation of
      investments.................       948,267
1,386,469
                                    ------------
---
---------
   Net increase in net assets
      resulting from operations...     4,657,424
4,715,265
                                    ------------
---
---------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (1,486,482)
(1,511,057)
      Class B.....................    (1,145,167)
(1,464,990)
      Class C.....................       (18,076)
(7,149)
                                    ------------
---
---------
                                      (2,649,725)
(2,983,196)
                                    ------------
---
---------
   Distributions in excess of net
      investment income
      Class A.....................        (2,538)
(5,093)
      Class B.....................        (2,130)
(5,425)
      Class C.....................           (33)
(19)
                                    ------------
---
---------
                                          (4,701)
(10,537)
                                    ------------
---
---------
   Distributions from net realized
      gains
      Class A.....................      (182,721)
(101,868)
      Class B.....................      (153,367)
(108,497)
      Class C.....................        (2,420)
(387)
                                    ------------
---
---------
                                        (338,508)
(210,752)
                                    ------------
---
---------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................     3,056,030
1,545,990
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     1,800,347
1,945,329
   Cost of shares reacquired......   (10,534,898)
(10,932,206)
                                    ------------
---
---------
   Net decrease in net assets from
      Series share transactions...    (5,678,521)
(7,440,887)
                                    ------------
---
---------
Total decrease....................    (4,014,031)
(5,930,107)
Net Assets
Beginning of year.................    57,883,273
63,813,380
                                    ------------
---
---------
End of year.......................  $ 53,869,242
$
57,883,273
                                    ------------
---
---------
                                    ------------
---
---------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     6

                                          PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements             MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------
Prudential Municipal Series Fund (the 'Fund') is
registered under the Investment
Company Act of 1940, as an open-end investment
company.
The Fund was organized
as a Massachusetts business trust on May 18, 1984
and
consists of 13 series. The
monies of each series are invested in separate,
independently managed
portfolios. The Michigan Series (the 'Series')
commenced investment operations
in September, 1984. The Series is diversified and
seeks
to achieve its
investment objective of obtaining the maximum amount
of
income exempt from
federal and applicable state income taxes with the
minimum of risk by investing
in 'investment grade' tax-exempt securities whose
ratings are within the four
highest ratings categories by a nationally
recognized
statistical rating
organization or, if not rated, are of comparable
quality. The ability of the
issuers of the securities held by the Series to meet
their obligations may be
affected by economic or political developments in a
specific state, industry or
region.
----------------------------------------------------
---
-----
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its
financial statements.
Securities Valuations: The Fund values municipal
securities (including
commitments to purchase such securities on a 'when-
issued' basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers,
market transactions in
comparable securities and various relationships
between
securities in
determining values. If market quotations are not
readily available from such
pricing service, a security is valued at its fair
value
as determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60
days
are valued at current
market quotations. Short-term securities which
mature
in 60 days or less are
valued at amortized cost.
All securities are valued as of 4:15 p.m., New York
time.
Financial Futures Contracts: A financial futures
contract is an agreement to
purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an
amount of cash and/or other
assets equal to a certain percentage of the contract
amount. This amount is
known as the 'initial margin.' Subsequent payments,
known as 'variation margin,'
are made or received by the Series each day,
depending
on the daily fluctuations
in the value of the underlying security. Such
variation
margin is recorded for
financial statement purposes on a daily basis as
unrealized gain or loss. When
the contract expires or is closed, the gain or loss
is
realized and is presented
in the statement of operations as net realized gain
(loss) on financial futures
contracts.
The Series invests in financial futures contracts in
order to hedge its existing
portfolio securities, or securities the Series
intends
to purchase, against
fluctuations in value caused by changes in
prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not
achieve the anticipated
benefits of the financial futures contracts and may
realize a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and
the
underlying hedged assets.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses
on sales of securities are
calculated on the identified cost basis. Interest
income is recorded on the
accrual basis. The Series amortizes premiums and
accretes original issue
discount on portfolio securities as adjustments to
interest income. Expenses are
recorded on the accrual basis which may require the
use
of certain estimates by
management.
Net investment income (other than distribution fees)
and unrealized and realized
gains or losses are allocated daily to each class of
shares based upon the
relative proportion of net assets of each class at
the
beginning of the day.
Reclassification of Capital Accounts: The Fund
accounts
and reports for
distributions to shareholders in accordance with
Statement of Position 93-2:
Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies. The
effect of applying this statement for the fiscal
year
ended August 31, 1998 was
to increase undistributed net investment income and
decrease accumulated net
realized gain by $4,701 due to the sale of
securities
purchased with market
discount. Net investment income, net realized gains
and
net assets were not
affected by this change.
Federal Income Taxes: For federal income tax
purposes,
each series in the Fund
is treated as a separate taxpaying entity. It is the
intent of the Series to
meet the requirements of the Internal Revenue Code
applicable to regulated
investment companies and to distribute all of its
net
income to shareholders.
For this reason, no federal income tax provision is
required.
Dividends and Distributions: The Series declares
daily
dividends from net
investment income. Payment of dividends is made
monthly. Distributions of net
capital gains, if any, are made annually.
----------------------------------------------------
---
-------------------------

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements              MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------
Income distributions and capital gain distributions
are
determined in accordance
with income tax regulations which may differ from
generally accepted accounting
principles.
----------------------------------------------------
---
-----
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement
with The Prudential
Investment Corporation ('PIC'). PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays
for the services of PIC,
the cost of compensation of officers of the Fund,
occupancy and certain clerical
and bookkeeping costs of the Fund. The Fund bears
all
other costs and expenses.
The management fee paid PIFM is computed daily and
payable monthly, at an annual
rate of .50 of 1% of the average daily net assets of
the Series.
The Fund had a distribution agreement with
Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class
A,
Class B and Class C
shares of the Fund through May 31, 1998. Prudential
Investment Management
Services LLC ('PIMS') became the distributor of the
Fund effective June 1, 1998
and is serving the Fund under the same terms and
conditions as under the
arrangement with PSI. The Fund compensated PSI and
PIMS
for distributing and
servicing the Fund's Class A, Class B, Class C
shares
pursuant to the plans of
distribution (the 'Class A, B and C Plans'),
regardless
of expenses actually
incurred by them. The distribution fees are accrued
daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund
compensates PIMS for
distribution-related activities at an annual rate of
up
to .30 of 1%, .50 of 1%
and 1% of the average daily net assets of the Class
A,
B and C shares,
respectively. Such expenses under the Plans were .10
of
1%, .50 of 1% and .74 of
1% of the average daily net assets of the Class A, B
and C shares, respectively,
for the period September 1, 1997 through August 26,
1998. Effective August 27,
1998 such expenses under the Plans were .10 of 1%,
 .10
of 1% and .25 of 1% of
the average daily net assets of the Class A, B and C
shares, respectively.
PSI and PIMS have advised the Series that they
received
approximately $12,700 in
front-end sales charges resulting from sales of
Class A
shares during the fiscal
year ended August 31, 1998. From these fees, PSI
paid
such sales charges to
affiliated broker-dealers, which in turn paid
commissions to salespersons and
incurred other distribution costs.
PSI and PIMS have advised the Series that for the
fiscal year ended August 31,
1998, they received approximately $29,500 in
contingent
deferred sales charges
imposed upon certain redemptions by Class B
shareholders.
PIFM, PIMS and PIC are indirect, wholly owned
subsidiaries of The Prudential
Insurance Company of America.
The Series, along with other affiliated registered
investment companies (the
'Funds'), has a credit agreement (the 'Agreement')
with
an unaffiliated lender.
The maximum commitment under the Agreement is
$200,000,000. Interest on any such
borrowings outstanding will be at market rates. The
purpose of the Agreement is
to serve as an alternative source of funding for
capital share redemptions. The
Series has not borrowed any amounts pursuant to the
Agreement during the year
ended August 31, 1998. The Funds pay a commitment
fee
at an annual rate of .055
of 1% on the unused portion of the credit facility.
The
commitment fee is
accrued and paid quarterly on a pro rata basis by
the
Funds. The agreement
expired on December 30, 1997 and has been extended
through December 29, 1998
under the same terms.
----------------------------------------------------
---
-----
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly
owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the
fiscal
year ended August 31,
1998, the Series incurred fees of approximately
$30,400
for the services of
PMFS. As of August 31, 1998, approximately $2,000 of
such fees were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to nonaffiliates.
----------------------------------------------------
---
-----
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the
Series, excluding short-term
investments, for the fiscal year ended August 31,
1998
were $15,719,905 and
$21,461,391, respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1998
was substantially the same as for financial
reporting
purposes and accordingly,
net and gross unrealized appreciation for federal
income tax purposes was
$5,038,791 (gross unrealized appreciation--
$5,038,791).
----------------------------------------------------
---
-----
Note 5. Capital
The Series offers Class A, Class B and Class C
shares.
Class A shares are sold
with a front-end sales charge of up to 3%. Class B
shares are sold with a
contingent deferred sales charge which declines from
5%
to zero depending on the
period of time the shares are held. Class C shares
are
sold with a contingent
deferred sales charge of 1% during the first year.
Class B shares will
automatically convert to Class A shares on a
quarterly
----------------------------------------------------
---
-------------------------
                                          PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements             MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------
basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase
Class A shares at net
asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1998 and
August 31, 1997 were as
follows:

Class A                                 Shares
Amount
------------------------------------  ----------
---
---------
Year ended August 31, 1998:
Shares sold.........................     111,768
$
1,367,849
Shares issued in reinvestment of
  dividends and distributions.......      86,422
1,054,926
Shares reacquired...................    (482,214)
(5,880,487)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (284,024)
(3,457,712)
Shares issued upon conversion from
  Class B...........................     250,113
3,055,191
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................     (33,911)
$
(402,521)
                                      ----------
---
---------
                                      ----------
---
---------
Year ended August 31, 1997:
Shares sold.........................      10,493
$
124,433
Shares issued in reinvestment of
  dividends and distributions.......      85,984
1,021,115
Shares reacquired...................    (444,372)
(5,272,879)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (347,895)
(4,127,331)
Shares issued upon conversion from
  Class B...........................     375,039
4,454,862
                                      ----------
---
---------
Net increase in shares
  outstanding.......................      27,144
$
327,531
                                      ----------
---
---------
                                      ----------
---
---------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     120,982
$
1,475,181
Shares issued in reinvestment of
  dividends and distributions.......      59,594
726,835
Shares reacquired...................    (379,084)
(4,630,811)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (198,508)
(2,428,795)
Shares reacquired upon conversion
  into Class A......................    (250,318)
(3,055,191)
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................    (448,826)
$
(5,483,986)
                                      ----------
---
---------
                                      ----------
---
---------
Class B                                 Shares
Amount
------------------------------------  ----------
---
---------
Year ended August 31, 1997:
Shares sold.........................     102,845
$
1,219,555
Shares issued in reinvestment of
  dividends and distributions.......      77,395
918,312
Shares reacquired...................    (475,575)
(5,648,809)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (295,335)
(3,510,942)
Shares reacquired upon conversion
  into Class A......................    (375,355)
(4,454,862)
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................    (670,690)
$
(7,965,804)
                                      ----------
---
---------
                                      ----------
---
---------
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      17,517
$
213,000
Shares issued in reinvestment of
  dividends and distributions.......       1,523
18,586
Shares reacquired...................      (1,929)
(23,600)
                                      ----------
---
---------
Net increase in shares
  outstanding.......................      17,111
$
207,986
                                      ----------
---
---------
                                      ----------
---
---------
Year ended August 31, 1997:
Shares sold.........................      17,060
$
202,002
Shares issued in reinvestment of
  dividends and distributions.......         496
5,902
Shares reacquired...................        (880)
(10,518)
                                      ----------
---
---------
Net increase in shares
  outstanding.......................      16,676
$
197,386
                                      ----------
---
---------
                                      ----------
---
---------

----------------------------------------------------
---
-----
Note 6. Proposed Reorganization
On August 26, 1998, the Trustees of the Series
approved
an Agreement and Plan of
Reorganization (the 'Plan') which provides for the
transfer of all of the assets
of the Series to Prudential National Municipals
Fund,
Inc. (the 'National
Municipals Fund') in exchange for Class A shares of
National Municipals Fund and
the National Municipals Fund assumption of the
liabilities of the Series.
The Plan is subject to approval by the shareholders
of
the Series at a
shareholder meeting scheduled on or about December
3,
1998. If the Plan is
approved, it is expected that the reorganization
will
take place on or about
December 4, 1998. The Series and National Municipals
Fund will each bear their
pro rata share of the costs of the reorganization,
including cost of proxy
solicitation.
----------------------------------------------------
---
-------------------------

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                        MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------

Class A

----------------------------------------------------
--

Year Ended August 31,

----------------------------------------------------
--

1998        1997        1996        1995        1994

-------     -------     -------     -------     ----
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................
$ 12.01     $ 11.72     $ 11.89     $ 11.75
$12.51

-------     -------     -------     -------     ----
--
Income from investment operations
Net investment income...............................
 .60         .61(a)      .62(a)      .64(a)     .64
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .43         .33        (.02)        .17       (.69)

-------     -------     -------     -------     ----
--
   Total from investment operations.................
1.03         .94         .60         .81       (.05)

-------     -------     -------     -------     ----
--
Less distributions
Dividends from net investment income................
(.60)       (.61)       (.62)       (.64)      (.64)
Distributions in excess of net investment income....
--(c)       --(c)       --          --         --
Distributions from net realized gains...............
(.07)       (.04)       (.15)       (.03)      (.07)

-------     -------     -------     -------     ----
--
   Total distributions..............................
(.67)       (.65)       (.77)       (.67)      (.71)

-------     -------     -------     -------     ----
--
Net asset value, end of year........................
$ 12.37     $ 12.01     $ 11.72     $ 11.89
$11.75

-------     -------     -------     -------     ----
--

-------     -------     -------     -------     ----
--
TOTAL RETURN(b):....................................
8.81%       8.18%       5.07%       7.13%
(0.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................
$30,248     $29,772     $28,730     $27,024
$4,706
Average net assets (000)............................
$30,330     $29,737     $27,978     $16,932
$4,505
Ratios to average net assets:
   Expenses, including distribution fees............
 .92%        .91%(a)     .91%(a)    1.02%(a)    .91%
   Expenses, excluding distribution fees............
 .82%        .81%(a)     .81%(a)     .92%(a)    .81%
   Net investment income............................
4.90%       5.08%(a)    5.18%(a)    5.31%(a)   5.27%
For Class A, B and C shares:
   Portfolio turnover rate..........................
29%         20%         36%         33%        12%

---------------
(a)  Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     10

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                       MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------

Class B

----------------------------------------------------
---
-

Year Ended August 31,

----------------------------------------------------
---
-

1998        1997        1996        1995        1994

--------     -------     -------     -------     ---
---
-
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................
$  12.00     $ 11.71     $ 11.88     $ 11.75     $
12.51

--------     -------     -------     -------     ---
---
-
Income from investment operations
Net investment income...............................
 .55         .56(a)      .57(a)      .59(a)      .59
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .43         .33        (.02)        .16        (.69)

--------     -------     -------     -------     ---
---
-
   Total from investment operations.................
 .98         .89         .55         .75        (.10)

--------     -------     -------     -------     ---
---
-
Less distributions
Dividends from net investment income................
(.55)       (.56)       (.57)       (.59)
(.59)
Distributions in excess of net investment income....
--(c)       --(c)       --          --          --
Distributions from net realized gains...............
(.07)       (.04)       (.15)       (.03)
(.07)

--------     -------     -------     -------     ---
---
-
   Total distributions..............................
(.62)       (.60)       (.72)       (.62)
(.66)

--------     -------     -------     -------     ---
---
-
Net asset value, end of year........................
$  12.36     $ 12.00     $ 11.71     $ 11.88     $
11.75

--------     -------     -------     -------     ---
---
-

--------     -------     -------     -------     ---
---
-
TOTAL RETURN(b):....................................
8.38%       7.76%       4.66%       6.60%
(0.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................
$23,085     $27,796     $34,971     $41,459
$70,112
Average net assets (000)............................
$25,412     $31,302     $39,052     $52,216
$72,095
Ratios to average net assets:
   Expenses, including distribution fees............
1.32%       1.31%(a)    1.31%(a)    1.37%(a)
1.31%
   Expenses, excluding distribution fees............
 .82%        .81%(a)     .81%(a)     .87%(a)     .81%
   Net investment income............................
4.50%       4.68%(a)    4.77%(a)    5.04%(a)
4.87%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     11

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                       MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------

Class C

----------------------------------------------------
---

August 1,

1994(e)

Year Ended August 31,                Through

----------------------------------------     August
31,

1998        1997       1996       1995         1994

-------     ------     ------     ------     -------
---
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................
$ 12.00     $11.71     $11.88     $11.75
$11.78

-------     ------     ------     ------        ----
-
Income from investment operations
Net investment income...............................
 .52        .53(a)     .54(a)     .56(a)       .04
Net realized and unrealized gain (loss) on
   investment transactions..........................
 .43        .33       (.02)       .16         (.03)

-------     ------     ------     ------        ----
-
   Total from investment operations.................
 .95        .86        .52        .72          .01

-------     ------     ------     ------        ----
-
Less distributions
Dividends from net investment income................
(.52)      (.53)      (.54)      (.56)        (.04)
Distributions in excess of net investment income....
--(c)      --(c)      --         --           --
Distributions from net realized gains...............
(.07)      (.04)      (.15)      (.03)          --

-------     ------     ------     ------        ----
-
   Total distributions..............................
(.59)      (.57)      (.69)      (.59)        (.04)

-------     ------     ------     ------        ----
-
Net asset value, end of period......................
$ 12.36     $12.00     $11.71     $11.88
$11.75

-------     ------     ------     ------        ----
-

-------     ------     ------     ------        ----
-
TOTAL RETURN(b):....................................
8.11%      7.49%      4.39%      6.29%        0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................
$536       $315       $112       $100
$200(f)
Average net assets (000)............................
$424       $161        $95        $61
$199(f)
Ratios to average net assets:
   Expenses, including distribution fees............
1.57%      1.56%(a)   1.56%(a)   1.68%(a)
2.15%(d)
   Expenses, excluding distribution fees............
 .82%       .81%(a)    .81%(a)    .93%(a)
1.39%(d)
   Net investment income............................
4.25%      4.43%(a)   4.53%(a)   4.66%(a)
4.56%(d)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less
than a full year are not
    annualized.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
(f) Figures are actual and not rounded to the
nearest
thousand.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     12

PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants
MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Michigan Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential
Municipal Series Fund,
Michigan Series (the 'Fund', one of the portfolios constituting Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, New York
October 21, 1998
----------------------------------------------------
---
-------------------------

PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)
MICHIGAN
SERIES
----------------------------------------------------
---
-------------------------
We are required by the Internal Revenue Code to
advise
you within 60 days of the
Series' fiscal year end (August 31, 1998) as to the
federal tax status of
dividends and distributions paid by the Series
during
such fiscal year.
Accordingly, we are advising you that in the fiscal
year ended August 31, 1998,
dividends paid from net investment income of $.60
per
Class A share, $.55 per
Class B share, and $.52 per Class C share were all
federally tax-exempt interest
dividends. In addition, the Series paid to Class A,
B
and C shares a special
taxable income distribution of $0.001 and a short-
term
capital gain distribution
of $0.014 which is taxable as ordinary income and a
long-term capital gain
distribution of $0.058 per share, which is taxable
at
the rate of 20%.
We wish to advise you that the corporate dividends
received deduction for the
Series is zero. Only funds that invest in U.S.
equity
securities are entitled to
pass-through a corporate dividends received
deduction.
In January 1999, you will be advised on IRS Form
1099
DIV or substitute 1099 DIV
as to the federal tax status of the distributions
received by you in calendar
year 1998.
----------------------------------------------------
---
-------------------------

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

----------------------------------------------------
---
------------------------
There's No Reward Without Risk; But Is This Risk
Worth
It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

----------------------------------------------------
---
------------------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

----------------------------------------------------
---
------------------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd
like to help. So we'll
use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual fund) can be
bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Comparing A $10,000 Investment.
-------------------------------------------------
Prudential Municipal Series Fund: Michigan Series vs. Lehman Brothers Municipal Bond Index.

// Prudential Muni Series Fund:
   Michigan Series

-- Lehman Brothers Municipal
   Bond Index

Class A
(GRAPH)

Class B
(GRAPH)

Class C
(GRAPH)

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes to the right of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with
SEC regulations. They
compare a $10,000 investment in the Prudential
Municipal Series Fund: Michigan
Series (Class A, B, and C shares) with a similar
investment in the Lehman
Brothers Municipal Bond Index (the Index) by
portraying
the initial account
values at the commencement of operations of Class A
and
C shares, and for 10
years for Class B shares, and subsequent account
values
at the end of each
fiscal year (August 31), as measured on a quarterly
basis, beginning in 1990
for Class A shares, 1988 for Class B shares, and
1994
for Class C shares. For
purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998; (c) all recurring fees
(including management
fees) were deducted; and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
This
conversion feature is
not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The
Index
is not the only one that
may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance.
Investors cannot invest
directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M671  MF120E
74435M689
74435M556

(ICON)

Prudential
Municipal
Series Fund
---------------------
New Jersey Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
New Jersey Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the
U.S. government. During the same period, your Prudential Municipal
Series Fund -- New Jersey Series Class A shares provided consistently attractive returns compared to the average fund tracked by Lipper
Analytical Services. We held a large position in noncallable tax-exempt bonds that bolstered the Series' performance. These bonds gained rapidly during the rally since they could not be retired early as interest rates declined.

Cumulative Total Returns1
As of 8/31/98
                  One          Five
Ten                Since
                  Year         Years
Years             Inception2
Class A           8.40%    30.06% (29.37)
N/A            89.11%  (85.77)
Class B           7.97     27.50  (26.82)    109.38%
(104.20)    115.72  (110.38)
Class C           7.70          N/A
N/A            28.56   (28.10)
Class Z           8.51          N/A
N/A                13.38
Lipper NJ Muni
Debt Fd. Avg.3    8.02         29.97
117.49               ***

Average Annual Total Returns1
As of 9/30/98
           One         Five            Ten
Since
           Year        Years          Years
Inception2
Class A    5.21%    4.77% (4.66)        N/A
7.41% (7.19)
Class B    3.03     4.83  (4.72)    7.59% (7.32)
7.68  (7.42)
Class C    6.76         N/A             N/A
6.56  (6.47)
Class Z    8.48         N/A             N/A
7.99

Distributions & Yields
As of 8/31/98

Taxable Equivalent Yield4
           Total Distributions    30-Day          At
Tax Rates Of
            Paid for 12 Mos.     SEC Yield       36%
39.6%
Class A          $0.55              3.86%
6.44%           6.83%
Class B          $0.52              3.59        5.99
6.35
Class C          $0.49              3.34        5.57
5.91
Class Z          $0.57              4.08        6.81
7.21
</TBALE>

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and
Lipper
Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The
Series charges a
maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1% and 1% for six years for Class B shares.
Class B
shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
Class C shares
have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B, 3/4/88;
Class C,
8/1/94; and Class Z, 12/6/96.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the New
Jersey
Municipal Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 90.63% for
Class A; 120.09%
for Class B; 32.15% for Class C; and 12.41% for
Class Z based on
all funds in each share class.

How Investments Compared.
    (As of 8/31/98)
       (GRAPH)

Source: Lipper Analytical Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have
received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This
investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Peter Allegrini & Scott Diamond, Fund Managers
(PHOTO)  (PHOTO)

Portfolio
Managers' Report

The Series' investment objective is to maximize current income that is exempt from New Jersey state and federal income taxes, consistent with the preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax
(AMT), however, because some of the Series' bonds may be AMT eligible. There can be no assurance that the Series will achieve its investment objective.

A Great Buy.
In August, some municipal bonds yielded nearly 95% as much as
U.S. Treasuries compared to the historical average of approximately 87%. Tax-exempt bonds cheapened relative to Treasuries partly because a huge supply of newly issued municipal bonds placed a drag on price increases.

Strategy Session.
Main Street Meets Moscow.
Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the reporting period. Investors had plenty to worry about. Thousands of Southeast Asian businesses failed, riots erupted in
Indonesia, and the Japanese economy, the second largest in the world, entered a recession. Meanwhile, Russian
President
Boris Yeltsin sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United
States,
where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in their wake.

Rising municipal bond prices could not keep pace with gains in
Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing
$146.4 billion
of long-term tax-exempt bonds in the first six months of 1998, a 51% increase over the same period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors, fleeing
Asian and
Russian markets, ignored municipal bonds because these investors do not benefit from the tax advantages.
Thus,
municipal bonds cheapened relative to Treasuries so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as Treasuries in late August, well above the historical average of roughly 87%.

       Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 8/31/98.
          (PIE CHART)

What Went Well.
Along For The Ride.

August was a good month for the municipal bond market as the Lehman Brothers Municipal Index rose 1.55%, the second best return in the past 13 months. As news from Russia grew more ominous, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer
Revenue Bond Index, a weekly average of long-term municipal bond yields, to 5.26%, just shy of the record low reached earlier in the year.

Your Series rode the rally higher in August primarily because we maintained its sizable exposure to noncallable municipal bonds, which comprised 39% of our total investments as August ended. Our belief that bond prices were headed higher (and interest rates lower) led us to stick with noncallable bonds.
They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall.

Some of our noncallable bonds were also zero coupon bonds, which gained sharply as prices climbed because they typically trade at deep discounts to their maturity value.

      Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
         (PIE CHART)

And Not So Well.
Regrets, We Had A Few.

We owned solid waste revenue bonds of the Union
County Utilities
Authority in New Jersey that carried a hefty 7.20% coupon and were scheduled to mature on June 15, 2014. However, recent court rulings deemed portions of the state law covering solid waste disposal to be unconstitutional. Much to our regret, this decision effectively hampered the Authority's ability to pay debt service so it retired its bonds this year, forcing us to reinvest proceeds at lower interest rates.


Five Largest Issuers.
6.6%    New Jersey Transportation Trust Fund
6.2%    Jersey City G.O.
4.0%    Puerto Rico Electric Power Authority
3.8%    Puerto Rico Telephone Authority
3.6%    Monmouth County Impvt. Authority Rev.,
        Howell Township Board of Education

Expressed as a percentage of net assets as of 8/31/98.

Looking Ahead.
We expect the municipal bond rally to stay on track as the global financial crisis slows the U.S. economic expansion.
In fact, the federal funds rate (the rate banks charge each other to borrow overnight) was lowered twice by a quarter of a percentage point to 5.00% to curb the impact of weak emerging economies on domestic economic growth.
However,
because the United States' economy will probably continue to lose steam, we believe the Federal Reserve will ease monetary policy again before the end of the year.

                         1

President's Letter
September 22, 1998

                      The Easy Way To Invest.

Dear Shareholder:

There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.

Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class B shares of the
Prudential Municipal Series Fund -- New Jersey
Series would
have grown $9,572 more if all dividends and capital gains were reinvested over a 10-year period ended August 31, 1998. (Our figures include the maximum deduction of applicable sales charges.)

Reinvestment of distributions cannot guarantee positive returns
(no investment strategy can) and individual results may vary.
However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain.
And here's
another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you?
That's a
decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer Service at 1-
800-225-1852.

Thank you for your confidence in Prudential mutual funds.

(GRAPH)

Sincerely,

Brian M. Storms, President
Prudential Investments

                         2

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY
SERIES
----------------------------------------------------
----------------------------


Moody's                                  Principal

Rating       Interest     Maturity       Amount
Value
Description (a)
(Unaudited)       Rate         Date          (000)
(Note 1)
----------------------------------------------------
----------------------------------------------------
----------------------
LONG-TERM INVESTMENTS--97.8%
----------------------------------------------------
----------------------------------------------------
----------------------
Atlantic City Mun. Utils. Auth. Rev., Wtr. Sys.
A(c)               7.75%     5/01/17       $  2,000
(f)     $
2,166,780
Bayshore Regl. Sewage Auth. Rev., M.B.I.A.
Aaa                5.50      4/01/12          3,000
3,236,190
Bergen Cnty., Utils. Auth., Wtr. Poll. Ctrl. Rev.,
   Ser. B, F.G.I.C.
Aaa                5.75      12/15/05         1,000
1,104,970
Camden Cnty. Mun. Utils. Auth. Ref., F.G.I.C.
Aaa                5.25      7/15/17          1,000
1,030,870
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   Atlantic Cnty. Elec. Co., M.B.I.A.
Aaa                6.80      3/01/21          2,615
3,285,303
East Orange Bd. of Ed. Cert.,
   Cap. Apprec., F.S.A.
Aaa               Zero       8/01/18          1,420
542,511
   Cap. Apprec., F.S.A.
Aaa               Zero       2/01/22          2,845
915,322
   Cap. Apprec., F.S.A.
Aaa               Zero       2/01/24          1,845
538,260
Edison Twnshp., Gen. Oblig., A.M.B.A.C.
Aaa                6.00      1/01/08          5,390
6,092,371
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.
Aaa                7.00      7/01/10          2,000
2,108,900
Hammonton, Gen. Oblig., A.M.B.A.C.
Aaa                6.85      8/15/03            500
564,430
Hammonton, Gen. Oblig., A.M.B.A.C.
Aaa                6.85      8/15/04            500
573,985
Hammonton, Gen. Oblig., A.M.B.A.C.
Aaa                6.85      8/15/05            500
582,140
Hoboken, F.S.A.
Aaa                4.90      8/01/08          1,700
1,778,795
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.
BBB(c)             7.10      1/01/20          2,050
2,092,025
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.
A+(c)              6.10      7/01/20          1,500
1,613,670
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa                6.60      6/01/04          1,020
1,153,039
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa                6.60      6/01/05            940
1,078,227
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa                6.60      6/01/10          1,600
1,914,592
Jackson Twnshp. Sch. Dist., F.G.I.C.
Aaa                6.60      6/01/11          1,600
1,922,464
Jersey City,
   Gen. Oblig., A.M.B.A.C.
Aaa                6.00      10/01/09         2,000
2,276,340
   Gen. Oblig., A.M.B.A.C.
Aaa                6.00      10/01/10         2,760
3,153,603
   Gen. Oblig., Ser. A
Aa3                6.25      10/01/12         3,080
3,577,974
   Gen. Oblig., Ser. A, F.S.A.
Aaa                9.25      5/15/04          4,310
5,416,593
Lakewood Twnshp., Gen. Oblig., F.G.I.C.
Aaa                6.60      12/01/04           450
513,302
Lakewood Twnshp., Gen. Oblig., F.G.I.C.
Aaa                6.60      12/01/05           445
513,828
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.
Aaa                7.625     1/01/12            400
519,096
Mercer Cnty. Impvt. Auth. Rev.
Aa1               Zero       4/01/06          2,500
1,806,575
Middle Twnshp. Sch. Dist., F.G.I.C.
Aaa                7.00      7/15/05          1,200
1,405,728
Middlesex Cnty. Certif. Part. Cap. Apprec., M.B.I.A.
Aaa               Zero       6/15/25          1,250
327,838
Middlesex Cnty. Utils. Auth. Sewer Rev. Ref., Ser.
   A, F.G.I.C.
Aaa                5.375     9/15/15          1,500
1,574,955
Millburn Twnshp. Sch. Dist., Brd. of Ed.
Aaa                5.35      7/15/13          1,140
1,235,144
Millburn Twnshp. Sch. Dist., Brd. of Ed.
Aaa                5.35      7/15/14          1,135
1,227,412
Millburn Twnshp. Sch. Dist., Brd. of Ed.
Aaa                5.35      7/15/16          1,150
1,233,858
Millburn Twnshp. Sch. Dist., Brd. of Ed.
Aaa                5.35      7/15/17          1,150
1,229,350

----------------------------------------------------
----------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Moody's                                  Principal

Rating       Interest     Maturity       Amount
Value
Description (a)
(Unaudited)       Rate         Date          (000)
(Note 1)
----------------------------------------------------
----------------------------------------------------
----------------------
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed.
AA+(c)             6.55%     7/01/12       $  4,065
(f)     $
4,519,589
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.
AAA(c)             6.50      7/15/04            765
862,033
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.
AAA(c)             6.50      7/15/05            820
936,776
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.
AAA(c)             6.50      7/15/06            875
1,009,295
   Howell Twnshp. Brd. of Ed., A.M.B.A.C.
AAA(c)             6.50      7/15/07            930
1,084,017
New Jersey Econ. Dev. Auth. Rev., Natural Gas Facs.,
   NUI Corp. Proj., M.B.I.A., A.M.T.
Aaa                5.70      6/01/32          3,000
3,180,420
New Jersey Econ. Dev. Auth. Rev.,
   Ed. Testing Service, Ser. A, M.B.I.A.
Aaa                5.90      5/15/15          2,000
2,176,680
   First Mtg. - Keswick Pines
NR                 5.75      1/01/24          2,250
2,278,035
   First Mtg. - The Evergreens
NR                 5.875     10/01/12         1,200
1,229,172
   First Mtg. - The Evergreens
NR                 5.875     12/01/27         2,200
2,226,862
   First Mtg. - The Evergreens
NR                 6.00      10/01/17         1,425
1,500,226
   First Mtg. - The Evergreens
NR                 6.00      10/01/22         1,400
1,468,754
   Kaplowski Rd. Landfill
NR                 6.375     4/01/31          2,000
2,000,020
   Nat'l. Assoc. of Accountants
NR                 7.50      7/01/01            675
710,950
   Nat'l. Assoc. of Accountants
NR                 7.65      7/01/09            950
1,016,671
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev., New
   Jersey American Wtr. Co., F.G.I.C., A.M.T.
Aaa                5.375     5/01/32          2,000
2,057,340
New Jersey Econ. Dev. Auth. Wtr. Facs., F.G.I.C.,
   A.M.T.
NR                 8.152(d)  11/01/29         5,000
5,774,450
New Jersey Econ. Dist., Heating & Cool., Trigen
   Trenton Proj.
BBB(c)             6.20      12/01/10           600
640,938
New Jersey Ed. Facs. Auth. Rev.,
   Fairleigh Dickinson Univ., Ser. G
NR                 5.70      7/01/28          1,750
(e)
1,744,855
   Felician College of Lodi, Ser. D
NR                 7.375     11/01/22         1,275
1,386,142
   Inst. Advanced Study, Ser. G
Aaa                5.00      7/01/28          3,000
3,009,060
   Princeton Theological, Ser. B
Aaa                5.90      7/01/26          4,500
4,918,545
   Seton Hall Univ. Proj., Ser. D
Baa1               7.00      7/01/21          2,000
2,153,940
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C
A3                 6.80      7/01/11          2,500
2,758,200
   Cap. Health Sys. Oblig. Grp.
Baa1               5.25      7/01/27          1,060
1,064,526
   East Orange Gen. Hosp., Ser. B
BBB+(c)            7.75      7/01/20          2,250
2,401,875
   Jersey Shore Med. Ctr., A.M.B.A.C.
Aaa                6.00      7/01/09          1,465
1,613,448
   Jersey Shore Med. Ctr., A.M.B.A.C.
Aaa                6.25      7/01/21          1,500
1,663,755
   Kensington Cmnty. Med. Ctr., M.B.I.A.
Aaa                7.00      7/01/20          3,450
3,690,983
   Rahway Hosp. Oblig. Grp.
Baa2               5.125     7/01/14          1,000
996,170
   St. Joseph's Hosp. & Med. Ctr., Ser. A
AAA(c)             5.70      7/01/11          4,375
4,751,906
New Jersey St. Hsg. & Mtge. Fin. Agcy.,
   Ser. D, M.B.I.A., A.M.T.
Aaa                7.70      10/01/29         2,855
(g)        2,969,514
   Rental Housing, Ser. B, A.M.T.
AA(c)              6.75      11/01/11         2,190
(g)
2,334,233
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen.
   Rev.
A1                 5.20      1/01/08          2,000
2,132,300
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen.
   Rev.
A1                 6.20      1/01/10          3,035
3,500,599

----------------------------------------------------
----------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Moody's                                  Principal

Rating       Interest     Maturity       Amount
Value
Description (a)
(Unaudited)       Rate         Date          (000)
(Note 1)
----------------------------------------------------
----------------------------------------------------
----------------------
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.
Aaa                6.50%     1/01/16       $    835
$
1,004,004
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.
Aaa                6.50      1/01/09          1,000
1,171,880
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.
Aaa                5.75      6/15/14          3,500
3,794,245
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. A, M.B.I.A.
Aaa                6.00      12/15/06         5,000
5,631,600
New Jersey St. Trans. Trust Fund Auth. Trans. Sys.,
   Ser. B, M.B.I.A.
Aaa                6.50      6/15/11          5,000
5,963,950
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.
AA(c)              6.80      6/15/06            350
410,400
   Brd. of Ed., Gen. Oblig.
AA(c)              6.80      6/15/07            350
415,649
   Gen. Oblig.
AA(c)              6.40      5/15/10            545
(f)          600,797
Northfield Brd. of Ed., F.S.A.
Aaa                5.375     7/15/14          1,390
1,472,371
Northfield Brd. of Ed., F.S.A.
Aaa                5.375     7/15/15          1,470
1,548,763
Ocean Cnty. Utils. Auth., Wastewater Rev.
Aa2                6.00      1/01/07          5,000
5,619,500
Paterson Cnty., F.S.A.
Aaa                6.50      2/15/05          2,000
2,188,120
Perth Amboy Brd. of Ed., M.B.I.A.
Aaa                5.25      8/01/19          1,500
1,538,175
Pohatcong Twnshp. Sch. Dist., F.S.A.
AAA(c)             5.20      7/15/22          1,960
2,066,840
Port Auth. New York & New Jersey,
   Ser. 94
A1                 5.80      12/01/13         2,500
2,697,200
   Ser. 96, F.G.I.C., A.M.T.
Aaa                6.60      10/01/23         2,750
3,065,893
Puerto Rico Commonwealth Hwy. Auth. Rev., Ser. R
Aaa                6.75      7/01/05          1,000
(f)
1,074,070
Puerto Rico Commonwealth Hwy. Auth. Rev., Ser. S
AAA(c)             6.50      7/01/22            750
(f)
832,148
Puerto Rico Commonwealth.,
   Gen. Oblig.
Baa1              Zero       7/01/15          2,250
986,288
   Gen. Oblig.
Baa1              Zero       7/01/16          2,500
1,041,650
Puerto Rico Elec. Pwr. Auth. Rev.,
   Ser. 94S, M.B.I.A.
Aaa                6.125     7/01/08          2,300
2,653,510
   Ser. 95X, M.B.I.A.
Aaa                6.00      7/01/12          3,295
3,664,369
   Ser. R
Baa1               6.25      7/01/17          2,800
(f)        3,072,440
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.,
   R.I.B.S.
Aaa                6.819(d)  1/25/07          7,875
8,731,406
Rutgers St. Univ. Rev., Ser. A
A1                 6.40      5/01/13          2,000
2,373,700
Salem Cnty. Indus. Poll. Ref., PSE & G Co., M.B.I.A.
Aaa                6.20      8/01/30          5,000
5,552,500
South River Sch. Dist., F.G.I.C.
Aaa                5.00      12/01/13         1,300
1,353,547
South River Sch. Dist., F.G.I.C.
Aaa                5.00      12/01/14         1,300
1,349,894
South River Sch. Dist., F.G.I.C.
Aaa                5.00      12/01/15         1,230
1,270,393
Sparta Twnshp. Brd. of Ed., M.B.I.A.
Aaa                5.75      9/01/14          1,000
1,081,110
Union City Sch. Impvt., F.S.A.
Aaa                6.375     11/01/08         1,545
1,808,067
Union Cnty. Impvt. Auth. Rev.,
   Plainfield Brd. of Ed., F.G.I.C.
Aaa                6.25      8/01/14          1,175
1,326,963
   Plainfield Brd. of Ed., F.G.I.C.
Aaa                6.25      8/01/15          1,250
1,406,762
   Plainfield Brd. of Ed., F.G.I.C.
Aaa                6.25      8/01/16          1,330
1,491,608
   Plainfield Brd. of Ed., F.G.I.C.
Aaa                6.25      8/01/17          1,415
1,583,640

----------------------------------------------------
----------------------------
See Notes to Financial Statements.     5

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Moody's                                  Principal

Rating       Interest     Maturity       Amount
Value
Description (a)
(Unaudited)       Rate         Date          (000)
(Note 1)
----------------------------------------------------
----------------------------------------------------
----------------------
Virgin Islands Pub. Fin. Auth. Rev., Ser. E
NR                 6.00%     10/01/22      $  1,750
$
1,826,405
West Windsor Plainsboro Regional Sch. Dist.,
   F.G.I.C.
Aaa                5.50      12/01/13         2,600
2,786,628
West Windsor Plainsboro Regional Sch. Dist.,
   F.G.I.C.
Aaa                5.50      12/01/14         2,700
2,885,382

------------
Total long-term investments
   (cost $209,810,537)
227,410,586

------------
SHORT-TERM INVESTMENTS--1.7%
Port Auth. New York & New Jersey,
   Ser. 3, F.R.D.D.
VMIG1            3.35        9/01/98          3,000
3,000,000
   Spec. Oblig. Rev., Ser. 2, F.R.D.D.
VMIG1            3.20        9/01/98          1,000
1,000,000

------------
Total short-term investments
   (cost $4,000,000)
4,000,000

------------
Total Investments--99.5%
(cost $213,810,537; Note 4)
231,410,586
Other assets in excess of liabilities--0.5%
1,225,187

------------
Net Assets--100%
$232,635,773

------------

------------

---------------
(a) The following abbreviations are used in
portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
     A.M.T.--Alternative Minimum Tax.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note
(b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
     R.I.B.S.--Residual Interest Bonds.
(b) For purposes of amortized cost valuation, the
maturity date of Floating Rate
    Demand Notes is considered to be the later of
the next date on which the
    security can be redeemed at par, or the next
date on which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is
inversely indexed to a floating
interest rate. The rate shown is the rate at period
end.
(e) Represents a when-issued security.
(f) Prerefunded issues are secured by escrowed cash
and/or direct U.S.
guaranteed obligations.
(g) All or partial principal amount segregated as
collateral for when-issued
    security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information contains a description of
Moody's and Standard & Poor's ratings.
----------------------------------------------------
----------------------------
See Notes to Financial Statements.     6

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities      NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Assets
August 31, 1998
Investments, at value (cost
$213,810,537).......................................
 ..........................       $ 231,410,586
Cash................................................
 ....................................................
 ..             155,370
Interest
receivable..........................................
 .............................................
2,751,492
Receivable for Series shares
sold................................................
 .........................             711,699
Prepaid expenses and other
assets..............................................
 ...........................               6,444

---------------
   Total
assets..............................................
 .............................................
235,035,591

---------------
Liabilities
Payable for investments
purchased...........................................
 ..............................           1,728,738
Payable for Series shares
reacquired..........................................
 ............................             295,438
Dividends
payable.............................................
 ............................................
157,769
Management fee
payable.............................................
 .......................................
97,682
Distribution fee
payable.............................................
 .....................................
59,430
Accrued expenses and other
liabilities.........................................
 ...........................              56,634
Deferred trustees'
fees................................................
 ...................................
4,127

---------------
   Total
liabilities.........................................
 .............................................
2,399,818

---------------
Net
Assets..............................................
 ..................................................
$ 232,635,773

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.................................................
 .................       $     205,704
   Paid-in capital in excess of
par.................................................
 ......................         213,430,179

---------------

213,635,883
   Undistributed net realized gain on
investments.........................................
 ................           1,399,841
   Net unrealized appreciation on
investments.........................................
 ....................          17,600,049

---------------
Net assets, August 31,
1998................................................
 ...............................       $ 232,635,773

---------------

---------------
Class A:
   Net asset value and redemption price per share
      ($114,090,005 / 10,089,287 shares of
beneficial interest issued and
outstanding)....................
$11.31
   Maximum sales charge (3% of offering
price)..............................................
 ..............                 .35

---------------
   Maximum offering price to
public..............................................
 .........................              $11.66

---------------

---------------
Class B:
   Net asset value, offering price and redemption
price per share
      ($117,099,331 / 10,353,243 shares of
beneficial interest issued and
outstanding)....................
$11.31

---------------

---------------
Class C:
   Net asset value, offering price and redemption
price per share
      ($1,354,320 / 119,738 shares of beneficial
interest issued and
outstanding).........................
$11.31

---------------

---------------
Class Z:
   Net asset value, offering price and redemption
price per share
      ($92,117 / 8,134 shares of beneficial interest
issued and
outstanding)..............................
$11.32

---------------

---------------

----------------------------------------------------
----------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
----------------------------------------------------
--------

Year Ended
Net Investment Income
August 31, 1998
Income
   Interest...................................
$13,193,189
                                                 ---
------------
Expenses
   Management fee.............................
1,184,566
   Distribution fee--Class A..................
107,206
   Distribution fee--Class B..................
641,910
   Distribution fee--Class C..................
9,552
   Transfer agent's fees and expenses.........
100,000
   Custodian's fees and expenses..............
85,000
   Reports to shareholders....................
32,000
   Registration fees..........................
16,000
   Legal fees and expenses....................
12,000
   Audit fees and expenses....................
10,000
   Trustees' fees and expenses................
4,000
   Miscellaneous..............................
10,728
                                                 ---
------------
      Total expenses..........................
2,212,962
   Less: Custodian fee credit.................
(5,578)
                                                 ---
------------
      Net expenses............................
2,207,384
                                                 ---
------------
Net investment income.........................
10,985,805
                                                 ---
------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................
2,304,440
   Financial futures transactions.............
(446,310)
                                                 ---
------------

1,858,130
                                                 ---
------------
Net change in unrealized appreciation on:
   Investments................................
5,772,504
                                                 ---
------------
Net gain on investments.......................
7,630,634
                                                 ---
------------
Net Increase in Net Assets
Resulting from Operations.....................
$18,616,439
                                                 ---
------------
                                                 ---
------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
----------------------------------------------------
--------

Increase (Decrease)                      Year Ended
August 31,
in Net Assets                            1998
1997
Operations
   Net investment income..........   $  10,985,805
$ 12,101,176
   Net realized gain (loss) on
      investment transactions.....       1,858,130
(16,231)
   Net change in unrealized
      appreciation on
      investments.................       5,772,504
6,768,682
                                    ---------------
------------
   Net increase in net assets
      resulting from operations...      18,616,439
18,853,627
                                    ---------------
------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.....................      (5,204,226)
(4,494,423)
      Class B.....................      (5,725,488)
(7,523,352)
      Class C.....................         (53,562)
(83,049)
      Class Z.....................          (2,529)
(352)
                                    ---------------
------------
                                       (10,985,805)
(12,101,176)
                                    ---------------
------------
   Distributions in excess of net
      investment income
      Class A.....................              --
(16,287)
      Class B.....................              --
(30,435)
      Class C.....................              --
(359)
      Class Z.....................              --
--
                                    ---------------
------------
                                                --
(47,081)
                                    ---------------
------------
   Distributions from net realized
      gains
      Class A.....................        (171,535)
(1,530,960)
      Class B.....................        (213,181)
(2,860,896)
      Class C.....................          (1,955)
(33,726)
      Class Z.....................             (25)
(3)
                                    ---------------
------------
                                          (386,696)
(4,425,585)
                                    ---------------
------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      14,827,667
9,836,460
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       6,612,932
9,926,237
   Cost of shares reacquired......     (38,421,537)
(44,438,627)
                                    ---------------
------------
   Net decrease in net assets from
      Series share transactions...     (16,980,938)
(24,675,930)
                                    ---------------
------------
Total decrease....................      (9,737,000)
(22,396,145)
Net Assets
Beginning of year.................     242,372,773
264,768,918
                                    ---------------
------------
End of year.......................   $ 232,635,773
$242,372,773
                                    ---------------
------------
                                    ---------------
------------

----------------------------------------------------
----------------------------
See Notes to Financial Statements.     8

PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW
JERSEY SERIES
----------------------------------------------------
----------------------------
Prudential Municipal Series Fund (the 'Fund') is
registered under the Investment
Company Act of 1940, as an open-end management
investment company. The Fund was
organized as a Massachusetts business trust on May
18, 1984, and consists of 13
series. The monies of each series are invested in
separate, independently
managed portfolios. The New Jersey Series (the
'Series') commenced investment
operations in March 1988. The Series is diversified
and seeks to achieve its
investment objective of obtaining the maximum amount
of income exempt from
federal and applicable state income taxes with the
minimum of risk by investing
in 'investment grade' tax-exempt securities whose
ratings are within the four
highest ratings categories by a nationally
recognized statistical rating
organization or, if not rated, are of comparable
quality. The ability of the
issuers of the securities held by the Series to meet
their obligations may be
affected by economic or political developments in a
specific state, industry or
region.
----------------------------------------------------
--------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its
financial statements.
Securities Valuations: The Fund values municipal
securities (including
commitments to purchase such securities on a 'when-
issued' basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers,
market transactions in
comparable securities and various relationships
between securities in
determining values. If market quotations are not
readily available from such
pricing service, a security is valued at its fair
value as determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60
days are valued at current
market quotations. Short-term securities which
mature in 60 days or less are
valued at amortized cost which approximates market
value.
All securities are valued as of 4:15 p.m., New York
time.
Financial Futures Contracts: A financial futures
contract is an agreement to
purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an
amount of cash and/or other
assets equal to a certain percentage of the contract
amount. This amount is
known as the 'initial margin.' Subsequent payments,
known as 'variation margin,'
are made or received by the Series each day,
depending on the daily fluctuations
in the value of the underlying security. Such
variation margin is recorded for
financial statement purposes on a daily basis as
unrealized gain or loss. When
the contract expires or is closed, the gain or loss
is realized and is presented
in the statement of operations as net realized gain
(loss) on financial futures
contracts.
The Series invests in financial futures contracts in
order to hedge its existing
portfolio securities or securities the Series
intends to purchase, against
fluctuations in value caused by changes in
prevailing interest rates. Should
interest rates move unexpectedly, the Series may not
achieve the anticipated
benefits of the financial futures contracts and may
realize a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and
the underlying hedged assets.
Options: The Series may either purchase or write
options in order to hedge
against adverse market movements or fluctuations in
value caused by changes in
prevailing interest rates or foreign currency
exchange rates with respect to
securities or currencies which the Series currently
owns or intends to purchase.
When the Series purchases an option, it pays a
premium and an amount equal to
that premium is recorded as an investment. When the
Series writes an option, it
receives a premium and an amount equal to that
premium is recorded as a
liability. The investment or liability is adjusted
daily to reflect the current
market value of the option. If an option expires
unexercised, the Series
realizes a gain or loss to the extent of the premium
received or paid. If an
option is exercised, the premium received or paid is
an adjustment to the
proceeds from the sale or the cost basis of the
purchase in determining whether
the Series has realized a gain or loss. The
difference between the premium and
the amount received or paid on effecting a closing
purchase or sale transaction
is also treated as a realized gain or loss. Gain or
loss on purchased options is
included in net realized gain (loss) on investment
transactions. Gain or loss on
written options is presented separately as net
realized gain (loss) on written
option transactions.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses on sales of securities are
calculated on the identified cost basis. Interest
income is recorded on the
accrual basis. The Series amortizes premiums and
original issue discount paid on
purchases of portfolio securities as adjustments to
interest income. Expenses
are recorded on the accrual basis which may require
the use of certain estimates
by management.
Net investment income (other than distribution fees)
and unrealized and realized
gains or losses are allocated daily to each class of
shares based upon the
relative proportion of net assets of each class at
the beginning of the day.
Federal Income Taxes: For federal income tax
purposes, each series in the Fund
is treated as a separate taxpaying entity. It is the
intent of the Series to
continue to meet the requirements of the Internal
Revenue Code
----------------------------------------------------
----------------------------

PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW
JERSEY SERIES
----------------------------------------------------
----------------------------
applicable to regulated investment companies and to
distribute all of its net
income to shareholders. For this reason no federal
income tax provision is
required.
Dividends and Distributions: The Series declares
daily dividends from net
investment income. Payment of dividends is made
monthly. Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions
are determined in accordance
with income tax regulations which may differ from
generally accepted accounting
principles.
Custody Fee Credits: The Series has an arrangement
with its custodian bank,
whereby uninvested monies earn credits which reduce
the fees charged by the
custodian.
----------------------------------------------------
--------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement with The Prudential
Investment Corporation ('PIC'). PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays for the cost of the
subadviser's services, the compensation of officers
of the Fund, occupancy and
certain clerical and bookkeeping costs of the Fund.
The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and
payable monthly, at an annual
rate of .50 of 1% of the average daily net assets of
the Series.
The Fund had a distribution agreement with
Prudential Securities Incorporated
('PSI'), which acted as the distributor of the Class
A, Class B, Class C and
Class Z shares of the Fund through May 31, 1998.
Prudential Investment
Management Services LLC ('PIMS') became the
distributor of the Fund effective
June 1, 1998 and is serving the Fund under the same
terms and conditions as
under the arrangement with PSI. The Fund compensated
PSI and PIMS for
distributing and servicing the Fund's Class A, Class
B and Class C shares
pursuant to plans of distribution, (the 'Class A, B
and C Plans'), regardless of
expenses actually incurred by them. The distribution
fees are accrued daily and
payable monthly. No distribution or service fees are
paid to PSI or PIMS as
distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Series
compensates PIMS for
distribution-related activities at an annual rate of
up to .30 of 1%, .50% of 1%
and 1% of the average daily net assets of the Class
A, B and C shares,
respectively. Such expenses under the Plans were .10
of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B
and C shares, respectively,
for the year ended August 31, 1998.
PSI and PIMS have advised the Series that they have
received approximately
$116,700 in front-end sales charges resulting from
sales of Class A shares
during the year ended August 31, 1998. From these
fees, PSI and PIMS paid such
sales charges to affiliated broker-dealers, which in
turn paid commissions to
salespersons and incurred other distribution costs.
PSI and PIMS have advised the Series that during the
year ended August 31, 1998,
it received approximately $111,500 and $300 in
contingent deferred sales charges
imposed upon certain redemptions by Class B and
Class C shareholders,
respectively.
PSI, PIFM, PIMS and PIC are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered
investment companies (the
'Funds'), entered into a credit agreement (the
'Agreement') with an unaffiliated
lender. The maximum commitment under the Agreement
is $200,000,000. Interest on
any such borrowings outstanding will be at market
rates. The purpose of the
Agreement is to serve as an alternative source of
funding for capital share
redemptions. The Series did not borrow any amounts
pursuant to the Agreement
during the year ended August 31, 1998. The Funds pay
a commitment fee at an
annual rate of .055 of 1% on the unused portion of
the credit facility. The
commitment fee is accrued and paid quarterly on a
pro rata basis by the Funds.
The Agreement expired on December 30, 1997 and has
been extended through
December 29, 1998 under the same terms.
----------------------------------------------------
--------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year
ended August 31, 1998, the
Series incurred fees of approximately $85,000 for
the services of PMFS. As of
August 31, 1998, approximately $6,200 of such fees
were due to PMFS. Transfer
agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to nonaffiliates.
----------------------------------------------------
----------------------------

PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW
JERSEY SERIES
----------------------------------------------------
----------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the
Series, excluding short-term
investments, for the year ended August 31, 1998,
were $41,847,066 and
$60,630,131, respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1998
was substantially the same as for financial
reporting purposes and accordingly,
net unrealized appreciation of investments for
federal income tax purposes was
$17,600,049 (gross unrealized appreciation--
$17,632,386; gross unrealized
depreciation--$32,337).
For federal income tax purposes, the Series utilized
its remaining capital loss
carryforward of approximately $144,100.
----------------------------------------------------
--------
Note 5. Capital
The Series offers Class A, Class B, Class C and
Class Z shares. Class A shares
are sold with a front-end sales charge of up to 3%.
Class B shares are sold with
a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
Effective December 6, 1996 the Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August
31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------
------------
Year ended August 31, 1998:
Shares sold.........................     461,992
$  5,164,484
Shares issued in reinvestment
  of dividends and distributions....     281,454
3,136,650
Shares reacquired...................  (1,625,503)
(18,109,155)
                                      ----------
------------
Net decrease in shares outstanding
  before conversion.................    (882,057)
(9,808,021)
Shares issued upon conversion from
  Class B...........................   2,242,757
24,962,597
                                      ----------
------------
Net increase in shares
  outstanding.......................   1,360,700
$ 15,154,576
                                      ----------
------------
                                      ----------
------------
Year ended August 31, 1997:
Shares sold.........................     143,690
$  1,552,731
Shares issued in reinvestment
  of dividends and distributions....     335,467
3,654,167
Shares reacquired...................  (1,514,074)
(16,497,510)
                                      ----------
------------
Net decrease in shares outstanding
  before conversion.................  (1,034,917)
(11,290,612)
Shares issued upon conversion from
  Class B...........................   2,909,349
31,805,116
                                      ----------
------------
Net increase in shares
  outstanding.......................   1,874,432
$ 20,514,504
                                      ----------
------------
                                      ----------
------------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     811,990
$  9,060,335
Shares issued in reinvestment
  of dividends and distributions....     307,528
3,426,625
Shares reacquired...................  (1,741,575)
(19,409,695)
                                      ----------
------------
Net decrease in shares outstanding
  before conversion.................    (622,057)
(6,922,735)
Shares reacquired upon conversion
  into Class A......................  (2,242,154)
(24,962,597)
                                      ----------
------------
Net decrease in shares
  outstanding.......................  (2,864,211)
$(31,885,332)
                                      ----------
------------
                                      ----------
------------
Year ended August 31, 1997:
Shares sold.........................     744,603
$  8,104,569
Shares issued in reinvestment
  of dividends and distributions....     566,434
6,171,161
Shares reacquired...................  (2,507,193)
(27,336,208)
                                      ----------
------------
Net decrease in shares outstanding
  before conversion.................  (1,196,156)
(13,060,478)
Shares reacquired upon conversion
  into Class A......................  (2,909,887)
(31,805,116)
                                      ----------
------------
Net decrease in shares
  outstanding.......................  (4,106,043)
$(44,865,594)
                                      ----------
------------
                                      ----------
------------

----------------------------------------------------
----------------------------
                                        PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements           NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Class C                                 Shares
Amount
------------------------------------  ----------
------------
Year ended August 31, 1998:
Shares sold.........................      41,815
$    465,922
Shares issued in reinvestment
  of dividends and distributions....       4,236
47,210
Shares reacquired...................     (75,506)
(838,404)
                                      ----------
------------
Net decrease in shares
  outstanding.......................     (29,455)
$   (325,272)
                                      ----------
------------
                                      ----------
------------
Year ended August 31, 1997:
Shares sold.........................      11,292
$    123,466
Shares issued in reinvestment
  of dividends and distributions....       9,232
100,567
Shares reacquired...................     (51,758)
(564,034)
                                      ----------
------------
Net decrease in shares
  outstanding.......................     (31,234)
$   (340,001)
                                      ----------
------------
                                      ----------
------------
Class Z
------------------------------------
Year ended August 31, 1998:
Shares sold.........................      12,217
$    136,926
Shares issued in reinvestment
  of dividends......................         219
2,447
Shares reacquired...................      (5,695)
(64,283)
                                      ----------
------------
Net increase in shares
  outstanding.......................       6,741
$     75,090
                                      ----------
------------
                                      ----------
------------
December 6, 1996(a) through
  August 31, 1997:
Shares sold.........................       5,113
$     55,694
Shares issued in reinvestment
  of dividends......................          31
342
Shares reacquired...................      (3,751)
(40,875)
                                      ----------
------------
Net increase in shares
  outstanding.......................       1,393
$     15,161
                                      ----------
------------
                                      ----------
------------
---------------
(a) Commencement of offering of Class Z shares.

----------------------------------------------------
----------------------------

                                        PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Class A
                                                  --
----------------------------------------------------
--

Year Ended August 31,
                                                  --
----------------------------------------------------
--

1998        1997        1996        1995        1994
                                                  --
------     -------     -------     -------     -----
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $
10.97     $ 10.87     $ 10.98     $ 10.81     $
11.74
                                                  --
------     -------     -------     -------     -----
--
Income from investment operations
Net investment income.........................
 .53         .55(a)      .57(a)      .61(a)
 .61(a)
Net realized and unrealized gain (loss) on
   investment transactions....................
 .36         .29        (.07)        .17        (.75)
                                                  --
------     -------     -------     -------     -----
--
   Total from investment operations...........
 .89         .84         .50         .78        (.14)
                                                  --
------     -------     -------     -------     -----
--
Less distributions
Dividends from net investment income..........
(.53)       (.55)       (.57)       (.61)
(.61)
Distributions in excess of net investment
   income.....................................
--          --(c)       --          --          --
Distributions from net realized gains on
   investment transactions....................
(.02)       (.19)       (.04)         --
(.18)
                                                  --
------     -------     -------     -------     -----
--
   Total distributions........................
(.55)       (.74)       (.61)       (.61)
(.79)
                                                  --
------     -------     -------     -------     -----
--
Net asset value, end of year..................    $
11.31     $ 10.97     $ 10.87     $ 10.98     $
10.81
                                                  --
------     -------     -------     -------     -----
--
                                                  --
------     -------     -------     -------     -----
--
TOTAL RETURN(b):..............................
8.40%       7.97%       4.63%       7.55%
(1.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................
$114,090     $95,729     $74,492     $49,666
$14,774
Average net assets (000)......................
$107,206     $89,280     $61,837     $30,290
$15,334
Ratios to average net assets:
   Expenses, including distribution fees......
 .71%        .70%(a)     .67%(a)     .55%(a)
 .58%(a)
   Expenses, excluding distribution fees......
 .61%        .60%(a)     .57%(a)     .45%(a)
 .48%(a)
   Net investment income......................
4.85%       5.03%(a)    5.19%(a)    5.65%(a)
5.42%(a)
For Class A, B, C and Z shares:
   Portfolio turnover rate....................
18%         25%         62%         37%         34%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
----------------------------
See Notes to Financial Statements.     13

                                        PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY
SERIES
----------------------------------------------------
----------------------------

Class B
                                                  --
----------------------------------------------------
------

Year Ended August 31,
                                                  --
----------------------------------------------------
------

1998         1997         1996         1995
1994
                                                  --
------     --------     --------     --------     --
------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $
10.97     $  10.87     $  10.98     $  10.81     $
11.74
                                                  --
------     --------     --------     --------     --
------
Income from investment operations
Net investment income.........................
 .50          .50(a)       .53(a)       .57(a)
 .56(a)
Net realized and unrealized gain (loss) on
   investment transactions....................
 .36          .29         (.07)         .17
(.75)
                                                  --
------     --------     --------     --------     --
------
   Total from investment operations...........
 .86          .79          .46          .74
(.19)
                                                  --
------     --------     --------     --------     --
------
Less distributions
Dividends from net investment income..........
(.50)        (.50)        (.53)        (.57)
(.56)
Distributions in excess of net investment
   income.....................................
--           --(c)        --           --
--
Distributions from net realized gains on
   investment transactions....................
(.02)        (.19)        (.04)          --
(.18)
                                                  --
------     --------     --------     --------     --
------
   Total distributions........................
(.52)        (.69)        (.57)        (.57)
(.74)
                                                  --
------     --------     --------     --------     --
------
Net asset value, end of year..................    $
11.31     $  10.97     $  10.87     $  10.98     $
10.81
                                                  --
------     --------     --------     --------     --
------
                                                  --
------     --------     --------     --------     --
------
TOTAL RETURN(b):..............................
7.97%        7.54%        4.22%        7.12%
(1.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................
$117,099     $144,992     $188,315     $246,202
$323,077
Average net assets (000)......................
$128,382     $162,330     $222,235     $274,995
$343,941
Ratios to average net assets:
   Expenses, including distribution fees......
1.11%        1.10%(a)     1.07%(a)      .95%(a)
 .98%(a)
   Expenses, excluding distribution fees......
 .61%         .60%(a)      .57%(a)      .45%(a)
 .48%(a)
   Net investment income......................
4.46%        4.63%(a)     4.80%(a)     5.30%(a)
5.02%(a)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
----------------------------
See Notes to Financial Statements.     14

PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       NEW
JERSEY SERIES
----------------------------------------------------
----------------------------

Class C                               Class Z
                                                  --
----------------------------------------------------
------------

August 1,

1994(d)           Year

Year Ended August 31,               Through
Ended
                                                  --
-------------------------------------     August 31,
August 31,

1998       1997       1996       1995         1994
1998
                                                  --
----     ------     ------     ------     ----------
------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............
$10.97     $10.87     $10.98     $10.81       $10.83
$10.98
                                                  --
----     ------     ------     ------        -----
-----
Income from investment operations
Net investment income.........................
 .47        .48(b)     .50(b)     .54(b)       .04(b)
 .55
Net realized and unrealized gain (loss) on
   investment transactions....................
 .36        .29       (.07)       .17         (.02)
 .36
                                                  --
----     ------     ------     ------        -----
-----
   Total from investment operations...........
 .83        .77        .43        .71          .02
 .91
                                                  --
----     ------     ------     ------        -----
-----
Less distributions
Dividends from net investment income..........
(.47)      (.48)      (.50)      (.54)        (.04)
(.55)
Distributions in excess of net investment
   income.....................................
--(f)      --         --           --
Distributions from net realized gains on
   investment transactions....................
(.02)      (.19)      (.04)        --           --
(.02)
                                                  --
----     ------     ------     ------        -----
-----
   Total distributions........................
(.49)      (.67)      (.54)      (.54)        (.04)
(.57)
                                                  --
----     ------     ------     ------        -----
-----
Net asset value, end of year..................
$11.31     $10.97     $10.87     $10.98       $10.81
$11.32
                                                  --
----     ------     ------     ------        -----
-----
                                                  --
----     ------     ------     ------        -----
-----
TOTAL RETURN(c):..............................
7.70%      7.27%      3.96%      6.86%        0.14%
8.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................
$1,354     $1,637     $1,961     $1,502       $  240
$   92
Average net assets (000)......................
$1,274     $1,894     $1,735     $  790       $   11
$   30
Ratios to average net assets:
   Expenses, including distribution fees......
1.36%      1.35%(b)   1.32%(b)   1.20%(b)
1.29%(a)(b)
 .61%
   Expenses, excluding distribution fees......
 .61%       .60%(b)    .57%(b)    .45%(b)
 .54%(a)(b)
 .61%
   Net investment income......................
4.21%      4.38%(b)   4.54%(b)   4.99%(b)
5.06%(a)(b)
4.96%


December 6,

1996(e)

Through

August 31,

1997
                                                ----
--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $
11.10

------
Income from investment operations
Net investment income.........................
 .41(b)
Net realized and unrealized gain (loss) on
   investment transactions....................
 .07

------
   Total from investment operations...........
 .48

------
Less distributions
Dividends from net investment income..........
(.41)
Distributions in excess of net investment
   income.....................................
--(f)
Distributions from net realized gains on
   investment transactions....................
(.19)

------
   Total distributions........................
(.60)

------
Net asset value, end of year..................    $
10.98

------

------
TOTAL RETURN(c):..............................
4.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $
15
Average net assets (000)......................    $
10
Ratios to average net assets:
   Expenses, including distribution fees......
 .60%(a)(b)
   Expenses, excluding distribution fees......
 .60%(a)(b)
   Net investment income......................
5.13%(a)(b)

---------------
(a) Annualized.
(b) Net of management fee waiver.
(c) Total return does not consider the effects of
sales loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less
than a full year are not
    annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Less than $.005 per share.
----------------------------------------------------
----------------------------
See Notes to Financial Statements.     15

PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants          NEW
JERSEY SERIES
----------------------------------------------------
----------------------------
To the Shareholders and Board of Trustees of
Prudential Municipal Series Fund, New Jersey Series
In our opinion, the accompanying statement of assets
and liabilities, including
the portfolio of investments, and the related
statements of operations and of
changes in net assets and the financial highlights
present fairly, in all
material respects, the financial position of
Prudential Municipal Series Fund,
New Jersey Series (the 'Fund', one of the portfolios
constituting Prudential
Municipal Series Fund) at August 31, 1998, the
results of its operations for the
year then ended and the changes in its net assets
and the financial highlights
for each of the two years in the period then ended,
in conformity with generally
accepted accounting principles. These financial
statements and financial
highlights (hereafter referred to as 'financial
statements') are the
responsibility of the Fund's management; our
responsibility is to express an
opinion on these financial statements based on our
audits. We conducted our
audits of these financial statements in accordance
with generally accepted
auditing standards which require that we plan and
perform the audit to obtain
reasonable assurance about whether the financial
statements are free of material
misstatement. An audit includes examining, on a test
basis, evidence supporting
the amounts and disclosures in the financial
statements, assessing the
accounting principles used and significant estimates
made by management, and
evaluating the overall financial statement
presentation. We believe that our
audits, which included confirmation of securities at
August 31, 1998 by
correspondence with the custodian and brokers,
provide a reasonable basis for
the opinion expressed above. The accompanying
financial highlights for each of
the three years in the period ended August 31, 1996
were audited by other
independent accountants, whose opinion dated October
14, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
----------------------------------------------------
----------------------------

PRUDENTIAL MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                                NEW
JERSEY SERIES
----------------------------------------------------
----------------------------
We are required by the Internal Revenue Code to
advise you within 60 days of the
Series' fiscal year end (August 31, 1998) as to the
federal income tax status of
dividends paid during such fiscal year. Accordingly,
we are advising you that
during its fiscal year ended August 31, 1998,
dividends paid from net investment
income of $.53 per Class A share, $.50 per Class B
share, $.47 per Class C share
and $.55 per Class Z shares were all federally tax-
exempt interest dividends. In
addition, the Series paid to Class A, B, C and Z
shares a long-term capital gain
distribution of $.018 which is taxable as 20% rate
gains. Further, we wish to
advise you that 0% of the ordinary income dividend
paid in the fiscal year ended
August 31, 1998 qualified for the corporate
dividends received deduction
available to corporate taxpayers.
In January 1999, you will be advised on IRS Form
1099 DIV or substitute Form
1099, as to the federal tax status of the
distributions received by you in
calendar 1998. The amounts that will be reported on
such form 1099 DIV will be
the amounts to use on your federal income tax return
and will differ from the
amounts which we must report for the Fund's fiscal
year ended August 31, 1998.
----------------------------------------------------
----------------------------

Getting The Most From Your Prudential Mutual Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to
help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment.
While
leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual fund) can be bought or sold (converted into
cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most
often used
to describe the difference   between prices bid and
asked
for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting The Most From Your Prudential Mutual Fund.

Some mutual fund shareholders won't ever read this -
- they
don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations.
They
are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports onsuccessful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets
(the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you.
The net
asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income
(mostly
interest and dividends earned) and expenses
(including what
you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The
Notes
provide a brief history and explanation of your Fund's objectives. In addition, they also outline how
Prudential Mutual Funds
prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of
course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

/ / Prudential Muni Series Fund: New Jersey Series
--- Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment.
---------------------------------------------------
Prudential Municipal Series Fund: New Jersey Series vs. Lehman Brothers Municipal Bond Index.

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with
SEC regulations.
They compare a $10,000 investment in the Prudential
Municipal
Series Fund: New Jersey Series (Class A, B, C, and Z
shares)
with a similar investment in the Lehman Brothers
Municipal Bond Index (the Index) by portraying the
initial
account values at the commencement of operations of
Class A,
C, and Z shares, and for 10 years for Class B
shares, and
subsequent account values at the end of each fiscal
year (August 31),
as measured on a quarterly basis, beginning in 1990
for
Class A shares, 1988 for Class B shares, 1994 for
Class C
shares, and 1996 for Class Z shares. For purposes of
the
graphs, and unless otherwise indicated in the
accompanying
tables, it has been assumed (a) that the maximum
applicable
front-end sales charge was deducted from the initial
$10,000
investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses (
).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Average Annual
Total Returns - Class A
--------------------------
Class A
With Sales Load
(GRAPH)
7.31% Since Inception (7.08%)
4.76% for 5 Years (4.65%)
5.15% for 1 Year

Without Sales Load
7.69% Since Inception (7.46%)
5.40% for 5 Years (5.29%)
8.40% for 1 Year


Average Annual Total
Returns - Class B
--------------------------
Class B
With Sales Load
(GRAPH)
7.60% Since Inception (7.35%)
7.67% for 10 Years (7.40%)
4.81% for 5 Years (4.70%)
2.97% for 1 Year

Without Sales Load
7.60% Since Inception (7.35%)
7.67% for 10 Years (7.40%)
4.98% for 5 Years (4.87%)
7.97% for 1 Year

Average Annual
Total Returns - Class C
---------------------------                   Class
C
    With Sales Load
(GRAPH)
6.35% Since Inception (6.26%)
6.70% for 1 Year

Without Sales Load
6.35% Since Inception (6.26%)
7.70% for 1 Year

Average Annual
Total Returns - Class Z
----------------------------                 Class Z
7.51% Since Inception                        (GRAPH)
8.51% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M788   MF138E
74435M796
74435M531
74435M432

(ICON)
Prudential
Municipal
Series Fund
-------------------
New Jersey
Money Market Series
(LOGO)

ANNUAL
REPORT
Aug. 31, 1998

Prudential Municipal Series Fund New Jersey Money
Market Series

Performance At A Glance.
U.S. interest rates -- including municipal money market yields -- declined over the past year as a deepening economic crisis in Asia, Russia, and Latin America caused investors to take refuge in U.S. Treasuries. Despite this low interest rate environment and a dearth of short-term municipal securities, your
Prudential Municipal Series Fund -- New Jersey Money Market Series provided an attractive, tax-advantaged return because we acted quickly to buy securities during the brief periods when money market yields shot higher.

Fund Facts                                         As of
8/31/98

                          7-Day       Net Asset   Taxable
Equivalent Yield1   Weighted Avg.     Net Assets
                       Current Yld.     Value    @31%
@36%      @39.6%    Mat. (WAM)       (Millions)
NJ Money
Market Series             2.69%           $1     4.16%
4.49%      4.76%      64 Days           $201

IBC Financial Data
Tax-Free State Specific
(SB & GP - NJ) Avg.**     2.57%           $1     3.98%
4.29%      4.54%      55 Days            N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Mondays. These are the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker
(SB) & General Purpose (GP) - New Jersey) category as of
August 31, 1998.

  Tracking Tax-Free Money Fund Yields.
             (GRAPH)
How Investments Compared.
    (As of 8/31/98)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value and provide tax-free income. They don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for Tax-Exempt Money Funds.

Richard S. Lynes, Fund Manager --------------------------------
----------------------------------------------
(PHOTO)

Portfolio
Manager's Report
The Prudential Municipal Series Fund -- New Jersey Money Market Series seeks to provide the highest level of current income that is exempt from federal and New
Jersey state income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal bonds with maturities of 13 months or less from the state of New Jersey, its municipalities, local governments and other qualifying issuers (such as Puerto
Rico, Guam and the U.S. Virgin Islands). There can be no assurance that the
Series will achieve its investment objective.

A Word About Quality.
Your Series will typically purchase securities with maturities of one year or less that are rated Aaa, Aa; Notes: MIG-1, MIG2, P-1 or P-2 by Moody's
Investors Service, or AAA, AA; Notes SP-1, SP-1+, A-1, A-1+, or
A-2 by Standard
& Poor's. If not rated, the securities are deemed to be of comparable quality by the Fund's investment adviser. Although there is never a guarantee that the share price will stay at $1, we emphasize a conservative, quality-oriented approach.

Strategy Session. ---------------------------------------------
---------------------------------
Inflation Fears Fade.
Early in the fall of 1997, investors worried that a booming U.S. economy was growing so fast it could fuel higher inflation, which erodes the value of a bond. Some even believed the Federal Reserve would react by increasing the federal funds rate (the rate banks charge each other for overnight loans) to slow the economy down.

However, an economic crisis that gripped Asia in October eventually spread around the globe and slowed U.S. economic growth. The domestic economy lost steam as cheaply priced Asian products flooded U.S. markets, while foreign demand for American-made goods dwindled. Not surprisingly, anticipation of a federal funds rate increase turned into hopes for a rate cut in 1998 as the economy shifted into low gear and inflation remained subdued.

Asian Crisis Lifts Munis.
Meanwhile, the economic and political turmoil that spread from Asia to Russia and South America spurred demand for "safe haven" investments such as U.S.
Treasuries. As a result, prices of Treasuries soared and yields fell, a trend that was also reflected in the tax-exempt money markets. Indeed, the Bond
Buyer One-Year Note Index, a popular barometer of short-term municipal yields, fell to 3.47% in August 1998 from 3.82% a year earlier.

Municipal securities also did well as healthy local economies generated higher tax revenues that reduced the borrowing needs of many state and local governments. What new issuance there was focused primarily on longer-term bonds because state and local governments could lock in lower interest rates for an extended period of time. These two factors caused the supply of new municipal money market securities to decrease even though investor demand was strong.

What Went Well. -----------------------------------------------
--
A Difficult Search.
Finding attractively priced New Jersey securities proved difficult amid low interest rates and a dwindling supply of tax-exempt money market securities.
When short-term interest rates did spike upward at year end and again during tax season, we were ready to act because we maintained a higher degree of liquidity to buy securities.

For example, portfolio managers sold money market securities in late April to meet shareholder redemptions that occur during income tax season. This heavy selling by portfolio managers temporarily pushed up shortterm yields. Because we had increased our securities that are easily convertible into cash heading into the tax season, we went bargain hunting and purchased one-year securities such as the bond anticipation notes of Montvale and Fort Lee in northern New
Jersey. Buying these securities in the spring proved to be a wise choice since they became much more expensive as the bond market rallied during the summer.

Such timely purchases helped keep the Series' weighted average maturity (WAM) longer than the average comparable fund for most of the reporting period.
Considering that the Federal Reserve left monetary policy unchanged over the past 12 months, we believed maintaining a longer WAM by locking in yields on six-month and one-year securities was the best strategyto adopt.

And Not So Well. ----------------------------------------------
---
We Prefer Prudence.
There was one other factor that complicated our search for New Jersey securities. Some local governments provide sketchy information about their financial health when issuing securities so we refuse to buy their securities.
While our insistence upon satisfactory disclosure may limit our investment opportunities, we believe it should pay off in the long run by protecting the
Series' credit quality.

Looking Ahead. -----------------------------------------------
--
The global financial crisis now threatens the U.S. economic expansion, which is well into its eighth year. The Federal Reserve cut the federal funds rate by a quarter of a percentage point on September 29 and October 15 to 5.00% to keep the economy moving. These moves should also provide a positive psychology for global economies. Furthermore, we think the Federal Reserve may eventually be joined by key European central banks that are equally concerned about growth prospects of global economies as well as their own.

As 1998 draws to a close, we plan to remain competitive by maintaining a long
WAM through purchases of attractively priced, longer-term money market securities. We will also hold enough securities that are easily convertible into cash to satisfy seasonal shareholder redemptions that usually occur in
December.

President's Letter
September 25, 1998 --------------------------------------------
----------------------------------
(PHOTO)
                       Guarding Against Uncertainty.
Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of sell-offs that may signal an end to the eight-year run of double-digit returns to investors.

Amid this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of
U.S. debt securities -- especially Treasuries. The U.S. economy remains strong, with steady growth and low inflation. How long these trends will hold, no one knows.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms, President
Prudential Investments

Portfolio of Investments as           PRUDENTIAL MUNICIPAL
SERIES FUND
of August 31, 1998                    NEW JERSEY MONEY MARKET
SERIES --------------------------------------------------------
----
--------------------

Moody's                                 Principal
Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
                                                           ----
---------------------------------------------------------------
---------------------------------------------------------
Ascension Parish Louisiana, Basf Corp. Proj., Ser. 97,
   F.R.D.D., A.M.T.
P-1              3.40%        9/01/98   $  1,100     $
1,100,000
Atlantic Cnty. Impvt. Auth., Pooled Gov't. Loan Aces.,
   Ser. 86, F.R.W.D.
VMIG1            2.65         9/02/98      2,400
2,400,000
Bergen Cnty. Util. Auth., Wtr. Poll. Ctl., Rev., Ser. 98A Aaa
4.00        12/15/98            520
520,427
Bernards Twnshp., G.O., B.A.N.
NR               3.75         5/21/99      2,867
2,870,385
Brazos River, Texas, Harbor Nav. Dist.,
   Dow Chemical Co., Ser. 92A, F.R.D.D.
P-1              3.55         9/01/98      2,600
2,600,000
   Dow Chemical Co., Ser. 93, F.R.D.D.
P-1              3.55         9/01/98        300
300,000
Burlington Cnty. G.O.,
   Cmnty. Coll.
AA(c)            4.85         7/15/99        800
808,102
   Gen. Impt.
AA(c)            4.85         7/15/99      1,200
1,212,153
   Special Svcs. Sch.
AA(c)            4.85         7/15/99        290
292,937
Charleston Cnty., South Carolina, Rev., Zeigler Coal
   Hldng. Proj.,
   Ser. 97, F.R.D.D.
A-1+(c)          3.50         9/01/98        800
800,000
Denville Twnshp.,
   G.O.
AAA(c)           4.25         2/01/99        300
300,731
   G.O., B.A.N.
Aa3              4.20         6/01/99      1,155
1,158,342
Fairfield Twnshp., B.A.N.
NR               4.00         3/23/99      2,700
2,705,496
Fort Lee, G.O., B.A.N.
NR               4.00         5/22/99      8,405
8,421,291
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Monsanto Co. Proj., Ser. 92, F.R.W.D.
P-1              3.15         9/02/98      5,670
5,670,000
Hudson Cnty. Impvt. Auth. Rev., Pooled Gov't. Loan Prog.,
   Ser. 86, F.R.W.D.,
A-1+(c)          3.20         9/03/98      2,945
2,945,000
   Oper. Sch. Dist., Cert. of Part.
Aaa              4.00         6/01/99      1,285
1,288,221
Jersey City, G.O., B.A.N.
MIG1             4.25         9/18/98      1,000
1,000,165
Mendham Twnshp., G.O., B.A.N.
NR               4.125       12/10/98        905
905,276
Middlesex Cnty. Util. Auth., Solid Waste Sys. Rev., Ser. 91
Aaa              5.70        12/01/98      1,900
1,910,159
Montville Twnshp., Brd. of Ed., B.A.N., T.N.
NR               4.00        10/02/98      3,325
3,325,828
New Jersey Hlth. Care Facs. Auth., Atlantic Hlth. Sys. Hosp.
   Corp.,
   Ser. 97A
Aaa              4.00         7/01/99      1,000
1,002,644
New Jersey Hsg. & Mtg. Fin. Agy.,
Eagle Tax Exempt, Trust 92A, Ser. 3001, F.R.W.D.S.
A-1+(c)          3.36         9/03/98      3,300
3,300,000
   Home Buyer, Ser. 96S, F.R.W.D.S., A.M.T.
A-1+(c)          3.41         9/03/98      5,980
5,980,000
New Jersey St. Econ. Dev. Auth.,
   865 Centennial Ave. Proj., Ser. 85, F.R.W.D., A.M.T. A-
1+(c)            3.41         9/03/98      1,200
1,200,000
   Alpha Assoc. & Avallone, Ser. 98, F.R.W.D.
A-1(c)           3.30         9/02/98      2,700
2,700,000
   Bayshore Hlth. Care, Ser. 98A, F.R.W.D.
VMIG1            3.33         9/03/98      3,950
3,950,000
   Brach Jersey Ave. Proj., Ser. 86, F.R.W.D. A-
1+(c)            2.90         9/02/98      2,000
2,000,000
   Catholic Cmnty. Svcs. Proj., Ser. 93, F.R.W.D.
VMIG1            3.05         9/03/98      5,685
5,685,000
   Catholic Cmnty. Svcs. Proj., Ser. 95, F.R.W.D.
VMIG1            3.05         9/03/98      2,420
2,420,000
Chamber Congeration Proj., Ser. 91, T.E.C.P., A.M.T.
VMIG1            3.20         9/18/98      4,200
4,200,000
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as           PRUDENTIAL MUNICIPAL
SERIES FUND
of August 31, 1998                    NEW JERSEY MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Moody's                                 Principal
Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
   Davidson Ave. Assoc. Ltd., Ser. 84, F.R.W.D., A.M.T. A-1+(c)
3.41% 9/03/98   $  2,500     $
2,500,000
Dock Fac. Rev., Bayonne/IMTT Proj., Ser. 93B, F.R.D.D.
VMIG1            3.15         9/01/98      3,700
3,700,000
Dock Fac. Rev., Bayonne/IMTT Proj., Ser. 93C, F.R.D.D.
VMIG1            3.15         9/01/98      2,150
2,150,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D., A.M.T.
A-1(c)           2.95         9/03/98      1,350
1,350,000
   Elizabeth Twnshp. Wtr. Co., Ser. B, F.R.W.D., A.M.T. A-
1+(c) 3.05 9/02/98            5,500
5,500,000
   Fin. Assoc. L.P., Ser. 97, F.R.W.D.
A-1+(c)          3.36         9/03/98      3,952
3,952,000
GSA Bldg. Assoc. Ltd., Ser. 85, F.R.W.D., A.M.T.
A-1+(c)          3.41         9/03/98      4,200
4,200,000
   Kent Place, Ser. 92L, F.R.W.D.
VMIG1            3.25         9/03/98      1,775
1,775,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.
NR               3.40         9/01/98      1,405
1,405,000
New Jersey Foreign Trade Zone Venture, Ser. 98,
      F.R.D.D.
A-1+(c)          3.10         9/01/98      5,000
5,000,000
   New Jersey Natural Gas Co. Proj., Ser 98B, F.R.W.D.,
      A.M.T.
P-1              2.55         9/02/98      1,500
1,500,000
   Newark Recycling Fac., Ser. 97, A.M.T.
A-1+(c)          3.95        12/15/98      8,000
8,000,000
   North Plainfield Hldg., Ser. 92, A.O.T.
VMIG1            3.90         9/01/98      3,110
3,110,000
Ocean Spray Cranberry Inc. Proj., Ser. 87, A.O.T.
NR               3.80         7/01/99      2,500
2,500,000
   Office Court Assoc. Proj., F.R.W.D., A.M.T. A-1+(c)
3.30  9/02/981,650
1,650,000
Owens Drive Bldg. Ltd., Ser. 84, F.R.W.D., A.M.T.
A-1+(c)          3.41         9/03/98      1,200
1,200,000
Owens Drive Bldg. Ltd., Ser. 90, F.R.W.D., A.M.T.
A-1+(c)          3.41         9/03/98      1,450
1,450,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.
A-1(c)           3.20         9/03/98      3,000
3,000,000
   Raritan Bldg. Assoc. Ltd., Ser. 85, F.R.W.D. A-
1(c)             3.36         9/03/98      3,500
3,500,000
   RJB Associates Ltd., F.R.W.D.
NR               3.30         9/03/98      1,322
1,322,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.
A-1+(c)          3.30         9/02/98      5,800
5,800,000
   U.S. Golf Assn. Proj., F.R.W.D.
A-1              3.20         9/03/98      2,400
2,400,000
Volvo America Corp., Ser. 84, F.R.W.D.
NR               3.85         9/02/98      1,500
1,500,000
   West Essex Assoc. Ltd., Ser. 84, F.R.W.D. A-
1+(c)            3.36         9/03/98      1,300
1,300,000
New Jersey St. Higher Educ. Asst. Auth., Stud. Loan Rev.,
   Ser. 97B, A.O.T., A.M.T.
A-1+(c)          3.75         6/01/99      1,800
1,800,000
New Jersey St. Tpke. Auth. Rev., Ser. 91D, F.R.W.D.
VMIG1            2.90         9/02/98      2,600
2,600,000
Nutley, G.O., B.A.N.
NR               3.75         7/30/99      3,500
3,503,671
Port Auth. of New York & New Jersey,
   Ser. 3, F.R.D.D.
VMIG1            3.35         9/01/98      1,300
1,300,000
   Ser. 4, F.R.D.D., A.M.T.
VMIG1            3.30         9/01/98      1,100
1,100,000
   Ser. 93-2, F.R.W.D.
NR               3.338(e)     9/01/98      8,000
8,000,000
   Spec. Oblig. Rev., Ser. 2, F.R.D.D.
VMIG1            3.20         9/01/98      4,500
4,500,000
   Spec. Oblig. Rev., Ser. 6, F.R.D.D., A.M.T.
VMIG1            3.30         9/01/98      4,400
4,400,000
Princeton Twnshp., Mercer Co., B.A.N.
NR               3.75         3/11/99      1,000
1,001,010
Puerto Rico Comnwlth., Gov't. Dev. Bank, Ser. 95, T.E.C.P. A-
1+(c)            3.65        10/07/98      2,500
2,500,000
Puerto Rico Elec. Pwr. Auth., Ser. SGA43, F.R.W.D.S. A-1+(c)
3.18       9/02/98            2,000
2,000,000
Randolph Twnshp., G.O., B.A.N.
NR               3.90         6/18/99      3,100
3,105,222
Ringwood Borough, Ser. A, B.A.N.
NR               3.62         3/19/99      3,805
3,805,581
Salem Cnty., Ind. Poll. Ctrl. Rev., Philadelphia Elec.
   Co.,
   Ser. 93A, T.E.C.P., A.M.T.
VMIG1            3.40        10/13/98      8,000
8,000,000
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as           PRUDENTIAL MUNICIPAL
SERIES FUND
of August 31, 1998                    NEW JERSEY MONEY MARKET
SERIES --------------------------------------------------------
-----------------------

Moody's                                 Principal
Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
                                                           ----
---------------------------------------------------------------
---------------------------------------------------------
South Carolina Econ. Dev. Auth. Rev., Wellman Inc. Proj., Ser.
   90, F.R.D.D., A.M.T.
NR               3.60%        9/01/98   $  1,000     $
1,000,000
Tewksbury Twnshp., G.O., B.A.N.
NR               4.375        2/11/99      2,055
2,060,530
Union Cnty. Util. Auth., Solid Waste Fac. Ogden Martin,
   Ser. 98A, A.M.T.
Aaa              4.50         6/01/99        400
401,875
Valdez Alaska Marine Terminal Rev., Exxon Corp., Ser. 85,
   F.R.D.D.
P-1              3.30         9/01/98        300
300,000
West Baton Rouge Parish, Louisiana, Ind. Dist. Pound3, Dow
   Chemical Co. Proj.,
   Ser. 93, F.R.D.D., A.M.T.
P-1              3.55         9/01/98      1,000
1,000,000
West Windsor Plainsboro Reg. Sch. Dist., Ser. 95, G.O.
Aaa              5.25        12/01/98      1,350
1,355,752

------------
Total Investments--98.8%
(Amortized cost $198,469,798; Note(d))
198,469,798
Other assets in excess of liabilities--1.2%
2,445,070

------------
Net Assets--100%
$200,914,868

------------

------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note. F.R.D.D.--Floating Rate (Daily) Demand Note (b). F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
F.R.W.D.S.--Floating Rate (Weekly) Demand Synthetic Note
(b).
    G.O.--General Obligation.
    T.E.C.P.--Tax Exempt Commercial Paper.
    T.N.--Temporary Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate
Demand Notes is considered to be the later of the next
date on which the
security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the
    same as for financial statement purposes.
(e) Rate shown reflects rate as of August 31, 1998 for variable instruments.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings. ------------------------
-------------------------------------------------------
See Notes to Financial Statements.     5

                                               PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW JERSEY
MONEY MARKET SERIES -------------------------------------------
------------------------------------

Assets
August 31, 1998

---------------
Investments, at amortized cost which approximates market
value............................................       $
198,469,798
Cash........................................................
 ..............................................
1,724,377
Receivable for Series shares
sold........................................................
 .................           1,582,369
Interest
receivable..................................................
 .....................................           1,245,864
Receivable for investments
sold........................................................
 ...................             270,000
Deferred expenses and other
assets......................................................
 ..................               4,565

---------------
   Total
assets......................................................
 .....................................         203,296,973
---------------
Liabilities
Payable for Series shares
reacquired..................................................
 ....................           2,170,625
Dividends
payable.....................................................
 ....................................              90,179
Management fee
payable.....................................................
 ...............................              85,105
Accrued expenses and other
liabilities.................................................
 ...................              20,473
Distribution fee
payable.....................................................
 .............................              11,596
Deferred trustee's
fee.........................................................
 ...........................               4,127

---------------
   Total
liabilities.................................................
 .....................................           2,382,105

---------------
Net
Assets......................................................
 ..........................................       $ 200,914,868

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value....................................................... $
2,009,149
   Paid-in capital in excess of
par.........................................................
 ..............         198,905,719

---------------
Net assets, August 31,
1998........................................................
 .......................       $ 200,914,868

---------------

---------------
Net asset value, offering price and redemption price per
share ($200,914,868 / 200,914,868 shares of
   beneficial interest issued and outstanding; unlimited
number of shares authorized).....................
$1.00

---------------

---------------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations ---------------------------------------
--------------------
                                                   Year Ended
Net Investment Income                            August 31,
1998
Income
   Interest and discount earned...............     $
7,049,992
                                                 --------------
Expenses
   Management fee.............................
993,236
   Distribution fee...........................
248,309
   Transfer agent's fees and expenses.........
74,000
   Custodian's fees and expenses..............
71,000
   Reports to shareholders....................
23,000
   Registration fees..........................
15,000
   Legal fees.................................
12,000
   Audit fee and expenses.....................
8,000
   Trustees' fees.............................
4,000
   Miscellaneous..............................
5,136
                                                 --------------
      Total expenses..........................
1,453,681
   Less: Custodian fee credit (Note 1)........
(13,785)
                                                 --------------
      Net expenses............................
1,439,896
                                                 --------------
Net investment income.........................
5,610,096
                                                 --------------
Realized Gain on Investments..................
6,532
                                                 --------------
Net Increase in Net Assets
Resulting from Operations.....................     $
5,616,628
                                                 --------------
                                                 --------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets ----------------------------
-------------------------------
Increase (Decrease)                      Year Ended August
31,
in Net Assets                            1998
1997
Operations
   Net investment income..........   $   5,610,096     $
5,459,639
   Net realized gain on investment transactions................
      6,532
--
                                    ---------------    -----
-------
   Net increase in net assets
      resulting from operations...       5,616,628
5,459,639
                                    ---------------    -----
-------
Dividends and distributions to
   shareholders (Note 1)..........      (5,616,628) (5,459,639)
                                    ---------------    -----
-------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed..................     698,322,054
640,701,796
   Net asset value of shares
      issued in reinvestment of
      dividends...................       5,490,086
5,343,670
   Cost of shares reacquired......    (702,369,007)
(627,970,024)
                                    ---------------    -----
-------
   Net increase in net assets from
      Series share transactions...       1,443,133
18,075,442
                                    ---------------    -----
-------
Total increase....................       1,443,133
18,075,442
Net Assets
Beginning of year.................     199,471,735 181,396,293
                                    ---------------    --------
---
End of year.......................   $ 200,914,868 $199,471,735
                                    ---------------    --------
---
                                    ---------------    --------
---
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     7

                                        PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements           NEW JERSEY MONEY
MARKET SERIES -------------------------------------------------
------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered
under the Investment
Company Act of 1940 as an open-end management investment
company. The Fund was
organized as a Massachusetts business trust on May 18, 1984 and consists of 13
series. The monies of each series are invested in separate,
independently
managed portfolios. The New Jersey Money Market Series (the
'Series') commenced
investment operations on December 3, 1990. The Series is
nondiversified and
seeks to achieve its investment objective of providing the
highest level of
income that is exempt from New Jersey state and federal income taxes with a
minimum of risk by investing in 'investment grade' taxexempt securities
maturing within 13 months or less and whose ratings are within the two highest
ratings categories by a nationally recognized statistical
rating organization,
or if not rated, are of comparable quality. The ability of the issuers of the
securities held by the Series to meet their obligations may be affected by
economic developments in a specific state, industry or region. -----------------------------------------------------------Note
1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of
valuation involves valuing a security at its cost on the date of purchase and
thereafter assuming a constant amortization to maturity of any discount or
premium.
All securities are valued as of 4:30 p.m., New York time. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis. Expenses are recorded on the accrual basis which may require the
use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent of the Series to
continue to meet the requirements of the Internal Revenue Code applicable to
regulated investment companies and to distribute all of its net income to
shareholders. For this reason, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net
investment income.
Payment of dividends is made monthly.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles.
Custody Fee Credits: The Fund has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
-------Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly, at an
annual rate of .50 of 1% of the average daily net assets of
the Series.
The Series had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Series through
May 31, 1998.
Prudential Investment Management Services LLC ('PIMS') became the distributor of
the Fund effective June 1, 1998 and is serving the Fund under the same terms and
conditions as under the arrangement with PSI. The Series
compensated PSI and
PIMS for distributing and servicing the Series' shares pursuant to the plan of
distribution at an annual rate of .125 of 1% of the Series'
average daily net
assets. The distribution fee is accrued daily and payable
monthly.
PSI, PIFM, PIMS and PIC are (indirect) wholly owned
subsidiaries of The
Prudential Insurance Company of America. ---------------------- -------------------------------------Note 3. Other Transactions
with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
August 31, 1998, the
Series incurred fees of approximately $67,000 for the services of PMFS. As of
August 31, 1998, approximately $5,000 of such fees were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations include certain
out-of-pocket expenses paid to nonaffiliates. -----------------
--------------------------------------------------------------

                                        PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                    NEW JERSEY MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Year Ended August 31, -----------------------------------------

------------------1998    1997         1996         1995

1994

--------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.................................   $   1.00     $
1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized
gains(a)....................        .03          .03 .03    .03
 .02
Dividends and
distributions........................................
(.03)        (.03)        (.03)        (.03)        (.02)
--------     --------     --------     --------     --------
Net asset value, end of
year.......................................   $   1.00     $
1.00     $   1.00     $   1.00     $   1.00

--------     --------     --------     --------     --------

--------     --------     --------     --------     --------
TOTAL
RETURN(b):.................................................. .
2.87%        2.82%        2.92%        3.15%
1.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)......................................   $200,915
$199,472     $181,396     $182,453     $158,280
Average net assets
(000)...........................................   $198,647
$196,223     $192,617     $171,223     $169,123
Ratios to average net assets(a):
   Expenses, including distribution
fee............................        .73%         .73%
 .70%         .64%         .68%
   Expenses, excluding distribution
fee............................        .60%         .60%
 .57%         .51%         .55%
   Net investment
income...........................................
2.82%        2.78%        2.89%        3.11%        1.87%

---------------
(a) Net of custodian fee credit.
(b) Total return includes reinvestment of dividends and
distributions. ------------------------------------------------
-------------------------------
See Notes to Financial Statements.     9

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants           NEW JERSEY MONEY
MARKET SERIES -------------------------------------------------
------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New Jersey Money Market
Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
New Jersey Money Market Series (the 'Fund', one of the portfolios constituting
Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August
31, 1998 by
correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998 ----------------------------------------------
---------------------------------

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information (Unaudited)    NEW JERSEY
MONEY MARKET SERIES -------------------------------------------
------------------------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1998,
dividends paid from
net investment income of $.03 per share were federally tax
exempt interest
dividends. ----------------------------------------------------
---------------------------

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

---------------------------------------------------------------
---------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

---------------------------------------------------------------
---------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -
- not just
based on the current investment fad.

---------------------------------------------------------------
---------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls - sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three 100
Mulberry Street Newark, NJ
07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation Prudential
Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M762        MF147E


(ICON)

Prudential
Municipal
Series Fund
-------------------
New York Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
New York Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the
U.S.
government. During the same period, your Prudential
Municipal
Series Fund -- New York Series performed in line with the average comparable fund tracked by Lipper Analytical
Services.

Cumulative Total Returns1
As
of 8/31/98
                   One       Five              Ten
Since
                   Year      Years            Years
Inception2
Class A            8.71%  31.79% (31.57)        N/A
91.14% (90.83)
Class B            8.28   29.19  (28.98)  105.66%
(105.33)  201.10  (200.61)
Class C            8.01        N/A              N/A
30.30   (30.09)
Class Z            8.81        N/A              N/A
14.27
Lipper NY Muni
Debt Fd. Avg.3     8.27       30.03
114.43
***

Average Annual Total Returns1
As
of 9/30/98
         One       Five          Ten
Since
         Year      Years        Years
Inception2
Class A  5.86%  5.13% (5.10)       N/A
7.56%
(7.54)
Class B  3.78   5.21  (5.17)  7.48% (7.46)      8.29
(8.28)
Class C  7.51       N/A            N/A          6.97
(6.93)
Class Z  9.24       N/A            N/A
8.57

Distributions & Yields
As
of 8/31/98

Taxable
Equivalent Yield4
          Total Distributions     30-Day
At
Tax Rates Of
            Paid for 12 Mos.     SEC Yield
36%
39.6%
Class A         $0.66              4.09%
6.86%
7.27%
Class B         $0.61              3.82
6.41
6.79
Class C         $0.58              3.58
6.01
6.36
Class Z         $0.68              4.32
7.25
7.68

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and
Lipper Analytical
Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%,
2%, 1%
and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Class Z shares are not subject to a sales charge or distribution fee. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B,
9/13/84;
Class C,
8/1/94; and Class Z, 12/6/96.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the New
York Municipal
Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 89.78% for
Class
A; 224.62%
for Class B; 32.39% for Class C; and 12.98% for
Class Z
based on
all funds in each share class.Source: Lipper
Analytical
Services.
Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide
12-
month total
returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk.
The greater the risk, the larger the potential reward or loss.
In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have
received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their
prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This
investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Christian Smith, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Series' investment objective is to maximize current income that is exempt from New York state, New York city and federal income taxes, consistent with the preservation of capital.
Certain shareholders may be subject to the federal alternative minimum tax (AMT). There can be no assurance that the
Series
will achieve its investment objective.

Twice Is Nice.
Strong revenue growth from Wall Street, recent budget surpluses and restraint in spending were among the factors that prompted the two major U.S. credit rating agencies to upgrade
New York
City's general obligation bond ratings during the past
12 months.
Moody's raised the rating to A3 from Baa1, and Standard
& Poor's
Corp. upgraded it to A-minus from BBB-plus.

Strategy Session.
Main Street Meets Moscow.

Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about.
Thousands
of Southeast Asian businesses failed, riots erupted in
Indonesia,
and the Japanese economy -- the second largest in the world -- sank into a recession. To the north, Russian President
Boris
Yeltsin
sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United States, where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in
Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing $146.4 billion of long-term tax-exempt bonds in the first six months of
1998, a
51% increase over the comparable period in 1997.
Indeed, the
Long Island Power Authority issued $4.9 billion of bonds in May, the largest municipal bond issue ever.

Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages.
Thus, municipal bonds cheapened relative to Treasuries so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as Treasuries in late August, well above the historical average of roughly 87%.

       Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 8/31/98.
           (PIE CHART)

What Went Well.
Search For Solid Yields.

Finding New York securities with attractive yields proved difficult from time to time as the Bond Buyer
Revenue
Bond
Index, a weekly average of long-term municipal bond yields, remained below 5.50% for most of the past 12 months.
We
therefore
worked closely with our team of research analysts to identify lower-quality bonds that offered solid yields relative to the amount of credit risk involved. Purchasing these below-investment-grade bonds, which accounted for slightly more than five percent of the Series' total investments as of August 1998, helped boost our returns.

A Is For (The Big) Apple.
For the first time in many years, both major credit rating agencies have awarded New York City general obligation bonds a rating in the "A" category. All we can say is, it's about time.
We began
increasing our holdings of the bonds in the summer of
1996 because
we expected fewer of them to be issued as the city neared its debt limit. In addition, New York City's financial health was clearly improving, helped by revenues from the booming financial sector and spending cuts, among other factors. The bonds comprised about
14% of the Series' total investments as of August
1998.

      Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
        (PIE CHART)

And Not So Well.
We Jumped The Gun.
Noncallable bonds performed well during the debt market rally because they cannot be retired prior to their maturity dates no matter how sharply interest rates decline. We took profits on some of our noncallable bonds, which fell to 36% of the
Series' total investments as of August 1998 from 38% in
August of last year. In hindsight, we should have held on to them since bond prices continued to soar. Shortly after the reporting period ended, both the 30-year
Treasury
bond yield and the Bond Buyer Revenue Bond Index fell to record lows.

Five LargestIssuers.
14.1%  New York City
       General Obligation
 5.5%  New York St. Urban Dev.
       Corp., Sub. Lien Corp.
 5.0%  New York State
       Urban Dev. Corp.
 4.5%  New York State Local
       Gov't Assistance Corp.
 4.1%  New York State
       Dorm. Auth. Revenue

Expressed as a percentage of net assets as of 8/31/98.

Looking Ahead.
Should U.S. economic growth continue to moderate and global stock markets remain volatile, we believe strong investor demand for Treasuries could push bond prices even higher and interest rates lower. Accordingly, we plan to maintain a long duration (a measure of sensitivity to interest rate changes) that will enable the Series to more fully benefit from any further gains in municipal bond prices.

We cannot rule out the risk of an economic downturn in the
United States next year. To protect the Series, we are closely monitoring the portfolio's credit quality, ever mindful that lower-rated bonds tend to perform poorly when the economy contracts.

President's Letter
September
22, 1998

                   The Easy Way To Invest.

Dear Shareholder:

There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.

Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class B shares of the
Prudential Municipal Series Fund -- New York Series would have grown $8,951 more if all dividends and capital gains were reinvested over a 10-year period ended August
31,
1998.
(Our figures include the maximum deduction of applicable sales charges.)

Reinvestment of distributions cannot guarantee positive returns
(no investment strategy can) and individual results may vary.
However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain. And here's another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you?
That's a
decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer Service at 1-800-
225-
1852.

Thank you for your confidence in Prudential mutual funds.


Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
LONG-TERM INVESTMENTS--99.4%
----------------------------------------------------
---
----------------------------------------------------
---
----------------
City of Elmira, Wtr. Impvt., Ser. 96 B, A.M.B.A.C.
Aaa               5.95%       3/01/16   $  5,395 (e)
$
5,865,876
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle
Baa2              6.625       7/01/12        500
540,080
   Coll. of New Rochelle
Baa2              6.75        7/01/22      2,000
2,164,600
Dutchess Cnty. Res. Rec. Agcy. Rev., Solid Waste
Mgmt.,
   Ser. A, F.G.I.C.
Aaa               7.50        1/01/09      1,150
1,229,569
Islip Res. Rec., Ser. B, A.M.B.A.C., A.M.T.
Aaa               7.20        7/01/10      1,745
2,153,522
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp.
Rev.,
   A.M.T.
Baa1              7.20       12/01/20      1,500
1,664,415
Long Island Pwr. Auth., Ser. A
Aaa               5.50       12/01/13      3,000
3,289,890
Metro Trans. Auth. Facs. Rev.,
   Cap. Apprec., Ser. N, F.G.I.C.
Aaa              Zero         7/01/13      4,000
1,976,360
   Commuter Facs., Ser. A
Baa1             5.25         7/01/28      5,000
5,030,300
   Commuter Facs., Ser. A, F.G.I.C.
Aaa              5.60         7/01/09        500
546,125
   Commuter Facs., Ser. A, F.G.I.C.
Aaa              5.70         7/01/10      1,000
1,095,660
   Trans. Facs. Rev., Ser. A, F.S.A.
Aaa              5.60         7/01/09      2,900
3,167,525
   Trans. Facs. Rev., Ser. A, F.S.A.
Aaa              5.70         7/01/10      4,600
5,040,036
   Trans. Facs. Rev., Ser. N, F.G.I.C.
Aaa              Zero         7/01/12      5,575
2,908,199
Metro Trans. Auth., New York Svc. Contract,
   Cap. Apprec., Ser. 7, M.B.I.A.
Aaa             Zero          7/01/08      7,185
4,683,398
   Commuter Facs., Ser. O
Baa1              5.50        7/01/17      2,500
2,654,325
   Trans. Facs. Rev., Ser. O
Baa1              5.75        7/01/13      1,975
2,163,514
New York City Ind. Dev. Agcy.,
   Field Hotel Assoc., Ltd. Partnership
NR                6.00       11/01/28      1,000 (f)
998,380
   Laguardia Assoc., Ltd. Partnership Proj.
NR                6.00       11/01/28      2,000 (f)
1,996,760
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   Brooklyn Navy Yard Part., A.M.T.
Baa3              5.75       10/01/36      4,000
4,110,360
   U.S.T.A. National Tennis Center Proj., F.S.A.
Aaa               6.375      11/15/14      1,000
1,120,840
   Y.M.C.A. Of Greater N.Y. Proj.
Aaa               8.00        8/01/16      1,350 (b)
1,524,460
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys.
Rev.,
   Ser. B
A2                5.875       6/15/26      2,000
2,136,260
New York City Trans. Fin. Auth. Rev.,
   Future Tax Secd.
Aa3               5.00        8/15/13        500
508,430
   Future Tax Secd.
Aa3               5.00        8/15/17      2,000
2,001,620
   Future Tax Secd.
Aa3               4.75        5/01/23      3,000
2,881,830
New York City Trust, Cultural Res. Rev., American
Museum
   of Natl. History, Ser. A, M.B.I.A.
Aaa               5.65        4/01/22      2,500
2,657,325
New York City, Gen. Oblig.,
   Ser. A
Aaa               7.75        3/15/03      3,330 (b)
3,581,348
   Ser. B
A3                8.00        6/01/99         70
72,258
   Ser. B
A3                7.50        2/01/01      4,000
4,323,760

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
New York City, Gen. Oblig., (cont'd.)
   Ser. D
Aaa               8.00%       8/01/03   $  2,220 (b)
$
2,508,822
   Ser. D
A3                8.00        8/01/03        280
313,779
   Ser. D
Aaa               7.70        2/01/09      2,795 (b)
3,175,036
   Ser. D
A3                7.70        2/01/09        245
275,540
   Ser. F
Aaa               8.20       11/15/03      2,515 (b)
2,884,177
   Ser. F
A3                8.20       11/15/03        485
551,135
   Ser. G
A3                5.75       10/15/12      7,085
7,628,490
   Ser. G
A3                5.875      10/15/14      2,500
2,705,000
   Ser. H
A3                6.00        8/01/17      2,400
2,617,056
   Ser. I
A3                6.10        4/15/10      2,000
2,219,500
   Ser. I
A3                6.25        4/15/27      2,835 (b)
3,275,871
   Ser. I
A3                6.25        4/15/27      3,165
3,480,835
New York St. Dorm. Auth. Rev.,
   Albany Cnty. Airport
Baa1              5.25        4/01/17      3,760
3,798,878
   City Univ. Refunding Bonds
Baa1              6.00        7/01/14      6,500
7,342,205
   City Univ. Sys. Cons., Ser. D
Baa1              7.00        7/01/09      1,880
2,198,096
   Coll. & Univ. Ed., M.B.I.A., A.M.T.
Aaa             Zero          7/01/04      2,255
1,777,594
   Episcopal Hlth. Svcs., G.N.M.A.
AAA(d)            7.55        8/01/29      3,000
3,182,940
   Mental Hlth. Svcs. Facs. Impvt., Ser. B
A3                6.50        8/15/11      3,000
3,519,480
   Mental Hlth. Svcs. Facs. Impvt., Ser. B
A3                5.625       2/15/21      2,000
2,092,480
   New York St. Dept. Hlth.
Baa1              5.00        7/01/24      2,500
2,422,300
   Spec. Act. Sch. Districts, F.G.I.C.
Aaa               7.00        7/01/13      3,050
3,272,894
   St. Univ. Edl. Facs., Ser. A
A3                5.25        5/15/15      8,600
9,050,726
   St. Univ. Edl. Facs., Ser. A, M.B.I.A.
Aaa               4.75        5/15/25      2,500
2,411,825
New York St. Energy Resch. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., Ser. B, M.B.I.A., A.M.T.
Aaa               6.75        2/01/24      2,000 (e)
2,192,040
   Con. Edison Co., Ser. A, A.M.T.
A1                7.50        1/01/26      4,775
5,022,679
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
   Ser. C
Aaa               5.35        7/15/07      2,000
2,162,640
   Ser. C
Aaa               5.45        7/15/08      3,090
3,357,471
   Ser. C
Aaa               5.55        7/15/09      1,375
1,495,326
   Ser. E
Aaa               6.50        6/15/14        965 (b)
1,051,985
   Ser. E
Aaa               6.50        6/15/14         35
37,902
   St. Wtr. Revolving Fund, Ser. B
Aa2               7.50        3/15/11      1,300
1,350,219
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.
Aa                7.05        8/15/24      1,000
1,074,600
   St. Univ. Constr.
Aaa               8.00        5/01/11      3,600 (e)
4,693,140
New York St. Local Gov't. Assist. Corp.,
   Ser. C
A3              Zero          4/01/14     11,882
5,579,668
   Ser. E
A3                6.00        4/01/14      6,135 (e)
7,030,956

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Mental Hlth. Svcs., Ser. A
Aaa               7.50%       8/15/07   $    505 (b)
$
557,984
   Mental Hlth. Svcs., Ser. A
A3                7.50        8/15/07        310
339,912
   New York Hosp., Ser. A, A.M.B.A.C., F.H.A.
Aaa               6.50        8/15/29      3,000 (b)
3,458,250
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge., Ser. 55
Aa2               5.95       10/01/17      2,000
2,122,840
   Homeowner Mtge., Ser. 60, A.M.T.
Aa2               6.00       10/01/22      8,000 (e)
8,512,560
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev.,
Ser.
   A
A+(d)             6.75        3/15/11      3,000 (b)
3,312,510
New York St. Thrwy. Auth.,
   Highway & Bridge Trust Fund, Ser. B, F.G.I.C.
Aaa               6.00        4/01/14      2,220 (b)
2,479,274
   Svc. Contract Rev., Local Highway & Bridge
Baa1              6.45        4/01/15      1,000
1,115,200
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., A.M.B.A.C.
Aaa             Zero          1/01/08     10,000
6,661,700
   St. Facs.
Baa1              5.75        4/01/11      5,000
5,469,300
   St. Facs.
Baa1              5.75        4/01/12      5,750
6,290,270
   St. Facs.
Baa1              5.60        4/01/15      2,000
2,150,520
   Subordinated Lien Corp.
A2                5.50        7/01/16     10,000
10,376,100
   Subordinated Lien Corp.
A2                5.50        7/01/22      5,000
5,168,400
Orange County Ind. Dev. Agcy., The Glen Arden Inc.
Proj.        NR                5.70        1/01/28
1,250        1,256,838
Port Authority of New York & New Jersey, Ser. 70,
A.M.T.        A1                7.25        8/01/25
1,000        1,062,510
Puerto Rico Commonwealth,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.
Baa1            Zero          7/01/15      1,250
547,938
   Gen. Oblig.
Baa1            Zero          7/01/14      2,000
927,860
   Gen. Oblig., A.M.B.A.C.
Aaa               7.00        7/01/10      6,500 (e)
8,052,265
   Pub. Impvt. Rfdg., M.B.I.A.
Aaa               7.00        7/01/10      1,250
1,548,512
Puerto Rico Ind. Tourist Edl. Med. & Envr. Ctrl.
Facs.
   Fin. Auth., Hosp. Rev., M.B.I.A.
Aaa               5.50        7/01/26      2,500
2,620,450
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Gov't.
Facs.,
   Ser. A, A.M.B.A.C.
Aaa               6.25        7/01/15      2,050
2,420,578
Rensselaer Cnty.,
   Cap. Apprec., Ser. A, A.M.B.A.C.
Aaa             Zero          6/01/12      2,442
1,266,910
   Cap. Apprec., Ser. A, A.M.B.A.C.
Aaa             Zero          6/01/13      2,372
1,164,818
Rockland Cnty. Solid Waste Mgmt. Auth., Ser. B,
   A.M.B.A.C., A.M.T.
Aaa               5.625      12/15/14      1,585
1,698,058
Scotia Hsg. Auth. Rev., Coburg Village Inc. Proj.,
Ser.
A       NR                6.20        7/01/38
4,000        4,029,600
Syracuse Ind. Dev. Agcy., Crouse Hlth. Hosp. Inc.
Proj.,
   Ser. A
BBB(d)            5.25        1/01/16      1,500
1,483,905
Triborough Bridge & Tunl. Auth. Rev., Ser. A,
M.B.I.A.
Aaa               6.00        1/01/10      2,000
2,281,120
Virgin Islands Pub. Fin. Auth. Rev., Matching Fund
Loan,
   Ser. E
NR                5.875      10/01/18      2,250
2,329,672
Watervliet Hsg. Auth., Sen. Res. Beltrone Lvng. Ctr.
   Proj., Ser. A
NR                6.125       6/01/38      4,000
4,007,160

------------
Total long-term investments (cost $251,620,874)
$276,553,324

------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     5

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
SHORT-TERM INVESTMENTS--0.6%
New York St. Energy Resch. & Dev. Auth., F.R.D.D.,
   Niagara Mohawk Pwr. Corp., Ser. 85B
P1                3.40%       9/01/98   $    300
$
300,000
   Niagara Mohawk Pwr. Corp., Ser. 85C
P1                3.40        9/01/98        100
100,000
Port Auth. of New York & New Jersey, F.R.D.D.
   Ser. 2
VMIG1             3.20        9/01/98        200
200,000
   Ser. 3
VMIG1             3.35        9/01/98      1,000
1,000,000

------------
Total short-term investments (cost $1,600,000)
1,600,000

------------
Total Investments--100.0%
(cost $253,220,874; Note 4)
278,153,324
Other assets in excess of liabilities--0.0%
994

------------
Net Assets--100%
$278,154,318

------------

------------

---------------
(a) The following abbreviations are used in
portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (c).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage
Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Prerefunded issues are secured by escrowed cash
and/or direct U.S.
guaranteed obligations.
(c) For purposes of amortized cost valuation, the
maturity date of Floating Rate
    Demand Notes is considered to be the later of
the
next date on which the
    security can be redeemed at par, or the next
date
on which the rate of
    interest is adjusted.
(d) Standard & Poor's Rating.
(e) All or partial principal amount pledged as
collateral for financial futures
    contracts and delayed settlement securities.
(f) Represents delayed settlement securities.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information
contains a description of
Moody's and Standard & Poor's ratings.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     6

PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NEW
YORK
SERIES
----------------------------------------------------
---
-------------------------

Assets
August 31, 1998
Investments, at value (cost
$253,220,874).......................................
 ...
 .......................       $ 278,153,324
Cash................................................
 ...
 ...................................................
69,833
Interest
receivable..........................................
 ...
 ..........................................
3,525,550
Receivable for Series shares
sold................................................
 ...
 ......................             368,189
Due from broker - variation
margin..............................................
 ...
 .......................               8,750
Prepaid expenses and other
assets..............................................
 ...
 ........................               7,410

---------------
   Total
assets..............................................
 ...
 ..........................................
282,133,056

---------------
Liabilities
Payable for investments
purchased...........................................
 ...
 ...........................           3,033,500
Payable for Series shares
reacquired..........................................
 ...
 .........................             448,977
Dividends
payable.............................................
 ...
 .........................................
213,266
Management fee
payable.............................................
 ...
 ....................................
117,132
Accrued
expenses............................................
 ...
 ...........................................
104,241
Distribution fee
payable.............................................
 ...
 ..................................
57,495
Deferred trustee's
fees................................................
 ...
 ................................               4,127

---------------
   Total
liabilities.........................................
 ...
 ..........................................
3,978,738

---------------
Net
Assets..............................................
 ...
 ...............................................
$
278,154,318

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.................................................
 ...
 ..............       $     226,137
   Paid-in capital in excess of
par.................................................
 ...
 ...................         250,857,999

---------------

251,084,136
   Accumulated net realized gain on
investments.........................................
 ...
 ...............           2,038,357
   Net unrealized appreciation on
investments.........................................
 ...
 .................          25,031,825

---------------
Net assets, August 31,
1998................................................
 ...
 ............................       $ 278,154,318

---------------

---------------
Class A:
   Net asset value and redemption price per share
      ($176,555,332 / 14,355,378 shares of
beneficial
interest issued and outstanding)....................
$12.30
   Maximum sales charge (3% of offering
price)..............................................
 ...
 ...........                 .38

---------------
   Maximum offering price to
public..............................................
 ...
 ......................              $12.68

---------------

---------------
Class B:
   Net asset value, offering price and redemption
price
per share
      ($99,822,784 / 8,113,950 shares of beneficial
interest issued and
outstanding)......................
$12.30

---------------

---------------
Class C:
   Net asset value, offering price and redemption
price
per share
      ($1,279,421 / 103,995 shares of beneficial
interest issued and
outstanding).........................
$12.30

---------------

---------------
Class Z:
   Net asset value, offering price and redemption
price
per share
      ($496,781 / 40,350 shares of beneficial
interest
issued and outstanding)............................
$12.31

---------------

---------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     7

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
----------------------------------------------------
---
-----

Year
Ended
Net Investment Income
August
31, 1998
Income
   Interest...................................
$15,870,638
                                                 ---
---
---------
Expenses
   Management fee.............................
1,401,539
   Distribution fee--Class A..................
174,485
   Distribution fee--Class B..................
523,267
   Distribution fee--Class C..................
7,268
   Transfer agent's fees and expenses.........
140,000
   Custodian's fees and expenses..............
84,000
   Reports to shareholders....................
74,000
   Registration fees..........................
40,000
   Legal fees and expenses....................
12,000
   Audit fees and expenses....................
10,000
   Trustees' fees.............................
4,000
   Miscellaneous expense......................
8,321
                                                 ---
---
---------
      Total expenses..........................
2,478,880
   Less: Custodian fee credit.................
(5,347)
                                                 ---
---
---------
      Net expenses............................
2,473,533
                                                 ---
---
---------
Net investment income.........................
13,397,105
                                                 ---
---
---------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions....................
3,109,044
   Financial futures transactions.............
(784,073)
                                                 ---
---
---------

2,324,971
                                                 ---
---
---------
Net change in unrealized appreciation on:
   Investments................................
7,201,384
   Financial futures contracts................
99,375
                                                 ---
---
---------

7,300,759
                                                 ---
---
---------
Net gain on investments.......................
9,625,730
                                                 ---
---
---------
Net Increase in Net Assets Resulting from
Operations....................................
$23,022,835
                                                 ---
---
---------
                                                 ---
---
---------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
----------------------------------------------------
---
-----

Increase (Decrease)                      Year Ended
August 31,
in Net Assets                            1998
1997
Operations
   Net investment income..........   $  13,397,105
$ 14,824,301
   Net realized gain on investment
      transactions................       2,324,971
1,136,405
   Net change in unrealized
      appreciation of
      investments.................       7,300,759
9,791,072
                                    ---------------
------------
   Net increase in net assets
      resulting from operations...      23,022,835
25,751,778
                                    ---------------
------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A.....................      (8,602,581)
(8,959,583)
      Class B.....................      (4,742,947)
(5,828,376)
      Class C.....................         (41,511)
(35,922)
      Class Z.....................         (10,066)
(420)
                                    ---------------
------------
                                       (13,397,105)
(14,824,301)
                                    ---------------
------------
   Distributions in excess of net
      investment income
      Class A.....................         (87,902)
(59,069)
      Class B.....................         (53,544)
(42,280)
      Class C.....................            (428)
(262)
      Class Z.....................             (33)
--
                                    ---------------
------------
                                          (141,907)
(101,611)
                                    ---------------
------------
   Distributions from net realized gains
      Class A.....................        (720,509)
(3,839,493)
      Class B.....................        (438,881)
(2,748,185)
      Class C.....................          (3,511)
(17,035)
      Class Z.....................            (274)
(4)
                                    ---------------
------------
                                        (1,163,175)
(6,604,717)
                                    ---------------
------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      16,534,022
11,515,705
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............       8,971,237
13,270,052
   Cost of shares reacquired......     (41,609,077)
(47,746,814)
                                    ---------------
------------
   Net decrease in net assets from
      Series share transactions...     (16,103,818)
(22,961,057)
                                    ---------------
------------
Total decrease....................      (7,783,170)
(18,739,908)
Net Assets
Beginning of year.................     285,937,488
304,677,396
                                    ---------------
------------
End of year.......................   $ 278,154,318
$285,937,488
                                    ---------------
------------
                                    ---------------
------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     8

                                     PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements        NEW YORK SERIES
----------------------------------------------------
---
-------------------------
Prudential Municipal Series Fund (the 'Fund') is
registered under the Investment
Company Act of 1940 as an open-end investment
company.
The Fund was organized as
a Massachusetts business trust on May 18, 1984 and
consists of 13 series. The
monies of each series are invested in separate,
independently managed
portfolios. The New York Series (the 'Series')
commenced investment operations
in September 1984. The Series is diversified and its
investment objective is to
maximize current income that is exempt from New York
State, New York City and
federal income taxes consistent with the
preservation
of capital, and in
conjunction therewith, the Series may invest in debt
securities with the
potential for capital gain. The Series seeks to
achieve
the objective by
investing primarily in New York State, municipal and
local government
obligations and obligations of other qualifying
issuers. The ability of the
issuers of the securities held by the Series to meet
their obligations may be
affected by economic developments in a specific
state,
industry or region.
----------------------------------------------------
---
-----
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its
financial statements.
Securities Valuations: The Series values municipal
securities (including
commitments to purchase such securities on a 'when-
issued' basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers,
market transactions in
comparable securities and various relationships
between
securities in
determining values. If market quotations are not
readily available from such
pricing service, a security is valued at its fair
value
as determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60
days
are valued at current
market quotations. Short-term securities which
mature
in 60 days or less are
valued at amortized cost.
All securities are valued as of 4:15 p.m., New York
time.
Financial Futures Contracts: A financial futures
contract is an agreement to
purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an
amount of cash and/or other
assets equal to a certain percentage of the contract
amount. This amount is
known as the 'initial margin.' Subsequent payments,
known as 'variation margin,'
are made or received by the Series each day,
depending
on the daily fluctuations
in the value of the underlying security. Such
variation
margin is recorded for
financial statement purposes on a daily basis as
unrealized gain or loss. When
the contract expires or is closed, the gain or loss
is
realized and is presented
in the statement of operations as net realized gain
(loss) on financial futures
contracts.
The Series invests in financial futures contracts in
order to hedge its existing
portfolio securities or securities the Series
intends
to purchase, against
fluctuations in value caused by changes in
prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not
achieve the anticipated
benefits of the financial futures contracts and may
realize a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and
the
underlying hedged assets.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses
on sales of securities are
calculated on the identified cost basis. Interest
income is recorded on the
accrual basis. The Series amortizes premiums and
accretes original issue
discount paid on purchases of portfolio securities
as
adjustments to interest
income. Expenses are recorded on the accrual basis
which may require the use of
certain estimates by management.
Net investment income (other than distribution
fees),
and unrealized and
realized gains or losses are allocated daily to each
class of shares based upon
the relative proportion of net assets of each class
at
the beginning of the day.
Federal Income Taxes: For federal income tax
purposes,
each series in the Fund
is treated as a separate taxpaying entity. It is the
intent of the Series to
continue to meet the requirements of the Internal
Revenue Code applicable to
regulated investment companies and to distribute all
of
its net income to
shareholders. For this reason, no federal income tax
provision is required.
Dividends and Distributions: The Series declares
daily
dividends from net
investment income. Payment of dividends is made
monthly. Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions
are
determined in accordance
with income tax regulations which may differ from
generally accepted accounting
principles.
Custody Fee Credits: The Fund has an arrangement
with
its custodian bank,
whereby uninvested monies earn credits which reduce
the
fees charged by the
custodian.
Reclassification of Capital Accounts: The Fund
accounts
and reports for
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants' Statement of Position
93-
2: Determination,
Disclosure, and Financial Statement Presentation of
Income, Capital Gain, and
Return of Capital Distributions by Investment
Companies.
----------------------------------------------------
---
-------------------------
                                       9

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW YORK
SERIES
----------------------------------------------------
---
-------------------------
The effect of applying this statement was to
increase
undistributed net
investment income and decrease accumulated net
realized
gain by $141,907, due to
the sale of securities purchased with market
discount
during the year ended
August 31, 1998. Net investment income, net realized
gains and net assets were
not affected by this change.
----------------------------------------------------
---
-----
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement
with The Prudential
Investment Corporation ('PIC'); PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays
for the cost of the
subadviser's services, the compensation of officers
and
employees of the Fund,
occupancy and certain clerical and bookkeeping costs
of
the Fund. The Fund bears
all other costs and expenses.
The management fee paid PIFM is computed daily and
payable monthly, at an annual
rate of .50 of 1% of the average daily net assets of
the Series.
The Fund had a distribution agreement with
Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class
A,
Class B, Class C and
Class Z shares of the Fund through May 31, 1998.
Prudential Investment
Management Services LLC ('PIMS') became the
distributor
of the Fund effective
June 1, 1998 and is serving the Fund under the same
terms and conditions as
under the arrangement with PSI. The Fund compensated
PSI and PIMS for
distributing and servicing the Fund's Class A, Class
B
and Class C shares,
pursuant to plans of distribution, (the 'Class A, B
and
C Plans'), regardless of
expenses actually incurred by them. The distribution
fees are accrued daily and
payable monthly. No distribution or service fees are
paid to PSI or PIMS as
distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund
compensates PIMS for
distribution-related activities at an annual rate of
up
to .30 of 1%, .50 of 1%
and 1% of the average daily net assets of the Class
A,
B and C shares,
respectively. Such expenses under the Plans were .10
of
1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B
and C shares, respectively,
for the year ended August 31, 1998.
PSI and PIMS have advised the Series that they
received
approximately $24,600 in
front-end sales charges resulting from sales of
Class A
shares during the year
ended August 31, 1998. From these fees, PSI and PIMS
paid such sales charges to
affiliated broker-dealers, which in turn paid
commissions to salespersons and
incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year
ended August 31, 1998, they
received approximately $143,000 and $2,000 in
contingent deferred sales charges
imposed upon certain redemptions by Class B and C
shareholders, respectively.
PSI, PIFM, PIMS and PIC are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered
investment companies (the
'Funds'), entered into a credit agreement (the
'Agreement') with an unaffiliated
lender. The maximum commitment under the Agreement
is
$200,000,000. Interest on
any such borrowings outstanding will be at market
rates. The purpose of the
Agreement is to serve as an alternative source of
funding for capital share
redemptions. The Series did not borrow any amounts
pursuant to the Agreement
during the year ended August 31, 1998. The Funds pay
a
commitment fee at an
annual rate of .055 of 1% on the unused portion of
the
credit facility. The
commitment fee is accrued and paid quarterly on a
pro
rata basis by the Funds.
The Agreement expired on December 30, 1997 and has
been
extended through
December 29, 1988 under the same terms.
----------------------------------------------------
---
-----
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly
owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year
ended August 31, 1998, the
Series incurred fees of approximately $106,000 for
the
services of PMFS. As of
August 31, 1998, approximately $8,000 of such fees
were
due to PMFS. Transfer
agent fees and expenses in the Statement of
Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
----------------------------------------------------
---
-----
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the
Series, excluding short-term
investments, for the year ended August 31, 1998 were
$89,291,552 and
$104,923,656, respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1998
was substantially the same as for financial
reporting
purposes and accordingly,
net unrealized appreciation on investments for
federal
income tax purposes was
$24,932,450 (gross unrealized appreciation--
$24,956,940, gross unrealized
depreciation--$24,490).
----------------------------------------------------
---
-------------------------

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW YORK
SERIES
----------------------------------------------------
---
-------------------------
During the year ended August 31, 1998, the Series
entered into financial futures
contracts. Details of open contracts at August 31,
1998
are as follows:

Value
at       Value at        Unrealized
  Number of                       Expiration
August
31,       Trade        Appreciation/
  Contracts           Type           Date
1998
Date        (Depreciation)
--------------    ------------    ----------    ----
---
---     ----------     --------------
Short Positions:
70                U.S. T-Bond     Sept. 1998
$8,863,750     $8,686,563       $ (177,187)
Long Positions:
70                U.S. T-Bond     Sept. 1998
8,898,750      8,622,188          276,562

--------------

$   99,375

--------------

--------------

----------------------------------------------------
---
-----
Note 5. Capital
The Series offers Class A, Class B, Class C and
Class Z
shares. Class A shares
are sold with a front-end sales charge of up to 3%.
Class B shares are sold with
a contingent deferred sales charge which declines from
5% to zero depending on
the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                Shares
Amount
-----------------------------------  -----------
---
---------
Year ended August 31, 1998:
Shares sold........................      439,455
$
5,329,691
Shares issued in reinvestment of
  dividends and distributions......      483,685
5,858,242
Shares reacquired..................   (1,885,411)
(22,838,785)
                                     -----------
---
---------
Net decrease in shares outstanding
  before conversion................     (962,271)
(11,650,852)
Shares issued upon conversion from
  Class B..........................      874,211
10,587,013
                                     -----------
---
---------
Net decrease in shares
  outstanding......................      (88,060)
$
(1,063,839)
                                     -----------
---
---------
                                     -----------
---
---------
Class A                                Shares
Amount
-----------------------------------  -----------
---
---------
Year ended August 31, 1997:
Shares sold........................      176,414
$
2,082,840
Shares issued in reinvestment of
  dividends and distributions......      679,483
8,017,121
Shares reacquired..................   (2,306,824)
(27,255,272)
                                     -----------
---
---------
Net decrease in shares outstanding
  before conversion................   (1,450,927)
(17,155,311)
Shares issued upon conversion from
  Class B..........................    1,615,708
19,137,484
                                     -----------
---
---------
Net increase in shares
  outstanding......................      164,781
$
1,982,173
                                     -----------
---
---------
                                     -----------
---
---------
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      821,187
$
9,961,080
Shares issued in reinvestment of
  dividends and distributions......      253,115
3,066,564
Shares reacquired..................   (1,518,526)
(18,407,575)
                                     -----------
---
---------
Net decrease in shares outstanding
  before conversion................     (444,224)
(5,379,931)
Shares reacquired upon conversion
  into
  Class A..........................     (873,853)
(10,587,013)
                                     -----------
---
---------
Net decrease in shares
  outstanding......................   (1,318,077)
$(15,966,944)
                                     -----------
---
---------
                                     -----------
---
---------
Year ended August 31, 1997:
Shares sold........................      773,889
$
9,162,180
Shares issued in reinvestment of
  dividends and distributions......      441,202
5,205,278
Shares reacquired..................   (1,701,083)
(20,093,682)
                                     -----------
---
---------
Net decrease in shares outstanding
  before conversion................     (485,992)
(5,726,224)
Shares reacquired upon conversion
  into
  Class A..........................   (1,615,362)
(19,137,484)
                                     -----------
---
---------
Net decrease in shares
  outstanding......................   (2,101,354)
$(24,863,708)
                                     -----------
---
---------
                                     -----------
---
---------
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................       63,757
$
772,337
Shares issued in reinvestment of
  dividends and distributions......        3,337
40,442
Shares reacquired..................      (28,392)
(345,599)
                                     -----------
---
---------
Net increase in shares
  outstanding......................       38,702
$
467,180
                                     -----------
---
---------
                                     -----------
---
---------
Year ended August 31, 1997:
Shares sold........................       20,539
$
243,216
Shares issued in reinvestment of
  dividends and distributions......        4,006
47,258
Shares reacquired..................      (33,707)
(397,860)
                                     -----------
---
---------
Net decrease in shares
  outstanding......................       (9,162)
$
(107,386)
                                     -----------
---
---------
                                     -----------
---
---------

----------------------------------------------------
---
-------------------------
                                       11

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements              NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Class Z                                Shares
Amount
-----------------------------------  -----------
---
---------
Year ended August 31, 1998:
Shares sold........................       38,915
$
470,914
Shares issued in reinvestment of
  dividends and distributions......          493
5,989
Shares reacquired..................       (1,413)
(17,118)
                                     -----------
---
---------
Net increase in shares
  outstanding......................       37,995
$
459,785
                                     -----------
---
---------
                                     -----------
---
---------
December 6, 1996 (a) through August
  31, 1997:
Shares sold........................        2,322
$
27,469
Shares issued in reinvestment of
  dividends and distributions......           33
395
                                     -----------
---
---------
Net increase in shares
  outstanding......................        2,355
$
27,864
                                     -----------
---
---------
                                     -----------
---
---------

---------------
(a) Commencement of offering of Class Z shares.
----------------------------------------------------
---
-------------------------
                                       12

                                        PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                    NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Class A
                                                  --
---
----------------------------------------------------
--

Year Ended August 31,
                                                  --
---
----------------------------------------------------
--

1998         1997         1996         1995
1994
                                                  --
---
---     --------     --------     --------     -----
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $
11.94     $  11.77     $  11.91     $  11.71     $
12.54
                                                  --
---
---     --------     --------     --------     -----
--
Income from investment operations
Net investment income.........................
 .60          .61(a)       .63(a)       .66(a)
 .67
Net realized and unrealized gain (loss) on
   investment transactions....................
 .42          .43         (.09)         .20
(.83)
                                                  --
---
---     --------     --------     --------     -----
--
   Total from investment operations...........
1.02         1.04          .54          .86
(.16)
                                                  --
---
---     --------     --------     --------     -----
--
Less distributions
Dividends from net investment income..........
(.60)        (.61)        (.63)        (.66)
(.67)
Distributions in excess of net investment
   income.....................................
(.01)          --(c)     --           --          --
Distributions from net realized gains.........
(.05)        (.26)        (.05)       --          --
                                                  --
---
---     --------     --------     --------     -----
--
   Total distributions........................
(.66)        (.87)        (.68)        (.66)
(.67)
                                                  --
---
---     --------     --------     --------     -----
--
Net asset value, end of year..................    $
12.30     $  11.94     $  11.77     $  11.91     $
11.71
                                                  --
---
---     --------     --------     --------     -----
--
                                                  --
---
---     --------     --------     --------     -----
--
TOTAL RETURN(b):..............................
8.71%        9.19%        4.53%        7.70%
(1.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................
$176,555     $172,471     $168,037     $163,025
$13,661
Average net assets (000)......................
$174,485     $173,963     $168,291     $ 95,024
$13,454
Ratios to average net assets:
   Expenses, including distribution fees......
 .73%         .68%(a)      .68%(a)      .69%(a)
 .74%
   Expenses, excluding distribution fees......
 .63%         .58%(a)      .58%(a)      .59%(a)
 .64%
   Net investment income......................
4.93%        5.15%(a)     5.24%(a)     5.65%(a)
5.46%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................
33%          43%          92%          57%
49%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     13

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                        NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Class B
                                                 ---
---
----------------------------------------------------
--

Year Ended August 31,
                                                 ---
---
----------------------------------------------------
--

1998
1997         1996         1995         1994
                                                 ---
---
--     --------     --------     --------     ------
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $
11.94     $  11.77     $  11.91     $  11.71     $
12.54
                                                 ---
---
--     --------     --------     --------     ------
--
Income from investment operations
Net investment income.........................
 .55          .56(a)       .58(a)       .61(a)
 .62
Net realized and unrealized gain (loss) on
   investment transactions....................
 .42          .43         (.09)         .20
(.83)
                                                 ---
---
--     --------     --------     --------     ------
--
   Total from investment operations...........
 .97          .99          .49          .81
(.21)
                                                 ---
---
--     --------     --------     --------     ------
--
Less distributions
Dividends from net investment income..........
(.55)        (.56)        (.58)        (.61)
(.62)
Distributions in excess of net investment
   income.....................................
(.01)          --(c)     --           --           -
-
Distributions from net realized gains.........
(.05)        (.26)        (.05)       --           -
-
                                                 ---
---
--     --------     --------     --------     ------
--
   Total distributions........................
(.61)        (.82)        (.63)        (.61)
(.62)
                                                 ---
---
--     --------     --------     --------     ------
--
Net asset value, end of year..................   $
12.30     $  11.94     $  11.77     $  11.91     $
11.71
                                                 ---
---
--     --------     --------     --------     ------
--
                                                 ---
---
--     --------     --------     --------     ------
--
TOTAL RETURN(b):..............................
8.28%        8.76%        4.12%        7.27%
(1.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................   $
99,823     $112,658     $135,764     $163,013
$331,982
Average net assets (000)......................
$104,653     $122,744     $152,656     $230,033
$350,564
Ratios to average net assets:
   Expenses, including distribution fees......
1.13%        1.08%(a)     1.08%(a)     1.11%(a)
1.14%
   Expenses, excluding distribution fees......
 .63%         .58%(a)      .58%(a)      .61%(a)
 .64%
   Net investment income......................
4.53%        4.75%(a)     4.84%(a)     5.30%(a)
5.06%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     14

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                       NEW YORK
SERIES
----------------------------------------------------
---
-------------------------

Class C                                  Class Z
                                                 ---
---
----------------------------------------------------
---
--     ----------

August 1,

1994(d)          Year

Year Ended August 31,                    Through
Ended
                                                 ---
---
------------------------------------------
August
31,     August 31,

1998
1997         1996           1995           1994
1998
                                                 ---
---
-     ------        -----          -----          --
---
-----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $
11.94     $11.77       $11.91         $11.71
$11.74         $11.95
                                                 ---
---
-     ------        -----          -----          --
---
-----
Income from investment operations
Net investment income.........................
 .52        .53(a)       .55(a)         .58(a)
 .04            .62
Net realized and unrealized gain (loss) on
   investment transactions....................
 .42        .43         (.09)           .20
(.03)           .42
                                                 ---
---
-     ------        -----          -----          --
---
-----
   Total from investment operations...........
 .94        .96          .46            .78
 .01           1.04
                                                 ---
---
-     ------        -----          -----          --
---
-----
Less distributions
Dividends from net investment income..........
(.52)      (.53)        (.55)          (.58)
(.04)          (.62)
Distributions in excess of net investment
   income.....................................
(.01)        --(c)     --             --
--
(.01)
Distributions from net realized gains.........
(.05)      (.26)        (.05)         --
--
(.05)
                                                 ---
---
-     ------        -----          -----          --
---
-----
   Total distributions........................
(.58)      (.79)        (.60)          (.58)
(.04)          (.68)
                                                 ---
---
-     ------        -----          -----          --
---
-----
Net asset value, end of period................   $
12.30     $11.94       $11.77         $11.91
$11.71         $12.31
                                                 ---
---
-     ------        -----          -----          --
---
-----
                                                 ---
---
-     ------        -----          -----          --
---
-----
TOTAL RETURN(b):..............................
8.01%      8.49%        3.86%          7.01%
0.06%          8.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............   $
1,279     $  780       $  876         $  529
$
142         $  497
Average net assets (000)......................   $
969     $  798       $  659         $  325         $
42         $  116
Ratios to average net assets:
   Expenses, including distribution fees......
1.38%      1.33%(a)     1.33%(a)       1.36%(a)
1.62%(f)        .63%
   Expenses, excluding distribution fees......
 .63%       .58%(a)      .58%(a)        .61%(a)
 .87%(f)        .63%
   Net investment income......................
4.28%      4.50%(a)     4.59%(a)       5.05%(a)
5.17%(f)       5.03%


December 6,

1996(e)

Through

August
31,

1997
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $
12.09
                                                ----
---
-----
Income from investment operations
Net investment income.........................
 .46(a)
Net realized and unrealized gain (loss) on
   investment transactions....................
 .12
                                                ----
---
-----
   Total from investment operations...........
 .58
                                                ----
---
-----
Less distributions
Dividends from net investment income..........
(.46)
Distributions in excess of net investment
   income.....................................
--(c)
Distributions from net realized gains.........
(.26)
                                                ----
---
-----
   Total distributions........................
(.72)
                                                ----
---
-----
Net asset value, end of period................    $
11.95
                                                ----
---
-----
                                                ----
---
-----
TOTAL RETURN(b):..............................
5.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $
28
Average net assets (000)......................    $
11
Ratios to average net assets:
   Expenses, including distribution fees......
 .58%(a)/(f)
   Expenses, excluding distribution fees......
 .58%(a)/(f)
   Net investment income......................
5.25%(a)/(f)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less
than a full year are not
    annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Annualized.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     15

PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              NEW
YORK
SERIES
----------------------------------------------------
---
-------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential
Municipal Series Fund,
New York Series (the 'Fund', one of the portfolios constituting Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October
14, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998

                                        PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                             NEW YORK
SERIES
----------------------------------------------------
---
-------------------------
We are required by the Internal Revenue Code to
advise
you within 60 days of the
Series' fiscal year end (August 31, 1998) as to the
federal tax status of
dividends paid by the Series during such fiscal
year.
Accordingly, we are
advising you that in the fiscal year ended August
31,
1998, dividends paid from
net investment income of $.60 per share for Class A
shares, $.55 per Class B
shares, $.52 per Class C shares and $.62 per Class Z
shares were all federally
tax-exempt interest dividends. In addition, the
Series
paid to Class A, B, C and
Z shares ordinary dividends of $.0181 (special
taxable
income and short-term
capital gain) which is taxable as such and a long-
term
capital gain distribution
of $0.038 which is taxable at 28% rate gain.
We wish to advise you that the corporate dividends
received deduction for the
Series is zero. Only funds that invest in U.S.
equity
securities are entitled to
pass-through a corporate dividends received
deduction.
In January 1999, you will be advised on IRS Form
1099
DIV or substitute 1099 DIV
as to the federal tax status of the dividends and
distributions received by you
in calendar year 1998.
----------------------------------------------------
---
-------------------------

/ / Prudential Muni Series Fund: New York Series
--- Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment.
-------------------------------------------------
Prudential Municipal Series Fund: New York Series vs. Lehman Brothers Municipal Bond Index.

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential
Municipal Series
Fund: New York Series (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Municipal Bond
Index
(the Index)
by portraying the initial account values at the commencement of operations of Class A, C, and Z shares, and for 10 years for
Class B shares, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class
B
shares,
1994 for Class C shares, and 1996 for Class Z shares.
For
purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b)
the
maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and
Class C shares, assuming full redemption on August
31,
1998;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to
Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.
Without
waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about
47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Average Annual Total
Returns - Class A
-------------------------                    Class A
  With Sales Load                            (GRAPH)
7.44% Since Inception (7.42%)
5.03% for 5 Years (5.00%)
5.45% for 1 Year

Without Sales Load
7.82% Since Inception (7.80%)
5.68% for 5 Years (5.64%)
8.71% for 1 Year


Average Annual Total
Returns - Class B
---------------------------                Class B
  With Sales Load                          (GRAPH)
8.21% Since Inception (8.20%)
7.48% for 10 Years (7.46%)
5.09% for 5 Years (5.06%)
3.28% for 1 Year

Without Sales Load
8.21% Since Inception (8.20%)
7.48% for 10 Years (7.46%)
5.26% for 5 Years (5.22%)
8.28% for 1 Year

Average Annual Total
Returns - Class C
---------------------------                Class C
  With Sales Load                          (GRAPH)
6.70% Since Inception (6.66%)
7.01% for 1 Year

Without Sales Load
6.70% Since Inception (6.66%)
8.01% for 1 Year


Average Annual Total
Returns - Class Z
---------------------------               Class Z
8.00% Since Inception                     (GRAPH)
8.81% for 1 Year

<PPAGE>
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M747  MF122E
74435M754
74435M523
74435M440

(ICON)
Prudential
Municipal
Series Fund
--------------------
New York
Money Market Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund New York Money
Market Series

Performance At A Glance.
U.S. interest rates -- including municipal money market yields
-- declined
over the past year as a deepening economic crisis in Asia, Russia, and Latin
America caused investors to take refuge in U.S. Treasuries.

Despite this low interest rate environment and dearth of short-term municipal securities, your Prudential Municipal Series Fund -- New York Money Market
Series provided an attractive, tax-advantaged return because we acted quickly to buy securities during the brief periods when money market yields increased.

Fund Facts                              As of 8/31/98

                         7-Day        Net Asset
Taxable Equivalent Yield*     Weighted Avg.     Net Assets
                      Current Yld.   Value (NAV)      @31%
@36%     @39.6%       Mat. (WAM)      (Millions)
NY Money
Market Series            2.67%            $1          4.15%
4.48%     4.75%        45 Days           $412
IBC Financial Data
Tax-Free State Specific
(SB & GP - NY) Avg.**    2.66%            $1          4.14%
4.46%     4.73%        47 Days            N/A

Note: Yields will fluctuate from time to time and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Series.

* Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Mondays. These are the data of all funds in the IBC Financial Data Tax-Free State Specific Average (Stock Broker
(SB) & General Purpose (GP) - New York) category as of August
31, 1998.

Tracking Tax-Free Money Fund Yields.
           (GRAPH)
How Investments Compared.
    (As of 8/31/98)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide
12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value and provide tax-free income. They don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Colleen Meehan, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Prudential Municipal Series Fund -- New York Money Market Series seeks to provide the highest level of current income that is exempt from federal, New
York state and New York City income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest in a portfolio of short-term municipal bonds with maturities of 13 months or less from the state of New York, its municipalities, local governments and other qualifying issuers
(such as Puerto Rico, Guam and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Big Apple Upgraded.
Strong tax revenue growth from Wall Street, recent budget surpluses and demonstrated restraint in spending were among the factors that prompted two major credit rating agencies to upgrade New York City's general obligation bond ratings during the past 12 months. Moody's raised the rating to A3 from Baa1, and Standard & Poor's Corp. upgraded it to A-minus from BBB plus.

Strategy Session. ---------------------------------------------
---------------------------------
Inflation Fears Fade.
Early in the autumn of 1997, investors worried that a booming U.S. economy was growing so fast it could fuel higher inflation, which erodes the value of a bond. Some even believed the Federal Reserve would react by increasing the federal funds rate (the rate banks charge each other for overnight loans) to slow the economy down.

However, an economic crisis that gripped Asia in October 1997 eventually spread around the globe and slowed U.S. economic growth. The domestic economy lost steam as cheaply priced Asian products flooded U.S. markets, while foreign demand for American-made goods dwindled. Not surprisingly, anticipation of a federal funds rate increase turned into hopes for a federal funds rate cut in
1998 as the economy shifted gears and inflation remained in check.

Asian Crisis Lifts Munis.
Meanwhile, the economic and political turmoil that spread from Asia to Russia and South America spurred demand for "safe haven" investments such as U.S.
Treasuries and municipal bonds. As a result, prices of Treasuries soared and yields fell, a trend that was also reflected in the taxexempt money markets.
Indeed, the Bond Buyer One-Year Note Index, a popular barometer of short-term municipal yields, fell to 3.47% in August 1998 from 3.82% in August of last year.

Municipal securities also did well as healthy local economies generated higher tax revenues which in turn reduced the borrowing needs of many state and local governments. New York City's vibrant economy has given rise to expectations for a $2.25 billion budget surplus in fiscal year 1998 and $1.0 billion surplus in fiscal year 1999. Some state and local governments also focused primarily on issuing longer-term bonds over the past 12 months because they could lock in rock-bottom interest rates for an extended period of time. These two factors decreased the supply of new municipal money market securities even though investor demand remained strong. This supply-demand imbalance led to even lower short-term municipal rates.

What Went Well. -----------------------------------------------
--
Timely Purchases.
We sought to keep the Series' weighted average maturity (WAM) longer than its competition throughout the past year. But our task was complicated by the low interest rate environment and fierce competition for the dwindling supply of attractively priced municipal money market securities. Demand was so great that some state and local governments were able to raise prices (and lower yields) on their newly issued securities and still attract buyers in droves.

There were times, however, when the market was temporarily flooded with short-term New York securities that provided good buying opportunities. In
June, many New York school districts issued securities to raise cash for the coming fiscal year. We were able to lock in attractive yields on securities of school districts located in upstate New York as well as in Nassau and Suffolk counties. These timely purchases extended the Series' WAM and helped it to weather the low interest rate period that usually occurs in July when the rush to reinvest cash from coupon payments and bond calls causes yields to decline.

And Not So Well. ----------------------------------------------
---
Shock Waves.
The Russian government devalued the ruble and defaulted on some of its short-term debt in August, sending shock waves through global financial markets. Stunned investors fled to the safest securities available. As a result, yields on Treasuries tumbled and municipal bonds went along for the ride. In hindsight, we should have invested more heavily in June when yields were significantly higher.

Looking Ahead. ------------------------------------------------
-
The Federal Reserve lowered the federal funds target rate by a quarter of a percentage point on September 29 and October 15 to keep the U.S. economic expansion on track. The rate now stands at 5.00% and further reductions may be possible as the Federal Reserve reviews economic data. Meanwhile, we plan to increase our holdings of securities that are easily convertible into cash.
This will prepare us to meet the flood of shareholder redemptions that typically occur in December. We also will be able to purchase higher-yielding securities that are typically available around the end of the year.

President's Letter
September 25, 1998 --------------------------------------------
----------------------------------
(PHOTO)
                          Guarding Against Uncertainty.

Dear Shareholder:
As we enter the final months of the year, the news from the financial markets is decidedly mixed. After setting record highs earlier, stocks, as measured by the Dow Jones Industrial Average, experienced a series of sell-offs that may signal an end to the eight-year run of double-digit returns to investors.

Amid this uncertainty there was also good news to report. Bonds appreciated as investors fled troubled Asian and other emerging markets for the safe haven of
U.S. debt securities -- especially Treasuries. The U.S.
economy remains strong,
with steady growth and low inflation. How long these trends will hold, no one knows.

Guarding against uncertainty in the current market environment can be challenging. That's why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall -- that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain in value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,

Brian M. Storms, President
Prudential Investments

Portfolio of Investments as           PRUDENTIAL MUNICIPAL
SERIES FUND
of August 31, 1998                    NEW YORK MONEY MARKET
SERIES --------------------------------------------------------
-----------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
                                                           ----
---------------------------------------------------------------
---------------------------------------------------------
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser. 85,
   S.E.M.O.T.
A-1+(d)           3.75%      11/01/98   $  3,100     $
3,100,000
Babylon Ind. Dev. Agcy.,
   Ser. 89, F.R.D.D., A.M.T.
A-1+(d)           3.35        9/01/98      2,000
2,000,000
   Ser. 98, F.R.W.D.
A-1+(d)           2.80        9/02/98      5,000
5,000,000
Brentwood Union Free Sch. Dist., Ser. 98, T.A.N.
MIG1              3.755       6/30/99      4,000
4,003,811
Clinton Cnty. Ind. Dev. Agcy., Champlain Plastics Proj., Ser.
   98A, F.R.W.D.S., A.M.T.
NR                3.60        9/02/98      5,000
5,000,000
Copiague Union Free Sch. Dist., T.A.N.
NR                4.00        6/24/99      6,000
6,016,402
Erie Cnty., Ser. 97B, R.A.N.
MIG1              4.50       10/29/98      5,000
5,005,203
Hempstead Ind. Dev. Agcy. Rev., Trigen-Nassau Energy, Ser.
   98, F.R.W.D., A.M.T.
A-1+(d)           3.10        9/02/98      2,000
2,000,000
Hicksville Union Free Sch. Dist., Ser. 98-99, T.A.N.
NR                3.75        6/23/99        800
800,873
Long Island Pwr. Auth., Elec. Sys. Rev., Ser. 6, F.R.D.D. A-
1+(d)             3.30        9/01/98     14,600
14,600,000
Monroe Cnty. Ind. Dev. Agcy. Rev.,
   Gen. Accident Ins. Co., Ser. 84, S.E.M.O.T.
A-1+(d)           3.70        3/01/99      7,000
7,000,000
   Genesee Valley, Ser. 97, F.R.W.D., A.M.T. VMIG1
3.25        9/03/98           3,000
3,000,000
Monroe Cnty., Gen. Oblig.,
   Ser. 97, T.E.C.P.
VMIG1             3.70        9/01/98      1,285
1,285,000
   Ser. 97, T.E.C.P.
VMIG1             3.40       11/25/98      3,500
3,500,000
Nassau Cnty., Ind. Dev. Agcy. Rev.,
   Cold Spring Harbor, Ser. 89, F.R.D.D.
A-1+(d)           3.25        9/01/98      3,300
3,300,000
   Cold Spring Harbor, Ser. 93, F.R.D.D.
A-1+(d)           3.25        9/01/98      1,900
1,900,000
J.C. Solution Inc. Proj., Ser. 97, F.R.W.D.S., A.M.T.
NR                3.60        9/02/98      3,470
3,470,000
New York City Hlth. and Hosp. Corp. Rev., Health Sys., Ser
   97D, F.R.W.D.
VMIG1             2.80        9/02/98      3,000
3,000,000
New York City Hsg. Dev. Corp.,
400 West 59th St. Proj., Ser. 95A-1, F.R.W.D., A.M.T.
A-1(d)            3.10        9/02/98     11,900
11,900,000
400 West 59th St. Proj., Ser. 95A-2, F.R.W.D., A.M.T.
A-1(d)            3.10        9/02/98      5,000
5,000,000
   East 17th St. Property, Ser. 93A, F.R.D.D.
A-1(d)            3.30        9/01/98        700
700,000
   Monterey, Ser. 97A, F.R.W.D.
A-1+(d)           2.85        9/02/98      5,000
5,000,000
   River Ct. Proj., Ser. 97A, F.R.W.D., A.M.T. A-
1(d)              3.10        9/02/98      8,100
8,100,000
New York City Mun. Water Fin. Auth.,
   Ser. 4, T.E.C.P.
P-1               3.60       11/05/98      3,000
3,000,000
   Ser. 5, T.E.C.P.
P-1               3.60       10/09/98      8,000
8,000,000
   Water & Sewer Auth., Ser. 93C, F.R.D.D.
VMIG1             3.30        9/01/98      6,100
6,100,000
   Water & Sewer Sys. Rev., Ser. 95A, F.R.D.D.
VMIG1             3.75        9/01/98      8,700
8,700,000
Water & Sewer Sys. Rev., Ser. 98-56, M.T.H.O.T.S.
A-1(d)            3.60        9/25/98     10,000
10,000,000
New York City Trust Cultural Res. Rev.,
   Carnegie Hall, Ser. 85, F.R.W.D.
VMIG1             3.40        9/02/98      8,000
8,000,000
   Soloman R. Guggenheim Proj., Ser. 90B, F.R.D.D. VMIG1
3.20        9/01/98           1,000
1,000,000

---------------------------------------------------------------
----------------
See Notes to Financial Statements.     3

Portfolio of Investments as           PRUDENTIAL MUNICIPAL
SERIES FUND
of August 31, 1998                    NEW YORK MONEY MARKET
SERIES --------------------------------------------------------
-----------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
New York City, Gen. Oblig., T.E.C.P.,
   Ser. 94H-3
VMIG1             3.55%      12/24/98   $  5,000     $
5,000,000
   Ser. H6
VMIG1             3.45       10/09/98      6,300
6,300,000
   Ser. J2
VMIG1             3.55       11/20/98      6,000
6,000,000
   Ser. J3
VMIG1             3.45       12/11/98      5,100
5,100,000
New York St. Dorm. Auth. Rev.,
   Cornell Univ., Ser. 90B, F.R.D.D.
VMIG1             3.20        9/01/98      5,500
5,500,000
   Rockefeller Univ., Ser. 97-C3201, F.R.W.D.S.
A-1+(d)           3.36        9/03/98      8,850
8,850,000
New York St. Energy Res. & Dev. Auth.,
   Central Hudson Gas & Elec., Ser. 85A, F.R.W.D. P-
1  3.059/03/98     13,000
13,000,000
Con Edison Proj., Ser. PT219, A.N.N.O.T.S., A.M.T.
A-1+(d)           3.75        4/15/99      5,000
5,000,000
Long Island Ltg. Co. Proj., Ser. 85A, A.N.N.M.T.
VMIG1             3.58        3/01/99      9,500
9,500,000
   Long Island Ltg. Co. Proj., Ser. 95A, F.R.W.D., A.M.T.
VMIG1             3.15        9/02/98      5,000
5,000,000
   New York St. Elec. & Gas, Ser. 94B, F.R.D.D.
VMIG1             3.20        9/01/98      9,000
9,000,000
   New York St. Elec. & Gas, Ser. 94C, F.R.D.D.
VMIG1             3.25        9/01/98        800
800,000
   New York St. Elec. & Gas, Ser. D2, F.R.D.D.
VMIG1             3.30        9/01/98      6,500
6,500,000
   Niagara Mohawk Pwr. Corp., Ser. 85A, F.R.D.D. A-
1+(d)             3.75        9/01/98      5,100
5,100,000
   Niagara Mohawk Pwr. Corp., Ser. 85C, F.R.D.D. P-
1  3.40     9/01/98           5,100
5,100,000
Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D., A.M.T.
P-1               3.45        9/01/98     16,300
16,300,000
New York St. Environ. Facs. Corp.,
   Ser. 97A, T.E.C.P.
VMIG1             3.55       10/16/98      6,800
6,800,000
   Ser. 97A, T.E.C.P.
VMIG1             3.55       12/18/98     11,100
11,100,000
New York St. Hsg. Fin. Agcy. Rev.,
   240 East 39th St., Ser. 97A, F.R.W.D., A.M.T.
VMIG1             3.10        9/02/98      8,000
8,000,000
250 West 50th St., Ser. 97A, F.R.W.D., A.M.T.
VMIG1             2.95        9/02/98      4,000
4,000,000
   State Univ. Construction, Ser. A
Aaa               8.00       11/01/98      5,375 (e)
5,521,396
   Tribeca Landing Hsg., Ser. A, F.R.W.D., A.M.T. VMIG1
2.959/02/98     10,000
10,000,000
Union Square So. Hsg., Ser. 96A, F.R.W.D., A.M.T.
MIG1              2.95        9/02/98      5,000
5,000,000
New York St. Med. Care Facs. Fin. Agcy. Rev., North Gen.
   Hosp.
Aaa               7.35        8/15/99      2,745 (e)
2,892,216
New York St. Power Auth. Rev.,
   S.E.M.M.T.
VMIG1             3.45        3/01/99      7,500
7,500,000
   Ser. 2, T.E.C.P.
P-1               3.50       10/08/98      5,000
5,000,000
New York St. Thruway Auth. Rev., Ser. SGA 66, F.R.W.D.S. A-
1+(d)             3.39        9/02/98      3,845
3,845,000
Niagara Cnty. Ind. Dev. Agcy. Rev., F.R.W.D., A.M.T., Solid
   Waste Disp. Rev., American Refuel Co., Ser. 1996D
P-1               3.15        9/02/98      7,800
7,800,000
Solid Waste Disp. Rev., American Refuel Co., Ser. 94C
P-1               3.15        9/02/98     10,800
10,800,000
North Colonie Central Sch. Dist., Ser. 98, T.A.N.
NR                3.65       11/13/98      2,000
2,000,579
Onondaga Cnty. Ind. Dev. Agcy. Rev., Syracuse Research Corp.,
   Ser. 97A, F.R.W.D.S.
A-1(d)            3.15        9/03/98      3,200
3,200,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Phillip Morris Co.,
   Ser. 92, F.R.W.D.
P-1               3.40        9/02/98     10,000
10,000,000
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as           PRUDENTIAL MUNICIPAL
SERIES FUND
of August 31, 1998                    NEW YORK MONEY MARKET
SERIES --------------------------------------------------------
-----------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
                                                           ----
---------------------------------------------------------------
---------------------------------------------------------
Port Auth. of New York & New Jersey,
   Ser. 2, F.R.D.D.
VMIG1             3.20%       9/01/98   $  1,900     $
1,900,000
   Ser. 3, F.R.D.D.
VMIG1             3.35        9/01/98        500
500,000
   Ser. 5, F.R.D.D.
VMIG1             3.35        9/01/98        700
700,000
   Ser. 93-1, F.R.W.D.
NR                3.338       9/01/98     12,000
12,000,000
Ramapo Hsg. Auth. Rev., Fountainview Proj., Ser. 98, F.R.W.D.,
   A.M.T.
VMIG1             3.50        9/02/98     11,485
11,485,000
Shenendehowa Central Sch. Dist., Ser. 98, R.A.N.
NR                3.70        6/30/99      5,000
5,000,372
Syracuse Ind. Dev. Agcy., Syracuse Univ., Ser. 93, F.R.D.D.
A-1+(d)           3.20        9/01/98        800
800,000
Triborough Bridge & Tunnel Auth. Rev., Ser. 94, F.R.W.D.
VMIG1             2.80        9/02/98      2,200
2,200,000
Yates Cnty. Ind. Dev. Agcy. Rev., Clearplass Containers,
   Inc.,
   Ser. 92A, F.R.W.D.
A-1(d)            3.15        9/03/98      1,045
1,045,000

------------
Total Investments--97.2%
(cost $400,620,852;(b))
400,620,852
Other assets in excess of liabilities--2.8%
11,731,601

------------
Net Assets--100%
$412,352,453

------------

------------

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender. A.N.N.O.T.S.--Annual Optional Tender Synthetic. F.R.D.D.--Floating Rate (Daily) Demand Note (c). F.R.W.D.--Floating Rate (Weekly) Demand Note (c). F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic
(c).
    M.T.H.O.T.S.--Monthly Optional Tender Synthetic. R.A.N.-- Revenue Anticipation Note.
    S.E.M.M.T.--Semi-Annual Mandatory Tender. S.E.M.O.T.-- Semi-Annual Optional Tender. T.A.N.--Tax Anticipation
    Note. T.E.C.P.--Tax-Exempt Commercial Paper.
(b) The cost of securities for federal income tax purposes is substantially the
same as for financial reporting purposes.
(c) For purposes of amortized cost valuation, the maturity
date of Floating Rate
    Demand Notes is considered to be the later of the next
date on which the
security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
(d) Standard & Poor's Rating.
(e) Prerefunded issues are secured by escrowed cash and
direct U.S. guaranteed
    obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings. ------------------------
-------------------------------------------------------
See Notes to Financial Statements.     5

                                           PRUDENTIAL MUNICIPAL
SERIES FUND
Statement of Assets and Liabilities        NEW YORK MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Assets
August 31, 1998
Investments, at amortized cost which approximates market
value............................................      $
400,620,852
Cash........................................................
 ..............................................
152,859
Receivable for investments
sold........................................................
 ...................          18,544,051
Receivable for Series shares
sold........................................................
 .................           4,464,636
Interest
receivable..................................................
 .....................................           2,094,901
Other
assets......................................................
 ........................................               8,626

---------------
   Total
assets......................................................
 .....................................         425,885,925

---------------
Liabilities
Payable for investments
purchased...................................................
 ......................           7,500,000
Payable for Series shares
reacquired..................................................
 ....................           5,575,599
Dividends
payable.....................................................
 ....................................             189,164
Management fee
payable.....................................................
 ...............................             174,286
Accrued
expenses....................................................
 ......................................              65,935
Distribution fee
payable.....................................................
 .............................              24,361
Deferred trustee's
fee.........................................................
 ...........................               4,127

---------------
   Total
liabilities.................................................
 .....................................          13,533,472

---------------
Net
Assets......................................................
 ..........................................      $ 412,352,453

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par
value....................................................... $
4,123,524
   Paid-in capital in excess of
par.........................................................
 ..............         408,228,929

---------------
Net assets, August 31,
1998........................................................
 .......................      $  412,352,453

---------------

---------------
Net asset value, offering price and redemption price per share
($412,352,453 / 412,352,453 shares
of beneficial interest issued and outstanding; unlimited
number of shares authorized)..................
$1.00

---------------

---------------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND NEW YORK MONEY MARKET SERIES
Statement of Operations
-----------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31,
1998
Income
   Interest...................................
$13,403,540
                                                 --------------
Expenses
   Management fee.............................
1,867,472
   Distribution fee...........................
466,868
   Transfer agent's fees and expenses.........
130,000
   Custodian's fees and expenses..............
45,000
   Reports to shareholders....................
26,000
   Registration fees..........................
22,000
   Legal fees and expenses....................
12,000
   Audit fee and expenses.....................
8,000
   Trustees' fees and expenses................
4,000
   Miscellaneous..............................
9,036
                                                 --------------
      Total expenses..........................
2,590,376
       Less: custodian fee credit.............
(11,713)
                                                 --------------
      Net expenses............................
2,578,663
                                                 --------------
Net investment income.........................
10,824,877
Net realized gain on investments..............
3,750
                                                 --------------
Net Increase in Net Assets
Resulting from Operations.....................
$10,828,627
                                                 --------------
                                                 --------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES Statement of Changes in Net Assets
-----------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1998               1997
Operations
   Net investment income.....  $    10,824,877    $
9,366,586
   Net realized gain on
      investment
      transactions...........            3,750
--
                               ---------------    ----------
-----
   Net increase in net assets
      resulting from
      operations.............       10,828,627
9,366,586
                               ---------------    ----------
-----
Dividends and distributions
   to shareholders...........      (10,828,627)
(9,366,586)
                               ---------------    ----------
-----
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold...................    1,298,953,146
1,086,099,180
   Net asset value of shares
      issued in reinvestment of dividends and
distributions..........       10,570,063
9,107,958
   Cost of shares
      reacquired.............   (1,255,462,008) (1,086,385,693)
                               ---------------    ----------
-----
   Net increase in net assets
      from Series share
      transactions...........       54,061,201
8,821,445
                               ---------------    ----------
-----
Total increase...............       54,061,201
8,821,445
Net Assets
Beginning of year............      358,291,252
349,469,807
                               ---------------    ----------
-----
End of year..................  $   412,352,453    $
358,291,252
                               ---------------    ----------
-----
                               ---------------    ----------
-----
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     7

                                          PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements             NEW YORK MONEY
MARKET SERIES -------------------------------------------------
------------------------------
Prudential Municipal Series Fund (the 'Fund') is registered
under the Investment
Company Act of 1940 as an open-end investment company. The Fund was organized as
a Massachusetts business trust on May 18, 1984 and consists of
13 series. The
monies of each series are invested in separate, independently managed
portfolios. The New York Money Market Series (the 'Series')
commenced investment
operations in April, 1985. The Series is diversified and seeks to achieve its
investment objective of providing the highest level of income that is exempt
from New York State, New York City and federal income taxes
with a minimum of
risk by investing in 'investment grade' tax-exempt securities having a maturity
of 13 months or less whose ratings are within the two highest ratings categories
by two nationally recognized statistical rating organizations, or if not rated,
are of comparable quality. The ability of the issuers of the securities held by
the Series to meet their obligations may be affected by
economic developments in
a specific state, industry or region. ------------------------- ----------------------------------Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of
valuation involves valuing a security at its cost on the date of purchase and
thereafter assuming a constant amortization to maturity of any discount or
premium.
All securities are valued as of 4:30 p.m., New York time. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments
are calculated on the identified cost basis. Interest income is recorded on the
accrual basis. Expenses are recorded on the accrual basis which may require the
use of certain estimates by management.
Federal Income Taxes: For federal income tax purposes, each
series in the Fund
is treated as a separate taxpaying entity. It is the intent of the Series to
continue to meet the requirements of the Internal Revenue Code applicable to
regulated investment companies and to distribute all of its net income to
shareholders. For this reason, no federal income tax provision is required.
Dividends: The Series declares daily dividends from net
investment income.
Payment of dividends is made monthly. Income distributions and capital gain
distributions are determined in accordance with income tax
regulations which may
differ from generally accepted accounting principles. Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
-------Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC. ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the services of PIC,
the compensation of officers of the Fund, occupancy and certain clerical and
bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly, at an
annual rate of .50 of 1% of the average daily net assets of the
Series.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Fund through May
31, 1998.
Prudential Investment Management Services LLC ('PIMS') became the distributor of
the Fund effective June 1, 1998 and is serving the Fund under the same terms and
conditions as under the arrangement with PSI. The Fund
compensated PSI and PIMS
for distributing and servicing the Fund's shares pursuant to the plans of
distribution regardless of expenses actually incurred by them.
The Series
reimburses PIMS for distributing and servicing the Series'
shares pursuant to
the plan of distribution at an annual rate of .125 of 1% of the
Series' average
daily net assets. The distribution fees are accrued daily and payable monthly.
PSI, PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential
Insurance Company of America. ---------------------------------
--------------------------Note 3. Other Transactions with
Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year ended
August 31, 1998, the
Series incurred fees of approximately $109,000 for the services of PMFS. As of
August 31, 1998, approximately $8,200 of such fees were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations include certain
out-of-pocket expenses paid to nonaffiliates. -----------------
--------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     NEW YORK MONEY
MARKET SERIES -------------------------------------------------
------------------------------

Year Ended August 31, -----------------------------------------

------------

1998             1997         1996         1995

------------       --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.......................................      $
1.00 $                                  1.00     $
1.00   $   1.00
Net investment income and net realized
gains.............................           .03
 .03          .03        .03
Dividends and distributions to
shareholders..............................          (.03) (.03)
(.03)      (.03)

------------       --------     --------   --------
Net asset value, end of
year.............................................      $ 1.00
$   1.00     $   1.00   $   1.00

------------       --------     --------   --------

------------       --------     --------   --------
TOTAL
RETURN(a):..................................................
 .......          2.94%            2.91%        2.97%
3.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)............................................
$412,352         $358,291     $349,470   $324,698
Average net assets
(000)................................................. $373,494
$326,092     $336,427   $292,763
Ratios to average net assets:
   Expenses, including distribution
fee..................................           .69%
 .71%         .72%       .73%
   Expenses, excluding distribution
fee..................................           .57%
 .58%         .60%       .61%
   Net investment
income.................................................
2.90%            2.87%        2.91%      3.02%
1994
--------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.......................................  $   1.00 Net
investment income and net realized
gains.............................       .02 Dividends and
distributions to shareholders..............................
(.02)

--------
Net asset value, end of
year.............................................  $   1.00

--------

--------
TOTAL
RETURN(a):..................................................
 .......      1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)............................................  $269,073
Average net assets
(000)................................................. $280,492
Ratios to average net assets:
   Expenses, including distribution
fee..................................       .77%
   Expenses, excluding distribution
fee..................................       .64%
   Net investment
income................................................. 1.78%

---------------
(a) Total return includes reinvestment of dividends and
distributions. ------------------------------------------------
-------------------------------
See Notes to Financial Statements.     9

                                           PRUDENTIAL MUNICIPAL
SERIES FUND
Report of Independent Accountants          NEW YORK MONEY
MARKET SERIES -------------------------------------------------
------------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, New York Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
New York Money Market Series (the 'Fund', one of the portfolios constituting
Prudential Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998 ----------------------------------------------
---------------------------------

Federal Income Tax Information               PRUDENTIAL
MUNICIPAL SERIES FUND
(Unaudited)                                  NEW YORK MONEY
MARKET SERIES -------------------------------------------------
------------------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1998,
dividends paid from
net investment income totaling $.03 per share were federally tax-exempt interest
dividends. ----------------------------------------------------
---------------------------

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

---------------------------------------------------------------
---------------
There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge -- sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

---------------------------------------------------------------
---------------
Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -
- not just
based on the current investment fad.

---------------------------------------------------------------
---------------
Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls - sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used to describe the difference between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street Newark,
NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management
LLC Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M721     MF127E


(ICON)

Prudential
Municipal
Series Fund
------------------------
North Carolina Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
North Carolina Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended
August 31, 1998, as concern about economic and political strife in Asia,
Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the U.S. government. During the same period, your Prudential Municipal Series Fund -- North
Carolina
Series' Class
A shares surpassed the return on the average comparable fund tracked by Lipper Analytical Services. We enhanced the
Series'
performance by
increasing exposure to noncallable bonds that rallied as municipal interest rates declined. In addition, some of our bonds appreciated after becoming backed by direct obligations of the U.S.
government.

Cumulative Total Returns1
As
of 8/31/98
                 One        Five              Ten
Since
                 Year       Years            Years
Inception2
Class A          8.72%   30.31% (30.08)        N/A
83.10% (82.79)
Class B          8.19    27.63  (27.41)   98.00%
(97.66)   164.84 (160.31)
Class C          7.92         N/A              N/A
28.75  (28.53)
Lipper NC Muni
Debt Fd. Avg.3   8.31        30.35            106.19
***

Average Annual Total Returns1
As of 9/30/98
          One        Five           Ten
Since
          Year       Years         Years
Inception2
Class A   5.43%   4.80% (4.76)       N/A
6.99%
(6.97)
Class B   3.16    4.83  (4.80)   7.01% (6.99)
7.51
(7.37)
Class C   6.89        N/A            N/A
6.57
(6.52)

Distributions & Yields                            As
of
8/31/98

Taxable Equivalent Yield4
          Total Distributions      30-Day
At Tax Rates Of
            Paid for 12 Mos.     SEC Yield
36%
39.6%
Class A        $0.55               4.01%
6.79%
7.20%
Class B        $0.51               3.74
6.33
6.71
Class C        $0.48               3.48
5.89
6.25


Past performance is not indicative of future results.
Principal
and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and
Lipper Analytical
Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and
1% for six
years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year.
Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B,
2/13/85;
and
Class C, 8/1/94.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the North
Carolina
Municipal Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 82.40% for
Class
A; 188.86%
for Class B; and 32.64% for Class C based on all funds in each share class.

How Investments Compared.
    (As of 8/31/98)
        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several
Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have
received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their
prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This
investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

James M. Murphy, Fund Manager
(PICTURE)

Portfolio
Manager's Report

The Series is designed to provide the maximum amount of current income exempt from North Carolina state and federal income taxes, consistent with the preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax
(AMT),
however. There can be no assurance the Series will achieve its investment objective.

A Great Buy.

In August this year, some municipal bonds yielded nearly 95% as much as U.S. Treasuries compared to the historical average of approximately 87%. Tax-exempt bonds cheapened relative to
Treasuries partly because a huge supply of newly issued municipal bonds placed a drag on price increases.

Strategy Session.
Main Street Meets Moscow.

Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about.
Thousands
of South- east Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. To the north,
Russian President Boris Yeltsin sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the
United
States, where solid economic growth and low inflation reigned.
Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in
Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing
$146.4 billion of long-term tax- exempt bonds in the first six months of 1998, a 51% increase over the comparable period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages. Thus, municipal bonds cheapened relative to
Treasuries so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as comparable
Treasuries in late
August, well above the historical average of roughly
87%.

       Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 8/31/98.
           (PIE CHART)

What Went Well.Along For The Ride.

As news from Russia grew more ominous in August, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the
30-year
Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer
Revenue
Bond Index, a weekly average of long-term municipal bond yields.

Your Series rode the rally higher primarily because of its exposure to noncallable municipal bonds, which comprised 23% of the
Series' total investments in August 1998. Our belief that bond prices were headed higher (and interest rates lower) led us to buy noncallable bonds. They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall. Some of our noncallable bonds were also zero coupon bonds, which gained nicely because they typically trade at deep discounts to their maturity values.

A Shot In The Arm.
Some state and local governments lowered borrowing costs by prerefunding or arranging for the early retirement of bonds that carry high interest rates. The high interest rate bonds soared in value since they effectively became backed by the full faith and credit of the U.S. government and had shorter maturities as a result of being prerefunded.
Several of our bonds were prerefunded, bringing the tally to 29% of the Series' total investments in August
1998.
This provided a shot in the arm to Series returns because the prerefunded bonds appreciated.

We also worked closely with our team of research analysts to identify lower-quality bonds that offered solid yields along with good potential to have their credit ratings upgraded.
Purchasing these below investment-grade bonds, which accounted for slightly more than 3.0% of the Series' total investments as of August 1998, provided another shot in the arm to Series returns.

      Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
         (PIE CHART)

Five Largest Issuers.
12.7%   North Carolina Eastern
        Muni Power Agency
 9.0%   Catawba
        Power Agency No. 1
 5.9%   North Carolina Med. Care
        Commonwealth
 5.3%   Charlotte Water and Sewer
 4.6%   Pitt County
        Certificate of Participation

Expressed as a percentage of net assets as of 8/31/98.

Looking Ahead.
Should U.S. economic growth continue to moderate, inflation remain low and global stock markets stay volatile, we believe strong investor demand for Treasuries could push bond prices even higher. The federal funds rate (the rate banks charge each other to borrow money overnight) was lowered twice by a quarter percentage point to 5.00% in an attempt to sustain U.S. economic growth and counter any pullback in lending that might develop after the near-collapse of a major hedge fund. But because two rate cuts may not be enough, we expect further reductions in the overnight bank lending rate.

President's Letter                        September
22,
1998
(PICTURE)

                   The Easy Way To Invest.

Dear Shareholder:

There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.

Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class B shares of the
Prudential Municipal Series Fund -- North Carolina
Series
would have grown $8,505 more if all dividends and capital gains were reinvested over a 10-year period ended
August 31,
1998. (Our figures include the maximum deduction of applicable sales charges.)

Reinvestment of distributions cannot guarantee positive returns
(no investment strategy can) and individual results may vary.
However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain.
And
here's another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you?
That's
a decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer Service at 1-800-
225-
1852.

Thank you for your confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NORTH CAROLINA
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
LONG-TERM INVESTMENTS--97.8%
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Asheville Hsg. Auth. Multifam. Rev., Woodridge
Apts.,
   G.N.M.A., A.M.T.
AAA(c)            5.70%      11/20/19   $    750
$
778,275
Buncombe Cnty., Pub. Impvt. Bonds
AAA(c)            6.90        3/01/09      1,000 (e)
1,036,630
Charlotte Mecklenberg Hosp.,
   Hlth. Care Sys. Rev.
AA(c)             6.25        1/01/20        430 (e)
469,543
   Hlth. Care Sys. Rev.
Aa3               6.25        1/01/20        320
345,757
   Hlth. Care Sys. Rev.
Aa3               5.875       1/15/26      1,000
1,081,420
Charlotte Spec. Fac. Rev., US Airways, A.M.T.
NR                5.60        7/01/27        500
502,535
Charlotte Wtr. & Swr.
Aaa               6.20        6/01/17      1,500 (e)
1,649,550
Charlotte Wtr. & Swr.
Aaa               5.90        2/01/19      1,000 (e)
1,108,840
City of Greensboro, Enterprise Sys. Rev., Ser. A
A1                5.30        6/01/15      1,000
1,041,690
Columbus Ind. Fac. & Poll. Fin. Auth., Intl. Paper
Co.
   Proj., A.M.T.
A3                6.15        4/01/21      1,000
1,091,770
Concord Util. Sys. Rev., M.B.I.A.
Aaa               5.50       12/01/14      1,000
1,069,440
Fayetteville, Cert. of Part., San. Swr. & Pub.
Impvt.,
   A.M.B.A.C.
Aaa               6.875      12/01/08      1,000 (e)
1,060,600
Guam Airport Auth. Rev., Ser. B, A.M.T.
BBB(c)            6.60       10/01/10      1,000
1,097,910
Guam Pwr. Auth. Rev.,
   Ser. A, 1994
BBB(c)            6.625      10/01/14        250
278,260
   Ser. A, 1994
BBB(c)            6.75       10/01/24        525
587,780
Haywood Cnty., Ind. Facs. & Poll. Ctrl., Fin. Auth.
Env.
   Impvt. Rev.,
   Champion Intl. Corp. Proj., Ser. A, A.M.T.
Baa1              5.75       12/01/25      1,000
1,038,030
Lenoir Hsg. Auth. Mtge. Rev., Caldwell Garden Apt.
Proj.,
   Ser. A, G.N.M.A.
AAA(c)            5.70        8/20/24      1,000
1,039,680
Lincoln Cnty., Gen. Oblig., Ref., F.G.I.C.
Aaa               5.10        6/01/09      1,170
1,231,799
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth.
Rev.,
   Weyerhaueser Co. Proj.
A2                8.50        6/15/99        200
207,540
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.
Aaa               5.75       10/01/26      1,000
1,074,360
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., Ser. A, E.T.M.
Aaa               6.50        1/01/18      1,995
2,413,292
   Pwr. Sys. Rev., Ser. A
Baa1              6.40        1/01/21      1,000
1,061,550
   Pwr. Sys. Rev., Ser. B
Aaa               6.00        1/01/26        650 (e)
752,693
   Pwr. Sys. Rev., A.M.B.A.C.
Aaa               6.00        1/01/18      1,000
1,137,710
   Pwr. Sys. Rev., M.B.I.A.
Aaa               6.50        1/01/18      1,005
1,204,362
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev.,
Ser.
   TT, A.M.T.
Aa2               5.70        9/01/26      1,000
1,033,860
No. Carolina Med. Care Comn.
   Hlth. Care Facs. Rev.
NR                5.625       9/01/24      1,000
984,570
   Hlth. Care Facs. Rev., Stanley Mem. Hosp. Proj.
Baa1              7.80       10/01/19        650 (e)
692,133

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NORTH CAROLINA
SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
No. Carolina Med. Care Comn., Hosp. Rev.,
   Annie Pen Mem. Hosp. Proj.
Baa3              7.50%       8/15/21   $  1,000 (e)
$
1,131,760
   Rex Hosp. Proj.
A1                6.25        6/01/17      1,750 (e)
1,954,942
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev., A.M.B.A.C.
Aaa               5.25        1/01/09      1,000
1,070,770
   No. 1 Catawba Elec. Rev., M.B.I.A.
Aaa               6.00        1/01/10      1,250
1,420,912
   No. 1 Catawba Elec. Rev., M.B.I.A.
Aaa               6.97        1/01/12      2,000 (d)
2,187,500
Northern Hosp. Dist., Surry Cnty. Hlth. Care Facs.
Rev.
Ba1               7.875      10/01/21      1,500
1,638,240
Pitt Cnty, Cert. of Part., Pub. Facs.,
   Ser. A, M.B.I.A.
Aaa               5.55        4/01/12      1,500
1,626,660
   Ser. B, M.B.I.A.
Aaa               5.40        4/01/08        700
758,786
Pitt Cnty. Rev., Pitt Cnty. Mem. Hosp.
Aa3               5.25       12/01/21      1,500
1,520,730
Puerto Rico Commonwlth., Hwy. & Trans.,
   Ser. A, A.M.B.A.C.
Aaa              Zero         7/01/15      1,000
449,280
   Ser. A, A.M.B.A.C.
Aaa              Zero         7/01/16      1,000
427,680
Puerto Rico Comnwlth.,
   Cap. Apprec. Ref. Pub. Impvt., Gen. Oblig.
Baa1             Zero         7/01/15      2,150
942,453
   Gen. Oblig., Ser. A, M.B.I.A.
Aaa               6.25        7/01/10      1,240
1,349,058
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs.,
Upjohn
   Co. Auth. Rev.
A1                7.50       12/01/23        500
519,325
Puerto Rico Ind. Tourist Ed., Menn. Gen. Hosp., Ser.
A
BBB(c)            5.625       7/01/17        500
511,240
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.
Aaa               6.819       1/25/07      1,000 (d)
1,108,750
Union Cnty. Wtr. & Swr., Solid Waste Rev.
A1                6.50        4/01/07        850 (e)
922,233
University of No. Carolina, Chapel Hill Hosp. Rev.
Aa2              Zero         8/01/19      2,715
978,296
Virgin Islands Pub. Fin. Auth. Rev., Ser. E
NR                5.875      10/01/18        375
388,279
Virgin Islands Terr., Hugo Ins. Claims Fund Proj.,
Ser.
91      NR                7.75       10/01/06
365 (e)      401,569
Wake Cnty. Hosp. Rev., E.T.M., M.B.I.A.
Aaa               5.125      10/01/26      1,000
1,022,650
Winston Salem, Sngl. Fam. Mtge. Rev., A.M.T.
A1                8.00        9/01/07        295
307,015
Winston Salem, Wtr. & Swr. Sys. Rev., Ser. B
Aa2               5.70        6/01/17      1,000
1,063,610

-----------
Total long-term investments (cost $46,506,631)
$50,773,317
SHORT-TERM INVESTMENT--1.0%
No. Carolina Med. Care Comm., Hlth. Care Facs. Rev.,
Ser.
   97, F.R.D.D.
   (cost $500,000)
VMIG1             3.30%       9/01/98   $    500
$
500,000

-----------
Total Investments--98.8%
(cost $47,006,631; Note 4)
51,273,317
Other assets in excess of liabilities--1.2%
631,320

-----------
Net Assets--100%
$51,904,637

-----------

-----------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    NORTH CAROLINA
SERIES
----------------------------------------------------
---
-------------------------
(a) The following abbreviations are used in
portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax.
    E.T.M.--Escrowed To Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    G.N.M.A.--Government National Mortgage
Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the
maturity date of Floating Rate
    Demand Notes is considered to be the later of
the
next date on which the
    security can be redeemed at par, or the next
date
on which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is
inversely
indexed to a floating
    interest rate. The rate shown is the rate at
year-
end.
(e) Prerefunded issues are secured by escrowed cash
and/or direct U.S.
guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information
contains a description of
Moody's and Standard & Poor's ratings.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NORTH
CAROLINA SERIES
----------------------------------------------------
---
-------------------------

Assets
August 31, 1998
Investments, at value (cost
$47,006,631)........................................
 ...
 .......................        $51,273,317
Cash................................................
 ...
 ...................................................
43,713
Interest
receivable..........................................
 ...
 ..........................................
706,753
Receivable for investments
sold................................................
 ...
 ........................             45,000
Receivable for Series shares
sold................................................
 ...
 ......................                546
Other
assets..............................................
 ...
 .............................................
1,463

---------------
   Total
assets..............................................
 ...
 ..........................................
52,070,792

---------------
Liabilities
Accrued
expenses............................................
 ...
 ...........................................
85,591
Dividends
payable.............................................
 ...
 .........................................
40,186
Management fee
payable.............................................
 ...
 ....................................
21,925
Distribution fee
payable.............................................
 ...
 ..................................
11,758
Deferred trustee's
fee.................................................
 ...
 ................................              4,127
Payable for Series shares
reaquired...........................................
 ...
 .........................              2,568

---------------
   Total
liabilities.........................................
 ...
 ..........................................
166,155

---------------
Net
Assets..............................................
 ...
 ...............................................
$51,904,637

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.................................................
 ...
 ..............        $    44,403
   Paid-in capital in excess of
par.................................................
 ...
 ...................         47,380,283

---------------

47,424,686
   Accumulated net realized gain on
investments.........................................
 ...
 ...............            213,265
   Net unrealized appreciation on
investments.........................................
 ...
 .................          4,266,686

---------------
Net assets, August 31,
1998................................................
 ...
 ............................        $51,904,637

---------------

---------------
Class A:
   Net asset value and redemption price per share
      ($30,148,537 / 2,579,555 shares of beneficial
interest issued and
outstanding)......................
$11.69
   Maximum sales charge (3% of offering
price)..............................................
 ...
 ...........                .36

---------------
   Maximum offering price to
public..............................................
 ...
 ......................             $12.05

---------------

---------------
Class B:
   Net asset value, offering price and redemption
price
per share
      ($21,726,462 / 1,858,162 shares of beneficial
interest issued and
outstanding)......................
$11.69

---------------

---------------
Class C:
   Net asset value, offering price and redemption
price
per share
      ($29,638 / 2,535 shares of beneficial interest
issued and
outstanding)..............................
$11.69

---------------

---------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
----------------------------------------------------
---
-----

Year
Ended
Net Investment Income
August
31, 1998
Income
  Interest..................................     $
2,990,650
                                               -----
---
-------
Expenses
  Management fee............................
265,541
  Distribution fee--Class A.................
29,617
  Distribution fee--Class B.................
117,300
  Distribution fee--Class C.................
234
  Custodian's fees and expenses.............
47,000
  Transfer agent's fees and expenses........
31,000
  Registration fees.........................
15,000
  Legal fees and expenses...................
12,000
  Reports to shareholders...................
10,000
  Audit fee and expenses....................
10,000
  Trustee's fees and expenses...............
4,000
  Miscellaneous.............................
974
                                               -----
---
-------
     Total expenses.........................
542,666
Less: Custodian fee credit..................
(512)
                                               -----
---
-------
  Net expenses..............................
542,154
                                               -----
---
-------
Net investment income.......................
2,448,496
                                               -----
---
-------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
  Investment transactions...................
588,200
  Financial futures transactions............
(120,417)
                                               -----
---
-------

467,783
Net change in unrealized appreciation on:
  Investments...............................
1,410,422
                                               -----
---
-------
Net gain on investments.....................
1,878,205
                                               -----
---
-------
Net Increase in Net Assets
Resulting from Operations...................     $
4,326,701
                                               -----
---
-------
                                               -----
---
-------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
----------------------------------------------------
---
-----

Increase (Decrease)                     Year Ended
August 31,
in Net Assets                            1998
1997
Operations
  Net investment income.............  $ 2,448,496
$
2,656,775
  Net realized gain (loss) on
     investment transactions........      467,783
(242,579)
  Net change in unrealized
     appreciation of investments....    1,410,422
2,214,384
                                      -----------
--
---------
  Net increase in net assets
     resulting from operations......    4,326,701
4,628,580
                                      -----------
--
---------
Dividends and distributions (Note
  1):
  Dividends from net investment income
     Class A........................   (1,417,583)
(1,416,471)
     Class B........................   (1,029,623)
(1,237,447)
     Class C........................       (1,290)
(2,857)
                                      -----------
--
---------
                                       (2,448,496)
(2,656,775)
                                      -----------
--
---------
  Dividends in excess of net
     investment income
     Class A........................       (3,350)
--
     Class B........................       (2,696)
--
     Class C........................           (2)
--
                                      -----------
--
---------
                                           (6,048)
--
                                      -----------
--
---------
  Distributions from net realized
     gains
     Class A........................           --
(415,499)
     Class B........................           --
(402,215)
     Class C........................           --
(1,043)
                                      -----------
--
---------
                                               --
(818,757)
                                      -----------
--
---------
Series share transactions (net of
  share conversions) (Note 5):
  Net proceeds from shares sold.....    1,884,417
1,147,633
  Net asset value of shares issued
     in reinvestment of dividends
     and distributions..............    1,223,860
1,824,425
  Cost of shares reacquired.........   (7,439,832)
(8,951,218)
                                      -----------
--
---------
  Net decrease in net assets from
     Series share transactions......   (4,331,555)
(5,979,160)
                                      -----------
--
---------
Total decrease......................   (2,459,398)
(4,826,112)
Net Assets
Beginning of year...................   54,364,035
59,190,147
                                      -----------
--
---------
End of year.........................  $51,904,637
$54,364,035
                                      -----------
--
---------
                                      -----------
--
---------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     7

                                     PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements        NORTH CAROLINA
SERIES
----------------------------------------------------
---
-------------------------
Prudential Municipal Series Fund (the 'Fund') is
registered under the Investment
Company Act of 1940, as an open-end investment
company.
The Fund was organized
as a Massachusetts business trust on May 18, 1984
and
consists of 13 series. The
monies of each series are invested in separate,
independently managed
portfolios. The North Carolina Series (the 'Series')
commenced investment
operations in February 1985. The Series is
diversified
and its investment
objective is to maximize current income that is
exempt
from North Carolina State
and federal taxes consistent with the preservation
of
capital and, in
conjunction therewith, the Series may invest in debt
securities with the
potential for capital gain. The Series seeks to
achieve
this objective by
investing primarily in North Carolina State,
municipal
and local government
obligations and obligations of other qualifying
issuers. The ability of the
issuers of the securities held by the Series to meet
their obligations may be
affected by economic or political developments in a
specific state, industry or
region.
----------------------------------------------------
---
-----
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in the preparation of its
financial statements.
Securities Valuations: The Fund values municipal
securities (including
commitments to purchase such securities on a 'when-
issued' basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers,
market transactions in
comparable securities and various relationships
between
securities in
determining values. If market quotations are not
readily available from such
pricing service, a security is valued at its fair
value
as determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60
days
are valued at current
market quotations. Short-term securities which
mature
in 60 days or less are
valued at amortized cost which approximates market
value.
All securities are valued as of 4:15 p.m., New York
time.
Financial Futures Contracts: A financial futures
contract is an agreement to
purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an
amount of cash and/or other
assets equal to a certain percentage of the contract
amount. This amount is
known as the 'initial margin.' Subsequent payments,
known as 'variation margin,'
are made or received by the Series each day,
depending
on the daily fluctuation
in the value of the underlying security. Such
variation
margin is recorded for
financial statement purposes on a daily basis as
unrealized gain or loss. When
the contract expires or is closed, the gain or loss
is
realized and is presented
in the statement of operations as net realized gain
(loss) on financial futures
contracts.
The Series invests in financial futures contracts in
order to hedge its existing
portfolio securities, or securities the Series
intends
to purchase, against
fluctuations in value caused by changes in
prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not
achieve the anticipated
benefits of the financial futures contracts and may
realize a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and
the
underlying hedged assets.
Options: The Series may either purchase or write
options in order to hedge
against adverse market movements or fluctuations in
value caused by changes in
prevailing interest rates with respect to securities
which the Series currently
owns or intends to purchase. When the Series
purchases
an option, it pays a
premium and an amount equal to that premium is
recorded
as an investment. When
the Series writes an option, it receives a premium
and
an amount equal to that
premium is recorded as a liability. The investment
or
liability is adjusted
daily to reflect the current market value of the
option. If an option expires
unexercised, the Series realizes a gain or loss to
the
extent of the premium
received or paid. If an option is exercised, the
premium received or paid is an
adjustment to the proceeds from the sale or the cost
basis of the purchase in
determining whether the Series has realized a gain
or
loss. The difference
between the premium and the amount received or paid
on
effecting a closing
purchase or sale transaction is also treated as a
realized gain or loss. Gain or
loss on purchased options is included in net
realized
gain (loss) on investment
transactions. Gain or loss on written options is
presented separately as net
realized gain (loss) on written option transactions.
There were no written
options outstanding at August 31, 1998.
The Series, as writer of an option, has no control
over
whether the underlying
securities may be sold (called) or purchased (put).
As
a result, the Series
bears the market risk of an unfavorable change in
the
price of the security
underlying the written option. The Series, as
purchaser
of an option, bears the
risk of the potential inability of the
counterparties
to meet the terms of their
contracts.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses
on sales of securities are
calculated on the identified cost basis. Interest
income is recorded on the
accrual basis. The Series amortizes premiums and
accretes original issue
discount on portfolio securities as adjustments to
interest income. Expenses are
recorded on the accrual basis which may require the
use
of certain estimates by
management.
----------------------------------------------------
---
-------------------------
                                       8

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements               NORTH
CAROLINA SERIES
----------------------------------------------------
---
-------------------------
Net investment income (other than distribution fees)
and unrealized and realized
gains or losses are allocated daily to each class of
shares based upon the
relative proportion of net assets of each class at
the
beginning of the day.
Federal Income Taxes: For federal income tax
purposes,
each series in the Fund
is treated as a separate taxpaying entity. It is the
intent of the Series to
continue to meet the requirements of the Internal
Revenue Code applicable to
regulated investment companies and to distribute all
of
its net income to
shareholders. For this reason no federal income tax
provision is required.
Dividends and Distributions: The Series declares
daily
dividends from net
investment income. Payment of dividends is made
monthly. Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions
are
determined in accordance
with income tax regulations which may differ from
generally accepted accounting
principles.
Custody Fee Credits: The Series has an arrangement
with
its custodian bank,
whereby uninvested monies earn credits which reduce
the
fees charged by the
custodian.
Reclassification of Capital Accounts: The Fund
accounts
and reports for
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants, Statement of Position
93-
2: Determination,
Disclosure, and Financial Statement Presentation of
Income; Capital Gain, and
Return of Capital Distributions by Investment
Companies. The effect of applying
this statement was to increase undistributed net
investment income by $6,048,
decrease accumulated net realized gain on
investments
by $6,187 and increase
paid in capital by $139, due to the sale of
securities
purchased with market
discount during the year ended August 31, 1998. Net
investment income, net
realized gains and net assets were not affected by
this
change.
----------------------------------------------------
---
-----
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement
with The Prudential
Investment Corporation ('PIC'); PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays
for the cost of the
subadviser's services, the compensation of officers
and
employees of the Fund,
occupancy and certain clerical and bookkeeping costs
of
the Fund. The Fund bears
all other costs and expenses.
The management fee paid PIFM is computed daily and
payable monthly, at an annual
rate of .50 of 1% of the average daily net assets of
the Series.
The Fund had a distribution agreement with
Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class
A,
Class B and Class C
shares of the Fund through May 31, 1998. Prudential
Investment Management
Services LLC ('PIMS') became the distributor of the
Fund effective June 1, 1998
and is serving the Fund under the same terms and
conditions as under the
arrangement with PSI. The Fund compensated PSI and
PIMS
for distributing and
servicing the Fund's Class A, Class B and Class C
shares, pursuant to plans of
distribution (the 'Class A, B and C Plans'),
regardless
of expenses actually
incurred by them. The distribution fees are accrued
daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund
compensates PIMS for
distribution-related activities at an annual rate of
up
to .30 of 1%, .50 of 1%
and 1% of the average daily net assets of the Class
A,
B and C shares,
respectively. Such expenses under the Plans were .10
of
1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B
and C shares, respectively,
for the year ended August 31, 1998.
PSI and PIMS have advised the Series that they
received
approximately $7,000 in
front-end sales charges resulting from sales of
Class A
shares during the year
ended August 31, 1998. From these fees, PSI paid
such
sales charges to
affiliated broker-dealers, which in turn paid
commissions to salespersons and
incurred other distribution costs.
PSI and PIMS have advised the Series that during the
year ended August 31, 1998,
they received approximately $24,500 in contingent
deferred sales charges imposed
upon certain redemptions by Class B shareholders.
PSI, PIFM, PIC and PIMS are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered
investment companies (the
'Funds'), entered into a credit agreement (the
'Agreement') with an unaffiliated
lender. The maximum commitment under the Agreement
is
$200,000,000. Interest on
any such borrowings outstanding will be at market
rates. The purpose of the
Agreement is to serve as an alternative source of
funding for capital share
redemptions. The Series did not borrow any amounts
pursuant to the Agreement
during the year ended August 31, 1998. The Funds pay
a
commitment fee at an
annual rate of .055 of 1% on the unused portion of
the
credit facility. The
commitment fee is
----------------------------------------------------
---
-------------------------
                                       9

                                          PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements             NORTH
CAROLINA SERIES
----------------------------------------------------
---
-------------------------
accrued and paid quarterly on a pro rata basis by
the
Funds. The Agreement
expired on December 30, 1997 and has been extended
through December 29, 1998
under the same terms.
----------------------------------------------------
---
-----
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly
owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the year
ended August 31, 1998, the
Series incurred fees of approximately $21,900 for
the
services of PMFS. As of
August 31, 1998, approximately $1,300 of such fees
were
due to PMFS. Transfer
agent fees and expenses in the Statement of
Operations
include certain
out-of-pocket expenses paid to nonaffiliates.
----------------------------------------------------
---
-----
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the
Series, excluding short-term
investments, for the year ended August 31, 1998 were
$13,947,826 and
$18,376,158, respectively.
The cost basis of investments for federal income tax
purposes at August 31,
1998, was substantially the same as for financial
reporting purposes and
accordingly, net and gross unrealized appreciation
of
investments for federal
income tax purposes was $4,266,686.
The Series utilized its capital loss carryforward of
approximately $174,500 to
offset net taxable gains realized and recognized
during
the fiscal year ended
August 31, 1998.
----------------------------------------------------
---
-----
Note 5. Capital
The Series offers Class A, Class B and Class C
shares.
Class A shares are sold
with a front-end sales charge of up to 3%. Class B
shares are sold with a
contingent deferred sales charge which declines from
5%
to zero depending on the
period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year.
Class B shares will
automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares
Amount
------------------------------------  ----------
---
---------
Year ended August 31, 1998:
Shares sold.........................      59,805
$
689,711
Shares issued in reinvestment of
  dividends and distributions.......      61,184
704,193
Shares reacquired...................    (340,697)
(3,915,222)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (219,708)
(2,521,318)
Shares issued upon conversion from
  Class B...........................     198,171
2,280,593
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................     (21,537)
$
(240,725)
                                      ----------
---
---------
                                      ----------
---
---------
Year ended August 31, 1997:
Shares sold.........................      25,285
$
280,617
Shares issued in reinvestment of
  dividends and distributions.......      85,714
955,648
Shares reacquired...................    (401,703)
(4,475,363)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (290,704)
(3,239,098)
Shares issued upon conversion from
  Class B...........................     351,056
3,922,799
                                      ----------
---
---------
Net increase in shares
  outstanding.......................      60,352
$
683,701
                                      ----------
---
---------
                                      ----------
---
---------
Class B
------------------------------------
Year ended August 31, 1998:
Shares sold.........................     102,504
$
1,180,465
Shares issued in reinvestment of
  dividends and distributions.......      45,084
519,030
Shares reacquired...................    (301,758)
(3,476,241)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (154,170)
(1,776,746)
Shares reacquired upon conversion
  into Class A......................    (198,135)
(2,280,593)
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................    (352,305)
$
(4,057,339)
                                      ----------
---
---------
                                      ----------
---
---------

----------------------------------------------------
---
-------------------------
                                       10

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements            NORTH
CAROLINA
SERIES
----------------------------------------------------
---
-------------------------

Class B                                 Shares
Amount
------------------------------------  ----------
---
---------
Year ended August 31, 1997:
Shares sold.........................      77,563
$
866,566
Shares issued in reinvestment of
  dividends and distributions.......      77,680
866,195
Shares reacquired...................    (399,433)
(4,460,630)
                                      ----------
---
---------
Net decrease in shares outstanding
  before conversion.................    (244,190)
(2,727,869)
Shares reacquired upon conversion
  into Class A......................    (350,818)
(3,922,799)
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................    (595,008)
$
(6,650,668)
                                      ----------
---
---------
                                      ----------
---
---------
Class C
------------------------------------
Year ended August 31, 1998:
Shares sold.........................       1,231
$
14,241
Shares issued in reinvestment of
  dividends
  and distributions.................          56
637
Shares reacquired...................      (4,208)
(48,369)
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................      (2,921)
$
(33,491)
                                      ----------
---
---------
                                      ----------
---
---------
Year ended August 31, 1997:
Shares sold.........................          40
$
450
Shares issued in reinvestment of
  dividends and distributions.......         232
2,582
Shares reaquired....................      (1,372)
(15,225)
                                      ----------
---
---------
Net decrease in shares
  outstanding.......................      (1,100)
$
(12,193)
                                      ----------
---
---------
                                      ----------
---
---------

----------------------------------------------------
---
-------------------------

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                     NORTH
CAROLINA
SERIES
----------------------------------------------------
---
-------------------------

Class A

----------------------------------------------------
--

Year Ended August 31,

----------------------------------------------------
--

1998        1997        1996        1995        1994

-------     -------     -------     -------     ----
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.....................
$ 11.28     $ 11.06     $ 11.19     $ 11.06
$12.04

-------     -------     -------     -------     ----
--
Income from investment operations
Net investment
income..................................
 .55         .54(a)      .53(a)      .60(a)     .61
Net realized and unrealized gain (loss) on
investment

transactions........................................
 .41         .38        (.01)        .13       (.76)

-------     -------     -------     -------     ----
--
   Total from investment
operations....................
 .96         .92         .52         .73       (.15)

-------     -------     -------     -------     ----
--
Less distributions
Dividends from net investment
income...................
(.55)       (.54)       (.53)       (.60)      (.61)
Distributions in excess of net investment
income.......
--(c)       --          --          --         --
Distributions from net realized
gains..................
--        (.16)       (.12)         --       (.22)

-------     -------     -------     -------     ----
--
   Total
distributions.................................
(.55)       (.70)       (.65)       (.60)      (.83)

-------     -------     -------     -------     ----
--
Net asset value, end of
year...........................
$ 11.69     $ 11.28     $ 11.06     $ 11.19
$11.06

-------     -------     -------     -------     ----
--

-------     -------     -------     -------     ----
--
TOTAL
RETURN(b):.......................................
8.72%       8.58%       4.70%       6.86%
(1.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)..........................
$30,149     $29,350     $28,089     $26,519
$2,256
Average net assets
(000)...............................
$29,617     $29,055     $27,628     $15,244
$2,067
Ratios to average net assets:
   Expenses, including distribution
fees...............
 .84%        .93%(a)    1.03%(a)     .98%(a)    .88%
   Expenses, excluding distribution
fees...............
 .74%        .83%(a)     .93%(a)     .88%(a)    .78%
   Net investment
income...............................
4.79%       4.87%(a)    4.78%(a)    5.25%(a)   5.31%
For Class A, B and C shares:
   Portfolio turnover
rate.............................
27%         35%         23%         28%        17%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     12

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                  NORTH CAROLINA
SERIES
----------------------------------------------------
---
-------------------------

Class B

----------------------------------------------------
---

Year Ended August 31,

----------------------------------------------------
---

1998        1997        1996        1995        1994

-------     -------     -------     -------     ----
---
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.....................
$ 11.29     $ 11.06     $ 11.19     $ 11.06     $
12.05

-------     -------     -------     -------     ----
---
Income from investment operations
Net investment
income..................................
 .51         .50(a)      .49(a)      .55(a)      .56
Net realized and unrealized gain (loss) on
investment

transactions........................................
 .40         .39        (.01)        .13        (.77)

-------     -------     -------     -------     ----
---
   Total from investment
operations....................
 .91         .89         .48         .68        (.21)

-------     -------     -------     -------     ----
---
Less distributions
Dividends from net investment
income...................
(.51)       (.50)       (.49)       (.55)
(.56)
Distributions in excess of net investment
income.......
--(c)       --          --          --          --
Distributions from net realized
gains..................
--        (.16)       (.12)         --        (.22)

-------     -------     -------     -------     ----
---
   Total
distributions.................................
(.51)       (.66)       (.61)       (.55)
(.78)

-------     -------     -------     -------     ----
---
Net asset value, end of
year...........................
$ 11.69     $ 11.29     $ 11.06     $ 11.19     $
11.06

-------     -------     -------     -------     ----
---

-------     -------     -------     -------     ----
---
TOTAL
RETURN(b):.......................................
8.19%       8.25%       4.28%       6.44%
(1.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)..........................
$21,726     $524,952    $31,029     $40,119
$69,448
Average net assets
(000)...............................
$23,460     $27,703     $35,605     $51,963
$73,606
Ratios to average net assets:
   Expenses, including distribution
fees...............
1.24%       1.33%(a)    1.43%(a)    1.34%(a)
1.28%
   Expenses, excluding distribution
fees...............
 .74%        .83%(a)     .93%(a)     .84%(a)     .78%
   Net investment
income...............................
4.39%       4.47%(a)    4.37%(a)    5.10%(a)
4.89%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     13

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                     NORTH
CAROLINA
SERIES
----------------------------------------------------
---
-------------------------

Class C

----------------------------------------------------
---

August 1,

1994(d)

Year Ended August 31,                through

----------------------------------------     August
31,

1998        1997       1996       1995         1994

-------     ------     ------     ------     -------
---
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period...................
$ 11.29     $11.06     $11.19     $11.06
$11.09

-------     ------     ------     ------        ----
-
Income from investment operations
Net investment
income..................................
 .48        .47(a)     .46(a)     .52(a)       .04
Net realized and unrealized gain (loss) on
investment

transactions........................................
 .40        .39       (.01)       .13         (.03)

-------     ------     ------     ------        ----
-
   Total from investment
operations....................
 .88        .86        .45        .65          .01

-------     ------     ------     ------        ----
-
Less distributions
Dividends from net investment
income...................
(.48)      (.47)      (.46)      (.52)        (.04)
Distributions in excess of net investment
income.......
--(e)      --         --         --           --
Distributions from net realized
gains..................
--       (.16)      (.12)        --           --

-------     ------     ------     ------        ----
-
   Total
distributions.................................
(.48)      (.63)      (.58)      (.52)        (.04)

-------     ------     ------     ------        ----
-
Net asset value, end of
period.........................
$ 11.69     $11.29     $11.06     $11.19
$11.06

-------     ------     ------     ------        ----
-

-------     ------     ------     ------        ----
-
TOTAL
RETURN(b):.......................................
7.92%      7.98%      4.03%      6.17%         .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)........................
$    30     $   62     $   72     $   53       $
10
Average net assets
(000)...............................
$    31     $   68     $   69     $   32       $
5
Ratios to average net assets:
   Expenses, including distribution
fees...............
1.49%      1.58%(a)   1.68%(a)   1.63%(a)
1.67%(c)
   Expenses, excluding distribution
fees...............
 .74%       .83%(a)    .93%(a)    .88%(a)
 .92%(c)
   Net investment
income...............................
4.14%      4.22%(a)   4.14%(a)   4.59%(a)
5.06%(c)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less
than a full year are not
    annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     14

PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants             NORTH
CAROLINA SERIES
----------------------------------------------------
---
-------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, North Carolina
Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential
Municipal Series Fund,
North Carolina Series (the 'Fund', one of the portfolios constituting Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
----------------------------------------------------
---
-------------------------

                                          PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                               NORTH
CAROLINA SERIES
----------------------------------------------------
---
-------------------------
We are required by the Internal Revenue Code to
advise
you within 60 days of the
Series' fiscal year end (August 31, 1998) as to the
federal tax status of
dividends and distributions paid by the Series
during
such fiscal year.
Accordingly, we are advising you that in the fiscal
year ended August 31, 1998,
dividends paid from net investment income of $0.55
per
Class A share, $0.51 per
Class B share, and $0.48 per Class C share were all
federally tax-exempt
interest dividends. The Series also paid to Class A,
B
and C shares distribution
of $0.0013 which is taxable as ordinary income.
We wish to advise you that the corporate dividends
received deduction for the
Series is zero. Only funds that invest in U.S.
equity
securities are entitled to
pass-through a corporate dividends received
deduction.
In January 1999, you will be advised on IRS Form
1099
DIV or Substitute 1099 DIV
as to the federal tax status of the distributions
received by you in calendar
year 1998.
----------------------------------------------------
---
-------------------------

/ / Prudential Muni Series Fund: North Carolina
Series
--- Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment.
-------------------------------------------------
Prudential Municipal Series Fund: North Carolina
Series vs. Lehman Brothers Municipal Bond Index.

Average Annual
Total Returns
-----------------                    Class A
With Sales Load                      (GRAPH)
6.90% Since Inception (6.88%)
4.80% for 5 Years (4.76%)
5.46% for 1 Year

Without Sales Load
7.28% Since Inception (7.26%)
5.44% for 5 Years (5.40%)
8.72% for 1 Year

Average Annual
Total Returns
---------------------                Class B
With Sales Load                      (GRAPH)
7.46% Since Inception (7.32%)
7.07% for 10 Years (7.05%)
4.84% for 5 Years (4.80%)
3.19% for 1 Year

Without Sales Load
7.46% Since Inception (7.32%)
7.07% for 10 Years (7.05%)
5.00% for 5 Years (4.96%)
8.19% for 1 Year

Average Annual
Total Returns
---------------------                     Class C
With Sales Load                           (GRAPH)
6.39% Since Inception (6.34%)
6.92% for 1 Year

Without Sales Load
6.39% Since Inception (6.34%)
7.92% for 1 Year

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes to the right of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential
Municipal Series
Fund: North Carolina Series (Class A, B, and C shares) with a similar investment in the Lehman Brothers Municipal Bond
Index
(the Index)
by portraying the initial account values at the commencement of operations of Class A and C shares, and for 10 years for Class
B shares, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in
1990 for Class A shares, 1988 for Class B shares, and
1994 for
Class C shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998;
(c)
all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
This conversion feature is not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.
Without
waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The
Index's
holdings differ from the Series' portfolio. The
Index
is
not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M812   MF126E
74435M820
74435M515

(ICON)

Prudential
Municipal
Series Fund
------------------
Ohio Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
Ohio Series

Performance At A Glance.

Municipal bonds rallied along with U.S. Treasuries over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin
America
bolstered demand for securities backed by the full faith and credit of the U.S. government. During the same period, your Prudential Municipal Series Fund -- Ohio Series surpassed the return on the average comparable fund tracked by Lipper
Analytical Services because we invested heavily in noncallable bonds that soared as interest rates fell. We also booked profits on some of our bonds that had gained in value after becoming backed by direct obligations of the U.S.
government.

Cumulative Total Returns1                        As
of
8/31/98
                 One          Five               Ten
Since
                 Year         Years
Years
Inception2
Class A          8.80%    31.38% (31.17)
N/A
86.72%  (86.41)
Class B          8.36     28.89  (28.68)    102.99%
(102.66)    189.11  (187.47)
Class C          8.09          N/A
N/A
28.28   (28.07)
Lipper OH Muni
Debt Fd. Avg.3   7.82         31.08
111.22
***

Average Annual Total Returns1
As of 9/30/98
           One         Five            Ten
Since
           Year        Years          Years
Inception2
Class A    6.07%    5.04% (5.01)        N/A
7.30%
(7.28)
Class B    3.82     5.10  (5.07)    7.35% (7.33)
7.99
(7.95)
Class C    7.55         N/A             N/A
6.58
(6.54)

Distributions & Yields
As of 8/31/98

Taxable
Equivalent Yield4
           Total Distributions     30-Day
At
Tax Rates Of
             Paid for 12 Mos.     SEC Yield
36%
39.6%
Class A          $0.66              3.79%
6.38%
6.76%
Class B          $0.61              3.51
5.91
6.26
Class C          $0.58              3.26
5.49
5.82

Past performance is not indicative of future results.
Principal and
investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and
Lipper Analytical
Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%,
2%, 1%
and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B,
9/20/84;
and
Class C, 8/1/94.

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the
Ohio
Municipal Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 86.70% for
Class
A;
211.14% for Class B; and 32.02% for Class C based on all funds in each share class.

How Investments Compared.
   (As of 8/31/98)
      (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal.
Investors have
received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year.
But their
prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This
investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Christian Smith, Fund Manager        (PICTURE)

Portfolio
Manager's Report

The Series is designed to provide the maximum amount of income exempt from Ohio state and federal income taxes, consistent with preservation of capital. Certain shareholders, however, may be subject to the alternative minimum tax (AMT).
There can
be no assurance the Series will achieve its investment objective.

A Great Buy.
In August this year, some municipal bonds yielded nearly
95% as much as U.S. Treasuries compared to the historical average which is roughly 87%. Tax-exempt bonds cheapened relative to Treasuries partly because a huge supply of newly issued municipal bonds placed a drag on price increases.

Strategy Session.
Main Street Meets Moscow.
Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about.
Thousands
of South- east Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. To the north, Russian President
Boris
Yeltsin
sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United States, where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace
with
gains in
Treasuries because a large supply of new bonds put a
damper on
the municipal securities rally. State and local
governments
took advantage of low borrowing costs by issuing
$146.4
billion
of long-term tax-exempt bonds in the first six months of 1998, a 51% increase over the comparable period in 1997.
Tax-
exempt
bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages.
Thus,
municipal bonds cheapened relative to Treasuries, so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as Treasuries in late August, well above the historical average of roughly 87%.

     Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 8/31/98.
        (PIE CHART)


What Went Well.
Along For The Ride.
As news from Russia grew more ominous in August, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year
Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond Buyer
Revenue
Bond
Index, a weekly average of long-term municipal bond yields, to 5.26%.

Your Series rode the rally higher primarily because of its hefty exposure to noncallable municipal bonds, which comprised
35% of the Series' total investments in August 1998, up from
25% in August of last year. Our belief that bond prices were headed higher (and interest rates lower) led us to buy more noncallable bonds. They perform well in a rally because investors do not have to worry that the bonds might be retired early as interest rates fall.

Some of our noncallable bonds were also zero coupon bonds, which gained sharply as prices climbed because they typically trade at deep discounts to their maturity value.

A Shot In The Arm.
Falling interest rates prompted many state and local governments to lower borrowing costs by prerefunding or arranging for the early retirement of bonds that carry high interest rates. Here is how it worked.
New
bonds with lower interest rates were issued, the proceeds of which purchased direct obligations of the U.S.
government.
The government obligations were used to back the high interest rate bonds until they are retired well in advance of their original maturity date. (However, the bonds are not retired immediately.) Of course, the high interest rate bonds soared in value since they are effectively backed by the full faith and credit of the U.S. government and havea shorter maturity.

Prerefunded bonds accounted for 11% of the Series' total investments in August 1998, down from 15% in August
1997.
Our prerefunded bond holdings declined because we took profits on some of the bonds, which provided a shot in the arm to Series returns. We then reinvested the proceeds in longer-term bonds that offered greater potential for price appreciation as the debt market continued to rally.

       Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
         (PIE CHART)

Five Largest Issuers.
9.1%    Ohio State Air Quality Development Auth.
Rev.
4.9%    Akron, Bath & Copley TownshipsSumma Hlth.
Systems
4.0%    Guam Power Authority Revenue
3.9%    Hilliard City School District
3.8%    Lucas County Hospital Rev.

Expressed as a percentage of net assets as of 8/31/98.

Looking Ahead.
Should U.S. economic growth continue to moderate and global stock markets remain volatile, we believe strong investor demand for
Treasuries could push bond prices even higher and interest rates lower. Accordingly, we plan to maintain a long duration
(a measure
of sensitivity to interest rate changes) that will enable the Series to more fully benefit from any further gains in municipal bond prices.

We cannot rule out the risk of an economic downturn in the United
States next year. To protect the Series, we are closely monitoring the portfolio's credit quality, ever mindful that lower-rated bonds tend to perform poorly when the economy contracts.

President's Letter
September 22, 1998
(PICTURE)

                    The Easy Way To Invest.

Dear Shareholder:

There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.

Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class B shares of the
Prudential Municipal Series Fund -- Ohio Series would have grown $8,599 more if all dividends and capital gains were reinvested over a 10-year period ended August 31, 1998.
(Our
figures include the maximum deduction of applicable sales charges.)

Reinvestment of distributions cannot guarantee positive returns
(no investment strategy can) and individual results may vary.
However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain. And here's another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you?
That's a
decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer Service at 1-800-
225-
1852.

Thank you for your confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    OHIO SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
LONG-TERM INVESTMENTS--97.2%
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Akron Econ. Dev. Rev., M.B.I.A.
Aaa               6.00%      12/01/12   $  1,750
$ 2,001,895
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev.,
Summa
   Health Systems Proj., Ser. A
A3                5.75       11/15/08      4,015
4,269,832
Akron, Gen. Oblig.
A2               10.50       12/01/04        200
269,668
Brecksville Broadview Heights City Sch. Dist.,
F.G.I.C.
Aaa               6.50       12/01/16      1,000
1,157,100
Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.
Aaa               5.85       12/01/15        700
764,708
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake
Ctr.,
   F.H.A.
NR               11.75        8/01/14        625
702,844
Clear Fork Valley Loc. Sch. Dist., Richland Cnty.
AA(c)            Zero        12/01/24        845
230,660
Cleveland Arpt. Spl. Rev. Ref., Continental
Airlines,
   Inc., A.M.T.
Ba2              5.70        12/01/19        650(e)
652,256
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa              Zero         6/01/05        490
369,391
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa              Zero         6/01/06        400
286,996
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa              Zero         6/01/07        315
215,608
   Sch. Impvt., Ser. B, F.G.I.C.
Aaa              Zero        12/01/08        550
350,301
Columbus Citation Hsg. Dev. Corp., Mtge. Rev.,
F.H.A.
AA(c)             7.625       1/01/22      1,885 (d)
2,399,228
Columbus, Gen. Oblig., Mun. Arpt. No. 32, A.M.T.
Aaa               7.15        7/15/06        435
471,679
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.
A1                6.25        8/15/24      1,500 (d)
1,719,000
Dayton, Gen. Oblig., M.B.I.A.
Aaa               7.00       12/01/07        480 (f)
580,051
Dover Mun. Elec. Sys. Rev., F.G.I.C.
Aaa               5.95       12/01/14      1,000
1,095,240
Dublin City Sch. Dist., Cap. Apprec., F.G.I.C., Ref.
Aaa              Zero        12/01/10      1,120
637,773
Fairfield City Sch. Dist., Cap. Apprec., Ref., Sch.
   Impvt.
A1               Zero        12/01/09        515
310,452
Franklin Cnty. Hlth. Care Fac. Rev., Ref., Ohio
   Presbyterian Svcs.
NR                5.50        7/01/21      1,000
998,630
Franklin Cnty. Hosp. Rev., Holy Cross Hlth. Sys.,
Ser.
B,
   A.M.B.A.C.
Aaa               7.65        6/01/10      2,500
(d)(f)
2,713,100
Franklin Cnty. Pub. Impvt., Ser. 93
Aaa               5.375      12/01/20      3,000
3,132,660
Gahanna Jefferson City Sch. Dist., Gen. Oblig.,
   A.M.B.A.C.
Aaa              Zero        12/01/09        445
268,255
Greene Cnty., Cap. Apprec.,
   Swr. Sys. Rev., A.M.B.A.C.
Aaa              Zero        12/01/08        450
286,610
   Wtr. Sys. Rev., Ser. A, F.G.I.C.
Aaa               6.125      12/01/21      1,000
1,113,230
Guam Pwr. Auth. Rev., Ser. A
BBB(c)            6.75       10/01/24      3,110
3,481,894
Hilliard City Sch. Dist., Cap. Apprec. Impvt.,
   Ser. A, F.G.I.C.
Aaa              Zero        12/01/09      2,855
1,721,051
   Ser. A, F.G.I.C.
Aaa              Zero        12/01/10      2,855
1,625,751
Huber Heights Water Sys. Rev., Cap. Apprec.,
M.B.I.A.
Aaa              Zero        12/01/23      1,000
286,950
Kent St. Univ. Rev., Ser. 1561, A.M.B.A.C.
AAA(c)            5.00        5/01/23      1,000
991,530
Lakota Local Sch. Dist., Cap. Apprec., F.G.I.C.
Aaa              Zero        12/01/11      1,250
672,813
Logan Hocking Local Sch. Dist., Hocking, Perry &
Vinton
   Co., Gen. Oblig., A.M.B.A.C.
Aaa              Zero        12/01/09        650
392,262
Lorain Cnty. Hosp. Rev., Ref. Mtge., Elyria United
   Methodist Village
NR                6.875       6/01/22      2,500
2,765,500
Lucas Cnty. Hlth. Fac. Rev., Ref., Ohio Presbyterian
   Retirement Svcs.
NR                6.625       7/01/14      1,750
1,927,240
Lucas Cnty. Hosp. Rev., Promedica Healthcare Oblig.,
Ser.
   96, M.B.I.A.
Aaa               5.75       11/15/09      3,000 (f)
3,318,180

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    OHIO SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Marion Cnty. Hosp. Impvt. Rev., Ref., Comn. Hosp.,
Ser.
   96
BBB+(c)          6.375%       5/15/11    $ 2,000
$ 2,200,560
Marysville Village Sch. Dist., Gen. Oblig., Sch.
Impvt.,
   M.B.I.A.
Aaa              Zero        12/01/15        865
379,086
Miami Cnty. Hosp. Fac. Rev., Ref. & Impvt., Upper
Valley
   Med. Ctr.
Baa              6.375        5/15/26      1,000
1,074,370
Montgomery Cnty. Hlth. Sys. Rev., Ref., Franciscan
Med.
   Ctr., Dayton
Baa1             5.50         7/01/18      1,750
1,766,765
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.
Aaa              Zero         9/01/05      1,000
746,010
   Greater Moraine, Beaver Creek, F.G.I.C.
Aaa              Zero         9/01/07        500
338,545
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.
Aaa               7.50       12/01/14        500
591,265
Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt.,
   Cap. Apprec., A.M.B.A.C.
Aaa              Zero        12/01/06        805
565,343
   Cap. Apprec. Ref., F.G.I.C.
Aaa              Zero        12/01/14      1,245
566,027
   Cap. Apprec. Ref., F.G.I.C.
Aaa              Zero        12/01/17      1,495
579,970
   Cap. Apprec. Ref., F.G.I.C.
Aaa              Zero        12/01/18      1,495
551,042
North Canton City Sch.,
   Cap. Apprec. Ref., F.G.I.C
Aaa              Zero        12/01/07      1,210
810,458
   Cap. Apprec. Ref., F.G.I.C
Aaa              Zero        12/01/09      1,205
726,398
Ohio Hsg. Fin. Agy., Mtg. Rev., G.N.M.A., A.M.T.
AAA(c)            6.05        9/01/17      1,000
1,067,070
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Cleveland Elec. Co. Proj., Ref., F.G.I.C.
Aaa               8.00       12/01/13      2,500 (f)
2,884,675
   Cleveland Elec. Co. Proj., Ref., A.M.T.
Ba1               6.10        8/01/20      1,000
1,046,190
   Edison Proj., Ser. A, F.G.I.C
Aaa               7.45        3/01/16      3,750 (f)
4,004,512
Ohio St. Bldg. Auth., Das Data Ctr. Proj.
Aa3               6.00       10/01/08        615
699,249
Ohio St. Higher Edl. Fac. Comn. Rev., Case Western
Resv.
   Univ., Ser. B
Aa3               6.50       10/01/20        750
903,900
Ohio St. Solid Waste Rev., A.M.T.
NR                8.50        8/01/22      1,000
1,068,540
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.
Aaa              Zero        12/01/08        890
566,850
   Gen. Oblig., A.M.B.A.C.
Aaa              Zero        12/01/09      1,875
1,130,288
   Gen. Oblig., A.M.B.A.C.
Aaa              Zero        12/01/13        525
252,425
Puerto Rico Comm., M.B.I.A.
Aaa               4.875       7/01/23      1,000
985,060
Puerto Rico Elec. Pwr. Auth. Rev., Ser. S, M.B.I.A.
Aaa               6.125       7/01/09      1,000
1,156,660
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Pub. Ed. &
Hlth.
   Facs., Ser. J
Baa1             Zero         7/01/06      3,000
2,144,790
Puerto Rico, Cap. Apprec. Ref., Pub. Impt., Gen.
Oblig.
Baa1             Zero         7/01/14      1,000
463,930
Reynoldsburg City Sch. Dist., Cap. Apprec. Ref.,
F.G.I.C.      Aaa              Zero        12/01/12
1,465           744,191
Sugarcreek Local Sch. Dist., Cap. Apprec., F.G.I.C.
Aaa              Zero        12/01/08        500
320,055
Toledo, Cap. Apprec. Ref.,
   Ser. B, F.G.I.C.
Aaa              Zero        12/01/09      1,450
874,089
   Ser. B, F.G.I.C.
Aaa              Zero        12/01/10      1,000
569,440
Trumbull Cnty. Cap. Apprec., A.M.B.A.C.
Aaa              Zero        12/01/10      1,300
740,272
Trumbull Cnty. Correctional Fac.,
   Cap. Apprec., A.M.B.A.C.
Aaa              Zero        12/01/08      1,250
796,137
   Cap. Apprec., A.M.B.A.C.
Aaa              Zero        12/01/09      1,250
753,525

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL
MUNICIPAL SERIES FUND
Portfolio of Investments as
of August 31, 1998                    OHIO SERIES
----------------------------------------------------
---
-------------------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
----------------------------------------------------
---
----------------------------------------------------
---
----------------
Univ. of Puerto Rico Rev., Cap. Apprec. Ref., Ser.
N,
   M.B.I.A.
Aaa              Zero         6/01/13    $ 4,245
$ 2,136,296
Virgin Islands Pub. Fin. Auth. Rev., Ref.,
   Matching Loan Notes, Ser. A
NR                7.25%      10/01/18      1,000 (d)
1,145,230
   Matching Loan Notes, Ser. E
NR                5.875      10/01/18      1,000
1,035,410
Virgin Islands Terr., Hugo Ins. Claims Fund Proj.,
Ser.
   91
NR                7.75       10/01/06        365 (d)
401,569
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev.,
Ser.
A      NR                7.40        7/01/11
920
(d)     1,012,580
Woodmore Indpt. Sch. Dist., Gen. Oblig., A.M.B.A.C.
Aaa              Zero        12/01/06        480
338,462

-----------
Total long-term investments (cost $76,191,279)
$84,317,572

-----------
SHORT-TERM INVESTMENTS--3.9%
Cuyahoga Cnty. Hosp. Rev., F.R.D.D.
VMIG1             3.25        9/01/98      2,700
2,700,000
Ohio St. Air Quality Dev. Auth. Rev.,
   Ref., Cin. Gas & Elec., Ser. A, F.R.D.D.
A-1+              3.85        9/01/98        300
300,000
   Ref., Cin. Gas & Elec., Ser. B, F.R.D.D.
VMIG1             3.30        9/01/98        400
400,000

-----------
Total short-term investments (cost $3,400,000)
$ 3,400,000

-----------
Total Investments--101.1%
(cost $79,591,279; Note 4)
87,717,572
Liabilities in excess of other assets--(1.1)%
(924,284)

-----------
Net Assets--100%
$86,793,288

-----------

-----------

---------------
(a) The following abbreviations are used in
portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    G.N.M.A.--Government National Mortgage
Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the
maturity date of Floating Rate
    Demand Notes is considered to be the later of
the
next date on which the
    security can be redeemed at par, or the next
date
on which the rate of
    interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash
and/or direct U.S.
guaranteed obligations.
(e) Represents when-issued security.
(f) All or partial principal amount pledged as
collateral for financial futures
contracts or when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional
Information
contains a description of
Moody's and Standard & Poor's ratings.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     5

PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          OHIO
SERIES
----------------------------------------------------
---
-------------------------

Assets
August 31, 1998
Investments, at value (cost
$79,591,279)........................................
 ...
 .......................      $  87,717,572
Cash................................................
 ...
 ...................................................
99,997
Interest
receivable..........................................
 ...
 ..........................................
964,844
Due from broker - variation
margin..............................................
 ...
 .......................             10,469
Other
assets..............................................
 ...
 .............................................
2,399

---------------
   Total
assets..............................................
 ...
 ..........................................
88,795,281

---------------
Liabilities
Payable for investments
purchased...........................................
 ...
 ...........................          1,804,424
Dividends
payable.............................................
 ...
 .........................................
61,446
Payable for Series shares
reacquired..........................................
 ...
 .........................             39,360
Accrued
expenses............................................
 ...
 ...........................................
37,054
Management fee
payable.............................................
 ...
 ....................................
36,433
Distribution fee
payable.............................................
 ...
 ..................................
19,149
Deferred trustee's
fees................................................
 ...
 ................................              4,127

---------------
   Total
liabilities.........................................
 ...
 ..........................................
2,001,993

---------------
Net
Assets..............................................
 ...
 ...............................................
$
86,793,288

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.................................................
 ...
 ..............      $      70,498
   Paid-in capital in excess of
par.................................................
 ...
 ...................         77,124,027

---------------

77,194,525
   Accumulated net realized gain on
investments.........................................
 ...
 ...............          1,384,064
   Net unrealized appreciation on
investments.........................................
 ...
 .................          8,214,699

---------------
Net assets, August 31,
1998................................................
 ...
 ............................      $  86,793,288

---------------

---------------
Class A:
   Net asset value and redemption price per share
      ($51,546,391 / 4,188,009 shares of beneficial
interest issued and
outstanding)......................
$12.31
   Maximum sales charge (3% of offering
price)..............................................
 ...
 ...........                .38

---------------
   Maximum offering price to
public..............................................
 ...
 ......................             $12.69

---------------

---------------
Class B:
   Net asset value, offering price and redemption
price
per share
      ($35,063,714 / 2,846,962 shares of beneficial
interest issued and
outstanding)......................
$12.32

---------------

---------------
Class C:
   Net asset value, offering price and redemption
price
per share
      ($183,183 / 14,874 shares of beneficial
interest
issued and outstanding)............................
$12.32

---------------

---------------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
----------------------------------------------------
---
-----

Year
Ended
Net Investment Income
August
31, 1998
Income
   Interest.................................     $
5,133,067
                                               -----
---
-------
Expenses
   Management fee...........................
445,394
   Distribution fee--Class A................
51,082
   Distribution fee--Class B................
189,240
   Distribution fee--Class C................
1,116
   Custodian's fees and expenses............
72,000
   Transfer agent's fees and expenses.......
57,000
   Registration fees........................
25,000
   Reports to shareholders..................
25,000
   Legal fees and expenses..................
12,000
   Audit fee and expenses...................
10,000
   Trustees' fees...........................
4,000
   Miscellaneous............................
2,784
                                               -----
---
-------
      Total expenses........................
894,616
   Less: Custodian fee credit...............
(3,783)
                                               -----
---
-------
      Net expenses..........................
890,833
                                               -----
---
-------
Net investment income.......................
4,242,234
                                               -----
---
-------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................
2,022,624
   Financial futures transactions...........
(564,837)
                                               -----
---
-------

1,457,787
                                               -----
---
-------
Net change in unrealized appreciation on:
   Investments..............................
1,537,842
   Financial futures contracts..............
88,406
                                               -----
---
-------

1,626,248
                                               -----
---
-------
Net gain on investments.....................
3,084,035
                                               -----
---
-------
Net Increase in Net Assets
Resulting from Operations...................     $
7,326,269
                                               -----
---
-------
                                               -----
---
-------

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
----------------------------------------------------
---
-----

Increase (Decrease)                     Year Ended
August 31,
in Net Assets                           1998
1997
Operations
   Net investment income...........  $ 4,242,234
$
5,035,371
   Net realized gain on investment
      transactions.................    1,457,787
715,637
   Net change in unrealized
      appreciation of
      investments..................    1,626,248
1,564,511
                                     -----------
---
---------
   Net increase in net assets
      resulting from operations....    7,326,269
7,315,519
                                     -----------
---
---------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................   (2,519,282)
(2,772,904)
      Class B......................   (1,716,610)
(2,259,774)
      Class C......................       (6,342)
(2,693)
                                     -----------
---
---------
                                      (4,242,234)
(5,035,371)
                                     -----------
---
---------
   Distributions in excess of net
      investment income
      Class A......................       (4,269)
(8,880)
      Class B......................       (3,222)
(7,822)
      Class C......................          (14)
(16)
                                     -----------
---
---------
                                          (7,505)
(16,718)
                                     -----------
---
---------
   Distributions from net realized
      gains
      Class A......................     (268,925)
(75,480)
      Class B......................     (202,959)
(66,491)
      Class C......................         (850)
(134)
                                     -----------
---
---------
                                        (472,734)
(142,105)
                                     -----------
---
---------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    3,719,541
3,739,237
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    2,728,980
3,073,341
   Cost of shares reacquired.......  (14,076,854)
(18,009,150)
                                     -----------
---
---------
   Net decrease in net assets from
      Series share transactions....   (7,628,333)
(11,196,572)
                                     -----------
---
---------
Total decrease.....................   (5,024,537)
(9,075,247)
Net Assets
Beginning of year..................   91,817,825
100,893,072
                                     -----------
---
---------
End of year........................  $86,793,288
$
91,817,825
                                     -----------
---
---------
                                     -----------
---
---------

----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     7

PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements               OHIO
SERIES
----------------------------------------------------
---
-------------------------
Prudential Municipal Series Fund (the 'Fund') is
registered under the Investment
Company Act of 1940, as an open-end investment
company.
The Fund was organized
as a Massachusetts business trust on May 18, 1984
and
consists of thirteen
series. The monies of each series are invested in
separate, independently
managed portfolios. The Ohio Series (the 'Series')
commenced investment
operations in September, 1984. The Series is
diversified and its investment
objectives is to maximize current income that is
exempt
from Ohio state and
federal income taxes consistent with the
preservation
of capital and, in
conjunction therewith, the Series may invest in debt
securities with the
potential for capital gains. The Series seeks to
achieve this objective by
investing primarily in Ohio state, municipal and
local
government obligations
and obligations of other qualifying issuers. The
ability of the issuers of the
securities held by the Series to meet their
obligations
may be affected by
economic developments in a specific state, industry
or
region.
----------------------------------------------------
---
-----
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund, and the Series, in preparation of its
financial
statements.
Securities Valuation: The Series values municipal
securities (including
commitments to purchase such securities on a 'when-
issued' basis) on the basis
of prices provided by a pricing service which uses
information with respect to
transactions in bonds, quotations from bond dealers,
market transactions in
comparable securities and various relationships
between
securities in
determining values. If market quotations are not
readily available from such
pricing services, a security is valued at its fair
value as determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60
days
are valued at current
market quotations. Short-term securities which
mature
in 60 days or less are
valued at amortized cost.
All securities are valued as of 4:15 p.m., New York
time.
Financial Futures Contracts: A financial futures
contract is an agreement to
purchase (long) or sell (short) an agreed amount of
securities at a set price
for delivery on a future date. Upon entering into a
financial futures contract,
the Series is required to pledge to the broker an
amount of cash and/or other
assets equal to a certain percentage of the contract
amount. This amount is
known as the 'initial margin.' Subsequent payments,
known as 'variation margin,'
are made or received by the Series each day,
depending
on the daily fluctuations
in the value of the underlying security. Such
variation
margin is recorded for
financial statement purposes on a daily basis as
unrealized gain or loss. When
the contract expires or is closed, the gain or loss
is
realized and is presented
in the statement of operations as net realized gain
(loss) on financial futures
contracts.
The Series invests in financial futures contracts in
order to hedge its existing
portfolio securities or securities the Series
intends
to purchase, against
fluctuations in value caused by changes in
prevailing
interest rates. Should
interest rates move unexpectedly, the Series may not
achieve the anticipated
benefits of the financial futures contracts and may
realize a loss. The use of
futures transactions involves the risk of imperfect
correlation in movements in
the price of futures contracts, interest rates and
the
underlying hedged assets.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains and
losses
on sales of securities are
calculated on the identified cost basis. Interest
income is recorded on the
accrual basis. The Series amortizes premiums and
accretes original issue
discount paid on purchases of portfolio securities
as
adjustments to interest
income. Expenses are recorded on the accrual basis
which may require the use of
certain estimates by management.
Net investment income (other than distribution fees)
and unrealized and realized
gains or losses are allocated daily to each class of
shares based upon the
relative proportion of net assets of each class at
the
beginning of the day.
Federal Income Taxes: For federal income tax
purposes,
each Series in the Fund
is treated as a separate taxpaying entity. It is the
intent of the Series to
continue to meet the requirements of the Internal
Revenue Code applicable to
regulated investment companies and to distribute all
of
its net income to
shareholders. For this reason, no federal income tax
provision is required.
Dividends and Distributions: The Series declares
daily
dividends from net
investment income. Payment of dividends are made
monthly. Distributions of net
capital gains, if any, are made annually.
Income distributions and capital gain distributions
are
determined in accordance
with income tax regulations which may differ from
generally accepted accounting
principles.
Custody Fee Credits: The Fund has an arrangement
with
its custodian bank,
whereby uninvested monies earn credits which reduce
the
fees charged by the
custodian.
Reclassification of Capital Accounts: The Fund
accounts
and reports for
distributions to shareholders in accordance with
American Institute of Certified
Public Accountants, Statement of Position 93-2:
Determination, Disclosure, and
Financial Statement Presentation of Income, Capital
Gain, and Return of Capital
Distributions by Investment Companies.
----------------------------------------------------
---
-------------------------
                                       PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements          OHIO SERIES
----------------------------------------------------
---
-------------------------
The effect of applying this statement was to
increase
undistributed net
investment income and decrease accumulated net
realized
gain on investments by
$7,505, due to the sale of securities purchased with
market discount during the
year ended August 31, 1998. Net investment income,
net
realized gains and net
assets were not affected by this change.
----------------------------------------------------
---
-----
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the
subadviser's performance of such
services. PIFM has entered into a subadvisory
agreement
with The Prudential
Investment Corporation ('PIC'); PIC furnishes
investment advisory services in
connection with the management of the Fund. PIFM
pays
for the cost of the
subadviser's services, the cost of compensation of
officers and employees of the
Fund, occupancy and certain clerical and bookkeeping
costs of the Fund. The Fund
bears all other costs and expenses.
The management fee paid PIFM is computed daily and
payable monthly, at an annual
rate of .50 of 1% of the average daily net assets of
the Series.
The Fund had a distribution agreement with
Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class
A,
Class B and Class C
shares of the Fund through May 31, 1998. Prudential
Investment Management
Services LLC ('PIMS') became the distributor of the
Fund effective June 1, 1998
and is serving the Fund under the same terms and
conditions as under the
arrangement with PSI. The Fund compensated PSI and
PIMS
for distributing and
servicing the Fund's Class A, Class B and Class C
shares pursuant to plans of
distribution, (the 'Class A, B and C Plans'),
regardless of expenses actually
incurred by them. The distribution fees are accrued
daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund
compensates PIMS for
distribution-related activities at an annual rate of
up
to .30 of 1%, .50 of 1%
and 1% of the average daily net assets of the Class
A,
B and C shares,
respectively. Such expenses under the Plans were .10
of
1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B
and C shares, respectively,
for the fiscal year ended August 31, 1998.
PSI and PIMS have advised the Series that they
received
approximately $7,300 in
front-end sales charges resulting from sales of
Class A
shares during the fiscal
year ended August 31, 1998. From these fees, PSI and
PIMS paid such sales
charges to affiliated broker-dealers, which in turn
paid commissions to
sales-persons and incurred other distribution costs.
PSI and PIMS have advised the Series that for the
fiscal year ended August 31,
1998, they received approximately $72,300 and $100
in
contingent deferred sales
charges imposed upon certain redemptions by Class B
and
Class C shareholders,
respectively.
PSI, PIMS, PIFM, and PIC are indirect, wholly owned
subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered
investment companies (the
'Funds'), entered into a credit agreement (the
'Agreement') with an unaffiliated
lender. The maximum commitment under the Agreement
is
$200,000,000. Interest on
any such borrowings outstanding will be at market
rates. The purpose of the
Agreement is to serve as an alternative source of
funding for capital share
redemptions. The Series did not borrow any amounts
pursuant to the Agreement
during the fiscal year ended August 31, 1998. The
Funds
pay a commitment fee at
an annual rate of .055 of 1% on the unused portion
of
the credit facility. The
commitment fee is accrued and paid quarterly on a
pro
rata basis by the Funds.
The Agreement expired on December 30, 1997 and has
been
extended through
December 29, 1998 under the same terms.
----------------------------------------------------
---
-----
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a
wholly
owned subsidiary of PIFM,
serves as the Fund's transfer agent. During the
fiscal
year ended August 31,
1998, the Series incurred fees of approximately
$41,500
for the services of
PMFS. As of August 31, 1998, approximately $2,900 of
such fees were due to PMFS.
Transfer agent fees and expenses in the Statement of
Operations include certain
out-of-pocket expenses paid to nonaffiliates.
----------------------------------------------------
---
-----
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the
Series, excluding short-term
investments, for the fiscal year ended August 31,
1998
were $26,479,243 and
$35,608,608, respectively.
The cost basis of investments for federal income tax
purposes at August 31, 1998
was substantially the same as for financial
reporting
purposes and accordingly,
net unrealized appreciation of investments for
federal
income tax purposes was
$8,126,293 (gross unrealized appreciation--
$8,130,708;
gross unrealized
depreciation--$4,415).
----------------------------------------------------
---
-------------------------

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements            OHIO SERIES
----------------------------------------------------
---
-------------------------
During the fiscal year ended August 31, 1998, the Series entered into financial futures contracts. Details of open contracts at August
31, 1998 are as follows:

Value at        Value at        Unrealized
  Number of                       Expiration
August 31,        Trade        Appreciation/
  Contracts           Type           Date
1998            Date        (Depreciation)
--------------    ------------    -----------    ---
---
------     ----------     --------------
Short Positions:
41                U.S. T-Bond     Sept. 1998
$5,191,625      $5,087,844       $ (103,781)
                                                 ---
---
------     ----------     --------------
                                                 ---
---
------     ----------     --------------
Long Positions:
50                U.S. T-Bond     Sept. 1998
6,356,250       6,164,063          192,187
                                                 ---
---
------     ----------     --------------
                                                 ---
---
------     ----------     --------------

----------------------------------------------------
---
-----
Note 5. Capital
The Series offers Class A, Class B and Class C
shares.
Class A shares are sold
with a front-end sales charge of up to 3%. Class B
shares are sold with a
contingent deferred sales charge which declines from
5%
to zero depending on the
period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year.
Class B shares automatically
convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                  Shares
Amount
--------------------------------------  --------
---
---------
Year ended August 31, 1998:
Shares sold...........................   119,495
$
1,453,990
Shares issued in reinvestment of
  dividends
  and distributions...................   135,599
1,646,460
Shares reacquired.....................  (575,569)
(6,996,342)
                                        --------
---
---------
Net decrease in shares outstanding
  before conversion...................  (320,475)
(3,895,892)
Shares issued upon conversion from
  Class B.............................   244,351
2,964,239
                                        --------
---
---------
Net decrease in shares outstanding....   (76,124)
$
(931,653)
                                        --------
---
---------
                                        --------
---
---------
Year ended August 31, 1997:
Shares sold...........................    49,987
$
593,763
Shares issued in reinvestment of
  dividends
  and distributions...................   144,889
1,718,951
Shares reacquired.....................  (775,729)
(9,195,686)
                                        --------
---
---------
Net decrease in shares outstanding
  before conversion...................  (580,853)
(6,882,972)
Shares issued upon conversion from
  Class B.............................   583,271
6,914,521
                                        --------
---
---------
Net increase in shares outstanding....     2,418
$
31,549
                                        --------
---
---------
                                        --------
---
---------
Class B                                  Shares
Amount
--------------------------------------  --------
---
---------
Year ended August 31, 1998:
Shares sold...........................   176,720
$
2,148,713
Shares issued in reinvestment of
  dividends
  and distributions...................    88,790
1,078,882
Shares reacquired.....................  (582,208)
(7,068,071)
                                        --------
---
---------
Net decrease in shares outstanding
  before conversion...................  (316,698)
(3,840,476)
Shares reacquired upon conversion into
  Class A.............................  (244,213)
(2,964,239)
                                        --------
---
---------
Net decrease in shares outstanding....  (560,911)
$
(6,804,715)
                                        --------
---
---------
                                        --------
---
---------
Year ended August 31, 1997:
Shares sold...........................   260,769
$
3,098,896
Shares issued in reinvestment of
  dividends
  and distributions...................   113,885
1,351,814
Shares reacquired.....................  (740,541)
(8,791,868)
                                        --------
---
---------
Net decrease in shares outstanding
  before conversion...................  (365,887)
(4,341,158)
Shares reacquired upon conversion into
  Class A.............................  (582,780)
(6,914,521)
                                        --------
---
---------
Net decrease in shares outstanding....  (948,667)
$(11,255,679)
                                        --------
---
---------
                                        --------
---
---------
Class C
--------------------------------------
Year ended August 31, 1998:
Shares sold...........................     9,671
$
116,838
Shares issued in reinvestment of
  dividends
  and distributions...................       299
3,638
Shares reacquired.....................    (1,028)
(12,441)
                                        --------
---
---------
Net increase in shares outstanding....     8,942
$
108,035
                                        --------
---
---------
                                        --------
---
---------
Year ended August 31, 1997:
Shares sold...........................     3,802
$
46,578
Shares issued in reinvestment of
  dividends
  and distributions...................       217
2,576
Shares reacquired.....................    (1,828)
(21,596)
                                        --------
---
---------
Net increase in shares outstanding....     2,191
$
27,558
                                        --------
---
---------
                                        --------
---
---------

----------------------------------------------------
---
-------------------------

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                     OHIO SERIES
----------------------------------------------------
---
-------------------------

Class A

----------------------------------------------------
--

Year Ended August 31,

----------------------------------------------------
--

1998        1997        1996        1995        1994

-------     -------     -------     -------     ----
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................   $ 11.95     $
11.70
$ 11.92     $ 11.72     $12.38

-------     -------     -------     -------     ----
--
Income from investment operations
Net investment
income........................................
 .60         .63(a)      .63(a)      .65(a)     .66
Net realized and unrealized gain (loss) on
investment

transactions........................................
 ...
 ...       .42         .27        (.15)        .20
(.66)

-------     -------     -------     -------     ----
--
   Total from investment
operations..........................      1.02
 .90         .48         .85         --

-------     -------     -------     -------     ----
--
Less distributions
Dividends from net investment
income.........................      (.60)
(.63)
(.63)       (.65)      (.66)
Distributions in excess of net investment
income.............        --(c)       --(c)       -
-
--         --
Distributions from net realized
gains........................      (.06)       (.02)
(.07)         --         --

-------     -------     -------     -------     ----
--
   Total
distributions.......................................
(.66)       (.65)       (.70)       (.65)      (.66)

-------     -------     -------     -------     ----
--
Net asset value, end of
year.................................   $ 12.31
$
11.95     $ 11.70     $ 11.92     $11.72

-------     -------     -------     -------     ----
--

-------     -------     -------     -------     ----
--
TOTAL
RETURN(b):..........................................
 ...
8.80%       7.92%       4.02%       7.59%
(0.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................   $51,546
$50,977     $49,851     $51,132     $4,749
Average net assets
(000).....................................   $51,082
$51,641     $51,205     $29,904     $4,733
Ratios to average net assets:
   Expenses, including distribution
fees.....................       .83%        .80%(a)
 .80%(a)     .83%(a)    .84%
   Expenses, excluding distribution
fees.....................       .73%        .70%(a)
 .70%(a)     .73%(a)    .74%
   Net investment
income.....................................
4.93%
5.37%(a)    5.27%(a)    5.50%(a)   5.45%
For Class A, B and C shares:
   Portfolio turnover
rate...................................        30%
22%         35%         38%        20%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     11

                                         PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                     OHIO SERIES
----------------------------------------------------
---
-------------------------

Class B

----------------------------------------------------
---
-

Year Ended August 31,

----------------------------------------------------
---
-

1998        1997        1996        1995
1994

-------     -------     -------     -------     ----
---
-
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................   $ 11.96     $
11.71
$ 11.93     $ 11.73     $  12.38

-------     -------     -------     -------     ----
---
-
Income from investment operations
Net investment
income........................................
 .55         .59(a)      .58(a)      .60(a)       .61
Net realized and unrealized gain (loss) on
investment

transactions........................................
 ...
 ...       .42         .27        (.15)        .20
(.65)

-------     -------     -------     -------     ----
---
-
   Total from investment
operations..........................       .97
 .86         .43         .80         (.04)

-------     -------     -------     -------     ----
---
-
Less distributions
Dividends from net investment
income.........................      (.55)
(.59)
(.58)       (.60)        (.61)
Distributions in excess of net investment
income.............        --(c)       --(c)       -
-
--           --
Distributions from net realized
gains........................      (.06)       (.02)
(.07)         --           --

-------     -------     -------     -------     ----
---
-
   Total
distributions.......................................
(.61)       (.61)       (.65)       (.60)
(.61)

-------     -------     -------     -------     ----
---
-
Net asset value, end of
year.................................   $ 12.32
$
11.96     $ 11.71     $ 11.93     $  11.73

-------     -------     -------     -------     ----
---
-

-------     -------     -------     -------     ----
---
-
TOTAL
RETURN(b):..........................................
 ...
8.36%       7.49%       3.61%       7.16%
(0.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................   $35,064
$40,770     $50,998     $62,805     $118,270
Average net assets
(000).....................................   $37,848
$45,503     $57,909     $85,410     $121,365
Ratios to average net assets:
   Expenses, including distribution
fees.....................      1.23%       1.20%(a)
1.20%(a)    1.22%(a)     1.24%
   Expenses, excluding distribution
fees.....................       .73%        .70%(a)
 .70%(a)     .72%(a)      .74%
   Net investment
income.....................................
4.54%
4.97%(a)    4.87%(a)    5.27%(a)     5.05%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each year reported and includes
reinvestment of dividends and
    distributions.
(c) Less than $.005 per share.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     12

PRUDENTIAL
MUNICIPAL SERIES FUND
Financial Highlights                       OHIO
SERIES
----------------------------------------------------
---
-------------------------

Class C

----------------------------------------------------
--

August 1,

1994(e)

Year Ended August 31,               Through

---------------------------------------     August
31,

1998       1997       1996       1995         1994

------     ------     ------     ------     --------
--
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period.........................   $11.96     $11.71
$11.93     $11.73       $11.75

------     ------     ------     ------        -----
Income from investment operations
Net investment
income........................................
 .52
 .56(a)     .55(a)     .57(a)       .05
Net realized and unrealized gain (loss) on
investment

transactions........................................
 ...
 ...      .42        .27       (.15)       .20
(.02)

------     ------     ------     ------        -----
   Total from investment
operations..........................      .94
 .83        .40        .77          .03

------     ------     ------     ------        -----
Less distributions
Dividends from net investment
income.........................     (.52)      (.56)
(.55)      (.57)        (.05)
Distributions in excess of net investment
income.............       --(c)      --(c)      --
--           --
Distributions from net realized
gains........................     (.06)      (.02)
(.07)        --           --

------     ------     ------     ------        -----
   Total
distributions.......................................
(.58)      (.58)      (.62)      (.57)        (.05)

------     ------     ------     ------        -----
Net asset value, end of
period...............................   $12.32
$11.96     $11.71     $11.93       $11.73

------     ------     ------     ------        -----

------     ------     ------     ------        -----
TOTAL
RETURN(b):..........................................
 ...
8.09%      7.22%      3.36%      6.89%        0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)..............................     $183
$71
$44       $126           $5
Average net assets
(000).....................................     $149
$57        $97       $ 61           $2
Ratios to average net assets:
   Expenses, including distribution
fees.....................     1.48%      1.45%(a)
1.45%(a)   1.49%(a)     2.28%(d)
   Expenses, excluding distribution
fees.....................      .73%       .70%(a)
 .70%(a)    .74%(a)     1.53%(d)
   Net investment
income.....................................
4.26%
4.72%(a)   4.62%(a)   4.76%(a)     4.73%(d)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of
sales
loads. Total return is
    calculated assuming a purchase of shares on the
first day and a sale on the
    last day of each period reported and includes
reinvestment of dividends and
    distributions. Total returns for periods of less
than one year are not
    annualized.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
----------------------------------------------------
---
-------------------------
See Notes to Financial Statements.     13

PRUDENTIAL MUNICIPAL SERIES FUND
Report of Independent Accountants              OHIO
SERIES
----------------------------------------------------
---
-------------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Ohio Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential
Municipal Series Fund,
Ohio Series (the 'Fund', one of the portfolios constituting Prudential Municipal
Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights
(hereafter referred to as 'financial statements') are the responsibility of the
Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998
----------------------------------------------------
---
-------------------------

                                          PRUDENTIAL
MUNICIPAL SERIES FUND
Federal Income Tax Information
(Unaudited)                               OHIO
SERIES
----------------------------------------------------
---
-------------------------
We are required by the Internal Revenue Code to
advise
you within 60 days of the
Series' fiscal year end (August 31, 1998) as to the
federal tax status of
dividends and distributions paid by the Series
during
such fiscal year.
Accordingly, we are advising you that in the fiscal
year ended August 31, 1998,
dividends paid from net investment income of $.60
per
Class A share, $.55 per
Class B share and $.52 per Class C share were all
federally tax-exempt interest
dividends. In addition, the Series paid to Class A,
B
and C shares a special
taxable income distribution of $.001 which is
taxable
as ordinary income and a
long-term capital gain distribution of which $.002
is
taxable at 28% rate gain
and $.061 is taxable at 20% rate gain.
We wish to advise you that the corporate dividends
received deduction for the
Series is zero. Only funds that invest in U.S.
equity
securities are entitled to
pass-through a corporate dividends received
deduction.
In January 1999, you will be advised on IRS Form
1099
DIV or substitute 1099 DIV
as to the federal tax status of the dividends and
distributions received by you
in calendar year 1998.
----------------------------------------------------
---
-------------------------

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd
like to
help. So we'll use this space from time to time to explain some of the words you might have read, but not understood.
And if you
have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve
on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment.
While
leverage
can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or mutual
fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most
often
used to
describe the difference   between prices bid and
asked
for a
security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

/ / Prudential Muni Series Fund: Ohio Series
--- Lehman Brothers Municipal Bond Index


Comparing A $10,000 Investment.
-------------------------------------------------
Prudential Municipal Series Fund: Ohio Series vs.
Lehman Brothers Municipal Bond Index.


Average Annual
Total Returns
--------------------                       Class A
With Sales Load                            (GRAPH)
7.15% Since Inception (7.13%)
4.97% for 5 Years (4.94%)
5.53% for 1 Year

Without Sales Load
7.53% Since Inception (7.51%)
5.61% for 5 Years (5.58%)
8.80% for 1 Year


Average Annual
Total Returns
----------------------                   Class B
With Sales Load                          (GRAPH)
7.91% Since Inception (7.87%)
7.34% for 10 Years (7.32%)
5.04% for 5 Years (5.01%)
3.36% for 1 Year

Without Sales Load
7.91% Since Inception (7.87%)
7.34% for 10 Years (7.32%)
5.21% for 5 Years (5.17%)
8.36% for 1 Year


Average Annual
Total Returns
----------------------                  Class C
With Sales Load                         (GRAPH)
6.29% Since Inception (6.25%)
7.09% for 1 Year

Without Sales Load
6.29% Since Inception (6.25%)
8.09% for 1 Year

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes to the right of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential
Municipal
Series Fund: Ohio Series (Class A, B, and C shares) with a similar investment in the Lehman Brothers Municipal
Bond
Index (the Index) by portraying the initial account values at the commencement of operations of Class A and C shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares,
1988 for Class B shares, and 1994 for Class C shares.
For
purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b)
the
maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and
Class C shares, assuming full redemption on August
31,
1998;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to
Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees.
Without
waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about
47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the
Series' investors. The Index's holdings differ from the
Series'
portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Harry A. Jacobs, Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary
David F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the
Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M838    MF123E
74435M846
74435M499

(ICON)
Prudential
Municipal
Series Fund
----------------------
Pennsylvania Series

ANNUAL
REPORT
Aug. 31, 1998

(LOGO)

Prudential Municipal Series Fund
Pennsylvania Series

Performance At A Glance.
Municipal bonds rallied along with U.S. Treasuries over the past year ended August 31, 1998, as concern about economic and political strife in Asia, Russia, and Latin America bolstered demand for securities backed by the full faith and credit of the
U.S. government. During the same period, your Prudential Municipal
Series Fund -- Pennsylvania Series lagged the return on the average comparable fund tracked by Lipper Analytical
Services. This was
primarily due to worsening credit-quality problems that caused one of its hospital bonds to decline in value.

Cumulative Total Returns1                      As of
                 8/31/98 One         Five
                 Ten
Since
                 Year        Years             Years
Inception2
Class A          7.55%   31.17% (30.93)         N/A
87.12%  (86.61)
Class B          7.13    28.58  (28.34)   106.13%
(104.81)
115.17  (113.00)
Class C          6.86         N/A               N/A
29.06   (28.83)
Lipper PA Muni
Debt Fd. Avg.3   7.81        30.97
118.07
***

Average Annual Total Returns1                     As
of 9/30/98
          One        Five            Ten
Since
          Year       Years          Years
Inception2
Class A   4.69%   4.99% (4.95)       N/A         7.28%
(7.25)
Class B   2.50    5.05  (5.01)   7.46% (7.39)    7.03
(6.93)
Class C   6.23        N/A            N/A         6.68
(6.63)

Distributions & Yields                             As of
8/31/98
                                               Taxable
Equivalent Yield4
          Total Distributions      30-Day          At Tax
Rates Of
            Paid for 12 Mos.     SEC Yield      36%
39.6%
Class A        $0.59               4.08%       6.56%
6.95%
Class B        $0.55               3.81        6.12
6.49
Class C        $0.52               3.56        5.72
6.06

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales load of 3% for Class
A shares and a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2Inception dates: Class A, 1/22/90; Class B, 4/3/87;
and Class C, 8/1/94

3Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Pennsylvania
Municipal Debt Fund category.

4Taxable equivalent yields reflect federal and applicable state tax rates.

***Lipper Since Inception returns are 90.12% for Class A;
120.86%
for Class B; and 32.58% for Class C based on all funds in each share class.Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Tax-Exempt Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

*19 years for U.S. Tax-Exempt Money Funds.

Christian Smith, Fund Manager                    (PICTURE)
Portfolio
Manager's Report

The Series is designed to provide the maximum amount of income that is exempt from Pennsylvania state and federal income taxes, consistent with the preservation of capital. Certain shareholders may be subject to the federal alternative minimum tax (AMT), however. There can be no assurance the Series will achieve its investment objective.

Keystone State Upgraded.
Two major credit rating agencies upgraded Pennsylvania general obligation bonds in October 1997, giving the Commonwealth a AA bond rating from every Wall Street agency for the first time in nearly 30 years. Sound management and financial controls were among the factors that prompted the improvement in the Keystone State's ratings.
Strategy Session.
Main Street Meets Moscow.
Concern about economic and political turmoil in faraway lands such as Russia dominated the municipal bond market during the past fiscal year. Investors had plenty to worry about. Thousands of Southeast Asian businesses failed, riots erupted in Indonesia, and the Japanese economy -- the second largest in the world -- sank into a recession. To the north, Russian President Boris Yeltsin sacked his cabinet not once but twice and devalued the country's currency. These tumultuous goings-on were in stark contrast to conditions in the United States, where solid economic growth and low inflation reigned. Not surprisingly, jittery investors fled to the relative safety of U.S. Treasuries, which sailed higher with municipal bonds in tow.

Rising municipal bond prices could not keep pace with gains in Treasuries because a large supply of new bonds put a damper on the municipal securities rally. State and local governments took advantage of low borrowing costs by issuing $146.4 billion of long-term tax-exempt bonds in the first six months of 1998, a 51% increase over the comparable period in 1997. Tax-exempt bonds also lagged Treasuries as foreign investors fleeing Asian and Russian markets did not buy municipal bonds because these investors do not benefit from the tax advantages. Thus, municipal bonds cheapened relative to Treasuries, so that a triple-A-rated insured bond maturing in 30 years yielded nearly 95% as much as Treasuries in late August, well above the historical average which is roughly 87%.

      Portfolio Composition.
Sectors expressed as a percentage of
total investments as of 8/31/98.
      (PIE CHART)

What Went Well.
Along For The Ride.

As news from Russia grew more ominous in August, global stock markets plunged, Treasuries soared and municipal bonds went along for the ride. By the end of the month, the 30-year Treasury bond yield, which moves in the opposite direction of its price, had fallen to 5.25%. That same week, gains in municipal bond prices drove down the Bond
Buyer Revenue Bond Index, a weekly average of long-term municipal bond yields, to 5.26%.

Your Series rode the rally higher primarily because of its hefty exposure to noncallable municipal bonds, which comprised 30% of the Series' total investments in August
1998, up from 18% in August of last year. Our belief that bond prices were headed higher (and interest rates lower) led us to buy more noncallable bonds. They performed well during the rally because investors do not have to worry that the bonds might be retired early as interest rates fall.
And Not So Well.
Critical Condition.

We owned bonds of  the Philadelphia Hospital & Higher
Education
Facilities Authority issued for the Graduate Health Systems Obligated Group that effectively defaulted in the summer. Reorganization was sought under the Chapter 11 bankruptcy code, which includes plans to sell nine hospitals. Because the sale will not provide enough cash to pay off all of the hospitals' bonds, the U.S. Bankruptcy Court in Pittsburgh will have to decide how much of the bonds will get repaid. While our exposure to the bonds has declined since the beginning of 1997, the Series suffered losses on its remaining position. These losses caused Series returns to trail the Lipper average.

      Credit Quality.
 Expressed as a percentage of
total investments as of 8/31/98.
       (PIE CHART)

Five Largest Issuers.
3.9%   McKeesport Area School
       District, Cap. Apprec. 3.3%
Delaware County I.D.A.
Browning-Ferris Ind.
3.1%   Luzerne County I.D.A.
       PA Gas & Water
3.1%   Puerto Rico
       Commonwealth 3.0%      Hopewell Area
       School District

Expressed as a percentage of net assets as of 8/31/98.
Looking Ahead.
Should U.S. economic growth continue to moderate and global stock markets remain volatile, we believe strong investor demand for Treasuries could push bond prices even higher and interest rates lower. Accordingly, we plan to maintain a long duration (a measure of sensitivity to interest rate changes) that will enable the Series to more fully benefit from any further gains in municipal bond prices.

We cannot rule out the risk of an economic downturn in the United States next year. To protect the Series, we are closely monitoring the portfolio's credit quality, ever mindful that lower-rated bonds tend to perform poorly when the economy contracts.

President's Letter                            September 22,
1998
(PICTURE)

            The Easy Way To Invest.

Dear Shareholder:
There's an easy, time-tested way for you to increase the size of your mutual fund investment -- and you don't have to write a check to do it. By choosing to reinvest the dividends and capital gains that your fund may realize, you can enjoy the asset-building power of compounding.
Let's take a look at how it works. As our chart on the left illustrates, a $10,000 investment in Class B shares of the Prudential Municipal Series Fund -- Pennsylvania Series would have grown $9,082 more if all dividends and capital gains were reinvested over a 10-year period ended August 31, 1998. (Our figures include the maximum deduction of applicable sales charges.)
Reinvestment of distributions cannot guarantee positive returns (no investment strategy can) and individual results may vary. However, by beginning a distribution reinvestment plan, it will help your investment grow faster when times are good and help cushion the effects when times are uncertain. And here's another point to consider: when you reinvest in your Prudential mutual fund, the new shares are purchased without a sales charge.

Is reinvesting the best investment strategy for you? That's a decision that depends upon your financial goals and current needs. Why not contact your Prudential professional today for more information or call Customer Service at 1-800-2251852.

Thank you for your confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms, President
Prudential Investments

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
LONG-TERM INVESTMENTS--98.1% ----------------------------------
--------------------------
---------------------------------------------------------------
--
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, A.M.T., F.S.A. Aaa
6.60%           1/01/04   $  1,000     $
1,091,660
   Pittsburgh Int'l. Arpt., A.M.T., M.B.I.A.
Aaa              5.75         1/01/14      2,435 (e)
2,700,683
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.
Aaa              7.00         6/15/08      1,000 (d)
1,057,470
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.
Aaa              6.25         9/01/20      1,750 (e)
1,815,537
   Magee-Womens Hosp., F.G.I.C.
Aaa             Zero         10/01/14      2,000
898,160
   Magee-Womens Hosp., F.G.I.C.
Aaa             Zero         10/01/16      2,000
804,500
   Magee-Womens Hosp., F.G.I.C.
Aaa             Zero         10/01/18      2,000
724,560
   Magee-Womens Hosp., F.G.I.C.
Aaa             Zero         10/01/19      4,000
1,377,680
   West Penn. Hosp. Hlth. Ctr.
NR               8.50         1/01/20      2,000
2,136,680
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A
Baa3             6.70        12/01/20      4,500
4,969,305
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F
Aaa              9.00         6/01/17        310
316,860
   Ser. Q, A.M.T.
Aaa              7.40        12/01/22        825
872,322
Allegheny Cnty., Ser. C-37, M.B.I.A.
Aaa              7.30        12/01/10      1,500  d)(e)
1,615,875
Berks Cnty. Gen. Oblig., Cap. Appreciation F.G.I.C.
Aaa             Zero          5/15/16      2,900
1,188,913
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj. NR
6.875           1/01/23      1,500
1,604,910
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp.
   Med. Ctr. Proj., M.B.I.A.
Aaa              5.70        10/01/14      1,250
1,391,413
Bethlehem PA Auth. Wtr. Rev., F.S.A.
   Cap. Appreciation
Aaa             Zero         11/15/22      4,080
1,210,291
   Cap. Appreciation
Aaa             Zero         11/15/23      4,000
1,127,920
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys., Ser. A, F.G.I.C. Aaa
Zero            12/01/15     2,175
913,913
Butler Cnty. Hosp. Auth. Rev.,
   North Hills Passavant Hosp., Ser. A, F.S.A.
Aaa              7.00         6/01/22      1,000 (d)
1,101,040
Chartiers Valley Ind., Ref.-Friendship Vlg./South Hills NR
6.75       8/15/18                    2,225
2,357,143
Chester Upland Sch. Auth., Sch. Rev.,
A(b)             6.375        9/01/21      1,000 (d)
1,089,300
Clarion Cnty. Hosp. Auth., Clarion Hosp. Proj.
BBB(b)           5.625        7/01/21      1,000
1,003,130
Cumberland Cnty. Mun. Auth. Rev., Presbyterian Homes Inc.
   Proj.
BBB+(b)          6.00        12/01/26      3,000
3,143,700
Delaware Cnty.
   Ind. Dev. Auth. Rev., Res. Rec. Facs., Ser. A
Baa1             6.10         7/01/13      6,500
7,039,175
Ind. Pa. Auth. Rev., Crozer-Chester Med. Ctr., M.B.I.A.
Aaa              7.15        12/15/05      2,550 (d)
2,787,889
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
   Hlth. Facs. Auth. Rev., Mercy Hlth. Corp. Proj.
BBB+(b)          6.00%       12/15/26   $  3,000 (d) $
3,371,100
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A NR
7.20       7/01/23                    3,180 (d)
3,666,667
Greencastle Antrim Sch. Dist., M.B.I.A.,
   Cap. Appreciation, Ser. B
Aaa              Zero         1/01/12      1,000
521,700
   Cap. Appreciation, Ser. B
Aaa              Zero         1/01/13      1,000
493,390
Harrisburg Auth. Rev., Pooled Bond Prog., Ser. I, M.B.I.A.
Aaa              5.625        4/01/15      2,000
2,141,340
Harrisburg, Pennsylvania, A.M.B.A.C.,
   Cap. Appreciaiton, Ser. D
Aaa             Zero          9/15/12      1,665
839,227
   Cap. Appreciation, Ser. D
Aaa             Zero          3/15/15      2,380
1,036,442
   Cap. Appreciation, Ser. D
Aaa             Zero          9/15/17      1,795
686,839
   Cap. Appreciation, Ser. F
Aaa             Zero          9/15/21      2,000
622,460
   Cap. Appreciation, Ser. F
Aaa             Zero          9/15/22      2,000
591,440
Hazleton Hlth. Svc. Auth. Hosp. Rev., St. Joseph Med. Ctr.
Baa3             6.20         7/01/26      2,355
2,530,801
Hopewell Area School District, F.S.A,
   Cap. Appreciation
Aaa             Zero          9/01/16      2,320 (e)
945,400
   Cap. Appreciation
Aaa             Zero          9/01/17      2,175
841,638
   Cap. Appreciation
Aaa             Zero          9/01/18      1,950
716,391
   Cap. Appreciation
Aaa             Zero          9/01/19      2,100
733,824
   Cap. Appreciation
Aaa             Zero          9/01/20      2,425
805,997
   Cap. Appreciation
Aaa             Zero          9/01/23      2,000
569,940
   Cap. Appreciation
Aaa             Zero          9/01/24      2,025
548,532
   Cap. Appreciation
Aaa             Zero          9/01/25      1,825
469,883
   Cap. Appreciation
Aaa             Zero          9/01/26      2,000
489,580
   Cap. Appreciation
Aaa             Zero          9/01/27      1,550
360,716
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev.,
   Lower Bucks Hosp.
Ba3              7.35         7/01/22      1,000
1,066,050
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.
Baa1             6.75         5/01/14      1,800
2,066,508
   St. Vincent Coll. Proj.
Baa1             6.75         5/01/24      1,500
1,722,090
Lehigh Cnty. Gen. Purpose Auth. Revs., Horizon Hlth. Sys.
   Inc., Ser. A
NR               8.25         7/01/13        500
519,550
Lower Pottsgrove Twnshp. Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A
Aaa             Zero         11/01/13      1,155
546,927
   Ser. A
Aaa             Zero         11/01/15      1,185
500,023
Luzerne Cnty. Ind. Dev. Auth., Rev., Gas & Water, Ser. B,
   A.M.T.
A3               7.125       12/01/22      6,000
6,635,400
Lycoming Cnty., M.B.I.A.,
Aaa              5.75        11/15/17      2,500 (d)
2,801,250
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
McKeesport Area School District, M.B.I.A.,
   Cap. Appreciation
Aaa              Zero        10/01/14    $ 2,040     $
916,123
   Cap. Appreciation
Aaa              Zero        10/01/15      2,040
864,409
   Cap. Appreciation
Aaa             Zero         10/01/16      4,655
1,872,474
   Cap. Appreciation
Aaa             Zero         10/01/18      4,655
1,686,414
   Cap. Appreciation
Aaa             Zero         10/01/19      3,555
1,224,413
   Cap. Appreciation
Aaa             Zero         10/01/20      3,555
1,164,049
   Cap. Appreciation
Aaa             Zero         10/01/21      2,555
793,404
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.
NR               8.625 %      7/01/07      4,000 (d)
4,413,000
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll Ctrl.,
   Philadelphia Elec. Co., Ser. A A.M.T.
Baa2             7.60         4/01/21      1,000
1,083,250
   Res. Recovery
A(b)             7.50         1/01/12      2,000
2,193,020
Montgomery Cnty. Redev. Auth., Multifamily Hsg., Ser. A NR
6.50       7/01/25           1,400
1,461,712
Northampton Cnty. Higher Ed. Auth. Rev.,
   Moravian Coll.
AAA(b)           8.20         6/01/11      2,095 (d)
2,372,315
   Moravian Coll., A.M.B.A.C.
Aaa              6.25         7/01/11      2,195
2,566,241
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B
BBB(b)           6.00         7/15/18      3,235
3,397,947
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr., A.M.T.
NR               6.375       10/15/23      1,000
1,039,990
Penn Hills Twnshp., Gen. Oblig., Ser A, A.M.B.A.C.
Aaa             Zero          6/01/10      1,535
881,167
Penn Hills, Ser. B, A.M.B.A.C.
Aaa             Zero         12/01/18      1,360
488,566
Pennsylvania Convention Ctr. Auth. Rev., Ser. A, F.G.I.C.
Aaa              6.00         9/01/19      5,445
6,234,144
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj., A.M.T.
Baa2             7.60        12/01/20      3,000
3,331,410
   Wst. Wtr. Treatment Rev., Sun Co. R & M Proj., Ser. A,
      A.M.T.
Baa3             7.60        12/01/24      4,500
5,275,890
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge., A.M.T.
Aa               7.80        10/01/20      2,375 (e)
2,485,794
   Sngl. Fam. Mtge., A.M.T., R.I.B.S., S.F.M.R.
Aa               8.293 (c)    4/01/25      2,100 (d)
2,312,625
Pennsylvania St. Cert. of Part., Ser. A, F.S.A.
Aaa              6.25        11/01/06      1,900
2,061,747
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll., Ser. B
BBB+(b)          6.00        11/01/22      2,000
2,216,820
   Ursinus College
BBB+(b)          5.90         1/01/27      1,925
2,028,373
Philadelphia Gas Wks. Rev.,
   13th Ser.
Baa1             7.70         6/15/11        215 (d)
240,417
   13th Ser.
Aaa              7.70         6/15/21      3,430 (d)
3,844,241
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     5

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Seashore House, Ser. B
A(b)             7.00%        8/15/12   $    500     $
550,140
   Childrens' Seashore House, Ser. A
A(b)             7.00         8/15/12      1,000
1,101,050
   Childrens' Seashore House, Ser. A
A(b)             7.00         8/15/17      1,000
1,099,140
   Grad. Hlth. Sys.
Caa3             7.25         7/01/18      2,730
1,365,000
Philadelphia Ind. Dev. Auth. Rev.,
   Baptist Home of Phil Ser. A
NR               5.60        11/15/28      2,750
2,727,945
   Inst. For Cancer Res. Proj., Ser. B
A+(b)            7.25         7/01/10      5,770
6,188,440
   Nat'l. Brd. of Med. Examiners Proj.
A+(b)            6.75         5/01/12      5,000 (e)
5,491,800
Pittsburgh Urban Redev. Auth., Mtge. Rev.,
   Ser. 87B
Aa2              8.30         4/01/17        795
812,307
   Ser. A, A.M.T.
Aa2              6.25        10/01/28      1,250
1,330,587
   Ser. C, A.M.T.
Aa2              6.55         4/01/28      1,635
1,752,655
Pittsburgh Wtr. & Swr. Auth., F.G.I.C.
   First Lien, Ser. B
Aaa             Zero          9/01/19      2,300
795,524
   First Lien, Ser. B
Aaa             Zero          9/01/20      2,300
756,309
   Wtr. & Swr., Sys. Rev., Ser. A
Aaa              6.50         9/01/13      5,000 (e)
6,003,050
Puerto Rico Comnwlth.,
   Cap. Appreciaiton Pub. Impvt.
Baa1            Zero          7/01/16      2,500
1,041,650
   Cap. Appreciation Pub. Impvt.
Baa1            Zero          7/01/14      1,000
463,930
   Gen. Oblig., A.M.B.A.C.
Aaa              7.00         7/01/10      4,030 (e)
4,992,404
   Hwy. & Trans. Auth. Rev., Ser. Y
Baa1             6.25         7/01/14      1,000
1,164,320
   Pub. Impvt.
AAA(b)           7.70         7/01/20      5,250  d)(e)
5,724,600
   Pub. Impvt. Rfdg., M.B.I.A.
Aaa              7.00         7/01/10        720
891,943
Puerto Rico Port Auth. Rev., Spl. Facs. Amer. Airlines,
   Ser. A., A.M.T.
Baa3             6.25         6/01/26      1,475
1,603,782
Schuylkill Cnty. Ind. Dev. Auth., Res. Rec. Rev.,
   Schuykill Engy., A.M.T.
NR               6.50         1/01/10      3,605
3,623,025
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. of Scranton Proj., Ser. C
NR               7.50         6/15/06      1,000 (d)
1,082,790
   Univ. of Scranton Proj., Ser. C
NR               6.50         3/01/15      2,250 (d)
2,477,430
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Cap. Appreciation
Aaa             Zero         11/01/11      1,035
549,999
   Cap. Appreciation
Aaa             Zero         11/01/12      1,035
518,442
   Cap. Appreciation
Aaa             Zero         11/01/13      1,035
490,103
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund
AAA(b)           7.70        10/01/04      1,000 (d)
1,063,760
   Ref. Matching Loan Notes, Ser. A
NR               7.25        10/01/18      1,950 (d)
2,233,199
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91 NR
7.75        10/01/06            875 (d)
962,666

---------------------------------------------------------------
----------------
See Notes to Financial Statements.     6

                                      PRUDENTIAL MUNICIPAL
SERIES FUND
Portfolio of Investments as
of August 31, 1998                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Moody's                                 Principal

Rating         Interest     Maturity     Amount
Value
Description (a)
(Unaudited)        Rate         Date        (000)
(Note 1)
---------------------------------------------------------------
-------------------------------------------------------------
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside Hosp.,
   Ser. C-1D, A.M.B.A.C.
Aaa              7.45%       12/15/18   $  2,900 (d) $
3,168,569
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.
A3               6.75        12/01/08      2,750
3,006,438
West Mifflin San. Swr. Mun. Auth. Rev., F.G.I.C.
Aaa              6.25         8/01/10      1,555
1,814,778
Westmoreland Cnty., Cap. Appreciation, F.G.I.C. AAA(b)
Zero        12/01/19      5,750 1,963,798

------------
Total long-term investments (cost $192,818,872)
212,442,662

------------
SHORT-TERM INVESTMENTS--0.9%
Geisinger Auth. Hlth. Sys. Rev., Ser. 98-B, F.R.D.D.
VMIG1            3.35         9/01/98      1,900
1,900,000

------------
Total short-term investments (cost $1,900,000)
1,900,000

------------
Total Investments--99.0%
(cost $ 194,718,872; Note 4)
214,342,662
Other assets in excess of liabilities--1.0% 2,242,447

------------
Net Assets--100%
$216,585,109

------------

------------

(a) The following abbreviations are used in portfolio
descriptions:
A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    A.M.T.--Alternative Minimum Tax. F.G.I.C.--Financial Guaranty Insurance Company. F.R.D.D.--Floating Rate
    (Daily) Demand Note(f). F.S.A.--Financial Security Assurance. G.N.M.A.--Government National Mortgage Association. M.B.I.A.--Municipal Bond Insurance Association. R.I.B.S.--Residual Interest Bonds.
    S.F.M.R.--Single Family Mortgage Revenue.
(b) Standard & Poor's Rating.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating
interest rate. The rate shown is the rate at year-end.
(d) Prerefunded issues are secured by escrowed cash and/or
direct U.S.
guaranteed obligations.
(e) All or partial principal amount pledged as collateral for futures contracts.
(f) For purposes of amortized cost valuation, the maturity date of Floating Rate
Demand Notes is considered to be the later of the next
date on which the
security can be redeemed at par, or the next date on
which the rate of
    interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's and Standard & Poor's ratings. ------------------------
-------------------------------------------------------
See Notes to Financial Statements.     7

                                              PRUDENTIAL
MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           PENNSYLVANIA
SERIES --------------------------------------------------------
-----------------------

Assets
August 31, 1998
Investments, at value (cost
$194,718,872)...............................................
 ..................      $  214,342,662
Cash........................................................
 ..............................................
170,499
Interest
receivable..................................................
 .....................................           2,786,180
Receivable for Series shares
sold........................................................
 .................              52,336
Due from broker-variation
margin......................................................
 ....................              21,875
Other
assets......................................................
 ........................................               5,763

---------------
   Total
assets......................................................
 .....................................         217,379,315

---------------
Liabilities
Payable for Series shares
reacquired..................................................
 ....................             277,474
Accrued
expenses....................................................
 ......................................             193,187
Dividends
payable.....................................................
 ....................................             169,508
Management fee
payable.....................................................
 ...............................              91,361
Distribution fee
payable.....................................................
 .............................              58,549
Deferred trustee's
fees........................................................
 ...........................               4,127

---------------
   Total
liabilities.................................................
 .....................................             794,206

---------------
Net
Assets......................................................
 ..........................................      $ 216,585,109

---------------

---------------
Net assets were comprised of:
   Shares of beneficial interest, at
par.........................................................
 .........      $      198,336
   Paid-in capital in excess of
par.........................................................
 ..............         195,694,837

---------------

195,893,173
   Accumulated net realized gain on
investments.................................................
 ..........             873,771
   Net unrealized appreciation on
investments.................................................
 ............          19,818,165

---------------
Net assets, August 31,
1998........................................................
 .......................      $  216,585,109

---------------

---------------
Class A:
   Net asset value and redemption price per share ($97,794,285
      / 8,954,448 shares of beneficial interest
issued and outstanding)......................
$10.92
   Maximum sales charge (3% of offering
price)......................................................
 ......                 .34
   Maximum offering price to
public......................................................
 .................              $11.26
Class B:
Net asset value, offering price and redemption price per
share
      ($117,677,955 / 10,777,224 shares of beneficial interest
issued and outstanding)....................
$10.92
Class C:
Net asset value, offering price and redemption price per
share
($1,112,869 / 101,919 shares of beneficial interest
issued and outstanding).........................
$10.92
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     8

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Operations ---------------------------------------
--------------------
                                                 Year Ended Net
Investment Income                              August 31,
1998
Income
   Interest.................................     $13,396,073
                                               --------------
Expenses
   Management fee...........................       1,110,102
   Distribution fee--Class A................          96,053
   Distribution fee--Class B................         626,532
   Distribution fee--Class C................           4,956
   Transfer agent's fees and expenses.......         160,000
   Custodian's fees and expenses............         108,000
   Reports to shareholders..................          40,000
   Registration fees........................          37,000
   Legal fees and expenses..................          12,000
   Audit fee and expenses...................          10,000
   Trustees' fees and expenses..............           4,000
   Miscellaneous............................           4,629
                                               --------------
      Total expenses........................       2,213,272
   Less: Custodian fee credit...............
(4,338)
                                               --------------
      Net expenses..........................       2,208,934
                                               --------------
Net investment income.......................      11,187,139
                                               --------------
Realized and Unrealized
Gain (Loss) on Investments Net realized gain (loss) on:
Investment transactions..................          1,833,030
   Financial futures contract...............
(716,142)
                                               --------------
                                                   1,116,888 --
                                               -----------
--
Net change in unrealized appreciation on:
   Investments..............................       2,993,815
   Financial futures contracts..............         338,750
                                               --------------
                                                   3,332,565 --
                                               -----------
--
Net gain on investments.....................       4,449,453
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................     $15,636,592
                                               --------------
                                               --------------

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Changes in Net Assets ----------------------------
-------------------------------
Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1998            1997
Operations
   Net investment income..........  $ 11,187,139    $
12,433,108
   Net realized gain on investment transactions................
      1,116,888
933,160
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     3,332,565
6,293,940
                                    ------------    --------
----
   Net increase in net assets
      resulting from operations...    15,636,592
19,660,208
                                    ------------    --------
----
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (5,055,953)
(4,680,534)
      Class B.....................    (6,100,803)
(7,719,049)
      Class C.....................       (30,383)
(33,525)
                                    ------------    --------
----
                                     (11,187,139) (12,433,108)
                                    ------------    --------
----
   Distributions in excess of net
      investment income
      Class A.....................        (8,885)
(15,732)
      Class B.....................       (11,724)
(28,644)
      Class C.....................           (47)
(156)
                                    ------------    --------
----
                                         (20,656)
(44,532)
                                    ------------    --------
----
   Distributions from net realized
      gains
      Class A.....................      (158,157)
(715,794)
      Class B.....................      (208,682)
(1,303,296)
      Class C.....................          (838)
(7,128)
                                    ------------    --------
----
                                        (367,677) (2,026,218)
                                    ------------    --------
----
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................    15,088,301
9,187,094
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     6,380,444
8,124,772
   Cost of shares reacquired......   (34,295,335)
(35,414,489)
                                    ------------    --------
----
   Net decrease in net assets from
      Series share transactions...   (12,826,590)
(18,102,623)
                                    ------------    --------
----
Total decrease....................    (8,765,470)
(12,946,273)
Net Assets
Beginning of year.................   225,350,579
238,296,852
                                    ------------    --------
----
End of year.......................  $216,585,109
$225,350,579
                                    ------------    -----------
                                    ------------    -----------
         ------------------------------------------------------
-------------------------
See Notes to Financial Statements.     9

                                          PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements             PENNSYLVANIA
SERIES --------------------------------------------------------
-----------------------
Prudential Municipal Series Fund (the 'Fund') is registered
under the Investment
Company Act of 1940 as an open-end investment company. The Fund was organized as
a Massachusetts business trust on May 18, 1984 and consists of
13 series. The
monies of each series are invested in separate, independently managed
portfolios. The Pennsylvania Series (the 'Series') commenced investment
operations on April 3, 1987. The Series is diversified and
seeks to achieve its
investment objective of obtaining the maximum amount of income exempt from
federal and applicable state income taxes with the minimum of risk by investing
in 'investment grade' tax-exempt securities whose ratings are within the four
highest ratings categories by a nationally recognized
statistical rating
organization or, if not rated, are of comparable quality. The ability of the
issuers of the securities held by the Series to meet their
obligations may be
affected by economic or political developments in a specific state, industry or
region. -------------------------------------------------------
----Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the
Fund, and the Series, in the preparation of its financial
statements.
Securities Valuations: The Series values municipal securities
(including
commitments to purchase such securities on a 'when-issued'
basis) on the basis
of prices provided by a pricing service which uses information with respect to
transactions in bonds, quotations from bond dealers, market
transactions in
comparable securities and various relationships between
securities in
determining values. If market quotations are not readily
available from such
pricing service, a security is valued at its fair value as
determined under
procedures established by the Trustees.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
All securities are valued as of 4:15 p.m., New York time. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt
securities at a set
price for delivery on a future date. Upon entering into a
financial futures
contract, the Series is required to pledge to the broker an
amount of cash
and/or other assets equal to a certain percentage of the
contract amount. This
amount is known as the 'initial margin.' Subsequent payments, known as
'variation margin,' are made or received by the Series each
day, depending on
the daily fluctuations in the value of the underlying security.
Such variation
margin is recorded for financial statement purposes on a daily basis as
unrealized gain or loss. When the contract expires or is
closed, the gain or
loss is realized and is presented in the statement of
operations as net realized
gain (loss) on financial futures. The Series invests in
financial futures
contracts in order to hedge its existing portfolio securities or securities the
Series intends to purchase against fluctuations in value caused by changes in
prevailing interest rates. Should interest rates move
unexpectedly, the Series
may not achieve the anticipated benefits of the financial
futures contracts and
may realize a loss. The use of futures transactions involves the risk of
imperfect correlation in movements in the price of futures
contracts, interest
rates and the underlying hedged assets.
Securities Transactions and Net Investment Income: Securities
transactions are
recorded on the trade date. Realized gains and losses on sales of securities are
calculated on the identified cost basis. Interest income is
recorded on the
accrual basis. The Series amortizes premiums and original issue discount paid on
purchases of portfolio securities as adjustments to interest income. Expenses
are recorded on the accrual basis which may require the use of certain estimates
by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Reclassification of Capital Accounts: The Fund accounts and
reports for
distributions to shareholders in accordance with Statement of
Position 93-2:
Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by Investment
Companies. The
effect of applying this statement was to decrease accumualted realized gains by
$20,656 and increase undistributed net investment income by
$20,656. This
current year effect of applying the Statement of Position was due to the sale of
securities purchased with market discount. Net investment
income, net realized
gains and net assets were not affected by this change. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to
continue to meet the requirements of the Internal Revenue Code applicable to
regulated investment companies and to distribute all of its net income to
shareholders. For this reason no federal income tax provision is required.
Dividends and Distributions: The Series declares daily
dividends from net
investment income. Payment of dividends are made monthly.
Distributions of net
capital gains, if any, are made annually. Income distributions and capital gain
distributions are determined in accordance with income tax
regulations which may
differ from generally accepted accounting principles. ---------
---------------------------------------------------------------
-------
                                           PRUDENTIAL MUNICIPAL
SERIES FUND
Notes to Financial Statements              PENNSYLVANIA
SERIES --------------------------------------------------------
-----------------------
Custody Fee Credits: The Series has an arrangement with its
custodian bank,
whereby uninvested monies earn credits which reduce the fees charged by the
custodian. ----------------------------------------------------
-------Note 2. Agreements
The Fund has a management agreement with Prudential Investments
Fund Management
LLC ('PIFM'). Pursuant to this agreement, PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC furnishes investment
advisory services in
connection with the management of the Fund. PIFM pays for the cost of the
subadviser's services, the compensation of officers of the
Fund, occupancy and
certain clerical and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly, at an annual
rate of .50 of 1% of the average daily net assets of the
Series.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class B and Class C
shares of the Fund through May 31, 1998. Prudential Investment
Management
Services LLC ('PIMS') became the distributor of the Fund
effective June 1, 1998
and is serving the Fund under the same terms and conditions as under the
arrangement with PSI. The Fund compensated PSI and PIMS for
distributing and
servicing the Fund's Class A, Class B and Class C shares
pursuant to plans of
distribution, (the 'Class A, B and C Plans'), regardless of
expenses actually
incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates
PIMS for
distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1%
and 1%, of the average daily net assets of the Class A, B and C shares,
respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C
shares, respectively,
for the year ended August 31, 1998.
PSI and PIMS have advised the Series that they have received approximately
$33,300 in front-end sales charges resulting from sales of
Class A shares during
the year ended August 31, 1998. From these fees, PSI paid such sales charges to
affiliated broker-dealers, which in turn paid commissions to salespersons and
incurred other distribution costs.
PSI and PIMS have advised the Series that for the year ended
August 31, 1998,
they received approximately $116,600 and $100 in contingent
deferred sales
charges imposed upon certain redemptions by Class B and Class C shareholders,
respectively.
PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.
The Series, along with other affiliated registered investment companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose of the Agreement is
to serve as an alternative source of funding for capital share redemptions. The
Series did not borrowed any amounts pursuant to the Agreement during the year
ended August 31, 1998. The Funds pay a commitment fee at an
annual rate of .055
of 1% on the unused portion of the credit facility. The
commitment fee is
accrued and paid quarterly on a pro rata basis by the Funds.
The Agreement
expired on December 30, 1997 and has been extended through
December 29, 1998
under the same terms. -----------------------------------------
------------------Note 3. Other Transactions with Affiliates Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended
August 31, 1998, the
Series incurred fees of approximately $105,000 for the services of PMFS. As of
August 31, 1998, approximately $8,000 of such fees were due to
PMFS. Transfer
agent fees and expenses in the Statement of Operations includes certain
out-of-pocket expenses paid to nonaffiliates. ----------------- ------------------------------------------Note 4. Portfolio
Securities
Purchases and sales of portfolio securities of the Series,
excluding short-term
investments, for the year ended August 31, 1998 were
$28,700,987 and
$46,760,538, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1998
was substantially the same as for financial reporting purposes and accordingly,
net unrealized appreciation of investments for federal income tax purposes was
$19,623,790 (gross unrealized appreciation--$21,029,753; gross unrealized
depreciation--$1,405,963). ------------------------------------
-------------------------------------------

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Notes to Financial Statements               PENNSYLVANIA
SERIES --------------------------------------------------------
-----------------------
During the year ended August 31, 1998, the Series entered into financial futures contracts. Details of open contracts at August 31, 1998 are as follows:

                                               Value at Value
at         Unrealized
  Number of                     Expiration    August 31,
Trade        Appreciation/
  Contracts          Type          Date          1998
Date         (Depreciation)
--------------    ----------    ----------    -----------
-----------     --------------
Short Positions:
                  Muni Bond
80                Index          Sep.-98      $10,130,000
$ 9,927,500       $ (202,500)
Long Positions:
                  U.S.
100               T-Bond         Sep.-98       12,712,500
12,315,625          396,875

--------------

$  194,375

--------------

--------------
         ------------------------------------------------------
-----Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the years ended August 31, 1998 and August 31, 1997 were as follows:

Class A                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1998:
Shares sold........................      416,559    $
4,546,500
Shares issued in reinvestment of
  dividends and distributions......      266,840
2,899,562
Shares reacquired..................   (1,230,000)
(13,368,779)
                                      ----------    -----------
Net decrease in shares outstanding
  before conversion................     (546,601)
(5,922,717)
Shares issued upon conversion from
  Class B..........................    1,146,331
12,438,073
                                      ----------    -----------
Net increase in shares
  outstanding......................      599,730    $
6,515,356
                                      ----------    --------
----
                                      ----------    --------
----
Class A                                 Shares
Amount
-----------------------------------   ----------    --------
----
Year ended August 31, 1997:
Shares sold........................      167,322    $
1,775,448
Shares issued in reinvestment of
  dividends........................      285,955
3,031,398
Shares reacquired..................   (1,233,370)
(13,076,827)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (780,093)
(8,269,981)
Shares issued upon conversion from
  Class B..........................    2,492,966
26,425,708
                                      ----------    --------
----
Net increase in shares
  outstanding......................    1,712,873    $
18,155,727
                                      ----------    --------
----
                                      ----------    --------
----
Class B
-----------------------------------
Year ended August 31, 1998:
Shares sold........................      902,330    $
9,804,975
Shares issued in reinvestment of
  dividends and distributions......      318,330
3,458,567
Shares reacquired..................   (1,912,585)
(20,801,181)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (691,925)
(7,537,639)
Shares issued upon conversion from
  Class B..........................   (1,146,539)
(12,438,073)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................   (1,838,464)
$(19,975,712)
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1997:
Shares sold........................      681,050    $
7,225,041
Shares issued in reinvestment of
  dividends........................      479,073
5,075,287
Shares reacquired..................   (2,053,546)
(21,766,442)
                                      ----------    --------
----
Net decrease in shares outstanding
  before conversion................     (893,423)
(9,466,114)
Shares reacquired upon conversion
  into Class A.....................   (2,493,991)
(26,425,708)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................   (3,387,414)
$(35,891,822)
                                      ----------    --------
----
                                      ----------    --------
----
Class C
-----------------------------------
Year ended August 31, 1998:
Shares sold........................       67,393    $
736,826
Shares issued in reinvestment of
  dividends and distributions......        2,054
22,315
Shares reacquired..................      (11,448)
(125,375)
                                      ----------    --------
----
Net increase in shares
  outstanding......................       57,999    $
633,766
                                      ----------    --------
----
                                      ----------    --------
----
Year ended August 31, 1997:
Shares sold........................       17,452    $
186,605
Shares issued in reinvestment of
  dividends........................        1,707
18,087
Shares reacquired..................      (54,291)
(571,220)
                                      ----------    --------
----
Net decrease in shares
  outstanding......................      (35,132)   $
(366,528)
                                      ----------    --------
----
                                      ----------    --------
----
         ------------------------------------------------------
-------------------------

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                     PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Class A -------------------------------------------------------

----Year Ended August 31, -------------------------------------

----------------------1998          1997        1996    1995

1994

------------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.................................      $  10.73       $
10.49     $ 10.55     $ 10.42     $ 11.21

------       -------     -------     -------     -------
Income from investment operations
Net investment
income..............................................
 .57           .59(a)      .59(a)      .60(a)      .59
Net realized and unrealized gain (loss) on investment

transactions................................................
 ....           .21           .33        (.06)        .13
(.68)

------       -------     -------     -------     -------
   Total from investment
operations................................           .78
 .92         .53         .73        (.09)

------       -------     -------     -------     -------
Less distributions
Dividends from net investment
income...............................          (.57)
(.59)       (.59)       (.60)       (.59)
Distributions in excess of net investment
income...................            --(c)         --(c)
--          --          --
Distributions from net realized
gains..............................          (.02)
(.09)         --          --        (.11)

------       -------     -------     -------     -------
   Total
distributions.............................................
(.59)         (.68)       (.59)       (.60)       (.70)

------       -------     -------     -------     -------
Net asset value, end of
year.......................................      $  10.92
$ 10.73     $ 10.49     $ 10.55     $ 10.42

------       -------     -------     -------     -------

------       -------     -------     -------     ------TOTAL
RETURN(b):.................................................. .
7.55%         9.01%       5.08%       7.35%
(.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)......................................      $ 97,794
$89,604     $69,659     $50,696     $10,651
Average net assets
(000)...........................................      $ 96,053
$83,552     $59,995     $30,092     $10,315 Ratios to average
net assets:
   Expenses, including distribution
fees...........................           .77%
 .72%(a)     .75%(a)     .80%(a)     .75% Expenses, excluding
   distribution
fees...........................           .67%
 .62%(a)     .65%(a)     .70%(a)     .65%
   Net investment
income...........................................
5.26%         5.60%(a)    5.56%(a)    5.76%(a)    5.52%
For Class A, B and C shares:
   Portfolio turnover
rate.........................................            13%
21%         26%         19%         22%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads.
Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment of dividends and
    distributions.
(c) Less than $.005 per share. --------------------------------
-----------------------------------------------
See Notes to Financial Statements.     13

                                        PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Class B -------------------------------------------------------
----Year Ended August 31, -------------------------------------
----------------------1998         1997         1996
1995         1994 --------     --------     --------     ------
--     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year.................................    $  10.72     $
10.49     $  10.55     $  10.42     $  11.21

--------     --------     --------     --------     --------
Income from investment operations
Net investment
income..............................................
 .53          .55(a)       .55(a)       .56(a)       .55
Net realized and unrealized gain (loss) on investment

transactions................................................
 ....         .22          .32         (.06)         .13
(.68)

--------     --------     --------     --------     --------
   Total from investment
operations................................         .75
 .87          .49          .69         (.13)
--------     --------     --------     --------     --------
Less distributions
Dividends from net investment
income...............................        (.53)
(.55)        (.55)        (.56)        (.55)
Distributions in excess of net investment
income...................          --(c)        --(c) --
-- --
Distributions from net realized
gains..............................        (.02)
(.09)          --           --         (.11)

--------     --------     --------     --------     --------
   Total
distributions.............................................
(.55)        (.64)        (.55)        (.56)        (.66)

--------     --------     --------     --------     --------
Net asset value, end of
year.......................................    $  10.92
$  10.72     $  10.49     $  10.55     $  10.42

--------     --------     --------     --------     --------
--------     --------     --------     --------     --------
TOTAL
RETURN(b):.................................................. .
7.13%        8.58%        4.66%        6.92%
(1.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)......................................    $117,678
$135,275     $167,809     $202,633     $257,732
Average net assets
(000)...........................................    $125,306
$148,394     $189,902     $223,082     $266,594
Ratios to average net assets:
   Expenses, including distribution
fees...........................        1.17%        1.12%(a)
1.15%(a)     1.17%(a)     1.15%
   Expenses, excluding distribution
fees...........................         .67%         .62%(a)
 .65%(a)      .67%(a)      .65%
   Net investment
income...........................................
4.87%        5.20%(a)     5.16%(a)     5.44%(a)     5.11%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads.
Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each year reported and includes reinvestment of dividends and
    distributions.
(c) Less than $.005 per share. --------------------------------
-----------------------------------------------
See Notes to Financial Statements.     14

                                        PRUDENTIAL MUNICIPAL
SERIES FUND
Financial Highlights                    PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------

Class C -----------------------------------------------------

August 1,

1994(d)

Year Ended August 31,               Through

---------------------------------------     August 31,

1998       1997       1996       1995         1994

------     ------     ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period...............................    $10.72     $10.49
$10.55     $10.42       $10.44

------     ------     ------     ------        -----
Income from investment operations
Net investment
income..............................................
 .50        .52(a)     .52(a)     .53(a)       .04
Net realized and unrealized gain (loss) on investment

transactions................................................
 ....       .22        .32       (.06)       .13
(.02)

------     ------     ------     ------        -----
   Total from investment
operations................................       .72
 .84        .46        .66          .02
------     ------     ------     ------        -----
Less distributions
Dividends from net investment
income...............................      (.50)      (.52)
(.52)      (.53)        (.04)
Distributions in excess of net investment
income...................        --(c)      --(c)      --
--           --
Distributions from net realized
gains..............................      (.02)      (.09) --
--   --
------     ------     ------     ------        -----
   Total
distributions.............................................
(.52)      (.61)      (.52)      (.53)        (.04)

------     ------     ------     ------        -----
Net asset value, end of
period.....................................    $10.92 $10.72
$10.49     $10.55       $10.42

------     ------     ------     ------        -----

------     ------     ------     ------        -----
TOTAL
RETURN(b):.................................................. .
6.86%      8.31%      4.41%      6.65%         .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)....................................    $1,113     $
471     $  829     $  336       $   90
Average net assets
(000)...........................................    $  661
$  678     $  704     $  223       $    1
Ratios to average net assets:
   Expenses, including distribution
fees...........................      1.42%      1.37%(a)
1.40%(a)   1.44%(a)     2.00%(e)
   Expenses, excluding distribution
fees...........................       .67%       .62%(a)
 .65%(a)    .69%(a)     1.25%(e)
   Net investment
income...........................................      4.60%
4.95%(a)   4.91%(a)   5.14%(a)     8.51%(e)

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads.
Total return is
calculated assuming a purchase of shares on the first
day and a sale on the
    last day of each period reported and includes reinvestment of dividends and
distributions. Total returns for periods of less than a
full year are not
    annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class C shares.
(e) Annualized. -----------------------------------------------
--------------------------------
See Notes to Financial Statements.     15

                                            PRUDENTIAL
MUNICIPAL SERIES FUND
Report of Independent Accountants           PENNSYLVANIA
SERIES --------------------------------------------------------
-----------------------
To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Pennsylvania Series
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund,
Pennsylvania Series (the 'Fund', one of the portfolios constituting Prudential
Municipal Series Fund) at August 31, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 21, 1998

                                         PRUDENTIAL MUNICIPAL
SERIES FUND
Federal Income Tax Information
(Unaudited)                              PENNSYLVANIA SERIES
---------------------------------------------------------------
----------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Series' fiscal year end (August 31, 1998) as to the federal
tax status of
dividends paid by the Series during such fiscal year.
Accordingly, we are
advising you that in the fiscal year ended August 31, 1998,
dividends paid from
net investment income of $.57 per share for Class A shares,
$.53 per Class B
share and $.50 per Class C share were all federally taxexempt interest
dividends. In addition, the Series paid to Class A, B, and C shares a special
taxable income distribution of $.001 and a short-term capital gain distribution
of $.0059 which are taxable as ordinary income and a longterm capital gain
distribution of $.0119, of which $.0062 is taxed at 20% and
$.0057 is taxed at
28%.
We wish to advise you that the corporate dividends received
deduction for the
Series is zero. Only funds that invest in U.S. equity
securities are entitled to
pass-through a corporate dividends received deduction.
In January 1999, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV
as to the federal tax status of the dividends and distributions received by you
in calendar year 1998. ----------------------------------------
---------------------------------------

/ / Prudential Muni Series Fund: Pennsylvania Series
--- Lehman Brothers Municipal Bond Index

Comparing A $10,000 Investment. -------------------------------
---------------
Prudential Municipal Series Fund: Pennsylvania
Series vs. Lehman Brothers Municipal Bond Index.

Average Annual
Total Returns
------------------                      Class A
With Sales Load                         (GRAPH)
7.17% Since Inception (7.14%)
4.94% for 5 Years (4.90%) 4.33% for 1 Year

Without Sales Load
7.55% Since Inception (7.52%) 5.58% for 5 Years
(5.54%) 7.55% for 1 Year

Average Annual
Total Returns
---------------------------               Class B
With Sales Load                           (GRAPH)
6.95% Since Inception (6.85%)
7.50% for 10 Years (7.43%) 4.99%
for 5 Years (4.95%) 2.13% for 1
Year

Without Sales Load
6.95% Since Inception (6.85%)
7.50% for 10 Years (7.43%) 5.16%
for 5 Years (5.12%)
7.13% for 1 Year

Average Annual
Total Returns
-------------------                       Class C With
Sales Load                           (GRAPH) 6.45% Since
Inception (6.40%)
5.86% for 1 Year

Without Sales Load
6.45% Since Inception (6.40%)
6.86% for 1 Year

Past performance is not indicative of future results.
Principal
and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes to the right of the graphs are designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Municipal Series Fund: Pennsylvania Series
(Class A, B, and C shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class A and C shares, and for 10 years for Class B shares, and subsequent account values at the end of each fiscal year (August 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1988 for Class B shares, and 1994 for Class C shares.
For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on August 31, 1998; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.

The graphs and accompanying tables reflect the past subsidy and/or waiver of expenses and/or management fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a market value-weighted index comprised of about 47,000 municipal bonds (state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the longterm investment-grade municipal bond market. It is an unmanaged index that includes the reinvestment of all dividends, but does not reflect the transaction costs and advisory fees paid by the Series' investors. The Index's holdings differ from the Series' portfolio. The Index is not the only one that may be used to characterize performance of municipal bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street Newark,
NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Eugene C. Dorsey Delayne
Dedrick Gold Robert F.
Gunia Harry A. Jacobs,
Jr.
Mendel A. Melzer, CFA
Thomas T. Mooney Thomas
H. O'Brien Richard A.
Redeker Nancy H. Teeters
Louis A. Weil, III

Officers
Richard A. Redeker, President Robert F.
Gunia, Vice President Grace C. Torres,
Treasurer
Stephen M. Ungerman, Assistant Treasurer S.
Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary David
F. Connor, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation Prudential
Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435M879   MF132E
74435M887
74435M481